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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05371

Russell Investment Funds

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101

(Address of principal executive offices) (Zip code)

Mary Beth Rhoden, Secretary and Chief Legal Officer

Russell Investment Funds

1301 2nd Avenue

18th Floor

Seattle, Washington 98101

206-505-4846

(Name and address of agent for service)

Registrant’s telephone number, including area code: 206-505-7877

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 to December 31, 2012

Item 1. Reports to Stockholders

2012 ANNUAL REPORT

Russell

Investment Funds

DECEMBER 31, 2012

FUND

Multi-Style Equity Fund

Aggressive Equity Fund

Non-U.S. Fund

Core Bond Fund

Global Real Estate Securities Fund

Russell Investment Funds

Russell Investment Funds is a series investment company with ten different investment portfolios referred to as Funds. These financial statements report on five of these Funds.

Russell Investment Funds

Annual Report

December 31, 2012

Russell Investment Funds

Copyright © Russell Investments 2013. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

Dear Shareholder,

If the last few years have taught us anything, it’s that being a patient, long-term investor isn’t always easy. It takes courage and commitment to stay invested when the moods of the markets swing from euphoria to panic, with very little provocation. A comment made by a European leader, a government official in the U.S. or simply a news media spokesperson can send the markets racing up or spiraling down. But this is the world in which we live and invest today and, consequently, it has never been more important to have a long-term financial plan, realistic goals and timelines, and regular check-ins with your financial advisor.

As a result of these gyrations, the journey this past year may have felt more negative than the actual performance of the broad markets. Despite 2012’s ups and downs, the markets performed well. The Russell 1000® Index returned 16.42% for the year 2012.

Whether you’re saving for retirement, already there or building a college fund or a charitable giving trust, Russell has a long, proud heritage of developing multi-asset solutions to help investors like you reach your financial goals. This year we’ve made a number of changes to our portfolios designed to deliver greater diversification and potentially lower volatility to many of the investments we manage. Combined with the guidance of your advisor, we believe these changes and additions to our funds and portfolios will help you achieve a more broadly diversified portfolio and a more consistent outcome.

On the following pages you can gain additional insights by reviewing our Russell Investment Funds 2012 Annual Report for the fiscal year ended December 31, 2012, including portfolio management discussions and fund performance information.

Thank you for the trust you have placed in our firm. All of us at Russell Investments appreciate the opportunity to help you achieve financial security.

Best regards,

Sandra Cavanaugh

CEO, Americas Private Client Services

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Funds

Market Summary as of December 31, 2012

U.S. Equity Markets

The U.S. equity market performed well during the fiscal year ended December 31, 2012. The market “climbed a wall of worry” during the fiscal year, as the strong performance of U.S. equities was in spite of lingering fears of a potential U.S. recession, continued uncertainty in Europe and slowing economic growth in China. For the one year period, the Russell 1000® Index returned 16.42% and the Russell 2000® Index returned 16.35%. Similar to the last fiscal period, the strong performance of the U.S. equity market was partially enabled by the continued resolve of central banks, in particular the U.S. Federal Reserve and European Central Bank. Official policy measures were aimed at containing the European sovereign debt crisis and combating slow economic growth and high unemployment. In addition, rising dividends, share buybacks and robust U.S. corporate earnings also helped push U.S. equity markets higher.

The U.S. equity market produced strong returns in each of the first three months of 2012, with the Russell 1000® Index returning 12.90%. U.S. equity investors were encouraged by the strong performance of computer technology and consumer discretionary companies. Stocks with high dividend yields, which had been trading at relatively high valuations, began to lag. However, the period was not dominated by the highest risk stocks, as companies with highly leveraged balance sheets also underperformed. Headline economic data in the United States was generally positive in the first three months of 2012. Year over year U.S. gross domestic product growth was positive and above 3.5% for the months of December 2011, January 2012 and February 2012 according to the U.S. Bureau of Economic Analysis. Unemployment in the U.S. decreased modestly during the quarter, from 8.5% in December 2011 to 8.3% in February 2012 according to the U.S. Bureau of Economic Analysis.

After strong performance during January, February and March, the U.S. equity market sold off in the second quarter. May was the worst single month of performance for U.S. stocks since September of 2011, as the Russell 1000® Index fell by 6.15%. During May, concerns over flagging Chinese and U.S. economic growth continued but the European sovereign debt crisis dominated investor psychology. Greece in particular remained front and center as it held a series of national elections that were staged as a referendum on Greece’s continued inclusion in the Euro. After an initial vote in May that resulted in no government being formed, speculation mounted about Greece exiting the Euro and the potential implications of its exit. This uncertainty created significant instability in the U.S. equity market in May and early June, which were further aggravated by worries over Spain’s banking system as well as Spanish and Italian government bond yields. However, the pro-Euro parties came out victorious in the Greek elections and progress at the eurozone summit helped the quarter end with a slight decrease in concerns about “tail risk” from Europe.

Many of the typical tilts of active managers were penalized during the month of May. Stocks with rising earnings estimates underperformed, as did stocks with low debt to capital ratios. The cheapest stocks in the U.S. equity market, based on price-to-earnings ratios, price-to-book ratios, and price-to-cash flow ratios, underperformed. Large capitalization managers, which normally underweight mega capitalization securities (securities of the largest companies as measured by market capitalization), faced a headwind from the outperformance of the top 50 mega capitalization stocks in the Russell 1000® Index. This combination of factor payoffs contributed to an unusually difficult quarter for active managers but also provided an opportunity to exploit the dislocations for potential future alpha (risk adjusted return) generation. The Chicago Board Options Exchange Market Volatility Index, a measure of the implied volatility of S&P 500 index options, rose during the months of April and May before falling in June to finish at 17.08. Correlations among stocks rose throughout the months of April, May and June to their highest levels of the year, in a pattern reminiscent of 2011.

After weak second quarter performance, the U.S. equity market performed well during July, August and September of 2012, with the Russell 1000® Index rising 6.31% during that time. Each of the three months was positive for the Russell 1000® Index. The most impactful news during this time came in the form of announcements from central banks, especially the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”). On September 13, the Fed announced the third round of quantitative easing in the United States and the Russell 1000® Index was up 1.56% for the day. Another large one-day move came on September 6, as market participants responded to news from the ECB of “unlimited, sterilized bond purchases.” Investors responded positively to the significant decrease in the potential for the

4	Market Summary

Russell Investment Funds

“worst case scenario” to occur with regard to European sovereign debt and associated tail risks. As these fears decreased, investors began shifting their focus to company specific valuations and fundamental measures such as cash flow generation and growth rates. The average correlation between stocks within the U.S. equity market decreased.

The factor environment also shifted and became significantly better for active managers. After struggling for much of the year, medium capitalization stocks came to life after July and made up significant ground in August. During the month of August, the Russell Midcap Index returned 3.15% and the Russell 1000® Index returned 2.43%. Stocks with lower valuation ratios, including those with low price-to-earnings and low price-to-book ratios, did particularly well in September. The signs of increased breadth of market leadership were welcomed by active managers as the year progressed and there was more differentiation based on company-specific information. Consumer discretionary stocks continued to fare well as U.S. economic data continued its gradual ascent.

The market was led marginally lower for the month of October 2012. In particular, large technology stocks struggled during the month. Apple, Inc., which had come to represent more than 4.00% of the Russell 1000® Index and more than 25.00% of the technology sector as measured by the Russell 1000® Index, struggled to provide earnings guidance that met analysts’ overall expectations. As other large technology companies followed suit, either with lower earnings guidance or failure to meet earnings or revenue estimates, the entire industry struggled.

In November, growth stocks outperformed value stocks and the market produced positive returns. However, the market saw significant intra-month volatility. After being down almost 5% near the midpoint of the month, the Russell 3000® Index rallied during the latter part of November. On November 7, 2012, the day after the U.S. presidential election, the Russell 3000® Index dropped by 2.25% and experienced its worst day of the month. After the presidential election, investors refocused their attention to what has been referred to as the “fiscal cliff.” This looming combination of higher taxes and spending cuts, ultimately aimed at reducing the federal budget deficit, was at the forefront of many investors’ concerns during the fourth quarter.

For the month of December, the Russell 3000 financial services sector was up 3.9%. Large weights to the financial services sector in the Russell 3000® Dynamic and Russell 3000® Value Indexes helped to power their returns above the returns of the Russell 3000® Defensive and Russell 3000® Growth Indexes. The year ended on a positive note, with a market rally on optimism that an agreement to avoid the “fiscal cliff” could be achieved.

The overall style environment for the year favored value stocks, as the Russell 1000® Value Index outperformed the Russell 1000® Growth Index. These indexes returned 17.51% and 15.26%, respectively. Furthermore, the environment was more favorable for dynamic stocks, as the Russell 1000® Dynamic Index outperformed the Russell 1000® Defensive Index. These indexes returned 20.21% and 12.75%, respectively.

The Russell 2000® Index shared a number of similarities with the Russell 1000® Index, with the Russell 2000® Value Index outperforming the Russell 2000® Growth Index and the Russell 2000® Dynamic Index outperforming the Russell 2000® Defensive Index. At a factor level, leverage, earnings per share variability and, to a lesser degree, beta were all rewarded, as investors were encouraged by both monetary policy and greater political clarity. The fiscal year was, however, a highly tumultuous period that resulted in both volatile equity market returns and risk appetites, as well as high stock correlations. This made it a challenging environment for U.S. small capitalization active managers, with the majority underperforming their respective benchmarks

Non-U.S. Developed Equity Markets

For the fiscal year ended December 31, 2012, the non-U.S. equity market, as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”), was up 16.73%. The ebb and flow of investor concern regarding global growth and sovereign debt led to a volatile but upward trending market environment over the 12 month period. For the most part, investors were able to see past large event risk and begin to focus on company fundamentals. In response to the multi-year debt crisis engulfing Europe, European central bank leaders implemented multiple policies to help alleviate the onerous borrowing costs in many peripheral nations. In late December 2011 and again in February 2012, the European Central Bank (“ECB”) implemented “Long-term Refinancing Operations,” in which it provided low cost loans to banks within the region. This program alleviated fear that Europe’s banks would stop extending credit to businesses and consumers, which triggered fairly substantial rallies in the global equity markets. In July, Mario Draghi, president of the ECB, asserted that ECB was ready to do whatever it takes to preserve the Euro. Investors viewed this announcement optimistically in hopes that downside risk had been substantially reduced. In September, the ECB announced a plan to purchase an unlimited amount of sovereign bonds with maturities between one and three years in further attempts to address the debt crisis.

Market Summary	5

Russell Investment Funds

In the United States, similar easing was implemented in order to help boost economic growth and speed along the economic recovery. The first, Operation Twist, saw the U.S. Federal Reserve buy longer-term treasuries, while at the same time selling shorter-term treasuries. The intent of Operation Twist was to lower rates on the long end of the yield curve and encourage demand by making financing easier for consumers. Another policy action by the Federal Reserve was the announcement of “Quantitative Easing III,” in which the Federal Reserve plans to indefinitely purchase billions of dollars worth of agency mortgage-backed securities until the outlook for the labor market improves substantially. These quantitative easing policies generally had a positive influence on global equity markets, though with diminishing impact as subsequent rounds of easing were announced.

Corporate profits continued to surprise on the upside for the majority of the fiscal year. Much of this reflected significant de-leveraging efforts by companies following the financial crisis, which translated into improved and more sustainable profit margins. During the year, investors began to reward companies for their fundamental characteristics and not just reward companies that provide defensive positioning during volatile periods. As market sentiment improved, investors began to bid up companies more geared toward economic growth and that were trading at a discount to the market. During the fiscal year, Europe posted positive equity results as numerous easing policies and talks of a fiscal union calmed the market’s fear of a potential euro breakup. European stocks gained a remarkable 22% during the period as measured by the Index despite the abundance of negative news flow early in the year. In May, the eurozone’s duopolistic leadership of Angela Merkel and Nicolas Sarkozy was disrupted when Francois Hollande was elected President of France, bringing a pro-growth agenda to European negotiations that had previously been centered on austerity. Despite positive equity market performance in most member countries, economic data out of the region was poor for the period. Spain’s national unemployment rate hovered around 25%, while the unemployment rate for those under the age of 25 stayed above 50% for the period according to the Spanish National Statistics Institute. In Italy, gross domestic product contracted over 2% for the 12-month period ending September 30, 2012 according to the Italian National Institute of Statistics. Within European equity markets, the more stable growth companies such as pharmaceuticals and food retailers were the best performers as measured by the Index, although with the improved political support, the northern European financial sector also outperformed the Index.

United Kingdom (“U.K.”) stocks lagged the broad benchmark despite gaining 16.15% for the year as measured by the Index. With positive economic momentum following the Diamond Jubilee and the summer Olympics, the U.K. exited a recession that began in the first quarter of the year. Banks and industrials were some of the best performing sectors in the U.K. equity market, although the headwinds that faced energy and pharmaceutical companies contributed to the relative underperformance of the U.K.

Despite the positive global momentum that monetary stimuli provided, Japanese securities struggled to keep pace with their global peers. For the 12 month period ending December 31, 2012, the Japanese market returned 8.55% as measured by the Index, which made it the worst performing region during the period. For a majority of the year, the continued strength of the yen was a headwind for the country’s exporters, as multiple easing policies by the Bank of Japan had little lasting effect on weakening the country’s currency. Also, Japanese firms faced continued supply-chain disruptions as they struggled to rebuild domestic manufacturing facilities impacted by the earthquake/tsunami and offshore operations affected by massive floods in Thailand. In addition to natural disaster related issues, Japanese firms were negatively impacted by geopolitical strife. Chinese-Japanese relations soured during the summer as both countries laid claim to a group of uninhabited islands in the East China Sea. In response, Chinese consumers shunned Japanese products, damaging Japanese exports. Automakers in Japan subsequently lowered their sales and earnings forecasts.

Sector payoffs were largely a reversal of the prior year’s results. Many of the sectors that struggled in 2011 had strong results in 2012. Financials, consumer discretionary, health care, and industrials were the top performing sectors in 2012, while energy, telecommunications, utilities and materials all struggled. Commercial banks were large beneficiaries of the improved sentiment in the market, as most regions posted strong results, notably the northern European banks. The consumer discretionary sector also had a reversal of results compared with 2011. With strong sales and demand from emerging markets, especially in the luxury goods and auto sectors, consumer discretionary was the second best performing sector in the Index. The energy sector was the worst performing sector in the Index, as oil prices stagnated and global growth prospects were very modest. Worries of slower growth continued to weigh on the materials sector, while a realized slowdown in China depressed commodity prices.

Emerging Markets

The Russell Emerging Markets® Index (the “Index”) gained 18.78% over the fiscal year ended December 31, 2012. In what was another relatively volatile period, macroeconomic events and policy continued to impact emerging market

6	Market Summary

Russell Investment Funds

equities against a backdrop that saw investor attention frequently occupied by the ongoing sovereign debt crisis in Europe. Inflationary pressures eased through the year, allowing central banks from Brazil to India to China to reduce interest rates and provide improving liquidity conditions for equity markets. With central banks in the developed world extending quantitative easing measures, amid record low interest rates, emerging markets benefited from investors’ appetite for returns. Measures to control currency appreciation were also adopted by several nations in an effort to maintain the competitiveness of their exports. An improving economic picture out of China in the final third of the year and a growing belief that the U.S. “fiscal cliff” would be resolved were catalysts for an end of year rally.

The monetary stimulus that sparked life into global equity markets at the end of 2011 enhanced returns in emerging markets through the first quarter of 2012, as the Index enjoyed its best first quarter in 20 years, registering a 14.65% first quarter gain. Confidence was augmented by an additional round of long term refinancing operations from the European Central Bank (“ECB”) at the end of February, aimed at ensuring another credit crunch did not stifle economic growth. A calming of events in the eurozone, after Greece made a tentative agreement with its creditors, spurred Eastern European markets, which are highly geared to the eurozone region. Fear over slowing economic growth was the basis for stimulus packages and central bank action across a number of emerging markets. Investor reaction was mixed across the different countries but all markets registered positive returns. During the second quarter of 2012, emerging markets gave back the majority of outperformance generated over the first quarter of 2012. Confirmation of a slowdown in China and growth concerns more broadly across emerging markets combined to weigh on investor risk appetite, which resulted in large capital outflows and weakening currencies. A 20% dive in the price of Brent crude amid softening commodity prices proved detrimental for a number of emerging markets. The Index declined 9.14% during the quarter.

After a slow start, the third quarter of 2012 saw emerging markets rebound with the Index climbing 7.99%. Once again, it was a combination of stimulus action from policymakers and central bank monetary easing across both developed and emerging markets which bolstered investor confidence. At the forefront of this was the ECB President Mario Draghi, who declared that the bank would do “whatever it takes” to protect the euro. The result was a sharp fall in investor risk aversion and emerging markets became the beneficiaries of increased investor liquidity. Positive equity returns were registered despite the release of some relatively weak macroeconomic data in a number of major emerging countries and continuing weakness in earnings expectations.

The fourth quarter of 2012 saw emerging markets record solid returns, with the Index returning 5.58%. Key events included a U.S. presidential election as well as a political transition in China, which is scheduled once every ten years. The uncertainty created by these two events was the basis for a mid quarter dip. However, neither event provided much surprise and investors shifted their focus to the impending “fiscal cliff” in the U.S. Although initial nervousness led markets lower, investor hopes for a resolution were reflected in a rally which began in the second half of November and continued through the year end. The positive sentiment was augmented by a debt agreement in Greece, the U.S. Federal Reserve’s decision to extend its quantitative easing program and continued improvement in forward looking indicators in China.

For the one year period ended December 31, 2012, Turkey was the best performing market, not only in the Eastern European region, but also the world, rising 63.15% over the period as measured by the Index. The country was aided by a sovereign debt upgrade, improving public finances and a growing domestic market that served to support corporate earnings and enable the central bank to implement interest rate cuts. Russia was one of the weakest regional markets over the fiscal year, returning just 12.35% as measured by the Index. The energy weighted market suffered as the price of crude oil declined 7.1% over the period. Issues with regard to corporate governance and corruption remained a focus for investors as valuations remained at a discount to other emerging markets. The Czech Republic also recorded a disappointing year, climbing 1.39% as measured by the Index. The financials weighted market suffered as investors sought to avoid exposure to the eurozone debt crisis.

In Latin America, Brazil was the weakest market during the fiscal year, adding just 4.66% as measured by the Index. Decelerating gross domestic product (“GDP”) growth led the central bank to cut rates to record lows over the period while the government announced a raft of stimulus measures. Supply side issues continued to constrain growth and many of the government’s measures focused on longer term infrastructure investment. However, investors focused on the potentially inflationary impact of these actions. An expected uptick in GDP growth in the third quarter did not materialize although a recovery in China gave the equity market some impetus in the last six weeks of the year. This was most notable in the resources sector, which had been hurt by the weaker outlook for global growth. Meanwhile, Mexico was the best performing market in Latin America, rising 33.49% as measured by the Index, and was helped by robust management of public finances, a presidential election and a recovery in its largest trading market, the United States.

Market Summary	7

Russell Investment Funds

Speculation that new president, Enrique Peña Nieto, may seek to open the energy sector to private investment was also well received. The Colombian equity market was another strong performer, gaining 31.27% as measured by the Index, underpinned by strong fiscal management, attractive GDP growth and a $100bn infrastructure investment plan.

Asian markets recorded some of the largest gains in the Index, including a 44.32% rise in Thailand. Recovery and reconstruction in the wake of floods in 2011 provided major stimulus to the economy. The Philippines also performed well, gaining 45.91% as measured by the Index, as improving macroeconomic fundamentals and a reformist government boosted investor confidence. South Korean equities added 19.64% over the fiscal year as measured by the Index. South Korean GDP slowed to just 1.6% in the third quarter and a deterioration in key trade markets of Europe and China and a stronger local currency (Won) hurt exporters. However, the market rallied in the fourth quarter, boosted by Chinese macroeconomic data that suggested the country would avoid a hard landing and positive sentiment towards a “fiscal cliff” deal. China registered some robust return, gaining 20.08% as measured by the Index. Despite fears over a hard landing and a string of consecutively weak economic data releases that impacted the market during the middle of the year, the country strongly rebounded in the fourth quarter. A deceleration in GDP to 7.5%, the lowest reading since 2009, provided the backdrop to a period which saw the central bank cut rates twice as well as implement a number of other stimuli in an effort to ward off a sharp economic slowdown. Data released in the third quarter indicated that these efforts had been successful and provided impetus for a rally into year end.

In contrast, some North Asian markets were left trailing regional peers. Deteriorating fundamentals, including rising inflation and declining exports, left the Taiwanese market lagging with a 17.54% return as measured by the Index. Indian equities began the year well before a deterioration in GDP growth, inflationary pressures, plunging industrial production and corporate scandals negatively impacted the market mid-year. The impact saw the Indian rupee hit an all time low against the dollar, which was another headwind to the country’s economy. India is a net importer of oil and rising fuel costs saw refiners raise prices, further inflaming inflationary pressures. However, a flurry of investor-friendly reforms and a healthier third quarter GDP reading of 5.3% YoY (year over year) provided a strong boost to the market in the fourth quarter. India finished the fiscal year up by 25.70%, as measured by the Index.

At the sector level, health care was the best performing sector, climbing 34.67% during the fiscal year as measured by the Index. The sector benefited from a combination of strong fundamentals and merger and acquisition activity, particularly in Asia where medical supplies manufacturers and life providers alike did well. Pro-cyclical sectors technology and financials also performed well, adding 23.57% and 26.64% respectively, while consumer staples rose 27.17%. Within consumer staples, beverage producers did particularly well on the back of continued demand growth and a round of merger and acquisition activity in the sector. The weakest performance came from energy and materials and processing, which advanced 6.13% and 10.88%, respectively, as measured by the Index.

U.S. Global Fixed Income Markets

For the fiscal year ended December 31, 2012, fixed income markets continued to be driven by global macroeconomic factors. The market started the year following a positive trend as part of a relief rally that began in October 2011. This rally was supported by a series of positive announcements during a respite from negative announcements from the United States and Europe. However, negative developments started to resurface once again in April and May, which caused a temporary setback in the market’s rally. Central bankers from Europe and the United States responded by providing additional stimulus to ease investor concerns. With the support from central banks, the market continued its rally through the end of the year.

Markets outperformed in the first quarter as positive developments, and a decline in negative announcements, supported demand for non-treasury sectors. In February, the U.S. Federal Reserve (the “Fed”) announced the private sale of the remaining assets in its Maiden Lane II portfolio to Credit Suisse Group AG. This portfolio primarily consisted of non-agency mortgage assets that were acquired in 2008 from American International Group Inc. (AIG) to alleviate capital and liquidity pressures on the company. A portion of the Maiden Lane II portfolio was sold off in the open market in 2011, but sales were halted after the drawn out sales process started to materially depress sub-prime non-agency mortgage asset prices. This transaction was seen as a positive development as it removed looming concerns of potentially another round of disruptive open market sales. The Fed stated that the combined sales of the Maiden Lane II portfolio netted a $2.8 billion profit for U.S. taxpayers. In the same month, the European Central Bank provided 800 eurozone banks with an additional €529.5 billion in low interest loans as part of the second round of its Long Term Refinancing Operations (“LTRO”). The LTRO program was a low cost loan scheme for European banks that was announced by the European Central Bank towards the end of 2011 in a bid to help ease the eurozone crisis. Round one was carried out in December 2011, when banks took €489 billion from the European Central Bank. Separate but related, the European

8	Market Summary

Russell Investment Funds

Central Bank and the International Monetary Fund also finally agreed to a €130 billion bailout for Greece to help it avoid default. The combination of these developments reduced the short-term risk of negative knock-on effects to emerging market countries. This respite was reflected positively in emerging market debt performance, with the Barclays Emerging Market (USD) Index outperforming equivalent duration U.S. treasuries by 3.55% in February. In March, the results of the Fed’s stress test of the 19 largest U.S. banks’ capital adequacy were released. With 15 of the 19 banks passing the stress test, markets continued to rally. For February and March 2012, all credit sectors in the Barclays US Aggregate Bond Index outperformed their respective equivalent duration U.S. treasuries. In particular, investment grade corporate bonds (particularly the financial sub-sector), commercial mortgage-backed securities and emerging market debt lead the way. The Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index and the Barclays Emerging Market (USD) Index outperformed equivalent duration U.S. treasuries by 2.00%, 2.07% and 5.13%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was 4.88% and -0.27% in February and March, respectively.

However, risk aversion returned to the marketplace in April and May as negative news out of the U.S. and Europe dominated markets once again. U.S. economic data releases were lackluster as labor markets remained weak with initial jobless claims at the start of April elevated at approximately 388,000 according to the U.S. Department of Labor. The first quarter 2012 advanced U.S. Gross Domestic Product (“GDP”) release came in below expectations at a sluggish 2.2% according to the U.S. Bureau of Economic Analysis. In Europe, concerns over the solvency of Spanish banks were front and center in addition to S&P’s downgrade of Spain’s debt rating from A to BBB+ in April. In May, concerns continued to mount as Spanish yields continued to increase, reflecting growing perceived risk in the Spanish banking sector. In addition, investors had to deal with the uncertainty surrounding which party would win in the upcoming Greek elections. Greek parties had differing views on austerity and the outcome of the election was seen to influence whether or not Greece would exit the Euro. Up until this point, U.S. 10-year treasury yields had been increasing from 1.87% at the beginning of January 2012 to 2.21% at the end of March. Due to the negative developments in these two months, U.S. 10-year treasury yields decreased by 0.65% to 1.56% at the end of May, reflecting a flight-to-safety by investors. Over this period, all credit risk sectors in the Barclays U.S. Aggregate Bond Index underperformed equivalent duration U.S. treasuries. The asset-backed securities sector underperformed the least, as investors continued to see these securities as high quality and liquid. However, the Barclays US Mortgage Backed Securities Index, Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index, Barclays High Yield Index and Barclays Emerging Market (USD) Index underperformed equivalent duration U.S. treasuries by 0.92%, 2.11%, 0.94%, 2.34% and 5.56%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was 1.67% and (0.23)% in April and May, respectively.

After these two tumultuous months, markets rallied as a series of central bank actions stimulated investors to resume risk taking. In June, Spain accepted a bailout package of up to €100 billion that focused on stabilizing the Spanish banking sector. Afterwards, the anxiety surrounding the Greek election subsided after the pro-bailout New Democracy party won the elections and gave hope to investors that Greece would stay in the Euro. The market’s positive momentum continued in July as Mario Draghi, president of the European Central Bank, publicly announced that the European Central Bank was ready to do whatever it takes to preserve the Euro. The Fed reaffirmed its commitment to keep rates low until end of 2014, but remained elusive about the possibility of releasing a third round of quantitative easing. Meanwhile, investors continued to bolster the markets on speculation that the Fed’s stimulus would be announced in the near future. In September, the Federal Reserve announced a third round of quantitative easing, as many had speculated, but surprised investors with the open ended nature of the stimulus program. The third round of quantitative easing (“Quantitative Easing III”) would be in the form of an additional $40 billion in agency mortgage backed securities purchases per month until labor markets substantially improved. While investors had already bid up agency mortgages in expectation of a stimulus program using agency mortgage purchases, the open ended nature of the announcement caused agency mortgages to further rally immediately after the announcement. The Fed also announced the continuation of Operation Twist (a program to sell short-term U.S. treasuries and buy longer-dated bonds) and revised its expectation of a rate rise to mid-2015. The culmination of the various developments over this period was highly supportive of risk assets. From June to October, the U.S. 10-year treasury yield increased from 1.56% at the end of May to 1.69% at the end of October. The Barclays US Mortgage Backed Securities Index, Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index, Barclays High Yield Index and Barclays Emerging Market (USD) Index outperformed equivalent duration U.S. treasuries by 0.90%, 5.60%, 4.89%, 7.46% and 11.00%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was very strong over this period, with the most outstanding month being September where the index returned 19.47%.

Market Summary	9

Russell Investment Funds

Markets cooled off a bit in November following the U.S. Presidential election. The Barclays Investment Grade Corporate Index underperformed equivalent duration U.S. treasuries by 0.87% and the U.S. 10-year treasury yield decreased 0.08% as markets refocused their concerns on the “fiscal cliff” negotiations. The investment grade corporate sector was notably affected, as issuers pushed through issuances planned for early 2013 in order to get ahead of any tax and market uncertainties as a result of the fiscal cliff. Markets ended the year in December on a high note with all major fixed income sectors in the Barclays US Aggregate Bond Index outperforming their respective equivalent duration U.S. treasuries. For example, the investment grade corporate bond sector, as measured by the Barclays Investment Grade Corporate Index, outperformed equivalent duration U.S. treasuries by 0.60%. Furthermore, the 10-year U.S. treasury yield increased by 0.12%. December is traditionally a quiet month as markets slow down heading in to the holiday season. However, investors were kept on their toes this year as the Fed announced another round of quantitative easing on December 12th. The Fed announced their plans to let Operation Twist expire and replaced it with $45 billion of U.S. treasury purchases per month. In addition, the Fed provided a small surprise to the market by announcing a new guidance format for providing clarity on the path of interest rates. The Fed stated that they expect the federal funds rate will need to be low as long as the jobless rate is above 6.5%, shorter-term (between one to two years ahead) inflation is no more than 2.5%, and longer-term inflation is well-anchored. December was also eventful due to the ongoing fiscal cliff negotiations that were drawn out until just before the December 31st deadline. Despite the tense drama, markets had become increasingly optimistic of a non-catastrophic outcome throughout the month and this optimism drove December’s market rally.

10	Market Summary

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Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

Multi-Style Equity Fund
	Total Return
1 Year	15.69%
5 Years	0.71	%§
10 Years	6.94	%§

Russell 1000® Index**
	Total Return
1 Year	16.42%
5 Years	1.92	%§
10 Years	7.52	%§

12	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

The Multi-Style Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of December 31, 2012, the Fund had seven money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2012?

For the fiscal year ended December 31, 2012, the Multi-Style Equity Fund gained 15.69%. This is compared to the Fund’s benchmark, the Russell 1000® Index, which gained 16.42% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2012, the Lipper® Large-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 14.94%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other that the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Though the average market environment over the year was conducive for the Fund’s investment strategies, there were marked periods of difficulty, including during the second quarter. On the whole, the year was conducive for a portfolio set to benefit from economic growth and the Fund benefited from its pro-economic growth positioning. Generally, the Fund benefited from an overweight to stocks with moderate to high earnings variability and an overweight to stocks with strong forecast growth.

The Fund outperformed the Russell 1000® Index for the first quarter of 2012. During this time, the Fund’s overweights to stocks with low price-to-earnings and low price-to-book ratios were beneficial to excess return. An overweight to stocks with higher betas was also beneficial as market participants became less risk averse and more constructive on the economy going forward. A tilt toward stocks with high forecast growth also provided a tailwind to performance during the first quarter. Sector exposure effects were positive for the Fund, as it overweighted the outperforming consumer discretionary sector and underweighted the underperforming utilities sector. Within the first quarter, the Fund experienced the most positive stock selection effects from the financial services and technology sectors.

The Fund underperformed the Russell 1000® Index for the second quarter of 2012. During the second quarter, market participants grew more risk averse and began to indiscriminately sell stocks with more sensitivity to economic growth, a pattern similar to the lows of 2011. Overweight positioning in stocks with above-market growth rates, below-market debt-to-capital ratios and below-market valuations (price-to-earnings, price-to-book, and price-to-cash flow) detracted from performance during the quarter. An underweight to stocks with high dividend yields was also detrimental to Fund performance. In the second quarter, stock selection effects detracted most value in the consumer discretionary and technology sectors.

The Fund outperformed the Russell 1000® Index for the third quarter of 2012, when its positioning for a continued U.S. economic recovery was rewarded. The benchmark-relative overweights to stocks with high growth rates and rising earnings estimates were beneficial. Additionally, the overweights to stocks with low price-to-book and low price-to-cash flow ratios were rewarded. The Fund’s underweight to stocks with high debt-to-capital ratios also contributed to excess returns. Sector exposure effects were positive due to underweights to the consumer staples and utilities sectors. Stock selection effects were positive for the Fund and were best within the financial services and energy sectors.

The Fund also outperformed the Russell 1000® Index for the fourth quarter of 2012. The Fund was well positioned for the factor environment during the quarter, with overweights to stocks with lower valuation ratios. The Fund’s tilt toward medium capitalization stocks was also rewarded. Sector exposure effects were positive for the Fund, due in large part to underweights to the technology and utilities sectors. Stock selection effects were positive for the Fund and were best within the technology and consumer discretionary sectors.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

During the course of the year, the Fund was positioned for a moderate economic recovery. The Fund had benchmark relative overweights to stocks with high forecast growth, low valuations and lower dividend yield. The Fund performed well during the first, third and fourth quarters of 2012, but lagged during the second. The spring of 2012 proved to be more difficult for the Fund as it encountered a poor market environment relative to its factor positioning. The large market selloff during the month of May was particularly troublesome for Fund performance. The focus of market participants during this time was on macroeconomic uncertainty and investors favored larger more defensive securities, to which the Fund was underweight.

Multi-Style Equity Fund	13

Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

The Fund performed well toward the end of the year, as investors focused more on individual stock specifics. Notwithstanding the difficulty faced during the second quarter, on average the Fund was well positioned from a sector perspective with benchmark relative overweights to consumer discretionary and health care stocks.

With respect to money managers’ benchmark relative performance over the fiscal year, three of the Fund’s seven managers outperformed, one finished in line with and three finished behind their respective benchmarks.

Columbus Circle Investors (“Columbus Circle”) outperformed the Russell 1000® Growth Index for the fiscal year. Columbus Circle benefited from an overweight to stocks with low price-to-book ratios and an overweight to stocks whose earnings had been revised upward. Tilts toward stocks with higher earnings variability and forecast growth also contributed to excess return. Columbus Circle also displayed positive sector exposure effects and stock selection effects.

Sustainable Growth Advisers, LP (“Sustainable”) outperformed the Russell 1000® Growth Index for the fiscal year. Sustainable benefited from a tilt toward stocks with higher forecast growth and lower dividend yield. The majority of Sustainable’s excess return for the year was generated through positive stock selection effects.

Suffolk Capital Management, LLC (“Suffolk”) underperformed the Russell 1000® Index for the fiscal year. Suffolk’s largest period of underperformance came during the second quarter of 2012, where macroeconomic headwinds led investors to sell stocks with characteristics paramount to Suffolk’s selection model. On average over the year, Suffolk generated negative stock selection effects.

Institutional Capital LLC (“ICAP”) modestly underperformed the Russell 1000® Value Index for the fiscal year. ICAP’s tilt toward larger capitalization stocks with more stable historical earnings was a headwind to excess return. Sector exposure effects were negative for ICAP over the year, due to a technology overweight and a financial services underweight.

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) underperformed the Russell 1000® Value Index for the fiscal year. The majority of Jacobs Levy’s negative excess return during the year was generated from negative stock selection effects. Sector exposure effects were also a headwind due to an energy overweight and a financial services underweight.

DePrince, Race & Zollo, Inc. (“DePrince”) outperformed the Russell 1000® Value Index for the fiscal year. DePrince benefited from an overweight to stocks with low price-to-cash flow ratios and a tilt toward stocks with strong forecast growth. Sector exposure effects and stock selection effects were also positive for DePrince over the year.

Mar Vista Investment Partners, LLC (“Mar Vista”) was hired at the end of September 2012 and slightly underperformed the Russell 1000® Index for the portion of the fiscal year in which it was a money manager in the Fund. During this period, Mar Vista’s larger market capitalization tilt and underweight to stocks with low price-to-cash flow ratios were headwinds to performance. An overweight to the technology sector and an underweight to the financial services sector also detracted from excess return.

BlackRock Capital Management, Inc. (“BlackRock”) was terminated in August 2012 and underperformed the Russell 1000® Growth Index during the portion of the fiscal year in which it was a money manager for the Fund. BlackRock’s higher growth, earnings momentum investment strategy was largely out of favor during the period. An overweight to stocks with higher forecast growth and an underweight to stocks with higher market capitalization both detracted from benchmark relative performance.

Until February 28, 2012, RIMCo employed a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determined not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzed the holdings in the Fund segments assigned to money managers to identify particular stocks that had been selected and were held in overweight positions by multiple money managers. RIMCo used a proprietary model to rank these stocks. Based on this ranking, RIMCo purchased additional shares of certain stocks for the Fund. RIMCo performed this analysis and ranking, and purchased or sold stocks based on this analysis and ranking, on a regular, periodic basis. The strategy was designed to increase the Fund’s exposure to stocks that were viewed as attractive by multiple money managers. The select holdings strategy performed behind expectations during the period. The strategy’s overweight to stocks with lower market capitalization and to stocks with lower price-to-book ratios were both detrimental to performance. The strategy’s stock selection effects were also negative and detracted most within the energy and technology sectors.

In June 2012, RIMCo began to manage a portion of the Fund’s assets directly as a means to manage the Fund’s factor exposures by providing exposure to lower beta “defensive” stocks that tend to be underweighted by active managers. The strategy is a passive index replication strategy that consists of the stocks in the Russell Top 200® Defensive Index. RIMCo’s strategy performed in line with expectations and provided the desired performance pattern during the time it was employed by the Fund.

Describe any changes to the Fund’s structure or the money manager line-up.

In August 2012, RIMCo terminated BlackRock Capital Management, Inc. In September 2012, RIMCo hired Mar Vista Investment Partners, LLC.

14	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

In June 2012, RIMCo began to manage a portion of the Fund’s assets directly as a means to manage the Fund’s factor exposures by providing exposure to lower beta “defensive” stocks that tend to be underweighted by active managers. The strategy is a passive index replication strategy that consists of the stocks in the Russell Top 200® Defensive Index.

On March 1, 2012, RIMCo terminated the “select holdings” strategy in the Fund.

Money Managers as of December 31, 2012	Styles
Columbus Circle Investors	Growth
DePrince, Race & Zollo, Inc.	Value
Institutional Capital LLC	Value
Jacobs Levy Equity Management, Inc.	Value
Mar Vista Investment Partners, LLC	Market-Oriented
Suffolk Capital Management LLC	Market-Oriented
Sustainable Growth Advisers, LP	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Funds (“RIF”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	Assumes initial investment on January 1, 2002.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Multi-Style Equity Fund	15

Russell Investment Funds

Multi-Style Equity Fund

Shareholder Expense Example — December 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fees and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2012	$1,000.00	$1,000.00
Ending Account Value December 31, 2012	$1,074.00	$1,020.66
Expenses Paid During Period*	$4.64	$4.52

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

16	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 94.8%
Consumer Discretionary - 12.6%
Amazon.com, Inc. (Æ)	3,810	957
AutoZone, Inc. (Æ)	1,450	514
Brown Shoe Co., Inc.	4,900	90
Cablevision Systems Corp. Class A	28,000	418
CBS Corp. Class B	10,500	400
Coach, Inc.	235	13
Comcast Corp. Class A	20,129	752
Costco Wholesale Corp.	1,332	132
DIRECTV (Æ)	1,852	93
eBay, Inc. (Æ)	71,170	3,631
Estee Lauder Cos., Inc. (The) Class A	7,986	478
Foot Locker, Inc.	12,200	392
Ford Motor Co. (Ñ)	33,000	427
GameStop Corp. Class A (Ñ)	14,200	356
General Motors Co. (Æ)	36,500	1,052
Guess?, Inc.	30,500	748
Hanesbrands, Inc. (Æ)	17,900	641
Hertz Global Holdings, Inc. (Æ)	83,087	1,352
Home Depot, Inc.	40,166	2,485
John Wiley & Sons, Inc. Class A (Æ)	4,500	175
Johnson Controls, Inc.	99,700	3,061
KAR Auction Services, Inc.	3,800	77
Kohl’s Corp.	11,100	477
Las Vegas Sands Corp.	11,305	522
Limited Brands, Inc.	9,810	462
Lowe’s Cos., Inc.	15,245	542
Lululemon Athletica, Inc. (Æ)	3,500	267
Macy’s, Inc.	24,100	938
Marriott Vacations Worldwide Corp. (Æ)	3,400	142
McDonald’s Corp.	17,670	1,558
Michael Kors Holdings, Ltd. (Æ)	18,475	943
Nike, Inc. Class B	38,610	1,992
O’Reilly Automotive, Inc. (Æ)	12,376	1,107
PVH Corp.	4,100	455
Sears Holdings Corp. (Æ)	2,700	112
Sirius XM Radio, Inc. (Ñ)	156,000	451
Snap-on, Inc.	8,000	632
Starbucks Corp.	62,981	3,377
Starwood Hotels & Resorts Worldwide, Inc. (ö)	15,860	910
Target Corp.	25,161	1,489
Time Warner, Inc.	123,250	5,895
TJX Cos., Inc.	2,249	95
Toll Brothers, Inc. (Æ)	5,100	165
Ulta Salon Cosmetics & Fragrance, Inc.	4,300	423
Urban Outfitters, Inc. (Æ)	11,100	437
Viacom, Inc. Class B	51,200	2,700
Wal-Mart Stores, Inc.	5,184	354
Walt Disney Co. (The)	36,403	1,812
Whirlpool Corp.	4,407	448
Wolverine World Wide, Inc.	8,900	365
Yum! Brands, Inc.	31,238	2,074

		49,388

	Principal Amount ($) or Shares	Fair Value $
Consumer Staples - 7.0%
Altria Group, Inc.	6,224	196
Anheuser-Busch InBev NV - ADR	9,547	835
Archer-Daniels-Midland Co.	15,500	425
Cia de Bebidas das Americas - ADR	32,260	1,355
Clorox Co. (The)	5,400	395
Coca-Cola Co. (The)	132,313	4,795
Coca-Cola Enterprises, Inc.	18,300	581
Colgate-Palmolive Co.	32,808	3,428
Constellation Brands, Inc. Class A (Æ)	18,800	665
CVS Caremark Corp.	3,920	190
Dean Foods Co. (Æ)	43,500	718
General Mills, Inc.	1,963	79
Kellogg Co.	12,336	689
Kimberly-Clark Corp.	1,190	100
Kraft Foods Group, Inc. (Æ)	21,497	978
Molson Coors Brewing Co. Class B	14,700	629
Mondelez International, Inc. Class A	89,328	2,276
PepsiCo, Inc.	22,258	1,523
Philip Morris International, Inc.	12,770	1,068
Procter & Gamble Co. (The)	60,301	4,094
Reynolds American, Inc.	1,003	42
Safeway, Inc. (Ñ)	23,700	429
Sysco Corp.	1,773	56
Tyson Foods, Inc. Class A	17,000	330
Walgreen Co.	21,618	800
Whole Foods Market, Inc.	7,839	716

		27,392

Energy - 10.2%
Alpha Natural Resources, Inc. (Æ)	14,000	136
Atwood Oceanics, Inc. (Æ)	5,300	243
Cabot Oil & Gas Corp.	10,040	499
Chevron Corp.	31,377	3,393
Cimarex Energy Co.	2,900	167
ConocoPhillips	14,270	828
Devon Energy Corp.	14,600	760
Exxon Mobil Corp.	106,933	9,257
Halliburton Co.	47,500	1,648
Hubbell, Inc. Class B (Æ)	2,710	229
Kinder Morgan, Inc.	13,600	480
Laredo Petroleum Holdings, Inc. (Æ)	4,600	84
Marathon Oil Corp.	124,700	3,823
Marathon Petroleum Corp.	9,450	595
Murphy Oil Corp.	33,100	1,971
National Oilwell Varco, Inc.	32,047	2,191
Newfield Exploration Co. (Æ)	18,900	506
Noble Energy, Inc.	10,458	1,064
Occidental Petroleum Corp.	46,862	3,590
Pioneer Natural Resources Co. (Ñ)	4,100	437
Schlumberger, Ltd.	49,873	3,456
Southwestern Energy Co. (Æ)	38,950	1,301
Spectra Energy Corp.	1,976	54
Statoil ASA - ADR	29,400	736
Superior Energy Services, Inc. (Æ)	25,100	520

Multi-Style Equity Fund	17

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Tesoro Corp.	16,900	744
Total SA - ADR	8,300	432
Whiting Petroleum Corp. (Æ)	13,400	581

		39,725

Financial Services - 15.7%
ACE, Ltd.	21,677	1,730
Aflac, Inc.	1,500	80
Alleghany Corp. (Æ)	1,300	436
Allied World Assurance Co. Holdings AG	2,100	165
Allstate Corp. (The)	19,000	763
American Express Co.	23,290	1,339
American Tower Corp. Class A (ö)	14,648	1,131
Aspen Insurance Holdings, Ltd.	15,600	500
Assurant, Inc.	7,100	246
Axis Capital Holdings, Ltd.	15,500	537
Bank of New York Mellon Corp. (The)	61,300	1,576
BB&T Corp.	62,250	1,812
Berkshire Hathaway, Inc. Class B (Æ)	25,740	2,309
BlackRock, Inc. Class A	7,717	1,596
BOK Financial Corp.	1,000	54
Capital One Financial Corp.	80,394	4,658
Chubb Corp. (The)	818	62
Citigroup, Inc.	100,300	3,969
City National Corp.	1,800	89
CME Group, Inc. Class A	13,700	695
Comerica, Inc.	21,300	646
Cullen/Frost Bankers, Inc.	16,400	890
Discover Financial Services	53,887	2,078
Douglas Emmett, Inc. (ö)	25,800	601
Endurance Specialty Holdings, Ltd.	6,500	258
Extra Space Storage, Inc. (ö)	11,500	418
First Republic Bank	20,200	662
FirstMerit Corp.	6,000	85
Franklin Resources, Inc.	271	34
Goldman Sachs Group, Inc. (The)	8,830	1,126
Hanover Insurance Group, Inc. (The)	3,100	120
Hartford Financial Services Group, Inc.	30,700	689
Hospitality Properties Trust (ö)	7,100	166
JPMorgan Chase & Co.	146,950	6,461
KeyCorp	45,800	386
Lincoln National Corp.	45,633	1,182
Loews Corp.	347	14
LPL Financial Holdings, Inc.	100	3
Markel Corp. (Æ)	1,860	806
Marsh & McLennan Cos., Inc.	1,520	52
Mastercard, Inc. Class A	2,968	1,458
Mercury General Corp.	7,700	306
MetLife, Inc.	62,800	2,068
Morgan Stanley	33,000	631
Northern Trust Corp.	14,000	702
PartnerRe, Ltd. - ADR	7,260	584
People’s United Financial, Inc.	24,300	294
PNC Financial Services Group, Inc.	19,000	1,107
ProAssurance Corp.	8,400	354
Prudential Financial, Inc.	41,800	2,229
Public Storage (ö)	390	57

	Principal Amount ($) or Shares	Fair Value $
State Street Corp.	48,520	2,281
SunTrust Banks, Inc.	21,500	610
SVB Financial Group (Æ)	1,400	78
Symetra Financial Corp.	2,300	30
Thomson Reuters Corp.	342	10
Travelers Cos., Inc. (The)	1,180	85
Unum Group	11,800	246
Valley National Bancorp (Ñ)	29,136	271
Visa, Inc. Class A	27,698	4,198
Wells Fargo & Co.	98,350	3,362

		61,385

Health Care - 12.7%
Abbott Laboratories	10,730	702
Alere, Inc. (Æ)	1,000	19
Alexion Pharmaceuticals, Inc. (Æ)	5,311	498
Allergan, Inc.	921	84
Allscripts Healthcare Solutions, Inc. (Æ)	300	3
Amarin Corp. PLC - ADR (Æ)(Ñ)	47,600	385
Amgen, Inc.	2,379	205
Ariad Pharmaceuticals, Inc. (Æ)	18,600	357
Baxter International, Inc.	57,002	3,800
Becton Dickinson and Co.	618	48
Biogen Idec, Inc. (Æ)	6,037	885
Boston Scientific Corp. (Æ)	126,700	726
Bristol-Myers Squibb Co.	23,790	775
Cardinal Health, Inc.	1,054	43
Celgene Corp. (Æ)	1,337	105
Cerner Corp. (Æ)	19,740	1,533
Community Health Systems, Inc.	20,500	630
Covidien PLC	48,268	2,788
Eli Lilly & Co.	8,749	431
Endo Health Solutions, Inc. (Æ)	2,600	68
Express Scripts Holding Co. (Æ)	11,300	610
Forest Laboratories, Inc. (Æ)	20,800	735
Gilead Sciences, Inc. (Æ)(Ñ)	14,185	1,042
Humana, Inc.	7,540	517
Intuitive Surgical, Inc. (Æ)	2,590	1,270
Johnson & Johnson	100,721	7,063
Magellan Health Services, Inc. (Æ)	3,100	152
McKesson Corp.	16,761	1,625
Medtronic, Inc.	13,305	546
Merck & Co., Inc.	8,815	361
Molina Healthcare, Inc. (Æ)	3,800	103
Mylan, Inc. (Æ)	47,510	1,306
Novartis AG - ADR	34,050	2,156
Novo Nordisk A/S - ADR	7,880	1,286
Perrigo Co.	12,980	1,350
Pfizer, Inc.	311,703	7,818
Regeneron Pharmaceuticals, Inc. (Æ)	1,210	207
St. Jude Medical, Inc.	17,357	627
Stryker Corp.	944	52
Teva Pharmaceutical Industries, Ltd. - ADR	11,650	435
Thermo Fisher Scientific, Inc.	21,173	1,350
UnitedHealth Group, Inc.	43,274	2,346
Valeant Pharmaceuticals International, Inc. (Æ)	12,544	750

18	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Vertex Pharmaceuticals, Inc. (Æ)	11,800	495
Watson Pharmaceuticals, Inc. Class B (Æ)	5,400	464
WellPoint, Inc.	13,000	792

		49,543

Materials and Processing - 6.0%
Air Products & Chemicals, Inc.	13,709	1,152
Alcoa, Inc.	53,900	468
Barrick Gold Corp.	55,600	1,947
Bemis Co., Inc.	13,000	435
Commercial Metals Co.	18,200	270
Dow Chemical Co. (The)	24,800	802
Ecolab, Inc.	24,892	1,790
EI du Pont de Nemours & Co.	8,900	400
Fastenal Co.	16,940	791
Freeport-McMoRan Copper & Gold, Inc.	23,700	811
Huntsman Corp.	50,300	800
LyondellBasell Industries NV Class A	10,300	588
Masco Corp. (Ñ)	24,500	408
Monsanto Co.	62,760	5,940
Mosaic Co. (The)	10,900	617
Mueller Industries, Inc.	1,300	65
Nucor Corp.	15,000	648
PPG Industries, Inc.	1,600	217
Praxair, Inc.	21,549	2,358
Precision Castparts Corp.	440	83
Rockwood Holdings, Inc.	4,800	237
Schweitzer-Mauduit International, Inc.	5,700	222
Sealed Air Corp.	42,700	748
Sherwin-Williams Co. (The)	3,000	461
Sonoco Products Co.	12,400	369
Steel Dynamics, Inc.	43,459	597

		23,224

Producer Durables - 11.9%
3M Co.	2,122	197
Accenture PLC Class A	15,070	1,002
ADT Corp. (The)	53	2
AGCO Corp. (Æ)	13,100	643
Air Lease Corp. Class A (Æ)	15,600	335
Alliant Techsystems, Inc.	6,000	372
Automatic Data Processing, Inc.	32,484	1,852
Avery Dennison Corp.	4,300	150
Boeing Co. (The)	10,200	769
Canadian Pacific Railway, Ltd. (Ñ)	18,470	1,877
Caterpillar, Inc.	13,944	1,249
Con-way, Inc.	21,000	584
CSX Corp.	128	3
Cummins, Inc.	18,641	2,020
Danaher Corp.	1,762	98
Danone - ADR (Æ)	67,260	901
Deere & Co.	17,693	1,529
Delta Air Lines, Inc. (Æ)	73,300	870
Dover Corp.	13,600	894
Eaton Corp. PLC	13,100	710
Electronics for Imaging, Inc. (Æ)	7,600	144
EMCOR Group, Inc.	11,500	398

	Principal Amount ($) or Shares	Fair Value $
Emerson Electric Co.	16,815	891
FedEx Corp.	14,425	1,322
General Dynamics Corp.	7,262	503
General Electric Co.	254,600	5,345
GrafTech International, Ltd. (Æ)	12,500	117
Granite Construction, Inc.	8,300	279
Harsco Corp.	49,700	1,168
Honeywell International, Inc.	74,621	4,737
Huntington Ingalls Industries, Inc.	10,200	442
Illinois Tool Works, Inc.	1,191	72
Itron, Inc. (Æ)	8,800	392
Joy Global, Inc.	7,700	491
Lexmark International, Inc. Class A	2,210	51
Lockheed Martin Corp.	790	73
Norfolk Southern Corp.	7,443	460
Northrop Grumman Corp.	12,979	877
Parker Hannifin Corp. (Ñ)	8,400	715
Pentair, Ltd. (Æ)	14,239	700
Pitney Bowes, Inc. (Ñ)	25,600	272
Quanta Services, Inc. (Æ)	13,000	355
Raytheon Co.	1,009	58
Republic Services, Inc. Class A	21,900	642
Rockwell Automation, Inc.	5,100	428
RR Donnelley & Sons Co. (Ñ)	44,000	396
Ryder System, Inc.	10,900	544
Stanley Black & Decker, Inc.	1,800	133
Textron, Inc.	27,800	689
Tidewater, Inc.	24,700	1,103
Tyco International, Ltd.	145	4
Union Pacific Corp.	13,849	1,741
United Parcel Service, Inc. Class B	11,826	872
United Technologies Corp.	24,194	1,985
URS Corp.	28,900	1,135
Waste Management, Inc.	1,410	48
Xerox Corp.	47,300	323
Xylem, Inc.	23,600	640

		46,602

Technology - 15.0%
Adobe Systems, Inc. (Æ)	36,277	1,367
Altera Corp.	19,900	685
Analog Devices, Inc.	26,230	1,103
Apple, Inc.	16,291	8,684
Applied Materials, Inc.	59,600	682
Arris Group, Inc. (Æ)	21,900	327
Avago Technologies, Ltd. Class A	36,800	1,165
Benchmark Electronics, Inc. (Æ)	11,200	186
Broadcom Corp. Class A (Æ)	18,700	621
Brocade Communications Systems, Inc. (Æ)	96,600	515
Ciena Corp. (Æ)	2,600	41
Cisco Systems, Inc.	191,380	3,761
Citrix Systems, Inc. (Æ)	10,500	690
Cognizant Technology Solutions Corp. Class A (Æ)	612	45
Computer Sciences Corp.	4,800	192
Electronic Arts, Inc. (Æ)	8,500	124
EMC Corp. (Æ)	46,061	1,165

Multi-Style Equity Fund	19

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Facebook, Inc. Class A (Æ)	41,900	1,116
Google, Inc. Class A (Æ)	7,372	5,229
Intel Corp.	56,943	1,175
International Business Machines Corp.	3,341	640
Jabil Circuit, Inc.	8,900	172
Koninklijke Philips Electronics NV	27,600	733
Linear Technology Corp.	17,700	607
LinkedIn Corp. Class A (Æ)	4,000	459
Mentor Graphics Corp. (Æ)	14,000	238
Microsoft Corp.	145,527	3,889
Molex, Inc.	22,200	607
NVIDIA Corp.	52,600	646
Oracle Corp.	78,013	2,600
QUALCOMM, Inc.	77,352	4,798
Red Hat, Inc. (Æ)	32,650	1,729
RF Micro Devices, Inc. (Æ)	36,500	164
Salesforce.com, Inc. (Æ)	4,570	768
SAP AG - ADR	19,000	1,527
Synopsys, Inc. (Æ)	18,400	586
Tellabs, Inc.	169,900	387
Teradata Corp. (Æ)	7,600	470
Texas Instruments, Inc.	136,114	4,212
TIBCO Software, Inc. (Æ)	33,000	726
Vodafone Group PLC - ADR	114,800	2,892
Xilinx, Inc.	19,300	693

		58,416

Utilities—3.7%
AES Corp.	54,700	585
Alliant Energy Corp.	6,000	263
Ameren Corp.	20,900	642
American Electric Power Co., Inc.	1,209	52
AT&T, Inc.	115,558	3,897
Black Hills Corp.	3,500	127
CenterPoint Energy, Inc.	14,900	287
CenturyLink, Inc.	1,883	74
Consolidated Edison, Inc.	11,115	617
Dominion Resources, Inc.	620	32
Duke Energy Corp.	1,667	106
Edison International	10,600	479
Encana Corp.	81,600	1,613
Energen Corp.	5,200	234
Entergy Corp.	7,700	491
Exelon Corp.	26,887	800
FirstEnergy Corp.	14,743	615
Integrys Energy Group, Inc.	2,000	104
National Fuel Gas Co.	8,800	446
NextEra Energy, Inc.	6,233	431
NV Energy, Inc.	37,500	680
Penn West Petroleum, Ltd. - ADR (Ñ)	30,200	328
PG&E Corp.	18,787	755
Public Service Enterprise Group, Inc.	1,541	47
Southern Co.	2,228	95

	Principal Amount ($) or Shares		Fair Value $
Telephone & Data Systems, Inc.	21,800		483
US Cellular Corp. (Æ)	3,400		120
Verizon Communications, Inc.	5,191		225

			14,628

Total Common Stocks (cost $323,156)			370,303

Short-Term Investments - 4.4%
Russell U.S. Cash Management Fund	17,043,809	(¥)	17,044

Total Short-Term Investments (cost $17,044)			17,044

Other Securities - 1.0%
Russell U.S. Cash Collateral Fund (×)	3,966,484	(¥)	3,966

Total Other Securities (cost $3,966)			3,966

Total Investments - 100.2% (identified cost $344,166)			391,313

Other Assets and Liabilities, Net - (0.2%)			(764)

Net Assets - 100.0%			390,549

See accompanying notes which are an integral part of the financial statements.

20	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index Futures (CME)	225	USD	15,976	03/13	38
S&P E-Mini Consumer Staples Select Sector Index Futures (CME)	54	USD	1,881	03/13	(43)
S&P E-Mini Technology Select Sector Index Futures (CME)	66	USD	1,907	03/13	16

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					11

Presentation of Portfolio Holdings — December 31, 2012

Amounts in thousands

	Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Common Stocks
Consumer Discretionary	$49,388	$—	$—	$49,388	12.6
Consumer Staples	27,392	—	—	27,392	7.0
Energy	39,725	—	—	39,725	10.2
Financial Services	61,385	—	—	61,385	15.7
Health Care	49,543	—	—	49,543	12.7
Materials and Processing	23,224	—	—	23,224	6.0
Producer Durables	46,602	—	—	46,602	11.9
Technology	58,416	—	—	58,416	15.0
Utilities	14,628	—	—	14,628	3.7
Short-Term Investments	—	17,044	—	17,044	4.4
Other Securities	—	3,966	—	3,966	1.0

Total Investments	370,303	21,010	—	391,313	100.2

Other Assets and Liabilities, Net					(0.2)

					100.0

Other Financial Instruments
Futures Contracts	11	—	—	11	—	*

Total Other Financial Instruments**	$11	$—	$—	$11

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2, and 3 during the period ended December 31, 2012, see note 2 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund	21

Russell Investment Funds

Multi-Style Equity Fund

Fair Value of Derivative Instruments — December 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$54

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$43

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,517

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(12)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

22	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Statement of Assets and Liabilities — December 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$344,166
Investments, at fair value*,**	391,313
Cash (restricted)(a)	1,220
Receivables:
Dividends and interest	397
Dividends from affiliated Russell funds	2
Investments sold	4,187
Fund shares sold	19
Daily variation margin on futures contracts	417

Total assets	397,555

Liabilities
Payables:
Investments purchased	2,555
Fund shares redeemed	148
Accrued fees to affiliates	262
Other accrued expenses	75
Payable upon return of securities loaned	3,966

Total liabilities	7,006

Net Assets	$390,549

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,709
Accumulated net realized gain (loss)	(26,204)
Unrealized appreciation (depreciation) on:
Investments	47,147
Futures contracts	11
Shares of beneficial interest	258
Additional paid-in capital	367,628

Net Assets	$390,549

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$15.15
Net assets	$390,548,620
Shares outstanding ($.01 par value)	25,782,609
Amounts in thousands

* Securities on loan included in investments	$6,668
** Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$21,010
(a) Cash Collateral for Futures	$1,220

(#)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund	23

Russell Investment Funds

Multi-Style Equity Fund

Statement of Operations — For the Period Ended December 31, 2012

Amounts in thousands
Investment Income
Dividends	$8,253
Dividends from affiliated Russell funds	25
Securities lending income	137

Total investment income	8,415

Expenses
Advisory fees	2,858
Administrative fees	196
Custodian fees	145
Transfer agent fees	17
Professional fees	80
Trustees’ fees	11
Printing fees	83
Miscellaneous	19

Expenses before reductions	3,409
Expense reductions	—	*

Net expenses	3,409

Net investment income (loss)	5,006

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	29,558
Futures contracts	2,517

Net realized gain (loss)	32,075

Net change in unrealized appreciation (depreciation) on:
Investments	19,589
Futures contracts	(12)

Net change in unrealized appreciation (depreciation)	19,577

Net realized and unrealized gain (loss)	51,652

Net Increase (Decrease) in Net Assets from Operations	$56,658

*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

24	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$5,006	$4,071
Net realized gain (loss)	32,075	35,308
Net change in unrealized appreciation (depreciation)	19,577	(45,310)

Net increase (decrease) in net assets from operations	56,658	(5,931)

Distributions
From net investment income	(4,388)	(3,847)

Net decrease in net assets from distributions	(4,388)	(3,847)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(35,113)	(17,504)
Fund Reimbursements	—	203

Total Net Increase (Decrease) in Net Assets	17,157	(27,079)

Net Assets
Beginning of period	373,392	400,471

End of period	$390,549	$373,392

Undistributed (overdistributed) net investment income included in net assets	$1,709	$1,098

*	Share transaction amounts (in thousands) for the periods ended December 31, 2012 and December 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	1,765	$25,748	2,272	$31,347
Proceeds from reinvestment of distributions	298	4,388	284	3,847
Payments for shares redeemed	(4,472)	(65,249)	(3,854)	(52,698)

Total increase (decrease)	(2,409)	$(35,113)	(1,298)	$(17,504)

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund	25

Russell Investment Funds

Multi-Style Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
December 31, 2012	13.24	.19	1.88	2.07	(.16)	—	(.16)
December 31, 2011	13.58	.14	(.35)	(.21)	(.13)	—	(.13)
December 31, 2010	11.77	.11	1.81	1.92	(.11)	—	(.11)
December 31, 2009	9.00	.10	2.80	2.90	(.13)	—	(.13)
December 31, 2008	15.65	.19	(6.52)	(6.33)	(.19)	(.13)	(.32)

See accompanying notes which are an integral part of the financial statements.

26	Multi-Style Equity Fund

$ Net Asset Value, End of Period	% Total Return(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Net Investment Income to Average Net Assets(b)	% Portfolio Turnover Rate
15.15	15.69	390,549	.87	.87	1.28	109
13.24	(1.55)	373,392	.85	.85	1.03	133
13.58	16.46	400,471	.89	.89	.93	105
11.77	32.72	376,751	.86	.85	1.06	136
9.00	(41.15)	298,211	.89	.87	1.50	135

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund	27

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

Aggressive Equity Fund
	Total Return
1 Year	15.84%
5 Years	0.78	%§
10 Years	8.17	%§

Russell 2000® Index**
	Total Return
1 Year	16.35%
5 Years	3.56	%§
10 Years	9.72	%§

Russell 2500™ Index***
	Total Return
1 Year	17.88%
5 Years	4.34	%§
10 Years	10.49	%§

28	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

The Aggressive Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of December 31, 2012, the Fund had six money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2012?

For the fiscal year ended December 31, 2012, the Aggressive Equity Fund gained 15.84%. This is compared to the Fund’s benchmark, the Russell 2000® Index, which gained 16.35% during the same period and the Russell 2500™ Index, which gained 17.88% during the same period. From January 1, 2012 to April 30, 2012, the Fund’s benchmark was the Russell 2500™ Index. Effective May 1, 2012, the Fund’s benchmark changed to the Russell 2000® Index. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2012, the Lipper® Mid-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 15.67%, while the Lipper® Small-Cap Core Funds Average, another group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 14.69%. These results serve as peer comparisons and are expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The fiscal year ended December 31, 2012 proved to be a challenging environment for fundamental active investors. The dominance of exogenous macroeconomic events such as the ongoing European sovereign debt crisis and central bank monetary stimulus diminished the relevance of company fundamentals. This resulted in a year that, while favoring companies with economic exposure and higher debt burdens, saw significant volatility in factor payoffs, with risk on and risk off periods permeating the year.

This resulted in a difficult environment for the average U.S. small capitalization active manager.

The Fund was not immune to these difficulties, with the majority of managers in the Fund underperforming during the period. These challenges impaired the Fund’s stock selection, which was negative and detracted from performance. The Fund was also penalized for being positioned for a slow U.S. economic recovery. For much of the year, investors oscillated between an aversion to risk, driven by economic fears, and a risk attraction, driven by monetary stimulus. The Fund’s positioning between these two risk tails was not rewarded.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund employs six money managers: two growth-oriented, one market-oriented and three value-oriented. Two of the four managers employed for the entire fiscal year outperformed their respective benchmarks. Both of the managers hired during the fiscal year outperformed their respective benchmarks during the period. In a difficult environment for U.S. small cap active management, managers across the style and strategy spectrum struggled. Value managers were challenged by the outperformance of areas deemed expensive, primarily higher yielding areas such as real estate investment trusts (“REITs”), while areas that were attractive on a valuation basis, such as energy, underperformed. In contrast, growth managers struggled with a diminishing opportunity set, which resulted in a collective overweight exposure to technology, primarily within the secular growth companies, which significantly underperformed.

DePrince, Race & Zollo, Inc. outperformed the Russell 2000® Value Index for the fiscal year. Performance was driven by a combination of positive stock selection and sector exposures. Stock selection was positive across all but two sectors with selection in the materials & processing sector the largest positive contributor. Sector exposures accounted for the majority of the manager’s outperformance, with a bias to pro-cyclical sectors, driven by an underweight exposure to utilities, beneficial to performance.

Jacobs Levy Equity Management, Inc. performed in line with a linked Russell 2500™ Value Index / Russell 2000® Value Index benchmark for the fiscal year. While the manager benefited from positive stock selection, with selection in energy the largest positive contributor, this positive performance was negated by negative sector exposures. The manager was penalized for an overweight exposure to technology and energy, which both underperformed significantly during the fiscal year. The linked benchmark represents the returns of the Russell 2500™ Value Index from January 1, 2012 through April 30, 2012 and the returns of the Russell 2000® Value Index thereafter.

Ranger Investment Management, L.P. underperformed a linked Russell 2500™ Growth Index / Russell 2000® Growth Index benchmark for the fiscal year. Underperformance was attributable entirely to stock selection, with stock selection in

Aggressive Equity Fund	29

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

technology being the largest detractor, primarily in software. The linked benchmark represents the returns of the Russell 2500™ Growth Index from January 1, 2012 through April 30, 2012 and the returns of the Russell 2000® Growth Index thereafter.

Signia Capital Management, LLC underperformed the Russell 2500™ Value Index for the fiscal year. Performance was driven primarily by stock selection, although sector exposures also detracted. Selection in the energy and financial services sectors were the largest detractors, while an overweight to energy was penalized.

Tygh Capital Management, Inc was terminated in March 2012 and outperformed the Russell 2500™ Growth Index for the portion of the fiscal year in which it was a money manager in the Fund. Performance was driven by a combination of positive stock selection and beneficial sector exposures, particularly within the technology sector.

Clarivest Asset Management LLC was terminated in September 2012 and underperformed a linked Russell 2500™ Index / Russell 2000® Index benchmark for the portion of the fiscal year in which it was a money manager in the Fund. The manager was penalized by negative stock selection, primarily in the in health care sector, and this accounted for all of the manager’s underperformance. The linked benchmark represents the returns of the Russell 2500™ Index from January 1, 2012 through April 30, 2012 and the returns of the Russell 2000® Index thereafter.

RBC Global Asset Management (U.S.) Inc. was hired in September 2012 and outperformed a blended 40% Russell 2000® Index / 60% Russell Microcap Index benchmark for the portion of the fiscal year in which it was a money manager in the Fund. Stock selection was positive, driven by selection within energy, and this accounted for the majority of the manager’s outperformance. Sector exposures were also beneficial to performance. The manager was rewarded for an underweight exposure to health care.

Conestoga Capital Advisors (“Conestoga”) was hired in March 2012 and outperformed a linked Russell 2500™ Growth Index / Russell 2000® Growth Index benchmark for the portion of the fiscal year in which it was a money manager in the Fund. The manager was penalized for negative stock selection, particularly within producer durables. This negative performance was outweighed by positive sector exposures, with an overweight exposure to producer durables the largest positive contributor. The linked benchmark represents the returns of the Russell 2500™ Growth Index from March 13, 2012 through April 30, 2012 and the returns of the Russell 2000® Growth Index thereafter.

Describe any changes to the Fund’s structure or the money manager line-up.

Effective May 1, 2012, RIMCo changed the Fund’s investment strategy from investing principally in small and medium capitalization securities to investing principally in small capitalization securities. As a result, the Fund’s primary benchmark changed from the Russell 2500™ Index to the Russell 2000® Index.

In March 2012, RIMCo terminated Tygh Capital Management Inc and hired Conestoga Capital Advisors LLC.

In September 2012, RIMCo terminated ClariVest Asset Management LLC and hired RBC Global Asset Management (U.S.) Inc.

Money Managers as of December 31, 2012	Styles
Conestoga Capital Advisors, LLC	Small Cap Growth
DePrince, Race & Zollo, Inc.	Small Cap Value
Jacobs Levy Equity Management, Inc.	Small Cap Value
Ranger Investment Management, L.P.	Small Cap Growth
RBC Global Asset Management (U.S.) Inc.	Microcap/Small Cap
Signia Capital Management, LLC	Small Cap Value

30	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Funds (“RIF”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	Assumes initial investment on January 1, 2002.

**

Effective May 1, 2012, RIMCo changed the Fund’s investment strategy from investing principally in small and medium capitalization securities to investing principally in small capitalization securities. As a result, the Fund’s primary benchmark changed from the Russell 2500™ Index to the Russell 2000® Index. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

***

Russell 2500™ Index is composed of the bottom 500 stocks the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Aggressive Equity Fund	31

Russell Investment Funds

Aggressive Equity Fund

Shareholder Expense Example — December 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fees and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2012	$1,000.00	$1,000.00
Ending Account Value
December 31, 2012	$1,062.90	$1,019.76
Expenses Paid During Period*	$5.55	$5.43

*	Expenses are equal to the Fund’s annualized expense ratio of 1.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

32	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 97.8%
Consumer Discretionary - 13.3%
1-800-Flowers.com, Inc. Class A (Æ)	11,600	43
American Woodmark Corp. (Æ)	2,700	75
ARC Document Solutions, Inc. (Æ)	3,700	9
Asbury Automotive Group, Inc. (Æ)	14,850	476
Ascena Retail Group, Inc. (Æ)	6,002	111
bebe stores inc	21,900	87
Big 5 Sporting Goods Corp.	11,600	152
Bridgepoint Education, Inc. (Æ)	5,510	57
Brown Shoe Co., Inc.	15,000	276
Buffalo Wild Wings, Inc. (Æ)	6,080	443
Callaway Golf Co.	83,991	546
Capella Education Co. (Æ)	7,400	209
Casual Male Retail Group, Inc. (Æ)	126,775	533
Central Garden and Pet Co. Class A (Æ)	8,400	88
Cherokee, Inc.	400	5
Citi Trends, Inc. (Æ)	5,400	74
Coinstar, Inc. (Æ)(Ñ)	10,660	554
Columbia Sportswear Co. (Ñ)	7,060	377
Conn’s, Inc. (Æ)(Ñ)	1,300	40
Courier Corp.	1,900	21
CSS Industries, Inc.	1,900	42
Dana Holding Corp.	31,760	496
Deckers Outdoor Corp. (Æ)(Ñ)	4,846	195
Delta Apparel, Inc. (Æ)	9,600	134
Destination Maternity Corp.	1,900	41
Dolan Co. (The) (Æ)	13,700	53
Drew Industries, Inc.	3,676	119
Ethan Allen Interiors, Inc.	3,980	102
EW Scripps Co. Class A (Æ)	15,700	170
Federal-Mogul Corp. (Æ)	2,200	18
Finish Line, Inc. (The) Class A	28,720	544
Fisher Communications, Inc.	3,300	89
Francesca’s Holdings Corp. (Æ)(Ñ)	14,336	372
Fred’s, Inc. Class A	21,175	282
Fuel Systems Solutions, Inc. (Æ)	32,387	476
Gordmans Stores, Inc. (Æ)	3,017	45
Grand Canyon Education, Inc. (Æ)	30,104	706
Gray Television, Inc. (Æ)(Ñ)	6,800	15
Group 1 Automotive, Inc.	8,230	510
Guess?, Inc.	23,680	581
Harte-Hanks, Inc.	22,903	135
HealthStream, Inc. (Æ)	26,450	643
Helen of Troy, Ltd. (Æ)	2,100	70
hhgregg, Inc. (Æ)	3,500	25
Hibbett Sports, Inc. (Æ)	14,675	774
Hillenbrand, Inc.	18,290	414
Inter Parfums, Inc.	12,910	251
Isle of Capri Casinos, Inc. (Æ)	6,400	36
Jack in the Box, Inc. (Æ)	8,100	232
Johnson Outdoors, Inc. Class A (Æ)	1,314	26
Jones Group, Inc. (The)	26,560	294
Journal Communications, Inc. Class A (Æ)	6,500	35
Kirkland’s, Inc. (Æ)	3,900	41
K-Swiss, Inc. Class A (Æ)	7,800	26
Libbey, Inc. (Æ)	7,436	144

	Principal Amount ($) or Shares	Fair Value $
LIN TV Corp. Class A (Æ)	7,600	57
Maidenform Brands, Inc. (Æ)	2,636	51
Marchex, Inc. Class A	2,000	8
Marriott Vacations Worldwide Corp. (Æ)	5,200	217
Martha Stewart Living Omnimedia Class A (Æ)	5,500	13
Men’s Wearhouse, Inc. (The)	34,790	1,084
Meritage Homes Corp. (Æ)	6,750	252
New York & Co., Inc. (Æ)	13,100	50
Nexstar Broadcasting Group, Inc. Class A (Æ)	3,500	37
Perry Ellis International, Inc.	5,200	103
Pier 1 Imports, Inc.	51,410	1,029
Proto Labs, Inc. (Æ)	22,650	894
Red Robin Gourmet Burgers, Inc. (Æ)	10,432	368
Regis Corp.	18,510	313
Revlon, Inc. Class A (Æ)	2,900	42
RG Barry Corp.	31,711	449
Ritchie Bros Auctioneers, Inc. (Ñ)	47,700	996
Rosetta Stone, Inc. (Æ)	2,600	32
Ruby Tuesday, Inc. (Æ)	67,539	531
Sally Beauty Holdings, Inc. (Æ)	4,585	108
Shoe Carnival, Inc.	9,105	187
Skechers U.S.A., Inc. Class A (Æ)	23,757	439
Smith & Wesson Holding Corp. (Æ)(Ñ)	19,349	163
Sonic Corp. (Æ)	38,260	398
Sotheby’s Class A	25,150	846
Stage Stores, Inc.	15,200	377
Stamps.com, Inc. (Æ)	24,675	622
Standard Motor Products, Inc.	6,500	144
Stein Mart, Inc.	6,100	46
Steinway Musical Instruments, Inc. (Æ)	20,103	425
Steven Madden, Ltd. (Æ)	17,604	744
Stoneridge, Inc. (Æ)	6,700	34
Summer Infant, Inc. (Æ)	1,000	2
True Religion Apparel, Inc.	8,975	228
Universal Electronics, Inc. (Æ)	28,790	557
Washington Post Co. (The) Class B	180	66
West Marine, Inc. (Æ)	1,500	16
Wet Seal, Inc. (The) Class A (Æ)	65,300	180
World Wrestling Entertainment, Inc. Class A (Ñ)	2,900	23
Zagg, Inc. (Æ)(Ñ)	31,021	228

		24,671

Consumer Staples - 2.7%
Andersons, Inc. (The)	30,240	1,296
Annie’s, Inc. (Æ)	7,200	241
Central European Distribution Corp. (Æ)(Ñ)	47,700	104
Core-Mark Holding Co., Inc.	4,800	227
Diamond Foods, Inc.	12,400	170
Farmer Bros Co. (Æ)	3,500	51
Fresh Del Monte Produce, Inc.	28,995	764
Ingles Markets, Inc. Class A	1,600	28
Medifast, Inc. (Æ)	9,825	259
Nash Finch Co.	10,271	218
Nature’s Sunshine Products, Inc.	2,200	32

Aggressive Equity Fund	33

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Omega Protein Corp. (Æ)	7,000	43
Pantry, Inc. (The) (Æ)	12,300	149
Rite Aid Corp. (Æ)	150,900	205
SodaStream International, Ltd. (Æ)(Ñ)	7,212	324
Spartan Stores, Inc.	3,500	54
TreeHouse Foods, Inc. (Æ)	4,850	253
Universal Corp.	11,242	561

		4,979

Energy - 6.9%
Alon USA Energy, Inc.	17,000	308
Approach Resources, Inc. (Æ)	21,090	527
C&J Energy Services, Inc. (Æ)	792	17
Cal Dive International, Inc. (Æ)(Ñ)	229,063	396
Callon Petroleum Co. (Æ)	56,520	266
CARBO Ceramics, Inc.	16,562	1,297
Clayton Williams Energy, Inc. (Æ)	3,500	140
Contango Oil & Gas Co.	11,000	466
Core Laboratories NV	2,750	301
Crimson Exploration, Inc. (Æ)	2,100	6
Dawson Geophysical Co. (Æ)	3,400	90
Delek US Holdings, Inc.	16,100	408
EPL Oil & Gas, Inc. (Æ)	4,100	92
EXCO Resources, Inc. (Ñ)	103,530	701
Geospace Technologies Corp. (Æ)	10,211	907
Gulfport Energy Corp. (Æ)	24,474	935
Helix Energy Solutions Group, Inc. (Æ)	17,600	363
Hornbeck Offshore Services, Inc. (Æ)	6,100	209
Nabors Industries, Ltd. (Æ)	29,061	420
Natural Gas Services Group, Inc. (Æ)	7,100	117
Pacific Drilling SA (Æ)	47,620	450
Patterson-UTI Energy, Inc. (Ñ)	23,210	432
Penn Virginia Corp.	31,900	141
REX American Resources Corp. (Æ)	4,400	85
Rowan Companies PLC (Æ)	14,650	458
SM Energy Co.	1,600	84
SunPower Corp. Class A (Æ)	44,900	252
Superior Energy Services, Inc. (Æ)	17,148	355
Tesoro Corp.	4,500	198
TETRA Technologies, Inc. (Æ)	81,738	621
Unit Corp. (Æ)	10,680	481
USEC, Inc. (Æ)	13,800	7
Vantage Drilling Co. (Æ)(Ñ)	99,300	182
W&T Offshore, Inc.	50,070	803
Western Refining, Inc. (Ñ)	6,900	195
Westmoreland Coal Co. (Æ)	1,200	11
World Fuel Services Corp.	2,410	99

		12,820

Financial Services - 19.1%
1st United Bancorp, Inc.	2,100	13
Advent Software, Inc. (Æ)	24,900	532
AG Mortgage Investment Trust, Inc. (ö)	15,000	352
Agree Realty Corp. (ö)	5,100	137
Alexander & Baldwin, Inc. (Æ)	12,215	359
Alexandria Real Estate Equities, Inc. (ö)	1,700	118

	Principal Amount ($) or Shares	Fair Value $
American Capital Mortgage Investment Corp. (ö)	12,920	305
American Safety Insurance Holdings, Ltd. (Æ)	3,200	61
Ameriprise Financial, Inc.	5,705	357
Amerisafe, Inc. (Æ)	12,449	340
Anworth Mortgage Asset Corp. (ö)	58,790	340
Apollo Residential Mortgage, Inc. (ö)	13,200	267
Argo Group International Holdings, Ltd.	8,700	292
Arlington Asset Investment Corp. Class A	5,700	118
Artio Global Investors, Inc. Class A	13,000	25
Assurant, Inc.	5,000	174
Asta Funding, Inc.	11,538	110
Bancfirst Corp.	1,600	68
Bank Mutual Corp.	8,100	35
Bank of Marin Bancorp	700	26
Bank of the Ozarks, Inc.	11,122	372
Banner Corp.	2,200	68
BBCN Bancorp, Inc.	5,400	62
BioMed Realty Trust, Inc. (ö)	29,513	571
Boston Private Financial Holdings, Inc.	42,769	386
Bridge Capital Holdings (Æ)	200	3
Brookline Bancorp, Inc.	58,080	494
Calamos Asset Management, Inc. Class A	1,100	12
Capitol Federal Financial, Inc.	42,851	501
CapLease, Inc. (ö)	22,747	127
Cardinal Financial Corp.	7,600	124
Cedar Realty Trust, Inc. (ö)	20,886	110
Center Bancorp, Inc.	2,300	27
Centerstate Banks, Inc.	500	4
Chemical Financial Corp.	6,900	164
Citizens & Northern Corp.	1,800	34
CNB Financial Corp.	700	11
CoBiz Financial, Inc.	19,681	147
Cohen & Steers, Inc. (Ñ)	3,860	118
Columbia Banking System, Inc.	21,500	386
Comerica, Inc.	17,880	542
CommonWealth REIT (ö)	8,800	139
Community Bank System, Inc.	3,391	93
Community Trust Bancorp, Inc.	1,000	33
Crawford & Co. Class B	202	2
CVB Financial Corp.	14,480	151
DiamondRock Hospitality Co. (ö)	53,774	484
Duff & Phelps Corp. Class A	20,462	320
Duke Realty Corp. (ö)	2,200	31
Eagle Bancorp, Inc. (Æ)	2,900	58
eHealth, Inc. (Æ)	7,785	214
Enterprise Financial Services Corp.	1,200	16
EPR Properties (ö)	8,600	397
Evercore Partners, Inc. Class A	22,980	693
Extra Space Storage, Inc. (ö)	10,100	368
FactSet Research Systems, Inc.	4,375	385
FBR & Co. (Æ)	900	3
First American Financial Corp.	15,700	378
First Community Bancshares, Inc.	100	2
First Connecticut Bancorp, Inc.	1,600	22
First Defiance Financial Corp.	1,200	23

34	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

First Financial Bancorp	31,620	462
First Financial Holdings, Inc.	4,300	56
First Industrial Realty Trust, Inc. (Æ)(ö)	30,900	435
First Interstate Bancsystem, Inc. Class A	3,400	52
First Merchants Corp.	11,900	177
First of Long Island Corp. (The)	1,100	31
First Republic Bank	7,300	239
FirstMerit Corp.	14,600	207
Forestar Group, Inc. (Æ)	16,067	278
Franklin Street Properties Corp. (ö)	41,517	511
German American Bancorp, Inc.	1,800	39
Global Indemnity PLC Class A (Æ)	1,500	33
Great Southern Bancorp, Inc.	3,000	76
Greenhill & Co., Inc.	9,856	512
Hanmi Financial Corp. Class A (Æ)	1,300	18
Hanover Insurance Group, Inc. (The)	16,265	630
Hercules Technology Growth Capital, Inc.	53,520	596
Heritage Financial Corp.	1,700	25
Hilltop Holdings, Inc. (Æ)	25,603	347
Home BancShares, Inc.	11,627	384
Home Loan Servicing Solutions, Ltd.	18,200	344
Homeowners Choice, Inc. (Ñ)	13,280	276
HomeStreet, Inc. (Æ)	10,300	263
Horace Mann Educators Corp.	20,500	409
Hospitality Properties Trust (ö)	26,094	611
Hudson Valley Holding Corp.	2,500	39
Iberiabank Corp.	18,010	884
Infinity Property & Casualty Corp.	9,670	563
Investment Technology Group, Inc. (Æ)	26,600	239
Investors Bancorp, Inc.	2,600	46
JER Investors Trust, Inc. (Æ)(ß)	1,771	—
KBW, Inc.	20,162	308
KeyCorp	62,981	530
Kite Realty Group Trust (ö)	10,100	56
KKR Financial Holdings LLC	10,102	107
Lakeland Financial Corp.	4,431	114
LaSalle Hotel Properties (ö)	10,506	267
Maiden Holdings, Ltd.	20,200	186
MainSource Financial Group, Inc.	5,000	63
Manning & Napier, Inc. Class A	34,230	431
MarketAxess Holdings, Inc.	9,500	335
MB Financial, Inc.	18,300	361
Mercantile Bank Corp.	3,729	62
Merchants Bancshares, Inc.	519	14
Metro Bancorp, Inc. (Æ)	507	7
MetroCorp Bancshares, Inc. (Æ)	5,372	59
Mission West Properties, Inc. (ö)	4,400	40
Montpelier Re Holdings, Ltd.	6,900	158
Morningstar, Inc.	8,400	528
National Interstate Corp.	5,156	149
Navigators Group, Inc. (The) (Æ)	3,100	158
Nelnet, Inc. Class A	7,800	232
Netspend Holdings, Inc. (Æ)	6,655	79
Northrim BanCorp, Inc.	6,945	157
OceanFirst Financial Corp.	5,800	80
Old Republic International Corp.	1,500	16
One Liberty Properties, Inc. (ö)	3,600	73

	Principal Amount ($) or Shares	Fair Value $
Pacific Continental Corp.	4,000	39
PacWest Bancorp	14,800	367
Peoples Bancorp, Inc.	2,500	51
Piedmont Office Realty Trust, Inc. Class A (ö)	2,700	49
Pinnacle Financial Partners, Inc. (Æ)	10,500	198
Piper Jaffray Cos. (Æ)	16,973	545
Potlatch Corp. (ö)	10,640	417
PrivateBancorp, Inc. Class A	39,720	609
ProAssurance Corp.	11,222	473
Protective Life Corp.	5,700	163
Provident Financial Services, Inc.	3,420	51
Raymond James Financial, Inc.	7,093	273
Renasant Corp.	6,300	121
RLJ Lodging Trust (ö)	17,500	339
Sabra Health Care REIT, Inc. (ö)	9,700	211
Safeguard Scientifics, Inc. (Æ)	4,781	71
Safety Insurance Group, Inc.	3,000	139
SCBT Financial Corp.	200	8
Selective Insurance Group, Inc.	7,700	148
Signature Bank (Æ)	6,230	444
Southwest Bancorp, Inc. (Æ)	1,600	18
Sovran Self Storage, Inc. (ö)	6,100	379
State Bank Financial Corp.	3,700	59
StellarOne Corp.	26,143	370
Sterling Bancorp Class N	40,620	370
Stewart Information Services Corp. (Ñ)	5,500	143
SVB Financial Group (Æ)	12,470	698
SY Bancorp, Inc.	2,500	56
Terreno Realty Corp. (ö)	400	6
Texas Capital Bancshares, Inc. (Æ)	13,635	611
Trico Bancshares	2,900	49
TrustCo Bank Corp. NY	22,400	118
Union First Market Bankshares Corp.	2,300	36
United Fire Group, Inc.	6,500	142
ViewPoint Financial Group, Inc.	16,290	341
Washington Banking Co.	9,337	127
Washington Federal, Inc.	17,915	302
Webster Financial Corp.	20,800	427
Weingarten Realty Investors (ö)	1,100	29
Westwood Holdings Group, Inc.	17,175	701
Wilshire Bancorp, Inc. (Æ)	41,300	242
Winthrop Realty Trust (ö)	12,128	134
WSFS Financial Corp.	2,300	97

		35,627

Health Care - 9.4%
Abaxis, Inc.	22,550	838
Accelrys, Inc. (Æ)	58,225	527
Affymetrix, Inc. (Æ)(Ñ)	55,400	176
Air Methods Corp. (Ñ)	26,850	991
Akorn, Inc. (Æ)	49,540	662
Align Technology, Inc. (Æ)	26,450	734
Alphatec Holdings, Inc. (Æ)	4,200	7
Astex Pharmaceuticals (Æ)	52,881	154
athenahealth, Inc. (Æ)(Ñ)	4,870	358
BioScrip, Inc. (Æ)	41,108	443

Aggressive Equity Fund	35

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Cambrex Corp. (Æ)	7,335	83
Centene Corp. (Æ)	11,450	469
Codexis, Inc. (Æ)	2,000	4
Computer Programs & Systems, Inc.	7,520	379
CONMED Corp.	34,127	954
Cross Country Healthcare, Inc. (Æ)	1,300	6
CryoLife, Inc.	4,800	30
Cumberland Pharmaceuticals, Inc. (Æ)	5,100	21
Cynosure, Inc. Class A (Æ)	4,800	116
Cytokinetics, Inc. (Æ)	37,600	25
Emergent Biosolutions, Inc. (Æ)	17,900	287
Epocrates, Inc. (Æ)	6,800	60
Exactech, Inc. (Æ)	11,700	198
Five Star Quality Care, Inc. (Æ)	32,500	163
Geron Corp. (Æ)	96,800	136
Greatbatch, Inc. (Æ)	12,900	300
Health Net, Inc. (Æ)	1,600	39
Healthways, Inc. (Æ)	5,700	61
Hill-Rom Holdings, Inc.	14,460	412
HMS Holdings Corp. (Æ)	24,768	642
Impax Laboratories, Inc. (Æ)	29,303	600
Invacare Corp.	2,600	42
Kindred Healthcare, Inc. (Æ)	1,600	17
Magellan Health Services, Inc. (Æ)	7,000	343
Masimo Corp.	4,852	102
Medidata Solutions, Inc. (Æ)	18,055	707
Meridian Bioscience, Inc.	68,337	1,384
Molina Healthcare, Inc. (Æ)	12,600	341
National Research Corp.	11,225	608
Neogen Corp. (Æ)	16,625	753
Palomar Medical Technologies, Inc. (Æ)	2,800	26
PAREXEL International Corp. (Æ)	7,680	227
PDL BioPharma, Inc. (Ñ)	18,600	131
Prestige Brands Holdings, Inc. (Æ)	12,080	242
Quality Systems, Inc.	18,080	314
RTI Biologics, Inc. (Æ)	23,200	99
Solta Medical, Inc. (Æ)	15,700	42
STERIS Corp.	22,030	765
Targacept, Inc. (Æ)	17,900	78
Techne Corp.	4,750	325
Triple-S Management Corp. Class B (Æ)	3,300	61
Universal American Corp.	12,500	107
US Physical Therapy, Inc.	12,343	340
Vanguard Health Systems, Inc. (Æ)	2,000	25
WellCare Health Plans, Inc. (Æ)	5,000	243
West Pharmaceutical Services, Inc.	2,971	163
XenoPort, Inc. (Æ)	7,700	60

		17,420

Materials and Processing - 7.4%
AMCOL International Corp.	16,825	516
Balchem Corp.	20,000	728
Beacon Roofing Supply, Inc. (Æ)	7,449	248
Cabot Corp.	12,914	514
Comfort Systems USA, Inc.	3,800	46
Culp, Inc.	1,900	29
Cytec Industries, Inc.	700	48

	Principal Amount ($) or Shares	Fair Value $
Globe Specialty Metals, Inc.	47,120	648
Griffon Corp.	3,600	41
Haynes International, Inc.	12,470	647
Hecla Mining Co.	65,520	382
IAMGOLD Corp.	36,541	419
Insteel Industries, Inc.	5,771	72
Kaiser Aluminum Corp.	4,166	257
Kaydon Corp.	32,110	768
Koppers Holdings, Inc.	10,981	419
Kraton Performance Polymers, Inc. (Æ)	21,790	524
Kronos Worldwide, Inc. (Ñ)	31,740	619
Landec Corp. (Æ)	16,967	161
LB Foster Co. Class A	3,700	161
LSB Industries, Inc. (Æ)	3,000	106
LSI Industries, Inc.	1,400	10
Materion Corp.	7,500	193
Mueller Industries, Inc.	4,400	220
NCI Building Systems, Inc. (Æ)	4,400	61
NN, Inc. (Æ)	10,528	96
Noranda Aluminum Holding Corp.	110,890	678
OM Group, Inc. (Æ)	22,884	508
Omnova Solutions, Inc. (Æ)	47,300	332
PGT, Inc. (Æ)	40,100	180
PH Glatfelter Co.	4,100	72
Rockwood Holdings, Inc.	600	30
RTI International Metals, Inc. (Æ)	14,224	392
Schnitzer Steel Industries, Inc. Class A	24,840	753
School Specialty, Inc. (Æ)(Ñ)	3,200	3
Schweitzer-Mauduit International, Inc.	8,600	336
Sensient Technologies Corp.	11,400	405
Simpson Manufacturing Co., Inc.	29,150	956
TMS International Corp. Class A (Æ)	5,800	73
United States Steel Corp.	1,500	36
Universal Forest Products, Inc.	9,765	371
Universal Stainless & Alloy (Æ)	17,919	659

		13,717

Producer Durables - 19.4%
ABM Industries, Inc.	45,500	908
ACCO Brands Corp. (Æ)	47,363	348
Actuant Corp. Class A	9,700	271
Advisory Board Co. (The) (Æ)	27,688	1,295
Aerovironment, Inc. (Æ)	10,225	222
Air Transport Services Group, Inc. (Æ)	33,541	134
Aircastle, Ltd.	31,100	390
Alamo Group, Inc.	1,800	59
Albany International Corp. Class A	5,600	127
American Railcar Industries, Inc.	7,000	222
American Superconductor Corp. (Æ)(Ñ)	30,100	79
AO Smith Corp.	7,100	448
Argan, Inc.	13,700	247
Astec Industries, Inc.	14,149	471
Astronics Corp. (Æ)	4,639	106
Astronics Corp. Class B (Æ)	560	12
Atlas Air Worldwide Holdings, Inc. (Æ)	2,131	94
Avery Dennison Corp.	3,000	105
AZZ, Inc.	17,483	672

36	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Barnes Group, Inc.	10,320	232
Brady Corp. Class A	18,640	623
Briggs & Stratton Corp.	13,840	292
Bristow Group, Inc.	7,360	395
CDI Corp.	3,700	63
Chart Industries, Inc. (Æ)	9,661	644
CIRCOR International, Inc.	14,989	594
Columbus McKinnon Corp. (Æ)	32,257	533
Compass Diversified Holdings	33,000	485
Consolidated Graphics, Inc. (Æ)	2,500	87
Con-way, Inc.	32,490	904
CoStar Group, Inc. (Æ)	13,550	1,210
Crane Co.	3,000	139
Curtiss-Wright Corp.	24,680	810
Ducommun, Inc. (Æ)	12,121	196
Electro Rent Corp.	3,000	46
Electronics for Imaging, Inc. (Æ)	20,352	386
EMCOR Group, Inc.	12,400	429
EnergySolutions, Inc. (Æ)	86,000	268
EnerSys, Inc. (Æ)	12,275	462
Ennis, Inc.	7,795	121
Faro Technologies, Inc. (Æ)	13,100	467
Flow International Corp. (Æ)	19,900	70
Forrester Research, Inc.	17,400	466
FreightCar America, Inc.	4,088	92
Gardner Denver, Inc.	2,403	165
GP Strategies Corp. (Æ)	2,900	60
GrafTech International, Ltd. (Æ)	39,841	374
Granite Construction, Inc.	23,714	798
Greenbrier Cos., Inc. (Æ)	14,863	240
Gulfmark Offshore, Inc. Class A	8,800	303
H&E Equipment Services, Inc.	8,000	121
Harsco Corp.	45,880	1,078
Hawaiian Holdings, Inc. (Æ)	47,300	311
Healthcare Services Group, Inc.	27,900	648
Heidrick & Struggles International, Inc.	7,800	119
Hub Group, Inc. Class A (Æ)	9,100	306
Huntington Ingalls Industries, Inc.	8,000	347
Hurco Cos., Inc. (Æ)	1,500	35
InnerWorkings, Inc. (Æ)(Ñ)	40,000	551
KBR, Inc.	1,800	54
Kelly Services, Inc. Class A (Æ)	8,100	127
Kennametal, Inc.	8,667	347
Kimball International, Inc. Class B	14,200	165
Knight Transportation, Inc.	68,050	995
Knoll, Inc.	28,200	433
Lawson Products, Inc.	521	5
Layne Christensen Co. (Æ)	16,914	411
Lexmark International, Inc. Class A	4,700	109
Liquidity Services, Inc. (Æ)	1,300	53
Mac-Gray Corp.	6,200	78
Marlin Business Services Corp.	1,800	36
Marten Transport, Ltd.	8,778	161
MAXIMUS, Inc.	7,080	448
Measurement Specialties, Inc. (Æ)	3,727	128
Metalico, Inc. (Æ)	12,500	25
Modine Manufacturing Co. (Æ)	1,100	9

	Principal Amount ($) or Shares	Fair Value $
MYR Group, Inc. (Æ)	2,500	56
Old Dominion Freight Line, Inc. (Æ)	4,156	142
Orbital Sciences Corp. (Æ)	20,900	288
Orion Marine Group, Inc. (Æ)	5,032	37
Pacer International, Inc. (Æ)	11,800	46
Power-One, Inc. (Æ)(Ñ)	1,200	5
Primoris Services Corp.	32,980	496
Quanta Services, Inc. (Æ)	16,501	450
Raven Industries, Inc.	37,575	990
Republic Airways Holdings, Inc. (Æ)	1,000	6
Resources Connection, Inc.	66,080	789
Roadrunner Transportation Systems, Inc. (Æ)	2,000	36
Rollins, Inc.	28,525	629
RPX Corp. Class A (Æ)	17,700	160
RR Donnelley & Sons Co.	3,900	35
Ryder System, Inc.	7,540	376
Saia, Inc. (Æ)	13,700	317
SkyWest, Inc.	14,000	174
Southwest Airlines Co.	49,933	511
Spartan Motors, Inc.	1,517	7
SPX Corp.	900	63
Sterling Construction Co., Inc. (Æ)	300	3
Sun Hydraulics Corp.	48,006	1,252
Tetra Tech, Inc. (Æ)	20,400	540
Tidewater, Inc.	15,610	698
Triumph Group, Inc.	9,270	605
Tsakos Energy Navigation, Ltd.	53,180	199
Tutor Perini Corp. (Æ)	13,800	189
United Stationers, Inc.	13,620	422
URS Corp.	3,000	118
Valuevision Media, Inc. Class A (Æ)	9,000	16
VSE Corp.	1,000	25
Wabtec Corp.	12,803	1,121

		36,065

Technology - 18.1%
Acacia Research Corp. (Æ)	37,244	955
ACI Worldwide, Inc. (Æ)	22,200	970
ADTRAN, Inc. (Ñ)	33,660	658
Akamai Technologies, Inc. (Æ)	7,180	294
ANADIGICS, Inc. (Æ)	13,000	33
Applied Micro Circuits Corp. (Æ)	54,202	455
Arris Group, Inc. (Æ)	5,400	81
Aspen Technology, Inc. (Æ)	9,122	252
AVG Technologies NV (Æ)	23,790	377
Aviat Networks, Inc. (Æ)	22,900	75
Avid Technology, Inc. (Æ)	19,400	147
Axcelis Technologies, Inc. (Æ)	1,714	2
Bel Fuse, Inc. Class B	2,700	53
Black Box Corp.	1,800	44
Blackbaud, Inc.	23,900	546
Bottomline Technologies, Inc. (Æ)	38,625	1,020
Brocade Communications Systems, Inc. (Æ)	27,300	146
Brooks Automation, Inc.	81,530	656
CIBER, Inc. (Æ)	11,300	38
Cohu, Inc. (Å)	41,460	449

Aggressive Equity Fund	37

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Commtouch Software, Ltd. (Æ)	9,500	29
Computer Task Group, Inc. (Æ)	21,951	400
comScore, Inc. (Æ)	9,699	134
Comtech Telecommunications Corp.	11,100	282
Cree, Inc. (Æ)(Ñ)	14,637	497
CSG Systems International, Inc. (Æ)	12,700	231
CTS Corp.	900	10
Digi International, Inc. (Æ)	5,400	51
DSP Group, Inc. (Æ)	9,500	55
Echelon Corp. (Æ)	6,300	15
Electro Scientific Industries, Inc.	41,493	413
Emcore Corp. (Æ)	4,700	20
Emulex Corp. (Æ)	35,600	260
FormFactor, Inc. (Æ)	29,100	133
Glu Mobile, Inc. (Æ)(Ñ)	37,199	85
Harmonic, Inc. (Æ)	1,600	8
Hittite Microwave Corp. (Æ)	12,225	759
II-VI, Inc. (Æ)	2,521	46
Imation Corp. (Æ)	1,800	8
Inphi Corp. (Æ)	20,738	199
Insight Enterprises, Inc. (Æ)	6,200	108
Integrated Device Technology, Inc. (Æ)	50,600	369
Integrated Financial Systems, Inc. Class A	20,053	322
Integrated Silicon Solution, Inc. (Æ)	10,200	92
Interactive Intelligence Group, Inc. (Æ)	13,433	451
InterDigital, Inc. (Ñ)	3,948	162
International Rectifier Corp. (Æ)	29,583	525
Intersil Corp. Class A	99,520	825
Intevac, Inc. (Æ)	2,100	10
InvenSense, Inc. Class A (Æ)(Ñ)	22,634	251
IXYS Corp.	3,000	27
KEYW Holding Corp. (The) (Æ)	9,964	126
Kulicke & Soffa Industries, Inc. (Æ)	33,216	398
LivePerson, Inc. (Æ)	34,460	453
LTX-Credence Corp. (Æ)	19,300	127
Marvell Technology Group, Ltd.	73,813	536
Mercury Systems, Inc. (Æ)	53,214	489
Methode Electronics, Inc.	55,630	558
Micrel, Inc.	92,050	874
Mindspeed Technologies, Inc. (Æ)	30,800	144
MKS Instruments, Inc.	41,650	1,074
Molex, Inc.	3,400	93
MoSys, Inc. (Æ)	200	1
NIC, Inc.	74,430	1,216
Novatel Wireless, Inc. (Æ)	2,900	4
NVE Corp. (Æ)	9,625	534
NVIDIA Corp.	28,829	354
Oplink Communications, Inc. (Æ)	6,500	101
PC Connection, Inc.	2,400	28
Pericom Semiconductor Corp. (Æ)	6,700	54
Plantronics, Inc.	1,000	37
Plexus Corp. (Æ)	2,100	54
Polycom, Inc. (Æ)	42,226	442
Pros Holdings, Inc. (Æ)	40,025	732
QLIK Technologies, Inc. (Æ)	17,077	371
Quantum Corp. (Æ)	79,800	99
RealNetworks, Inc. (Æ)	5,602	42

	Principal Amount ($) or Shares	Fair Value $
Richardson Electronics, Ltd.	1,000	11
Rubicon Technology, Inc. (Æ)(Ñ)	7,258	44
Rudolph Technologies, Inc. (Æ)	8,600	116
Sapient Corp. (Æ)	7,462	79
SciQuest, Inc. (Æ)	29,225	464
Seachange International, Inc. (Æ)	18,600	180
ShoreTel, Inc. (Æ)	9,000	38
Sigma Designs, Inc. (Æ)	16,200	83
Silicon Graphics International Corp. (Æ)(Ñ)	23,800	243
Silicon Image, Inc. (Æ)	68,000	337
Skyworks Solutions, Inc. (Æ)	4,353	88
Smith Micro Software, Inc. (Æ)	2,900	4
Sonus Networks, Inc. (Æ)	133,500	227
Sourcefire, Inc. (Æ)	23,110	1,091
Spansion, Inc. Class A (Æ)	22,400	312
SPS Commerce, Inc. (Æ)	10,432	389
STEC, Inc. (Æ)	10,972	54
Stratasys, Ltd. (Æ)	9,825	787
Sycamore Networks, Inc.	21,600	48
Symmetricom, Inc. (Æ)	6,400	37
Synchronoss Technologies, Inc. (Æ)	26,603	561
Take-Two Interactive Software, Inc. (Æ)	9,508	105
Tangoe, Inc. (Æ)	24,913	296
TeleCommunication Systems, Inc. Class A (Æ)	29,500	73
TeleNav, Inc. (Æ)	7,717	62
Tellabs, Inc.	122,200	279
Tessco Technologies, Inc.	18,172	402
Tessera Technologies, Inc.	37,690	619
TNS, Inc. (Æ)	5,482	114
TTM Technologies, Inc. (Æ)	18,300	168
Tyler Technologies, Inc. (Æ)	31,595	1,531
United Online, Inc.	57,900	324
Unwired Planet, Inc. (Æ)	18,400	22
Vishay Intertechnology, Inc. (Æ)	77,242	821
Vocera Communications, Inc. (Æ)	19,000	477
Xyratex, Ltd. (Ñ)	33,060	278

		33,733

Utilities - 1.5%
Allete, Inc.	8,030	329
Black Hills Corp.	19,760	719
Cbeyond, Inc. (Æ)	11,100	100
Chesapeake Utilities Corp.	1,900	86
Cleco Corp.	3,000	120
El Paso Electric Co.	9,600	306
Energen Corp.	2,900	131
PNM Resources, Inc.	16,100	330
Portland General Electric Co.	7,100	194
Telephone & Data Systems, Inc.	3,200	71
Towerstream Corp. (Æ)(Ñ)	28,622	93
Unitil Corp.	4,318	112
UNS Energy Corp.	1,407	60
Vonage Holdings Corp. (Æ)	92,000	218

		2,869

Total Common Stocks (cost $171,625)		181,901

38	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Short-Term Investments - 2.4%
Russell U.S. Cash Management Fund	4,408,451	(¥)	4,408

Total Short-Term Investments (cost $4,408)			4,408

Other Securities - 3.9%
Russell U.S. Cash Collateral Fund (×)	7,219,801	(¥)	7,220

Total Other Securities (cost $7,220)			7,220

Total Investments - 104.1% (identified cost $183,253)			193,529

Other Assets and Liabilities, Net - (4.1%)			(7,627)

Net Assets - 100.0%			185,902

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund	39

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share and cost per unit amounts)

Restricted Securities

% of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Fair Value (000) $

0.2%
Cohu, Inc.	03/05/07	41,460	11.51	477	449

					449

For a description of restricted securities see note 8 in the Notes to Financial Statements.

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 2000 Mini Index Futures (CME)	48	USD	4,064	03/13	113

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					113

Presentation of Portfolio Holdings — December 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$24,671	$—	$—	$24,671	13.3
Consumer Staples	4,979	—	—	4,979	2.7
Energy	12,820	—	—	12,820	6.9
Financial Services	35,627	—	—	35,627	19.1
Health Care	17,420	—	—	17,420	9.4
Materials and Processing	13,717	—	—	13,717	7.4
Producer Durables	36,065	—	—	36,065	19.4
Technology	33,733	—	—	33,733	18.1
Utilities	2,869	—	—	2,869	1.5
Short-Term Investments	—	4,408	—	4,408	2.4
Other Securities	—	7,220	—	7,220	3.9

Total Investments	181,901	11,628	—	193,529	104.1

Other Assets and Liabilities, Net					(4.1)

					100.0

Other Financial Instruments
Futures Contracts	113	—	—	113	0.1

Total Other Financial Instruments*	$113	$—	$—	$113

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

40	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Fair Value of Derivative Instruments — December 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$113

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$892

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$89

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund	41

Russell Investment Funds

Aggressive Equity Fund

Statement of Assets and Liabilities — December 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$183,253
Investments, at fair value*, **	193,529
Cash (restricted)(a)	360
Receivables:
Dividends and interest	176
Dividends from affiliated Russell funds	1
Investments sold	1,660
Fund shares sold	13
Daily variation margin on futures contracts	127

Total assets	195,866

Liabilities
Payables:
Investments purchased	2,451
Fund shares redeemed	102
Accrued fees to affiliates	142
Other accrued expenses	49
Payable upon return of securities loaned	7,220

Total liabilities	9,964

Net Assets	$185,902

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(30)
Accumulated net realized gain (loss)	(8,637)
Unrealized appreciation (depreciation) on:
Investments	10,276
Futures contracts	113
Shares of beneficial interest	143
Additional paid-in capital	184,037

Net Assets	$185,902

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$13.02
Net assets	$185,902,128
Shares outstanding ($.01 par value)	14,276,294
Amounts in thousands
* Securities on loan included in investments	$7,049
** Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$11,628
(a) Cash Collateral for Futures	$360

(#)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

42	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Statement of Operations — For the Period Ended December 31, 2012

Amounts in thousands
Investment Income
Dividends	$3,676
Dividends from affiliated Russell funds	8
Securities lending income	235

Total investment income	3,919

Expenses
Advisory fees	1,665
Administrative fees	92
Custodian fees	148
Transfer agent fees	8
Professional fees	63
Trustees’ fees	5
Printing fees	22
Miscellaneous	22

Expenses before reductions	2,025
Expense reductions	(99)

Net expenses	1,926

Net investment income (loss)	1,993

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	26,975
Futures contracts	892

Net realized gain (loss)	27,867

Net change in unrealized appreciation (depreciation) on:
Investments	(2,709)
Futures contracts	89

Net change in unrealized appreciation (depreciation)	(2,620)

Net realized and unrealized gain (loss)	25,247

Net Increase (Decrease) in Net Assets from Operations	$27,240

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund	43

Russell Investment Funds

Aggressive Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,993	$704
Net realized gain (loss)	27,867	14,846
Net change in unrealized appreciation (depreciation)	(2,620)	(22,975)

Net increase (decrease) in net assets from operations	27,240	(7,425)

Distributions
From net investment income	(1,994)	(943)

Net decrease in net assets from distributions	(1,994)	(943)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(16,379)	(6,475)
Fund Reimbursements	—	115

Total Net Increase (Decrease) in Net Assets	8,867	(14,728)

Net Assets
Beginning of period	177,035	191,763

End of period	$185,902	$177,035

Undistributed (overdistributed) net investment income included in net assets	$(30)	$—

*	Share transaction amounts (in thousands) for the periods ended December 31, 2012 and December 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	646	$8,034	1,277	$15,071
Proceeds from reinvestment of distributions	154	1,994	82	942
Payments for shares redeemed	(2,105)	(26,407)	(1,872)	(22,488)

Total increase (decrease)	(1,305)	$(16,379)	(513)	$(6,475)

See accompanying notes which are an integral part of the financial statements.

44	Aggressive Equity Fund

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Russell Investment Funds

Aggressive Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain		$ Total Distributions
December 31, 2012	11.36	.13	1.67	1.80	(.14)	—		(.14)
December 31, 2011	11.92	.04	(.54)	(.50)	(.06)	—		(.06)
December 31, 2010	9.59	.04	2.34	2.38	(.05)	—		(.05)
December 31, 2009	7.18	.05	2.40	2.45	(.04)	—		(.04)
December 31, 2008	12.99	.09	(5.81)	(5.72)	(.09)	—	(c)	(.09)

See accompanying notes which are an integral part of the financial statements.

46	Aggressive Equity Fund

$ Net Asset Value, End of Period	% Total Return(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Net Investment Income to Average Net Assets(b)	% Portfolio Turnover Rate
13.02	15.84	185,902	1.09	1.04	1.08	150
11.36	(4.20)	177,035	1.08	1.02	.37	105
11.92	24.88	191,763	1.11	1.05	.44	107
9.59	34.32	158,671	1.13	1.02	.65	161
7.18	(44.16)	123,088	1.18	1.05	.84	161

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund	47

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

Non-U.S. Fund
	Total Return
1 Year	19.81%
5 Years	(3.26	)%§
10 Years	7.97	%§

Russell Developed ex-U.S. Large Cap® Index Net**
	Total Return
1 Year	16.73%
5 Years	(3.23	)%§
10 Years	8.85	%§

48	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

The Non-U.S. Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of December 31, 2012, the Fund had four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2012?

For the fiscal year ended December 31, 2012, the Non-U.S. Fund gained 19.81%. This is compared to the Fund’s benchmark, the Russell Developed ex-U.S. Large Cap® Index Net, which gained 16.73% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2012, the Lipper® International Large-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 17.69%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The fiscal year ended December 31, 2012 was a beneficial time frame for the Fund. As central banks around the globe implemented policies targeted at spurring growth, investors took a more bullish outlook on equity markets and began to reward companies that exhibited potential for above-average earnings and revenue growth. In the prior year, macro concerns and investor sentiment drove equity returns mainly downwards, whereas the current year saw a slight shift towards company fundamentals affecting equity prices. This shift, coupled with the tailwind of global monetary easing, led to an increase in risk-taking among market participants, which was ultimately positive for the Fund.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund’s strategic emphasis was favorable given the market climate during the fiscal year. The Fund was positioned towards companies that exhibited slightly higher growth characteristics than the market, such as forecasted and historical growth. This allocation was beneficial as investors became less skeptical of growth forecasts and more willing to invest in companies geared towards positive economic growth. The Fund’s exposure to momentum (the tendency for stock prices and/or earnings to continue to go up or go down) was positive, especially within information technology companies in emerging markets.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) underperformed the Fund’s benchmark for the fiscal year. Barrow’s ineffectual stock selection in the consumer discretionary sector was the main driver of underperformance, while the manager’s underweight to the sector acted as a headwind to performance. Also detracting value was an underweight to the financial sector, as well as poor stock selection among Japanese information technology companies. Barrow was able to add value in industrials, where a large active bet to the sector, coupled with positive stock selection results, made industrials the best performing sector for the manager.

MFS Institutional Advisors Inc. (“MFS”) outperformed the Fund’s benchmark for the fiscal year. MFS benefited from a focus on companies that exhibit stable earnings growth and tend to have modest forecasts for future growth. Most of the gains came in the traditional defensive sectors of consumer staples and health care, although good stock selection within European information technology names also contributed to outperformance.

Pzena Investment Management LLC (“Pzena”) outperformed the Fund’s benchmark for the fiscal year. Pzena had success with good stock selection in consumer sectors as well as the economically-sensitive industrials sector. Pzena’s focus on companies with depressed fundamentals trading at low valuations, e.g., price-to-book and price-to-earnings, was rewarded during the period, notably in Europe as European Central Bank policies were beneficial to many of the continents’ firms.

William Blair & Company, LLC (“William Blair”) was hired in May 2012 and underperformed the Fund’s benchmark during the portion of the fiscal year in which it was a money manager for the Fund. William Blair’s focus on companies that tend to exhibit higher quality characteristics than the market was not rewarded during the period, as market participants were more willing to take on risk. An underweight to the financial sector was detractive, although positive stock selection mitigated some of the losses. The telecommunication sector was the largest detractor of value for the manager, as poor stock selection in the U.K. and Japan was the main driver of the underperformance. Positive stock selection in the economically-sensitive areas of industrials and materials was contributive to performance, as was good selection in the health care and consumer discretionary sectors.

Marsico Capital Management, LLC (“Marsico”) was terminated in May 2012 and outperformed the Fund’s benchmark during the portion of the fiscal year in which it was a money manager for the Fund. Marsico generated excess returns from strong stock selection in continental Europe (particularly Germany and Spain) as well as Canada. Across sectors, Marsico benefited from additive stock picks in technology and industrials.

Non-U.S. Fund	49

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

Describe any changes to the Fund’s structure or the money manager line-up.

In May 2012, RIMCo terminated Marsico Capital Management, LLC and hired William Blair & Company, LLC.

Money Managers as of December 31, 2012	Styles
Barrow, Hanley, Mewhinney & Strauss, LLC	Value
MFS Institutional Advisors Inc.	Growth
Pzena Investment Management LLC	Value
William Blair & Company, LLC	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Funds (“RIF”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	Assumes initial investment on January 1, 2002.

**

Russell Developed ex-U.S. Large Cap® Index Net is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

50	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Shareholder Expense Example — December 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fees and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2012	$1,000.00	$1,000.00
Ending Account Value
December 31, 2012	$1,153.50	$1,019.96
Expenses Paid During Period*	$5.58	$5.23

*	Expenses are equal to the Fund’s annualized expense ratio of 1.03% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Non-U.S. Fund	51

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 94.5%
Australia - 0.4%
QBE Insurance Group, Ltd.	93,862	1,074
Westpac Banking Corp.	15,038	411

		1,485

Austria - 0.6%
Erste Group Bank AG (Æ)	66,800	2,136

Belgium - 0.3%
Anheuser-Busch InBev NV	7,025	614
KBC Groep NV	17,798	619

		1,233

Bermuda - 1.9%
Credicorp, Ltd.	9,097	1,333
Li & Fung, Ltd. (Ñ)	800,000	1,437
PartnerRe, Ltd. - ADR	10,075	811
RenaissanceRe Holdings, Ltd.	10,425	847
Seadrill, Ltd.	33,000	1,214
Seadrill, Ltd.	2,700	100
Yue Yuen Industrial Holdings, Ltd.	349,500	1,180

		6,922

Brazil - 1.3%
BM&FBovespa SA	80,000	558
BR Malls Participacoes SA	54,400	721
Brookfield Incorporacoes SA	455,300	779
Embraer SA - ADR (Æ)	58,700	1,673
Itau Unibanco Holding SA - ADR	44,203	728
Tim Participacoes SA - ADR	10,881	216

		4,675

Canada - 1.6%
Brookfield Asset Management, Inc. Class A	40,332	1,478
Canadian National Railway Co. (Æ)(Þ)	23,574	2,146
Toronto-Dominion Bank (The)	18,489	1,557
Valeant Pharmaceuticals International, Inc. (Æ)	6,230	372

		5,553

Cayman Islands - 0.6%
ASM Pacific Technology, Ltd. (Ñ)	88,300	1,084
Baidu, Inc. - ADR (Æ)	9,993	1,002
Dongyue Group	270,600	181

		2,267

Czech Republic - 0.2%
Komercni Banka AS	3,265	691

Denmark - 1.2%
Coloplast A/S Class B	20,495	1,004
Danske Bank A/S (Æ)	88,876	1,511
Novo Nordisk A/S Class B	10,884	1,778

		4,293

	Principal Amount ($) or Shares	Fair Value $
France - 9.2%
Air Liquide SA Class A	15,147	1,898
Arkema SA	11,516	1,211
BNP Paribas SA	39,259	2,213
Capital Gemini SA	49,875	2,174
Casino Guichard Perrachon SA (Æ)	4,400	423
Credit Agricole SA (Æ)	80,585	654
Danone SA	28,346	1,873
Dassault Systemes SA	16,345	1,829
GDF Suez	34,400	709
Lagardere SCA	28,031	952
Legrand SA - ADR	25,698	1,085
LVMH Moet Hennessy Louis Vuitton SA - ADR	10,780	2,009
Natixis	112,358	389
Pernod-Ricard SA	15,935	1,874
Rallye SA	43,885	1,474
Sanofi - ADR	59,711	5,662
Schneider Electric SA	26,383	1,968
Technip SA	11,442	1,317
Total SA	42,275	2,188
UBISOFT Entertainment (Æ)	81,400	871

		32,773

Germany - 7.5%
Bayer AG	32,016	3,041
Bayerische Motoren Werke AG	17,917	1,728
Beiersdorf AG (Æ)	22,235	1,817
Brenntag AG	6,136	806
Deutsche Boerse AG	56,437	3,445
E.ON SE	34,175	636
Fresenius SE & Co. KGaA	13,274	1,528
Henkel AG & Co. KGaA	6,362	436
Linde AG	14,389	2,509
Merck KGaA	9,953	1,313
MTU Aero Engines Holding AG	29,071	2,642
SAP AG - ADR	41,562	3,329
Siemens AG	15,925	1,731
Volkswagen AG	8,166	1,754

		26,715

Hong Kong - 1.5%
AIA Group, Ltd.	758,000	3,021
China Mobile, Ltd.	112,000	1,312
China Unicom Hong Kong, Ltd.	502,000	814
CNOOC, Ltd.	162,000	356

		5,503

India - 0.4%
ICICI Bank, Ltd. - ADR	30,803	1,343

Indonesia - 0.3%
Bank Rakyat Indonesia Persero Tbk PT	1,241,500	904

Ireland - 0.2%
DCC PLC	27,300	871

52	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Israel - 0.8%
Check Point Software Technologies, Ltd. (Æ)(Ñ)	36,998	1,763
Teva Pharmaceutical Industries, Ltd. - ADR	25,800	963

		2,726

Italy - 2.2%
Enel SpA	270,325	1,125
ENI SpA - ADR	136,207	3,360
Finmeccanica SpA (Æ)	90,846	526
Snam Rete Gas SpA	341,525	1,588
Telecom Italia SpA	1,338,100	1,210

		7,809

Japan - 13.5%
Amada Co., Ltd.	289,700	1,885
Canon, Inc. (Ñ)	109,000	4,275
Dai-ichi Life Insurance Co., Ltd. (The)	575	809
Daito Trust Construction Co., Ltd.	5,800	546
Denso Corp.	54,600	1,900
FANUC Corp.	15,700	2,919
Fuji Heavy Industries, Ltd.	60,000	755
Honda Motor Co., Ltd.	54,600	2,012
Hoya Corp.	52,100	1,026
Inpex Corp.	257	1,372
ITOCHU Corp.	239,400	2,527
Japan Tobacco, Inc.	24,400	688
KDDI Corp.	23,400	1,653
Lawson, Inc.	18,500	1,258
Mabuchi Motor Co., Ltd.	33,500	1,428
Makita Corp.	24,900	1,158
Mitsubishi UFJ Financial Group, Inc.	186,700	1,005
MS&AD Insurance Group Holdings	67,100	1,341
Nintendo Co., Ltd.	3,300	352
NTT DOCOMO, Inc.	955	1,372
ORIX Corp.	17,590	1,985
Shin-Etsu Chemical Co., Ltd.	68,600	4,191
Sumitomo Corp.	145,400	1,864
Sumitomo Mitsui Financial Group, Inc.	74,300	2,699
THK Co., Ltd.	69,700	1,252
Toshiba TEC Corp. (Ñ)	97,479	493
Toyota Motor Corp.	35,100	1,638
Toyota Tsusho Corp.	45,300	1,118
Yokogawa Electric Corp.	246,000	2,676

		48,197

Jersey - 2.9%
Delphi Automotive PLC (Æ)	70,968	2,714
Experian PLC	54,437	880
Glencore International PLC (Ñ)	243,478	1,419
Wolseley PLC - ADR	29,693	1,411
WPP PLC	263,363	3,829

		10,253

	Principal Amount ($) or Shares	Fair Value $
Luxembourg - 0.2%
ArcelorMittal	35,973	623
Oriflame Cosmetics SA (Ñ)	5,600	179

		802

Mexico - 0.4%
Fomento Economico Mexicano SAB de CV - ADR	10,615	1,069
Grupo Fin Santander ADR B - ADR (Æ)	19,912	322

		1,391

Netherlands - 6.1%
Aegon NV	221,959	1,415
Akzo Nobel NV	61,217	4,040
Delta Lloyd NV	61,800	1,029
European Aeronautic Defence and Space Co. NV	25,265	990
Heineken NV	36,624	2,442
ING Groep NV (Æ)	515,977	4,934
Koninklijke Philips Electronics NV	79,604	2,136
Randstad Holding NV (Æ)	44,110	1,628
Reed Elsevier NV (Æ)	87,350	1,294
Unilever NV	45,313	1,710

		21,618

Norway - 1.9%
DNB ASA	157,500	2,008
Marine Harvest ASA (Æ)	2,258,600	2,093
Orkla ASA	180,500	1,580
Statoil ASA Class N	49,144	1,233

		6,914

Russia - 0.8%
Gazprom OAO - ADR (Æ)	184,790	1,772
Rosneft Oil Co. - GDR	136,000	1,228

		3,000

Singapore - 2.0%
DBS Group Holdings, Ltd.	94,000	1,151
Jardine Cycle & Carriage, Ltd.	92,500	3,680
Singapore Telecommunications, Ltd.	143,000	389
United Overseas Bank, Ltd.	128,100	2,098

		7,318

South Africa - 0.8%
Aspen Pharmacare Holdings, Ltd. (Æ)	29,605	592
Discovery Holdings, Ltd.	139,526	1,027
FirstRand, Ltd.	293,506	1,085
MTN Group, Ltd.	9,925	209

		2,913

South Korea - 1.3%
Hana Financial Group, Inc.	8,390	274

Non-U.S. Fund	53

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Samsung Electronics Co., Ltd.	1,897	2,716
Shinhan Financial Group Co., Ltd. (Æ)	43,471	1,581

		4,571

Spain - 1.9%
Amadeus IT Holding SA Class A	52,705	1,323
Banco Santander SA - ADR	317,452	2,560
Inditex SA	12,120	1,697
Indra Sistemas SA (Ñ)	56,450	758
Red Electrica Corp. SA (Ñ)	8,110	401

		6,739

Sweden - 0.7%
Atlas Copco AB Class A	55,098	1,526
Hennes & Mauritz AB Class B	25,968	902

		2,428

Switzerland - 8.6%
ABB, Ltd. (Æ)	62,900	1,306
ABB, Ltd. - ADR (Æ)	28,700	597
ACE, Ltd.	9,950	794
Credit Suisse Group AG (Æ)	45,012	1,129
GAM Holding AG (Æ)	60,701	834
Geberit AG (Æ)	4,574	1,013
Givaudan SA (Æ)	188	199
Helvetia Holding AG	1,000	380
Julius Baer Group, Ltd. (Æ)	35,698	1,284
Kuehne & Nagel International AG	3,847	468
Lindt & Spruengli AG (Æ)	14	528
Nestle SA	60,223	3,925
Novartis AG	75,175	4,760
Partners Group Holding AG	5,023	1,160
Roche Holding AG	14,030	2,858
Sonova Holding AG (Æ)	4,992	553
Swiss Re AG (Æ)	11,069	808
Syngenta AG	4,373	1,764
TE Connectivity, Ltd.	45,400	1,685
UBS AG (Æ)	193,299	3,040
Zurich Insurance Group AG (Æ)	5,653	1,512

		30,597

Taiwan - 1.4%
Hon Hai Precision Industry Co., Ltd.	731,386	2,254
Hon Hai Precision Industry Co., Ltd. - GDR	27,462	166
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	79,323	1,361
Teco Electric and Machinery Co., Ltd.	1,426,000	1,096

		4,877

United Kingdom - 20.8%
Anglo American PLC	50,174	1,602
ARM Holdings PLC	109,573	1,401
Aviva PLC	145,971	881
Babcock International Group PLC	56,288	874
BAE Systems PLC	399,900	2,197

	Principal Amount ($) or Shares	Fair Value $
Barclays PLC	925,015	3,994
Berkeley Group Holdings PLC	33,404	976
BG Group PLC	40,827	685
BP PLC	579,344	4,014
BP PLC - ADR	7,200	300
Carillion PLC	158,375	831
Compass Group PLC	284,449	3,364
Dairy Crest Group PLC	187,209	1,165
Diageo PLC	103,964	3,027
DS Smith PLC Class F (Æ)	357,650	1,195
GlaxoSmithKline PLC - ADR	70,800	1,537
Hays PLC	280,830	377
HSBC Holdings PLC	585,874	6,203
Imperial Tobacco Group PLC	114,647	4,426
InterContinental Hotels Group PLC - ADR	42,489	1,195
Intertek Group PLC	21,333	1,077
Invensys PLC	451,700	2,454
John Wood Group PLC	65,789	777
Johnson Matthey PLC	29,759	1,143
National Grid PLC	202,200	2,316
Reckitt Benckiser Group PLC	25,658	1,607
Rio Tinto PLC (Æ)	31,762	1,851
Rolls-Royce Holdings PLC (Æ)	50,267	724
Royal Bank of Scotland Group PLC (Æ)	140,762	758
Royal Dutch Shell PLC Class A	191,896	6,643
Royal Dutch Shell PLC Class B	41,885	1,482
Sage Group PLC (The)	213,221	1,021
Smith & Nephew PLC	116,585	1,290
Smiths Group PLC	53,579	1,055
Standard Chartered PLC	91,738	2,325
Travis Perkins PLC	123,275	2,189
Vodafone Group PLC - ADR (Æ)	1,706,592	4,292
Weir Group PLC (The)	33,045	1,026

		74,274

United States - 1.0%
MercadoLibre, Inc. (Ñ)	10,000	786
Philip Morris International, Inc.	33,600	2,810

		3,596

Total Common Stocks (cost $291,030)		337,387

Preferred Stocks - 0.4%
Brazil - 0.3%
Usinas Siderurgicas de Minas Gerais SA (Æ)	134,175	875

Germany - 0.1%
Porsche Automobil Holding SE	5,550	452

Total Preferred Stocks (cost $786)		1,327

54	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Short-Term Investments - 4.9%
United States - 4.9%
Russell U.S. Cash Management Fund	17,412,944	(¥)	17,413

Total Short-Term Investments (cost $17,413)			17,413

Other Securities - 2.3%
Russell U.S. Cash Collateral Fund (×)	8,219,339	(¥)	8,219

Total Other Securities (cost $8,219)			8,219

Total Investments - 102.1% (identified cost $317,448)			364,346

Other Assets and Liabilities, Net - (2.1%)			(7,490)

Net Assets - 100.0%			356,856

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund	55

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
ASX SPI 200 Index Futures (Australia)	12	AUD	1,385	03/13	11
CAC 40 Index Futures (France)	50	EUR	1,821	01/13	4
DAX Index Futures (Germany)	8	EUR	1,524	03/13	5
EURO STOXX 50 Index Futures (EMU)	121	EUR	3,164	03/13	(16)
FTSE 100 Index Futures (UK)	37	GBP	2,164	03/13	(31)
Hang Seng Index Futures (Hong Kong)	5	HKD	5,669	01/13	3
S&P TSE 60 Index Futures (Canada)	8	CAD	1,138	03/13	17
TOPIX Index Futures (Japan)	33	JPY	284,295	03/13	271

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					264

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Citibank	AUD	160	USD	165	03/20/13	—
Citibank	CAD	230	USD	232	03/20/13	1
Citibank	EUR	700	USD	923	03/20/13	(1)
Citibank	GBP	150	USD	242	03/20/13	(2)
Citibank	HKD	700	USD	90	03/20/13	—
Citibank	JPY	30,000	USD	354	03/21/13	7
Commonwealth Bank of Australia	USD	475	AUD	453	03/20/13	(7)
Commonwealth Bank of Australia	USD	617	CAD	609	03/20/13	(6)
Commonwealth Bank of Australia	USD	2,500	EUR	1,916	03/20/13	30
Commonwealth Bank of Australia	USD	1,077	GBP	667	03/20/13	7
Commonwealth Bank of Australia	USD	201	HKD	1,556	03/20/13	—
Commonwealth Bank of Australia	USD	978	JPY	80,972	03/21/13	(43)
Deutsche Bank AG	USD	475	AUD	453	03/20/13	(7)
Deutsche Bank AG	USD	616	CAD	609	03/20/13	(5)
Deutsche Bank AG	USD	2,500	EUR	1,916	03/20/13	30
Deutsche Bank AG	USD	1,077	GBP	667	03/20/13	7
Deutsche Bank AG	USD	201	HKD	1,556	03/20/13	—
Deutsche Bank AG	USD	978	JPY	80,972	03/21/13	(43)
JPMorgan Chase Bank	USD	475	AUD	453	03/20/13	(7)
JPMorgan Chase Bank	USD	617	CAD	609	03/20/13	(5)
JPMorgan Chase Bank	USD	2,501	EUR	1,916	03/20/13	30
JPMorgan Chase Bank	USD	1,077	GBP	667	03/20/13	7
JPMorgan Chase Bank	USD	201	HKD	1,556	03/20/13	—
JPMorgan Chase Bank	USD	978	JPY	80,972	03/21/13	(43)
JPMorgan Chase Bank	AUD	100	USD	105	03/20/13	2
JPMorgan Chase Bank	CAD	200	USD	203	03/20/13	2
JPMorgan Chase Bank	EUR	200	USD	262	03/20/13	(3)
JPMorgan Chase Bank	GBP	100	USD	161	03/20/13	(1)
State Street Bank & Trust Co.	USD	101	CAD	100	03/20/13	(1)
State Street Bank & Trust Co.	USD	43	EUR	33	01/02/13	—
State Street Bank & Trust Co.	USD	53	EUR	40	01/03/13	—
State Street Bank & Trust Co.	USD	10	EUR	7	01/04/13	—
State Street Bank & Trust Co.	USD	265	EUR	200	03/20/13	(1)
State Street Bank & Trust Co.	USD	16	HKD	123	01/02/13	—
State Street Bank & Trust Co.	USD	11	HKD	81	01/03/13	—

See accompanying notes which are an integral part of the financial statements.

56	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	USD	22	HKD	167	01/03/13	—
State Street Bank & Trust Co.	USD	19	JPY	1,657	01/04/13	—
State Street Bank & Trust Co.	USD	37	JPY	3,195	01/07/13	—
State Street Bank & Trust Co.	USD	50	JPY	4,344	01/07/13	—
State Street Bank & Trust Co.	USD	35	JPY	3,044	01/08/13	—
State Street Bank & Trust Co.	USD	37	JPY	3,178	01/08/13	—
State Street Bank & Trust Co.	USD	33	KRW	35,056	01/02/13	—
State Street Bank & Trust Co.	AUD	50	USD	52	03/20/13	—
State Street Bank & Trust Co.	AUD	100	USD	103	03/20/13	—
State Street Bank & Trust Co.	CAD	50	USD	50	03/20/13	—
State Street Bank & Trust Co.	CAD	120	USD	121	03/20/13	—
State Street Bank & Trust Co.	CHF	3	USD	3	01/03/13	—
State Street Bank & Trust Co.	CHF	—	USD	—	01/04/13	—
State Street Bank & Trust Co.	EUR	6	USD	7	01/03/13	—
State Street Bank & Trust Co.	EUR	1	USD	1	01/04/13	—
State Street Bank & Trust Co.	EUR	100	USD	132	03/20/13	—
State Street Bank & Trust Co.	EUR	100	USD	132	03/20/13	—
State Street Bank & Trust Co.	EUR	170	USD	225	03/20/13	1
State Street Bank & Trust Co.	EUR	200	USD	264	03/20/13	—
State Street Bank & Trust Co.	EUR	450	USD	593	03/20/13	(1)
State Street Bank & Trust Co.	GBP	100	USD	162	03/20/13	(1)
State Street Bank & Trust Co.	GBP	100	USD	162	03/20/13	—
State Street Bank & Trust Co.	GBP	170	USD	275	03/20/13	(1)
State Street Bank & Trust Co.	HKD	700	USD	90	03/20/13	—
State Street Bank & Trust Co.	JPY	9,815	USD	115	01/04/13	2
State Street Bank & Trust Co.	JPY	2,066	USD	24	01/07/13	—
State Street Bank & Trust Co.	JPY	10,000	USD	119	03/21/13	3
State Street Bank & Trust Co.	JPY	20,000	USD	238	03/21/13	7
State Street Bank & Trust Co.	JPY	20,000	USD	231	03/21/13	—
Westpac Banking Corp.	USD	475	AUD	453	03/20/13	(7)
Westpac Banking Corp.	USD	617	CAD	609	03/20/13	(5)
Westpac Banking Corp.	USD	2,500	EUR	1,916	03/20/13	30
Westpac Banking Corp.	USD	1,077	GBP	667	03/20/13	7
Westpac Banking Corp.	USD	201	HKD	1,556	03/20/13	—
Westpac Banking Corp.	USD	978	JPY	80,972	03/21/13	(44)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(61)

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund	57

Russell Investment Funds

Non-U.S. Fund

Presentation of Portfolio Holdings — December 31, 2012

Amounts in thousands

	Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Common Stocks
Australia	$—	$1,485	$—	$1,485	0.4
Austria	—	2,136	—	2,136	0.6
Belgium	—	1,233	—	1,233	0.3
Bermuda	4,205	2,717	—	6,922	1.9
Brazil	2,617	2,058	—	4,675	1.3
Canada	5,553	—	—	5,553	1.6
Cayman Islands	1,002	1,265	—	2,267	0.6
Czech Republic	—	691	—	691	0.2
Denmark	—	4,293	—	4,293	1.2
France	—	32,773	—	32,773	9.2
Germany	—	26,715	—	26,715	7.5
Hong Kong	—	5,503	—	5,503	1.5
India	1,343	—	—	1,343	0.4
Indonesia	—	904	—	904	0.3
Ireland	—	871	—	871	0.2
Israel	2,726	—	—	2,726	0.8
Italy	—	7,809	—	7,809	2.2
Japan	—	48,197	—	48,197	13.5
Jersey	2,714	7,539	—	10,253	2.9
Luxembourg	—	802	—	802	0.2
Mexico	1,391	—	—	1,391	0.4
Netherlands	—	21,618	—	21,618	6.1
Norway	—	6,914	—	6,914	1.9
Russia	—	3,000	—	3,000	0.8
Singapore	—	7,318	—	7,318	2.0
South Africa	—	2,913	—	2,913	0.8
South Korea	—	4,571	—	4,571	1.3
Spain	—	6,739	—	6,739	1.9
Sweden	—	2,428	—	2,428	0.7
Switzerland	3,076	27,521	—	30,597	8.6
Taiwan	1,361	3,516	—	4,877	1.4
United Kingdom	300	73,974	—	74,274	20.8
United States	3,596	—	—	3,596	1.0
Preferred Stocks	—	1,327	—	1,327	0.4
Short-Term Investments	—	17,413	—	17,413	4.9
Other Securities	—	8,219	—	8,219	2.3

Total Investments	29,884	334,462	—	364,346	102.1

Other Assets and Liabilities, Net					(2.1)

					100.0

Other Financial Instruments
Futures Contracts	264	—	—	264	0.1
Foreign Currency Exchange Contracts	—	(61)	—	(61)	(—	)*

Total Other Financial Instruments**	$264	$(61)	$—	$203

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

58	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Fair Value of Derivative Instruments — December 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$173
Daily variation margin on futures contracts*	311	—

Total	$311	$173

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$234
Daily variation margin on futures contracts*	47	—

Total	$47	$234

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$3,139	$—
Foreign currency-related transactions**	—	(214)

Total	$3,139	$(214)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$171	$—
Foreign currency-related transactions***	—	333

Total	$171	$333

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund	59

Russell Investment Funds

Non-U.S. Fund

Statement of Assets and Liabilities — December 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$317,448
Investments, at fair value**, ***	364,346
Cash (restricted)(a)	1,300
Foreign currency holdings*	119
Unrealized appreciation on foreign currency exchange contracts	173
Receivables:
Dividends and interest	340
Dividends from affiliated Russell funds	2
Investments sold	170
Fund shares sold	9
Foreign taxes recoverable	225
Daily variation margin on futures contracts	48
Other receivable	4

Total assets	366,736

Liabilities
Payables:
Investments purchased	1,003
Fund shares redeemed	29
Accrued fees to affiliates	273
Other accrued expenses	85
Daily variation margin on futures contracts	37
Unrealized depreciation on foreign currency exchange contracts	234
Payable upon return of securities loaned	8,219

Total liabilities	9,880

Net Assets	$356,856

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$3,951
Accumulated net realized gain (loss)	(94,958)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	46,898
Futures contracts	264
Foreign currency-related transactions	(61)
Other investments	4
Shares of beneficial interest	346
Additional paid-in capital	400,412

Net Assets	$356,856

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$10.31
Net assets	$356,855,765
Shares outstanding ($.01 par value)	34,596,340
Amounts in thousands
* Foreign currency holdings - cost	$119
** Securities on loan included in investments	$9,556
*** Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$25,632
(a) Cash Collateral for Futures	$1,300

(#)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

60	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Statement of Operations — For the Period Ended December 31, 2012

Amounts in thousands
Investment Income
Dividends	$10,585
Dividends from affiliated Russell funds	26
Securities lending income	319
Less foreign taxes withheld	(845)

Total investment income	10,085

Expenses
Advisory fees	3,070
Administrative fees	170
Custodian fees	246
Transfer agent fees	15
Professional fees	82
Trustees’ fees	9
Printing fees	30
Miscellaneous	20

Expenses before reductions	3,642
Expense reductions	(182)

Net expenses	3,460

Net investment income (loss)	6,625

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(813)
Futures contracts	3,139
Foreign currency-related transactions	(594)

Net realized gain (loss)	1,732

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	53,496
Futures contracts	171
Foreign currency-related transactions	346
Other investments	(3)

Net change in unrealized appreciation (depreciation)	54,010

Net realized and unrealized gain (loss)	55,742

Net Increase (Decrease) in Net Assets from Operations	$62,367

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund	61

Russell Investment Funds

Non-U.S. Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$6,625	$6,345
Net realized gain (loss)	1,732	4,733
Net change in unrealized appreciation (depreciation)	54,010	(58,506)

Net increase (decrease) in net assets from operations	62,367	(47,428)

Distributions
From net investment income	(6,051)	(6,022)

Net decrease in net assets from distributions	(6,051)	(6,022)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(29,038)	16,122
Fund Reimbursements	—	36

Total Net Increase (Decrease) in Net Assets	27,278	(37,292)

Net Assets
Beginning of period	329,578	366,870

End of period	$356,856	$329,578

Undistributed (overdistributed) net investment income included in net assets	$3,951	$4,090

*	Share transaction amounts (in thousands) for the periods ended December 31, 2012 and December 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	2,308	$21,577	4,119	$39,765
Proceeds from reinvestment of distributions	606	6,051	603	6,023
Payments for shares redeemed	(5,992)	(56,666)	(2,983)	(29,666)

Total increase (decrease)	(3,078)	$(29,038)	1,739	$16,122

See accompanying notes which are an integral part of the financial statements.

62	Non-U.S. Fund

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Russell Investment Funds

Non-U.S. Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
December 31, 2012	8.75	.18	1.55	1.73	(.17)	—	(.17)
December 31, 2011	10.21	.17	(1.46)	(1.29)	(.17)	—	(.17)
December 31, 2010	9.25	.12	.92	1.04	(.08)	—	(.08)
December 31, 2009	7.48	.12	1.88	2.00	(.23)	—	(.23)
December 31, 2008	13.20	.21	(5.83)	(5.62)	—	(.10)	(.10)

See accompanying notes which are an integral part of the financial statements.

64	Non-U.S. Fund

$ Net Asset Value, End of Period	% Total Return(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Net Investment Income to Average Net Assets(b)	% Portfolio Turnover Rate
10.31	19.81	356,856	1.07	1.01	1.94	47
8.75	(12.88)	329,578	1.10	1.04	1.74	49
10.21	11.42	366,870	1.12	1.06	1.30	49
9.25	27.33	322,145	1.12	1.04	1.56	133
7.48	(42.79)	255,750	1.21	1.15	2.01	123

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund	65

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

Core Bond Fund
	Total Return
1 Year	8.38%
5 Years	6.87	%§
10 Years	5.80	%§

Barclays U.S. Aggregate Bond Index**
	Total Return
1 Year	4.21%
5 Years	5.95	%§
10 Years	5.18	%§

66	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

The Core Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of December 31, 2012, the Fund had five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2012?

For the fiscal year ended December 31, 2012, the Core Bond Fund gained 8.38%. This is compared to the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which gained 4.21% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2012, the Lipper® BBB Rated Corporate Debt Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 9.98%. For the same period, the Lipper® Intermediate Investment Grade Debt Funds Average, another group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 6.82%. These returns serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The positive macroeconomic developments throughout the year contributed to a risk-on environment that was beneficial for credit risk assets (i.e., assets that are sensitive to movements in the credit markets). The actions of the European Central Bank, U.S. Federal Reserve (the “Fed”) and other central banks across the globe helped reduce perceived systemic risk related to the European debt crisis and the general health of the global financial system. With a perceived reduction of market risk, investors were more comfortable allocating more of their capital towards risk assets which supported a risk-on environment for most of the fiscal year. This environment had a positive effect on Fund performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

During the fiscal year, the Fund’s money managers tended to invest in non-Treasury sectors and non-benchmark securities, such as high yield corporate, non-agency mortgage-backed securities and emerging market debt. These securities outperformed supported by the overall “risk-on” market environment over the fiscal year. Derivatives used to gain credit exposure were not a material contributor to Fund performance.

The Fund’s money managers also tended to seek positive real yields in the longer term after adjusting for the effects of inflation. This led the Fund’s managers to underweight duration when U.S. Treasury yields fell towards historically low levels, which were also below inflation levels, implying negative real yields. Given the Fed’s action to lower the cost of borrowing through depressing yields, this strategy underperformed modestly. However, it was offset by yield curve strategies, which contributed positively. The combination of interest rate derivatives and physical bonds contributed neutrally to Fund performance.

Macro Currency Group — an investment group within Principal Global Investors LLC (“Macro”) was added to the Fund in June 2012 and underperformed the Fund’s benchmark for the portion of the fiscal year in which it was a money manager for the Fund. This was primarily due to a short on the Euro. This underperformance is within expectations given the credit rally, as Macro tends to have exposures negatively correlated to credit assets.

Logan Circle Partners, L.P. outperformed the Fund’s benchmark for the fiscal year due primarily to its overweights to the investment-grade corporate credit sector, as well as overweights to corporate high yield, commercial mortgage backed securities, non-agency residential mortgage and asset backed securities sectors.

Metropolitan West Asset Management, LLC outperformed the Fund’s benchmark for the fiscal year primarily due to an overweight position to the non-agency mortgage-backed security sector. Further gains were made through overweights to the corporate high yield, investment grade corporate and commercial mortgage backed securities sectors.

Pacific Investment Management Company LLC (“PIMCO”) outperformed the Fund’s benchmark for the fiscal year. PIMCo put significant emphasis on non-agency mortgage securities and emerging market debt. These contributed positively to its relative performance. PIMCO also added value through its yield curve strategies.

Goldman Sachs Asset Management, L.P. (“Goldman”) was terminated in May 2012 and outperformed the Fund’s benchmark for the portion of the fiscal year in which it was a money manager for the Fund. Goldman’s positive performance was supported by overweights to corporate high yield, non-agency residential mortgage backed securities and emerging market debt.

Colchester Global Investors Limited (“Colchester”) was added to the Fund in June 2012 and outperformed the Fund’s benchmark for the portion of the fiscal year in which it was a money manager for the Fund. This was due to positions held in both foreign exchange and global government bonds. On the

Core Bond Fund	67

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

foreign exchange side, Long Mexican Peso and Swedish Krona positions were positive while short positions in the Australian Dollar detracted. Positions in Irish and Italian bonds were positive contributors. In addition, Colchester exposed cash held in connection with its investment strategy to the performance of the Fund’s index through the use of interest rate futures, interest rate swaps and credit default swaps. This basket of derivatives was underweight to credit relative to benchmark, which detracted from performance.

Describe any changes to the Fund’s structure or the money manager line-up.

In May 2012, RIMCo terminated Goldman Sachs Asset Management, L.P. In June, 2012, RIMCo hired Macro Currency Group — an investment group within Principal Global Investors LLC, and Colchester Global Investors Limited.

Money Managers as of December 31, 2012	Styles
Colchester Global Investors Limited	Fully discretionary
Logan Circle Partners, L.P.	Fully discretionary
Macro Currency Group — an investment group within Principal Global Investors LLC*	Sector Specialist
Metropolitan West Asset Management, LLC	Fully discretionary
Pacific Investment Management Company LLC	Fully discretionary

* Principal Global Investors LLC is the asset management arm of the Principal Financial Group® (The Principal®), which includes various member companies including Principal Global Investors LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors LLC.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Funds (“RIF”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	Assumes initial investment on January 1, 2002.

**	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

68	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Shareholder Expense Example — December 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fees and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2012	$1,000.00	$1,000.00
Ending Account Value
December 31, 2012	$1,038.30	$1,021.72
Expenses Paid During Period*	$3.48	$3.46

*	Expenses are equal to the Fund’s annualized expense ratio of 0.68% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Core Bond Fund	69

Russell Investment Funds

Core Bond Fund

Schedule of Investments — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Long-Term Investments - 77.5%
Asset-Backed Securities - 5.4%
Access Group, Inc.
Series 2008-1 Class A
1.615% due 10/27/25 (Ê)	552	560
ACE Securities Corp.
Series 2005-SD3 Class A
0.610% due 08/25/45 (Ê)	35	34
Ally Auto Receivables Trust 2010-1
Series 2010-1 Class A4
2.300% due 12/15/14	380	384
Ally Master Owner Trust
Series 2011-3 Class A2
1.810% due 05/15/16	600	609
Series 2012-1 Class A2
1.440% due 02/15/17	445	451
AmeriCredit Automobile Receivables Trust
Series 2010-1 Class B
3.720% due 11/17/14	222	223
Series 2010-4 Class B
1.990% due 10/08/15	220	222
Series 2011-2 Class A3
1.610% due 10/08/15	240	241
Series 2011-3 Class B
2.280% due 06/08/16	450	460
AmeriCredit Automobile Receivables Trust 2011-1
Series 2011-1 Class A3
1.390% due 09/08/15	547	550
Asset Backed Securities Corp. Home Equity
Series 2005-HE5 Class M3
0.690% due 06/25/35 (Ê)	1,050	862
Series 2006-HE5 Class A5
0.450% due 07/25/36 (Ê)	1,200	497
Bank of America Auto Trust
Series 2010-1A Class A4
2.180% due 02/15/17 (Þ)	334	336
Bayview Financial Acquisition Trust
Series 2006-A Class 1A3
5.865% due 02/28/41	190	202
Brazos Higher Education Authority
Series 2010-1 Class A2
1.512% due 02/25/35 (Ê)	500	498
Series 2011-2 Class A3
1.315% due 10/27/36 (Ê)	410	407
Chase Issuance Trust
Series 2012-A8 Class A8
0.540% due 10/16/17	710	709
Chesapeake Funding LLC
Series 2012-1A Class A
0.963% due 11/07/23 (Ê)(Þ)	925	927
CIT Education Loan Trust
Series 2007-1 Class A
0.400% due 03/25/42 (Ê)(Þ)	471	438
Citigroup Mortgage Loan Trust, Inc.
Series 2007-WFH1 Class A3
0.360% due 01/25/37 (Ê)	1,272	1,182

	Principal Amount ($) or Shares	Fair Value $
Series 2007-WFH1 Class A4
0.410% due 01/25/37 (Ê)	934	727
Series 2007-WFH4 Class A2B
1.260% due 07/25/37 (Ê)	1,290	1,090
Conseco Financial Corp.
Series 1996-10 Class M1
7.240% due 11/15/28	700	764
Series 1999-2 Class A5
6.680% due 12/01/30	394	396
Countrywide Asset-Backed Certificates
Series 2006-3 Class 2A2
0.390% due 06/25/36 (Ê)	136	131
Series 2006-11 Class 1AF3
5.477% due 09/25/46	115	91
Series 2006-13 Class 1AF3
5.944% due 01/25/37	238	210
Series 2007-4 Class A2
5.530% due 04/25/47	245	226
Educational Funding of the South, Inc.
Series 2011-1 Class A2
0.965% due 04/25/35 (Ê)	450	453
EFS Volunteer LLC
Series 2010-1 Class A2
1.165% due 10/25/35 (Ê)(Þ)	500	476
Fannie Mae Grantor Trust
Series 2003-T4 Class 2A5
5.407% due 09/26/33	48	51
Federal Home Loan Mortgage Corp. Structured Pass Through Securities
Series 2000-30 Class A5
8.091% due 12/25/30	33	36
Ford Credit Floorplan Master Owner Trust
Series 2012-4 Class A1
0.740% due 09/15/16	605	605
Freddie Mac Reference REMIC
Series 2006-R006 Class ZA
6.000% due 04/15/36	328	375
Honda Auto Receivables Owner Trust
Series 2011-3 Class A3
0.880% due 09/21/15	1,200	1,207
HSBC Home Equity Loan Trust
Series 2005-1 Class A
0.501% due 01/20/34 (Ê)	125	122
IXIS Real Estate Capital Trust
Series 2005-HE1 Class M2
0.945% due 06/25/35 (Ê)	54	54
JPMorgan Mortgage Acquisition Corp.
Series 2007-HE1 Class AF6
4.959% due 03/25/47	1,877	1,235
Lehman XS Trust
Series 2006-9 Class A1B
0.370% due 05/25/46 (Ê)	182	142
Series 2006-13 Class 1A2
0.380% due 09/25/36 (Ê)	173	136
Series 2006-19 Class A2
0.380% due 12/25/36 (Ê)	184	137

70	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Long Beach Mortgage Loan Trust
Series 2004-4 Class 1A1
0.770% due 10/25/34 (Ê)	5	4
Series 2004-4 Class M1
1.110% due 10/25/34 (Ê)	1,200	1,060
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-1 Class A2B
0.380% due 04/25/37 (Ê)	129	69
Series 2007-4 Class 2A2
0.330% due 07/25/37 (Ê)	908	544
Montana Higher Education Student Assistance Corp.
Series 2012-1 Class A3
1.261% due 07/20/43 (Ê)	650	605
Morgan Stanley ABS Capital I
Series 2006-HE1 Class A4
0.500% due 01/25/36 (Ê)	1,950	1,119
Series 2007-HE5 Class A2C
0.460% due 03/25/37 (Ê)	792	376
Series 2007-HE5 Class A2D
0.550% due 03/25/37 (Ê)	792	382
Northstar Education Finance, Inc.
Series 2007-1 Class A1
0.413% due 04/28/30 (Ê)	475	448
Pacifica CDO V Corp.
Series 2006-5A Class A1
0.574% due 01/26/20 (Ê)(Þ)	436	430
Popular ABS Mortgage Pass-Through Trust
Series 2005-6 Class A3
5.027% due 01/25/36	97	87
Series 2006-C Class A4
0.460% due 07/25/36 (Ê)	1,480	1,045
Series 2006-D Class A3
0.470% due 11/25/46 (Ê)	1,500	1,031
RAMP Trust
Series 2003-RS9 Class AI6A
6.110% due 10/25/33	369	360
Series 2003-RS11 Class AI6A
5.980% due 12/25/33	116	114
RASC Trust
Series 2003-KS4 Class AIIB
0.790% due 06/25/33 (Ê)	28	21
RBSSP Resecuritization Trust
2.855% due 06/26/35	480	485
Red River CLO Ltd.
Series 2006-1A Class A
0.583% due 07/27/18 (Ê)	475	454
Renaissance Home Equity Loan Trust
Series 2005-2 Class AF4
4.934% due 08/25/35	85	83
Series 2006-1 Class AF6
5.746% due 05/25/36	164	107
Series 2007-1 Class AF2
5.512% due 04/25/37	417	217
Series 2007-2 Class AF2
5.675% due 06/25/37	125	63

	Principal Amount ($) or Shares	Fair Value $
Santander Drive Auto Receivables Trust
Series 2010-2 Class A3
1.240% due 02/17/14	62	62
Series 2010-3 Class A3
1.200% due 06/16/14	14	14
Series 2011-1 Class A2
0.940% due 02/18/14	24	24
Series 2011-2 Class B
2.660% due 01/15/16	180	184
Series 2011-3 Class B
2.500% due 12/15/15	530	539
Series 2012-1 Class B
2.720% due 05/16/16	340	349
Series 2012-2 Class B
2.090% due 08/15/16	430	436
SLM Student Loan Trust
Series 2003-11 Class A6
0.598% due 12/15/25 (Ê)(Þ)	350	342
Series 2005-5 Class A2
0.395% due 10/25/21 (Ê)	260	260
Series 2008-7 Class A2
0.815% due 10/25/17 (Ê)	1,855	1,864
Series 2010-A Class 2A
3.459% due 05/16/44 (Ê)(Þ)	778	820
Series 2011-B Class A2
3.740% due 02/15/29 (Þ)	145	157
Series 2012-7 Class A3
0.859% due 05/26/26 (Ê)	475	478
Series 2012-A Class A2
3.830% due 01/17/45 (Þ)	100	108
Series 2012-B Class A2
3.480% due 10/15/30 (Þ)	280	299
Series 2012-E Class A2A
2.090% due 06/15/45 (Þ)	135	136
Small Business Administration Participation Certificates
Series 2005-20G Class 1
4.750% due 07/01/25	470	523
SMART Trust
Series 2011-2USA Class A4A
2.310% due 04/14/17 (Þ)	465	476
Series 2012-1USA Class A4A
2.010% due 12/14/17 (Þ)	310	317
Soundview Home Equity Loan Trust
Series 2005-1 Class M2
0.960% due 04/25/35 (Ê)	949	922
Series 2005-OPT3 Class A4
0.510% due 11/25/35 (Ê)	339	329
Toyota Auto Receivables Owner Trust
Series 2011-A Class A3
0.980% due 10/15/14	164	165
Washington Mutual Asset-Backed Certificates
Series 2006-HE2 Class A3
0.360% due 05/25/36 (Ê)	519	284

		36,648

Core Bond Fund	71

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Corporate Bonds and Notes - 12.7%
ABB Finance USA, Inc.
2.875% due 05/08/22	175	179
AbbVie, Inc.
1.072% due 11/06/15 (Å)(Ê)	400	405
1.750% due 11/06/17 (Þ)	935	945
2.900% due 11/06/22 (Þ)	405	412
Ally Financial, Inc.
4.625% due 06/26/15	400	417
7.500% due 09/15/20	100	121
Alta Wind Holdings LLC
7.000% due 06/30/35 (Þ)	112	121
Alterra USA Holdings, Ltd.
7.200% due 04/14/17 (Þ)	155	163
Altria Group, Inc.
9.700% due 11/10/18	436	610
10.200% due 02/06/39	160	268
Amazon.com, Inc.
1.200% due 11/29/17	295	293
2.500% due 11/29/22	195	192
American International Group, Inc.
4.875% due 09/15/16	440	492
5.600% due 10/18/16	700	799
5.450% due 05/18/17	1,000	1,149
Ameriprise Financial, Inc.
7.518% due 06/01/66	210	230
AmerisourceBergen Corp.
5.875% due 09/15/15	155	176
Anadarko Petroleum Corp.
6.450% due 09/15/36	285	357
Anheuser-Busch Cos., Inc.
5.500% due 01/15/18	215	258
Apache Corp.
2.625% due 01/15/23	800	798
Arch Coal, Inc.
8.750% due 08/01/16	70	73
7.000% due 06/15/19	350	326
AT&T Corp.
8.000% due 11/15/31	175	265
AT&T, Inc.
1.400% due 12/01/17	250	250
2.625% due 12/01/22	275	275
4.300% due 12/15/42 (Þ)	1	1
Bank of America Corp.
7.375% due 05/15/14	305	330
4.750% due 08/01/15	320	345
5.625% due 10/14/16	200	226
6.000% due 09/01/17	135	158
5.750% due 12/01/17	140	163
Bank of America NA
Series BKNT
0.588% due 06/15/16 (Ê)	600	573
6.100% due 06/15/17	775	893
Bear Stearns Cos. LLC (The)
5.550% due 01/22/17	180	203
7.250% due 02/01/18	195	244

	Principal Amount ($) or Shares	Fair Value $
Boston Scientific Corp.
4.500% due 01/15/15	295	314
Braskem America Finance Co.
7.125% due 07/22/41 (Þ)	260	274
Burlington Northern Santa Fe LLC
6.875% due 12/01/27	25	32
6.750% due 03/15/29	10	12
Cablevision Systems Corp.
5.875% due 09/15/22	175	175
CC Holdings GS V LLC
2.381% due 12/15/17 (Þ)	230	231
3.849% due 04/15/23 (Þ)	340	346
CCO Holdings LLC / CCO Holdings Capital Corp.
7.000% due 01/15/19	460	496
CenterPoint Energy Resources Corp.
6.125% due 11/01/17	50	60
CF Industries, Inc.
6.875% due 05/01/18	180	220
Chase Capital III
Series C
0.861% due 03/01/27 (Ê)	295	242
CHS/Community Health Systems, Inc.
8.000% due 11/15/19	180	195
CIT Group, Inc.
6.625% due 04/01/18 (Þ)	390	441
Citigroup, Inc.
5.500% due 10/15/14	405	435
4.700% due 05/29/15	50	54
2.250% due 08/07/15	295	302
5.850% due 08/02/16	220	251
6.000% due 08/15/17	450	530
6.125% due 11/21/17	405	482
5.375% due 08/09/20	250	295
CNH Capital LLC
3.875% due 11/01/15 (Þ)	330	340
Commonwealth Edison Co.
5.800% due 03/15/18	290	351
ConAgra Foods, Inc.
2.100% due 03/15/18	120	120
ConocoPhillips Company
2.400% due 12/15/22	350	349
Continental Airlines 1999-1 Class A Pass Through Trust
Series 991A
6.545% due 02/02/19	327	357
Continental Airlines 2007-1 Class A Pass Through Trust
Series 071A
5.983% due 04/19/22	134	149
Continental Airlines 2009-1 Pass Through Trust
Series 09-1
9.000% due 07/08/16	214	248
Crown Castle Towers LLC
3.214% due 08/15/15 (Þ)	130	136

72	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

CVS Caremark Corp.
3.250% due 05/18/15	295	313
DCP Midstream Operating, LP
3.250% due 10/01/15	275	283
Delta Air Lines 2002-1 Class G-1 Pass Through Trust
Series 02G1
6.718% due 01/02/23	113	124
Devon Energy Corp.
1.875% due 05/15/17	205	209
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.500% due 03/01/16	275	291
5.875% due 10/01/19	370	437
Discover Financial Services
5.200% due 04/27/22	260	296
Dynegy Roseton LLC / Dynegy Danskammer LLC Pass Through Trust Series B
Series B
7.670% due 11/08/16	700	30
Ecolab, Inc.
4.350% due 12/08/21	255	285
Edison Mission Energy
7.000% due 05/15/17	675	358
El Paso Natural Gas Co. LLC
7.500% due 11/15/26	100	133
Enterprise Products Operating LLC
5.250% due 01/31/20	420	499
Series B
7.034% due 01/15/68	290	332
Express Scripts Holding Co.
3.500% due 11/15/16 (Þ)	410	438
7.250% due 06/15/19	680	871
Farmers Exchange Capital
7.050% due 07/15/28 (Þ)	845	1,038
7.200% due 07/15/48 (Þ)	300	364
Ford Motor Credit Co. LLC
3.984% due 06/15/16	600	637
FPL Energy Wind Funding LLC
6.876% due 06/27/17 (Þ)	131	114
General Electric Capital Corp.
5.900% due 05/13/14	350	375
5.625% due 05/01/18	230	273
5.550% due 05/04/20	295	351
4.375% due 09/16/20	300	335
5.875% due 01/14/38	225	271
Series EMTN
0.442% due 03/20/14 (Ê)	400	398
6.375% due 11/15/67	1,900	2,004
Series GMTN
6.875% due 01/10/39	350	476
Series MTNA
0.568% due 09/15/14 (Ê)	420	419
6.750% due 03/15/32	425	552
General Electric Co.
5.250% due 12/06/17	340	401
2.700% due 10/09/22	470	479

	Principal Amount ($) or Shares	Fair Value $
Genworth Financial, Inc.
6.150% due 11/15/66	365	271
Georgia-Pacific LLC
8.875% due 05/15/31	340	510
Goldman Sachs Group, Inc. (The)
6.000% due 05/01/14	150	160
6.250% due 09/01/17	335	395
6.150% due 04/01/18	400	470
7.500% due 02/15/19	300	377
6.000% due 06/15/20	150	178
6.750% due 10/01/37	1,295	1,468
Great Plains Energy, Inc.
5.292% due 06/15/22	170	191
HCA, Inc.
7.875% due 02/15/20	204	227
7.250% due 09/15/20	496	549
4.750% due 05/01/23	205	209
HCP, Inc.
2.625% due 02/01/20	425	423
Health Care REIT, Inc.
4.700% due 09/15/17	400	446
4.950% due 01/15/21	365	399
5.250% due 01/15/22	200	223
6.500% due 03/15/41	140	163
Healthcare Realty Trust, Inc.
6.500% due 01/17/17	700	800
Hewlett-Packard Co.
2.600% due 09/15/17	275	268
4.650% due 12/09/21	195	196
Historic TW, Inc.
8.050% due 01/15/16	195	228
HRPT Properties Trust
5.750% due 02/15/14	165	170
HSBC USA, Inc.
2.375% due 02/13/15	235	242
Humana, Inc.
6.450% due 06/01/16	160	182
7.200% due 06/15/18	140	173
8.150% due 06/15/38	285	403
Indiantown Cogeneration, LP
Series A-10
9.770% due 12/15/20	214	227
ING Capital Funding Trust III
Series 9
3.910% due 12/29/49 (Ê)(ƒ)	185	176
Intel Corporation
2.700% due 12/15/22	1,015	1,014
4.250% due 12/15/42	185	185
International Lease Finance Corp.
6.500% due 09/01/14 (Þ)	1,170	1,249
4.875% due 04/01/15	350	362
6.750% due 09/01/16 (Þ)	100	112
International Paper Co.
4.750% due 02/15/22	150	170
JetBlue Airways 2004-2 G-2 Pass Through Trust
Series 04-2
0.760% due 11/15/16 (Ê)	750	654

Core Bond Fund	73

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

JPMorgan Chase & Co.
5.375% due 01/15/14	170	178
4.250% due 10/15/20	300	334
Series 1
7.900% due 04/29/49 (ƒ)	220	249
JPMorgan Chase Bank NA
Series BKNT
5.875% due 06/13/16	70	80
6.000% due 10/01/17	945	1,119
JPMorgan Chase Capital XIII
Series M
1.260% due 09/30/34 (Ê)	480	394
JPMorgan Chase Capital XXI
Series U
1.263% due 02/02/37 (Ê)	335	258
JPMorgan Chase Capital XXIII
1.310% due 05/15/47 (Ê)	545	414
Kraft Foods Group, Inc.
6.125% due 08/23/18 (Å)	147	180
Land O’ Lakes, Inc.
6.000% due 11/15/22 (Þ)	110	119
Liberty Mutual Group, Inc.
4.950% due 05/01/22 (Þ)	250	272
6.500% due 05/01/42 (Þ)	205	231
Lorillard Tobacco Co.
6.875% due 05/01/20	580	707
M&T Bank Corp.
6.875% due 12/31/49 (ƒ)(Þ)	335	349
Manufacturers & Traders Trust Co.
5.585% due 12/28/20	84	84
MassMutual Global Funding II
2.000% due 04/05/17 (Þ)	305	314
2.500% due 10/17/22 (Þ)	385	379
Merrill Lynch & Co., Inc.
6.400% due 08/28/17	720	846
6.875% due 04/25/18	500	603
MetLife, Inc.
6.400% due 12/15/36	100	107
10.750% due 08/01/39	275	415
Metropolitan Life Global Funding I
5.125% due 06/10/14 (Þ)	200	213
Mirant Mid Atlantic Pass Through Trust B
Series B
9.125% due 06/30/17	340	371
Mondelez International, Inc.
4.125% due 02/09/16	245	267
6.125% due 02/01/18	53	64
6.500% due 02/09/40	305	410
Morgan Stanley
0.820% due 10/15/15 (Ê)	655	635
3.800% due 04/29/16	120	126
0.775% due 10/18/16 (Ê)	235	223
5.550% due 04/27/17	425	471
6.250% due 08/28/17	600	686
5.625% due 09/23/19	275	311
Series GMTN
5.450% due 01/09/17	225	249
6.625% due 04/01/18	250	295

	Principal Amount ($) or Shares	Fair Value $
Mylan, Inc.
7.875% due 07/15/20 (Þ)	340	402
National City Bank
Series BKNT
0.681% due 06/07/17 (Ê)	700	684
National Rural Utilities Cooperative Finance Corp.
1.900% due 11/01/15	145	150
Nationwide Mutual Insurance Company
6.600% due 04/15/34 (Þ)	265	267
Newmont Mining Corp.
4.875% due 03/15/42	245	252
News America, Inc.
3.000% due 09/15/22 (Þ)	230	231
8.250% due 10/17/96	20	25
NII Capital Corp.
7.625% due 04/01/21	225	170
Nisource Finance Corp.
6.400% due 03/15/18	145	175
Oncor Electric Delivery Co. LLC
6.800% due 09/01/18	550	682
Oracle Corp.
2.500% due 10/15/22	345	348
O’Reilly Automotive, Inc.
3.800% due 09/01/22	420	437
Pacific Bell Telephone Co.
7.375% due 07/15/43	250	261
Panhandle Eastern Pipe Line Co., LP
8.125% due 06/01/19	450	563
PC Financial Partnership
5.000% due 11/15/14	220	237
Petrohawk Energy Corp.
7.250% due 08/15/18	230	260
PNC Bank NA
2.700% due 11/01/22	625	625
Precision Castparts Corp.
1.250% due 01/15/18	290	290
Progress Energy, Inc.
5.625% due 01/15/16	40	45
Prudential Holdings LLC
8.695% due 12/18/23 (Þ)	550	720
Public Service Co. of New Mexico
7.950% due 05/15/18	260	316
QVC, Inc.
7.500% due 10/01/19 (Þ)	260	287
Rock-Tenn Co.
4.450% due 03/01/19 (Þ)	185	200
4.000% due 03/01/23 (Þ)	310	315
Sabine Pass LNG, LP
Series 144a
7.500% due 11/30/16 (Þ)	380	400
Samsung Electronics America, Inc.
1.750% due 04/10/17 (Þ)	415	420
Sempra Energy
2.000% due 03/15/14	255	259
Simon Property Group, LP
10.350% due 04/01/19	160	229

74	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

SLM Corp.
6.250% due 01/25/16	1,800	1,957
South Carolina Electric & Gas Co.
6.500% due 11/01/18	150	191
Southern Natural Gas Co. LLC / Southern Natural Issuing Corp.
4.400% due 06/15/21	385	427
Southern Union Co.
3.330% due 11/01/66 (Ê)	1,380	1,182
Springleaf Finance Corp.
6.900% due 12/15/17	300	269
Symantec Corp.
4.200% due 09/15/20	430	452
TD Ameritrade Holding Corp.
4.150% due 12/01/14	225	240
Tenet Healthcare Corp.
10.000% due 05/01/18	330	375
Tennessee Gas Pipeline Co. LLC
8.000% due 02/01/16	200	238
8.375% due 06/15/32	260	374
Teva Pharmaceutical Finance IV LLC
2.250% due 03/18/20	285	288
Thermo Fisher Scientific, Inc.
2.250% due 08/15/16	400	414
3.600% due 08/15/21	340	362
Time Warner Cable, Inc.
8.250% due 04/01/19	325	432
Time Warner, Inc.
5.875% due 11/15/16	400	468
Timken Co.
6.000% due 09/15/14	150	160
UAL 2009-1 Pass Through Trust
Series 09-1
10.400% due 11/01/16	64	73
Union Pacific Corp.
4.163% due 07/15/22	100	113
UnitedHealth Group, Inc.
6.000% due 06/15/17	3	4
1.400% due 10/15/17	240	240
Verizon Communications, Inc.
3.000% due 04/01/16	145	154
Viacom, Inc.
4.375% due 03/15/43 (Þ)	355	349
Wachovia Capital Trust III
5.570% due 03/29/49 (Ê)(ƒ)	285	284
Walgreen Co.
1.800% due 09/15/17	240	241
3.100% due 09/15/22	250	252
Watson Pharmaceuticals, Inc.
5.000% due 08/15/14	275	293
6.125% due 08/15/19	320	390
WEA Finance LLC / WT Finance Aust Pty, Ltd.
7.500% due 06/02/14 (Þ)	205	223
6.750% due 09/02/19 (Þ)	95	118
WellPoint, Inc.
5.250% due 01/15/16	270	301

	Principal Amount ($) or Shares	Fair Value $
3.125% due 05/15/22	625	632
3.300% due 01/15/23	290	298
4.650% due 01/15/43	120	125
Wells Fargo & Co.
Series K
7.980% due 03/29/49 (ƒ)	3,300	3,786
Weyerhaeuser Co.
7.375% due 10/01/19	125	154
Williams Cos., Inc. (The)
7.875% due 09/01/21	161	207
3.700% due 01/15/23	210	212
8.750% due 03/15/32	108	150
Williams Partners, LP / Williams Partners Finance Corp.
7.250% due 02/01/17	235	285
ZFS Finance USA Trust II
6.450% due 12/15/65 (Þ)	730	781

		85,700

International Debt - 5.1%
Abbey National Treasury Services PLC
3.875% due 11/10/14 (Þ)	870	903
AK Transneft OJSC Via TransCapitalInvest, Ltd.
8.700% due 08/07/18 (Þ)	100	130
Alm Loan Funding
Series 2012-7A Class A1
1.701% due 10/19/24 (Ê)(Þ)	450	450
Anglo American Capital PLC
2.625% due 04/03/17 (Þ)	330	336
AWAS Aviation Capital, Ltd.
7.000% due 10/17/16 (Þ)	295	311
Banco Santander Brazil SA
2.408% due 03/18/14 (Ê)(Þ)	200	199
Bank of Montreal
2.850% due 06/09/15 (Þ)	100	106
BBVA Bancomer SA
6.500% due 03/10/21 (Þ)	200	222
6.750% due 09/30/22 (Þ)	300	338
BBVA US Senior SAU
4.664% due 10/09/15	450	461
BM&FBovespa SA
5.500% due 07/16/20 (Þ)	100	113
BNP Paribas SA
5.186% due 06/29/49 (Å)(ƒ)	300	290
BP Capital Markets PLC
2.500% due 11/06/22	210	208
Braskem Finance, Ltd.
5.750% due 04/15/21 (Þ)	300	316
Caisse Centrale Desjardins du Quebec
2.650% due 09/16/15 (Þ)	410	429
CDP Financial, Inc.
5.600% due 11/25/39 (Þ)	265	330
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
3.950% due 11/09/22	785	804
Corp. Nacional del Cobre de Chile
7.500% due 01/15/19 (Þ)	200	258

Core Bond Fund	75

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Credit Suisse
6.000% due 02/15/18	770	885
CSN Islands XI Corp.
6.875% due 09/21/19 (Þ)	200	224
Dexia Credit Local SA
0.793% due 04/29/14 (Ê)(Þ)	500	493
DP World, Ltd.
6.850% due 07/02/37 (Þ)	330	387
Eksportfinans ASA
2.375% due 05/25/16	225	215
Electricite de France SA
5.500% due 01/26/14 (Å)	200	210
Enel Finance International NV
6.250% due 09/15/17 (Å)	300	334
6.000% due 10/07/39 (Þ)	175	169
Export-Import Bank of Korea
5.875% due 01/14/15	700	765
Gazprom OAO Via Gazprom International SA
Series REGS
7.201% due 02/01/20	32	36
Gazprom OAO Via White Nights Finance BV
Series REGS
10.500% due 03/08/14	200	219
10.500% due 03/25/14	200	219
Government of the Cayman Islands
5.950% due 11/24/19 (Þ)	230	272
HBOS PLC
Series GMTN
6.750% due 05/21/18 (Þ)	825	888
HSBC Bank PLC
3.100% due 05/24/16 (Þ)	800	846
Hutchison Whampoa International 11, Ltd.
4.625% due 01/13/22 (Þ)	375	418
Indian Oil Corp., Ltd.
4.750% due 01/22/15	400	418
ING Bank NV
1.711% due 06/09/14 (Å)(Ê)	300	303
Intelsat Jackson Holdings SA
8.500% due 11/01/19	400	448
Intesa Sanpaolo SpA
2.712% due 02/24/14 (Å)(Ê)	200	200
IPIC GMTN, Ltd.
5.500% due 03/01/22 (Þ)	125	147
Itau Unibanco Holding SA
Series 144a
5.500% due 08/06/22 (Þ)	700	733
JPMorgan Chase & Co.
Series MPLE
2.920% due 09/19/17 (Þ)	605	612
Korea East-West Power Co., Ltd.
2.500% due 07/16/17 (Þ)	200	203
Korea Electric Power Corp.
5.125% due 04/23/34 (Þ)	60	63

	Principal Amount ($) or Shares	Fair Value $
Lafayette CLO, Ltd.
Series 2012-1A Class A
1.751% due 09/06/22 (Ê)(Þ)	466	465
Lloyds Banking Group PLC
5.920% due 12/31/49 (ƒ)(Þ)	300	228
6.657% due 12/31/49 (ƒ)(Þ)	265	235
Lukoil International Finance BV
7.250% due 11/05/19 (Þ)	140	171
Majapahit Holding BV
Series REGS
7.750% due 10/17/16	100	118
Morgan Stanley
Series GMTN
0.630% due 01/16/17 (Ê)	200	248
Motor PLC
Series 2012-12A Class A1C
1.286% due 02/25/20 (Þ)	315	316
Neptune Finance CCS, Ltd.
Series 2008-1A Class A
0.934% due 04/20/20 (Ê)(Þ)	450	444
Nexen, Inc.
7.500% due 07/30/39	285	412
Noble Group, Ltd.
6.750% due 01/29/20 (Þ)	100	105
Nokia OYJ
5.375% due 05/15/19	155	148
Oak Hill Credit Partners
Series 2012-7A Class A
1.760% due 11/20/23 (Ê)(Þ)	450	450
Petrobras International Finance Co.—Pifco
3.875% due 01/27/16	400	422
7.875% due 03/15/19	800	999
Province of Quebec Canada
3.500% due 07/29/20	200	222
Rabobank Nederland NV
11.000% due 06/29/49 (ƒ)(Þ)	565	764
Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.838% due 09/30/27 (Þ)	250	308
Series REGS
6.750% due 09/30/19	300	376
Rio Tinto Finance USA PLC
1.625% due 08/21/17	310	314
2.875% due 08/21/22	355	357
Royal Bank of Scotland Group PLC
6.400% due 10/21/19	205	242
6.990% due 10/29/49 (Å)(ƒ)	300	284
Series 1
9.118% due 03/31/49 (ƒ)	300	300
Royal Bank of Scotland PLC (The)
4.875% due 08/25/14 (Þ)	900	949
Russian Foreign Bond - Eurobond
4.500% due 04/04/22 (Þ)	345	395
RZD Capital, Ltd.
5.739% due 04/03/17	500	560
Sirius International Group, Ltd.
7.506% due 05/29/49 (ƒ)(Þ)	365	377

76	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Statoil ASA
2.450% due 01/17/23	355	354
Suncor Energy, Inc.
5.950% due 12/01/34	160	194
Sydney Airport Finance Co. Pty, Ltd.
3.900% due 03/22/23 (Þ)	640	654
Telefonos de Mexico SAB de CV
5.500% due 01/27/15	360	391
Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/22	430	435
Total Capital SA
4.450% due 06/24/20	260	301
Transocean, Inc.
2.500% due 10/15/17	345	349
6.375% due 12/15/21	225	273
7.350% due 12/15/41	260	345
Turkiye Garanti Bankasi AS
2.819% due 04/20/16 (Ê)(Þ)	200	199
Tyco Electronics Group SA
6.550% due 10/01/17	240	288
UBS AG
Series BKNT
5.875% due 12/20/17	400	476
Vale Overseas, Ltd.
5.625% due 09/15/19	400	455
Vale SA
5.625% due 09/11/42	480	521
Veritas CLO I, Ltd.
Series 2004-1A Class B
1.111% due 09/05/16 (Ê)(Þ)	475	473
Vivendi SA
2.400% due 04/10/15 (Å)	200	204
Volkswagen International Finance NV
0.970% due 04/01/14 (Ê)(Þ)	400	401
Volvo Treasury AB
5.950% due 04/01/15 (Þ)	385	420
Weatherford International, Ltd.
5.125% due 09/15/20	160	176
Westpac Banking Corp.
3.585% due 08/14/14 (Å)	700	734
Willis Group Holdings PLC
4.125% due 03/15/16	210	224
Wind Acquisition Finance SA
7.250% due 02/15/18 (Þ)	200	203
Xstrata Finance Canada, Ltd.
4.000% due 10/25/22 (Þ)	210	212

		34,402

Loan Agreements - 0.4%
Caesars Entertainment Operating Co., Inc. Extended Term Loan B
5.460% due 01/28/18 (Ê)	800	713
Chrysler Group LLC Term Loan B
6.000% due 05/24/17 (Ê)	989	1,009

	Principal Amount ($) or Shares	Fair Value $
CHS/Community Health Systems, Inc. Non Extended Term Loan
2.462% due 07/25/14	573	576
HCA, Inc. Extended Term Loan B
3.462% due 05/01/18 (Ê)	507	508

		2,806

Mortgage-Backed Securities - 30.7%
Adjustable Rate Mortgage Trust
Series 2007-1 Class 1A1
3.169% due 03/25/37 (Ê)	889	626
American Home Mortgage Assets LLC
Series 2007-4 Class A2
0.400% due 08/25/37 (Ê)	419	345
American Home Mortgage Investment Trust
Series 2004-4 Class 4A
2.540% due 02/25/45 (Ê)	58	56
Series 2007-1 Class GA1C
0.400% due 05/25/47 (Ê)	801	499
Banc of America Funding Corp.
Series 2006-3 Class 5A8
5.500% due 03/25/36	380	378
Series 2006-A Class 4A1
3.595% due 02/20/36 (Ê)	275	226
Series 2006-G Class 2A3
0.381% due 07/20/36 (Ê)	526	519
Series 2006-I Class 5A1
5.870% due 10/20/46 (Ê)	943	829
Series 2007-4 Class 3A1
0.580% due 06/25/37 (Ê)	1,035	754
Banc of America Large Loan, Inc.
Series 2010-HLTN Class HLTN
2.509% due 11/15/15 (Ê)(Þ)	92	91
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2003-1 Class SBB
5.860% due 03/11/32 (Þ)	199	201
Series 2003-1 Class SBC
5.790% due 03/11/32 (Þ)	100	100
Series 2005-1 Class A3
4.877% due 11/10/42	35	35
Series 2005-1 Class A4
5.077% due 11/10/42	170	173
Series 2005-2 Class A5
4.857% due 07/10/43	745	808
Series 2006-2 Class A4
5.727% due 05/10/45	200	229
Series 2008-1 Class A4
6.205% due 02/10/51	405	491
Banc of America Mortgage Securities, Inc.
Series 2004-1 Class 5A1
6.500% due 09/25/33	4	4
Series 2004-11 Class 2A1
5.750% due 01/25/35	123	126
Series 2005-H Class 2A5
3.129% due 09/25/35 (Ê)	211	193

Core Bond Fund	77

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Bayview Commercial Asset Trust
Series 2005-3A Class A1
0.530% due 11/25/35 (Ê)(Þ)	457	358
BCAP LLC Trust
Series 2011-RR4 Class 7A2
11.726% due 04/26/37 (Þ)	452	121
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-1 Class 6A1
2.643% due 04/25/33 (Ê)	18	18
Series 2003-8 Class 4A1
3.103% due 01/25/34 (Ê)	63	63
Series 2004-9 Class 22A1
3.477% due 11/25/34 (Ê)	34	34
Series 2005-2 Class A1
2.570% due 03/25/35 (Ê)	531	535
Series 2007-3 Class 1A1
3.108% due 05/25/47 (Ê)	205	161
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
2.894% due 05/25/35 (Ê)	145	132
Series 2005-7 Class 22A1
3.006% due 09/25/35 (Ê)	342	269
Series 2005-10 Class 24A1
2.692% due 01/25/36 (Ê)	304	190
Series 2006-1 Class 21A2
2.835% due 02/25/36 (Ê)	389	217
Bear Stearns Commercial Mortgage Securities
Series 2001-TOP2 Class D
6.940% due 02/15/35 (Þ)	125	125
Series 2004-PWR3 Class A4
4.715% due 02/11/41	1,000	1,031
Series 2005-T20 Class A4A
5.149% due 10/12/42	700	777
Series 2006-T22 Class A4
5.573% due 04/12/38	505	573
BNPP Mortgage Securities LLC
Series 2009-1 Class A1
6.000% due 08/27/37 (Þ)	321	337
Citicorp Mortgage Securities, Inc.
Series 2006-3 Class 1A9
5.750% due 06/25/36	210	213
Citigroup Commercial Mortgage Trust
Series 2004-C2 Class A4
4.623% due 10/15/41	255	256
Series 2006-C5 Class A4
5.431% due 10/15/49	135	155
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11 Class A2A
2.570% due 10/25/35 (Ê)	37	35
Series 2006-AR7 Class 1A4A
4.825% due 11/25/36 (Ê)	458	350
Series 2007-10 Class 2A3A
5.940% due 09/25/37 (Ê)	414	324
Series 2007-10 Class 2A4A
6.151% due 09/25/37 (Ê)	252	212

	Principal Amount ($) or Shares	Fair Value $
Series 2007-AR8 Class 2A1A
2.934% due 07/25/37 (Ê)	545	428
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A4
5.219% due 07/15/44	340	377
Commercial Mortgage Asset Trust
Series 1999-C1 Class D
7.350% due 01/17/32	115	120
Commercial Mortgage Pass Through Certificates
Series 2003-LB1A Class A2
4.084% due 06/10/38	152	153
Series 2007-FL14 Class AJ
0.389% due 06/15/22 (Ê)(Þ)	1,616	1,589
Series 2011-THL Class A
3.376% due 06/09/28 (Þ)	309	313
Countrywide Alternative Loan Trust
Series 2005-48T1 Class A6
5.500% due 11/25/35	867	705
Series 2005-81 Class A1
0.490% due 02/25/37 (Ê)	271	174
Series 2006-36T2 Class 1A9
1.110% due 12/25/36 (Ê)	210	128
Series 2006-45T1 Class 2A2
6.000% due 02/25/37	834	654
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-22 Class A3
2.935% due 11/25/34 (Ê)	116	106
Series 2004-HYB9 Class 1A1
2.803% due 02/20/35 (Ê)	192	179
Series 2005-3 Class 1A2
0.500% due 04/25/35 (Ê)	19	15
Series 2005-HYB9 Class 3A2A
2.783% due 02/20/36 (Ê)	38	33
Series 2007-2 Class A2
6.000% due 03/25/37	1,785	1,641
Series 2007-4 Class 1A10
6.000% due 05/25/37	1,614	1,464
Series 2007-HY5 Class 1A1
3.145% due 09/25/47 (Ê)	1,290	988
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-CKN2 Class C1
6.376% due 04/15/37	75	75
Series 2003-C5 Class D
5.116% due 12/15/36	215	219
Series 2004-C5 Class B
4.929% due 11/15/37	350	365
Series 2005-9 Class 2A1
5.500% due 10/25/35	257	244
Series 2005-C2 Class A3
4.691% due 04/15/37	188	195
Credit Suisse Mortgage Capital Certificates
Series 2006-C2 Class A3
5.676% due 03/15/39	100	113

78	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Series 2007-2 Class 3A4
5.500% due 03/25/37	938	903
Series 2007-C1 Class A3
5.383% due 02/15/40	100	111
DBRR Trust
1.393% due 09/25/45	210	210
Series 2011-LC2 Class A4A
4.537% due 07/12/44 (Þ)	340	395
Series 2012-EZ1 Class A
0.946% due 09/25/45 (Þ)	699	699
DBUBS Mortgage Trust
Series 2011-LC2A Class A2
3.386% due 07/10/44 (Þ)	900	970
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2005-AR1 Class 2A3
2.062% due 08/25/35 (Ê)	439	304
Series 2007-OA1 Class A1
0.360% due 02/25/47 (Ê)	1,835	1,082
Fannie Mae
2.639% due 2017 (Ê)	14	14
6.000% due 2017	13	14
3.584% due 2020 (Ê)	585	651
3.665% due 2020 (Ê)	799	896
3.763% due 2020 (Ê)	776	881
4.251% due 2020 (Ê)	770	885
5.500% due 2020	60	65
3.890% due 2021 (Ê)	200	227
5.500% due 2021	104	113
2.500% due 2022	1,755	1,842
3.016% due 2022 (Ê)	298	320
5.500% due 2022	148	160
4.000% due 2025	969	1,041
4.500% due 2025	1,652	1,800
3.500% due 2026	3,420	3,712
6.000% due 2026	210	230
2.870% due 2027 (Ê)	100	99
3.000% due 2027	2,855	3,051
6.000% due 2027	133	146
6.000% due 2028	10	11
6.000% due 2032	148	165
6.150% due 2032 (Ê)	109	116
5.000% due 2033	39	42
5.500% due 2033	9	10
6.000% due 2033	7	8
6.150% due 2033 (Ê)	82	88
5.000% due 2034	496	541
5.500% due 2034	373	413
4.500% due 2035	35	38
3.496% due 2036 (Ê)	195	201
5.500% due 2037	581	626
6.000% due 2037	11	12
5.500% due 2038	1,299	1,463
4.500% due 2039	1,718	1,857
4.000% due 2040	749	835
4.500% due 2040	721	782
5.500% due 2040	266	291

	Principal Amount ($) or Shares	Fair Value $
6.000% due 2040	1,216	1,332
4.000% due 2041	2,229	2,432
4.500% due 2041	1,207	1,310
15 Year TBA (Ï)
2.500%	1,700	1,778
3.000%	3,350	3,535
3.500%	875	928
30 Year TBA (Ï)
3.000%	5,435	5,695
3.500%	11,770	12,548
4.000%	28,830	31,000
5.500%	3,785	4,113
6.000%	1,700	1,857
Series 2003-343 Class 6
Interest Only STRIP
5.000% due 10/01/33	87	12
Series 2003-345 Class 18
Interest Only STRIP
4.500% due 12/01/18	156	11
Series 2003-345 Class 19
Interest Only STRIP
4.500% due 01/01/19	171	12
Series 2005-365 Class 12
Interest Only STRIP
5.500% due 12/01/35	328	46
Series 2006-369 Class 8
Interest Only STRIP
5.500% due 04/01/36	55	7
Fannie Mae Grantor Trust
Series 2001-T4 Class A1
7.500% due 07/25/41	358	428
Fannie Mae REMICS
Series 1999-56 Class Z
7.000% due 12/18/29	42	49
Series 2003-32 Class FH
0.610% due 11/25/22 (Ê)	38	38
Series 2003-35 Class FY
0.610% due 05/25/18 (Ê)	96	97
Series 2005-110 Class MB
5.500% due 09/25/35	113	124
Series 2006-27 Class SH
Interest Only STRIP
6.490% due 04/25/36 (Ê)	1,932	298
Series 2007-30 Class AF
0.520% due 04/25/37 (Ê)	69	69
Series 2009-39 Class LB
4.500% due 06/25/29	405	444
Series 2009-96 Class DB
4.000% due 11/25/29	575	623
Series 2010-85 Class NJ
4.500% due 08/25/40	673	724
Series 2010-95 Class S
Interest Only STRIP
6.390% due 09/25/40 (Ê)	1,968	355
Series 2010-112 Class PI
Interest Only STRIP
6.000% due 10/25/40	2,147	260

Core Bond Fund	79

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Series 2012-55 Class PC
3.500% due 05/25/42	700	744
Fannie Mae Whole Loan
Series 2003-W1 Class 1A1
6.176% due 12/25/42	24	29
Series 2004-W2 Class 2A2
7.000% due 02/25/44	318	375
Fannie Mae-Aces
Series 2006-M2 Class A2F
5.259% due 05/25/20	129	147
Series 2012-M12 Class 1A
2.840% due 08/25/22	1,240	1,343
Series 2012-M14 Class A2
2.301% due 09/25/22	230	232
Series 2012-M15 Class A
2.657% due 10/25/22	963	1,010
FDIC Structured Sale Guaranteed Notes
Series 2010-L2A Class A
3.000% due 09/30/19 (Þ)	603	618
FDIC Trust
Series 2010-R1 Class A
2.184% due 05/25/50 (Þ)	446	454
Series 2011-R1 Class A
2.672% due 07/25/26 (Þ)	628	647
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series 2011-K014 Class X1
Interest Only STRIP
1.271% due 04/25/21	1,278	107
Series 2011-K702 Class X1
Interest Only STRIP
1.557% due 02/25/18	4,762	325
Series 2012-K019 Class A2
2.272% due 03/25/22	425	429
Series 2012-K020 Class A2
2.373% due 05/25/22	925	939
Series 2012-K020 Class X1
Interest Only STRIP
1.479% due 05/25/22	2,395	255
Series 2012-K021 Class A1
1.603% due 01/25/22	224	229
Series 2012-K022 Class A2
2.355% due 07/25/22	605	611
Series 2012-K501 Class X1A
Interest Only STRIP
1.755% due 08/25/16	4,953	232
Federal Home Loan Mortgage Corp. Structured Pass Through Securities
Series 2005-63 Class 1A1
1.353% due 02/25/45 (Ê)	18	18
First Horizon Asset Securities, Inc.
Series 2005-AR4 Class 2A1
2.598% due 10/25/35 (Ê)	853	752
Freddie Mac
6.000% due 2016	5	6
3.500% due 2025	1,134	1,211

	Principal Amount ($) or Shares	Fair Value $
2.533% due 2030 (Ê)	1	1
5.000% due 2035	465	502
2.855% due 2037 (Ê)	125	133
5.500% due 2037	558	599
5.500% due 2038	2,351	2,634
6.000% due 2038	522	574
4.500% due 2039	2,087	2,343
4.000% due 2041	5,604	6,233
4.500% due 2041	5,752	6,456
3.000% due 2042	240	251
Freddie Mac Mortgage Trust
Series 2010-K7 Class B
5.435% due 04/25/20 (Þ)	510	577
Freddie Mac REMICS
Series 2000-2266 Class F
0.659% due 11/15/30 (Ê)	7	7
Series 2003-2624 Class QH
5.000% due 06/15/33	320	352
Series 2007-3335 Class BF
0.359% due 07/15/19 (Ê)	67	67
Series 2007-3335 Class FT
0.359% due 08/15/19 (Ê)	153	153
Series 2009-3569 Class NY
5.000% due 08/15/39	1,400	1,625
Series 2010-3640 Class JA
1.500% due 03/15/15	405	407
Series 2010-3653 Class B
4.500% due 04/15/30	490	546
Series 2010-3704 Class DC
4.000% due 11/15/36	475	528
Series 2011-3901 Class LA
4.000% due 06/15/38	650	661
GE Business Loan Trust
Series 2003-2A Class A
0.579% due 11/15/31 (Ê)(Þ)	524	490
GE Capital Commercial Mortgage Corp.
Series 2003-C2 Class F
5.419% due 07/10/37 (Þ)	45	46
Ginne Mae II
4.000% due 2040 (Ê)	289	310
Ginnie Mae I
3.000% due 2027	629	672
4.500% due 2039	1,521	1,717
4.564% due 2062	1,184	1,374
Ginnie Mae II
1.750% due 2026 (Ê)	87	91
1.750% due 2027 (Ê)	7	7
1.625% due 2032 (Ê)	33	35
3.500% due 2040 (Ê)	1,382	1,477
4.000% due 2040 (Ê)	236	254
4.502% due 2061	396	455
4.700% due 2061	325	378
5.245% due 2061	692	808
30 Year TBA (Ï)
3.000%	1,895	2,015

80	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

GMAC Commercial Mortgage Securities, Inc.
Series 2004-C3 Class A4
4.547% due 12/10/41	99	99
GMAC Mortgage Corp. Loan Trust
Series 2005-AR2 Class 4A
5.097% due 05/25/35 (Ê)	337	333
Government National Mortgage Association
1.750% due 07/16/47	400	408
Series 2000-29 Class F
0.711% due 09/20/30 (Ê)	10	10
Series 2007-12 Class C
5.278% due 04/16/41	340	390
Series 2007-26 Class SD
Interest Only STRIP
6.591% due 05/16/37 (Ê)	1,888	326
Series 2010-74 Class IO
Interest Only STRIP
1.304% due 03/16/50	4,741	259
Series 2010-116 Class MP
3.500% due 09/16/40	1,649	1,788
Series 2010-124 Class C
3.392% due 03/16/45	75	81
Series 2010-H12 Class PT
5.470% due 11/20/59	736	812
Series 2011-67 Class B
3.863% due 10/16/47	230	254
Series 2011-127 Class IO
Interest Only STRIP
1.543% due 03/16/47	2,363	175
Series 2012-99 Class CI
Interest Only STRIP
1.041% due 10/16/49	1,923	154
Series 2012-115 Class A
2.131% due 04/16/45	224	233
Series 2012-115 Class IO
Interest Only STRIP
0.433% due 04/16/54	797	41
Greenwich Capital Commercial Funding Corp.
Series 2004-GG1 Class A7
5.317% due 06/10/36	736	767
Series 2005-GG3 Class A4
4.799% due 08/10/42	100	107
Series 2007-GG9 Class A4
5.444% due 03/10/39	100	115
GS Mortgage Securities Corp. II
Series 2004-GG2 Class A6
5.396% due 08/10/38	500	528
Series 2007-EOP Class A3
1.456% due 03/06/20 (Ê)(Þ)	1,800	1,803
Series 2011-GC5 Class A4
3.707% due 08/10/44	735	816
Series 2012-ALOH Class A
3.551% due 04/10/34 (Þ)	125	135
Series 2012-GCJ9 Class A3
2.773% due 11/10/45	290	297

	Principal Amount ($) or Shares	Fair Value $
GSMPS Mortgage Loan Trust
Series 2006-RP1 Class 1A2
7.500% due 01/25/36 (Þ)	437	439
GSR Mortgage Loan Trust
Series 2005-AR7 Class 6A1
5.133% due 11/25/35 (Ê)	99	98
Series 2006-2F Class 3A3
6.000% due 02/25/36	915	805
Series 2006-3F Class 2A3
5.750% due 03/25/36	212	196
Series 2006-8F Class 4A17
6.000% due 09/25/36	369	318
Series 2007-AR2 Class 2A1
2.792% due 05/25/47 (Ê)	735	617
Harborview Mortgage Loan Trust
Series 2005-4 Class 3A1
3.075% due 07/19/35 (Ê)	101	82
Indymac Index Mortgage Loan Trust
Series 2005-AR31 Class 1A1
2.520% due 01/25/36 (Ê)	498	365
Series 2006-AR41 Class A3
0.390% due 02/25/37 (Ê)	1,053	664
JPMorgan Alternative Loan Trust
Series 2006-A2 Class 3A1
2.857% due 05/25/36 (Ê)	1,189	831
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2003-C1 Class D
5.192% due 01/12/37	210	211
Series 2003-PM1A Class B
5.405% due 08/12/40	210	214
Series 2005-LDP5 Class A4
5.200% due 12/15/44	555	619
Series 2006-LDP8 Class A3B
5.447% due 05/15/45	250	260
Series 2006-LDP8 Class A4
5.399% due 05/15/45	770	884
Series 2007-CB18 Class A4
5.440% due 06/12/47	1,200	1,381
Series 2007-CB20 Class AJ
6.077% due 02/12/51	125	120
Series 2007-CB20 Class ASB
5.688% due 02/12/51	79	87
Series 2007-LDPX Class A3
5.420% due 01/15/49	700	810
Series 2010-CNTR Class A2
4.311% due 08/05/32 (Þ)	400	443
JPMorgan Mortgage Trust
Series 2005-A1 Class 6T1
4.968% due 02/25/35 (Ê)	25	25
Series 2005-A5 Class 3A2
2.752% due 08/25/35 (Ê)	121	122
Series 2005-A5 Class TA1
5.349% due 08/25/35 (Ê)	252	256
Series 2005-A8 Class 1A1
5.248% due 11/25/35 (Ê)	211	207

Core Bond Fund	81

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Series 2005-S3 Class 1A2
5.750% due 01/25/36	53	51
Series 2006-A6 Class 1A2
3.018% due 10/25/36 (Ê)	159	124
Series 2006-A7 Class 2A4R
2.905% due 01/25/37 (Ê)	1,161	894
Series 2007-S3 Class 1A8
6.000% due 08/25/37	954	816
LB-UBS Commercial Mortgage Trust
Series 2003-C1 Class B
4.479% due 12/15/36	45	45
Series 2003-C5 Class C
4.762% due 04/15/37	130	132
Series 2004-C7 Class A1A
4.475% due 10/15/29	60	63
Series 2006-C1 Class A3
5.207% due 02/15/31	250	262
Mastr Adjustable Rate Mortgages Trust 2006-2
Series 2006-2 Class 4A1
3.410% due 02/25/36 (Ê)	120	112
Mastr Adjustable Rate Mortgages Trust 2007-HF2
Series 2007-HF2 Class A1
0.520% due 09/25/37 (Ê)	668	531
Mastr Alternative Loans Trust
Series 2003-4 Class B1
5.825% due 06/25/33	105	92
Series 2004-10 Class 5A6
5.750% due 09/25/34	113	115
Mellon Residential Funding Corp.
Series 2000-TBC2 Class A1
0.689% due 06/15/30 (Ê)	74	73
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A10 Class A
0.420% due 02/25/36 (Ê)	70	61
Merrill Lynch Mortgage Trust
Series 2002-MW1 Class J
5.695% due 07/12/34 (Þ)	55	46
Series 2005-CIP1 Class AM
5.107% due 07/12/38	295	322
Series 2008-C1 Class A4
5.690% due 02/12/51	530	627
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-6 Class A4
5.485% due 03/12/51	100	115
MLCC Mortgage Investors, Inc.
Series 2005-3 Class 5A
0.460% due 11/25/35 (Ê)	47	43
Morgan Stanley Capital I, Inc.
Series 1998-HF2 Class G
6.010% due 11/15/30 (Þ)	70	70
Series 2005-T19 Class A4A
4.890% due 06/12/47	750	820
Series 2006-HQ9 Class A4
5.731% due 07/12/44	515	591

	Principal Amount ($) or Shares	Fair Value $
Series 2006-T23 Class A4
5.818% due 08/12/41	780	903
Series 2007-T27 Class A4
5.651% due 06/11/42	720	853
Series 2011-C3 Class A2
3.224% due 07/15/49	195	210
Series 2011-C3 Class A4
4.118% due 07/15/49	115	131
Morgan Stanley Dean Witter Capital I
Series 2001-TOP3 Class C
6.790% due 07/15/33	50	52
Motel 6 Trust
Series 2012-MTL6 Class A1
1.500% due 10/05/25 (Þ)	340	339
Series 2012-MTL6 Class A2
1.948% due 10/05/25 (Þ)	220	222
Series 2012-MTL6 Class XA1
3.005% due 10/05/25 (Þ)	2,130	123
NorthStar 2012-1 Mortgage Trust
Series 2012-1 Class A
1.410% due 08/25/29 (Ê)(Þ)	174	174
OBP Depositor LLC Trust
Series 2010-OBP Class A
4.646% due 07/15/45 (Þ)	285	334
ORES NPL LLC
Series 2012-LV1 Class A
4.000% due 09/25/44 (Þ)	148	149
Prime Mortgage Trust
Series 2004-CL1 Class 1A2
0.610% due 02/25/34 (Ê)	12	11
Prudential Commercial Mortgage Trust
Series 2003-PWR1 Class C
4.706% due 02/11/36	50	50
RALI Trust
Series 2005-QS14 Class 2A1
6.000% due 09/25/35	295	221
Residential Asset Securitization Trust
Series 2003-A15 Class 1A2
0.660% due 02/25/34 (Ê)	76	72
Series 2005-A10 Class A3
5.500% due 09/25/35	177	157
Series 2006-A9CB Class A6
6.000% due 09/25/36	209	133
RFMSI Trust
Series 2006-SA4 Class 2A1
3.839% due 11/25/36 (Ê)	210	177
RREF 2012 LT1 LLC
Series 2012-LT1A Class A
4.750% due 02/15/25 (Þ)	3	3
Sequoia Mortgage Trust
Series 2001-5 Class A
0.910% due 10/19/26 (Ê)	25	25
SMA Issuer I LLC
Series 2012-LV1 Class A
3.500% due 08/20/25 (Þ)	235	236

82	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Structured Adjustable Rate Mortgage Loan Trust
Series 2005-23 Class 1A3
2.752% due 01/25/36 (Ê)	199	181
Structured Asset Mortgage Investments, Inc.
Series 2005-AR5 Class A3
0.460% due 07/19/35 (Ê)	115	113
Series 2007-AR6 Class A1
1.660% due 08/25/47 (Ê)	1,049	765
Structured Asset Securities Corp.
Series 2003-34A Class 5A4
2.776% due 11/25/33 (Ê)	629	637
Temporary Deal SA-RM55
4.510% due 01/01/63	1,080	1,241
Wachovia Bank Commercial Mortgage Trust
Series 2003-C4 Class D
5.040% due 04/15/35	65	65
Series 2004-C15 Class A4
4.803% due 10/15/41	100	107
Series 2005-C16 Class A4
4.847% due 10/15/41	725	776
Series 2005-C17 Class A4
5.083% due 03/15/42	100	108
Series 2005-C20 Class A7
5.118% due 07/15/42	800	878
Series 2006-WL7A Class A2
0.329% due 09/15/21 (Ê)(Þ)	194	191
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2006-AR7 Class A1A
1.073% due 09/25/46 (Ê)	985	500
Series 2006-AR9 Class 2A
0.993% due 11/25/46 (Ê)	1,259	622
Series 2007-HY2 Class 2A3
4.225% due 04/25/37 (Ê)	840	557
Washington Mutual Mortgage Pass Through Certificates
Series 2005-AR6 Class B3
0.870% due 04/25/45 (Å)(Ê)	71	—
Series 2005-AR13 Class A1A1
0.500% due 10/25/45 (Ê)	23	21
Series 2007-HY3 Class 4A1
2.759% due 03/25/37 (Ê)	307	271
Wells Fargo Mortgage Backed Securities Trust
Series 2006-2 Class 2A3
5.500% due 03/25/36	125	121
Series 2006-AR2 Class 2A1
2.627% due 03/25/36	158	155
Series 2006-AR2 Class 2A3
2.627% due 03/25/36 (Ê)	237	230
Series 2006-AR4 Class 1A1
5.761% due 04/25/36 (Ê)	418	377
Series 2006-AR10 Class 4A1
2.614% due 07/25/36 (Ê)	43	38
Series 2006-AR17 Class A1
2.629% due 10/25/36 (Ê)	743	657

	Principal Amount ($) or Shares	Fair Value $
Series 2007-8 Class 1A16
6.000% due 07/25/37	149	145
Series 2007-AR8 Class A1
5.990% due 11/25/37 (Ê)	245	218
WF-RBS Commercial Mortgage Trust
Series 2011-C5 Class A4
3.667% due 11/15/44	545	602

		207,524

Municipal Bonds - 2.3%
Alabama Public School & College Authority Revenue Bonds
5.150% due 09/01/27	100	119
Charlotte-Mecklenburg Hospital Authority Revenue Bonds
5.000% due 01/15/30	900	1,041
Chicago Transit Authority Revenue Bonds
6.899% due 12/01/40	400	486
City of Houston Texas General Obligation Limited
6.290% due 03/01/32	475	590
City of New York New York General Obligation Unlimited
6.246% due 06/01/35	1,100	1,310
County of Clark Nevada Airport System Revenue Bonds
6.820% due 07/01/45	100	143
Illinois Municipal Electric Agency Revenue Bonds
6.832% due 02/01/35	100	120
Irvine Ranch Water District Special Assessment
6.622% due 05/01/40	1,000	1,326
Los Angeles Unified School District General Obligation Unlimited
4.500% due 07/01/22 (µ)	400	455
Metropolitan Government of Nashville & Davidson County Convention Center Authority Revenue Bonds
6.731% due 07/01/43	100	121
Municipal Electric Authority of Georgia Revenue Bonds
6.637% due 04/01/57	370	442
7.055% due 04/01/57	345	390
New Jersey State Turnpike Authority Revenue Bonds
7.102% due 01/01/41	240	346
New York City Municipal Water Finance Authority Revenue Bonds
5.375% due 06/15/43	525	619
New York State Dormitory Authority Revenue Bonds
5.000% due 03/15/23	200	248
5.000% due 12/15/25	200	248
5.000% due 12/15/27	200	245
5.000% due 03/15/29	200	240
5.000% due 03/15/41	200	228

Core Bond Fund	83

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

North Carolina Turnpike Authority Revenue Bonds
6.700% due 01/01/39	100	116
Public Power Generation Agency Revenue Bonds
7.242% due 01/01/41	100	119
San Diego County Regional Airport Authority Revenue Bonds
6.628% due 07/01/40	100	113
State of California General Obligation Unlimited
6.650% due 03/01/22	625	783
7.500% due 04/01/34	100	139
5.650% due 04/01/39 (Ê)	100	101
7.550% due 04/01/39	355	512
7.600% due 11/01/40	115	168
State of Illinois General Obligation Unlimited
5.665% due 03/01/18	375	427
5.100% due 06/01/33	440	435
7.350% due 07/01/35	350	423
State of Louisiana Gasoline & Fuels Tax Revenue Bonds
3.000% due 05/01/43 (Ê)	400	401
State of Wisconsin Revenue Bonds
5.050% due 05/01/18 (µ)	100	116
Triborough Bridge & Tunnel Authority Revenue Bonds
5.000% due 11/15/25	900	1,118
University of California Revenue Bonds
5.000% due 05/15/28	300	363
6.270% due 05/15/31	400	466
Virginia Commonwealth Transportation Board Revenue Bonds
5.000% due 05/15/31	700	844

		15,361

Non-US Bonds - 7.4%
Asset-Backed European Securitisation Transaction Srl
Series 2011-6 Class A1
1.594% due 03/15/18 (Ê)	GBP 178	289
Australia Government Bond
Series 120
6.000% due 02/15/17	AUD 6,590	7,716
Canadian Government Bond
2.750% due 06/01/22	CAD 600	653
Colombia Government International Bond
10.750% due 06/15/16	COP 1,443,000	1,252
7.750% due 04/14/21	COP 1,799,000	1,274
Granite Master Issuer PLC
Series 2005-1 Class A5
0.290% due 12/20/54 (Ê)	EUR 309	402
Series 2005-4 Class A5
0.310% due 12/20/54 (Ê)	EUR 132	172

	Principal Amount ($) or Shares	Fair Value $
Series 2006-4 Class A7
0.330% due 12/20/54 (Ê)	EUR 330	430
Ireland Government Bond
5.000% due 10/18/20	EUR 1,410	1,908
5.400% due 03/13/25	EUR 1,590	2,133
Italy Buoni Poliennali Del Tesoro
6.000% due 11/15/14	EUR 200	283
2.500% due 03/01/15	EUR 300	399
4.500% due 07/15/15	EUR 100	139
3.750% due 08/01/15	EUR 100	136
3.750% due 04/15/16	EUR 200	274
4.750% due 09/15/16	EUR 200	282
4.750% due 05/01/17	EUR 100	141
4.500% due 08/01/18	EUR 100	139
4.000% due 09/01/20	EUR 620	823
Mexican Bonos
Series M
8.000% due 06/11/20	MXN 16,350	1,484
Series M 20
7.500% due 06/03/27	MXN 15,100	1,359
Series M 30
10.000% due 11/20/36	MXN 12,369	1,383
New Zealand Government Bond
Series 1217
6.000% due 12/15/17	NZD 4,110	3,875
Series 521
6.000% due 05/15/21	NZD 1,030	1,012
Norway Government Bond
Series 472
4.250% due 05/19/17	NOK 12,770	2,559
Peru Government Bond
7.840% due 08/12/20	PEN 1,020	504
Series REGS
8.600% due 08/12/17	PEN 475	230
6.950% due 08/12/31	PEN 285	140
Poland Government Bond
Series 0417
4.750% due 04/25/17	PLN 8,570	2,941
Series 1019
5.500% due 10/25/19	PLN 7,120	2,602
Province of Ontario Canada
4.200% due 06/02/20	CAD 200	225
4.000% due 06/02/21	CAD 300	334
3.150% due 06/02/22	CAD 2,000	2,080
4.700% due 06/02/37	CAD 400	485
4.600% due 06/02/39	CAD 100	121
Province of Quebec Canada
4.250% due 12/01/21	CAD 300	337
3.500% due 12/01/22	CAD 1,600	1,693
Red & Black Auto Germany
Series 2012-1 Class A
1.080% due 12/15/20 (Ê)	EUR 65	86
Russian Agricultural Bank OJSC Via RSHB Capital SA
8.625% due 02/17/17 (Þ)	RUB 8,900	296

84	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

SC Germany Auto
Series 2011-2 Class A
1.060% due 11/13/21 (Ê)	EUR 1,264	1,683
Spain Government Bond
4.400% due 01/31/15	EUR 200	272
3.750% due 10/31/15	EUR 700	920
3.150% due 01/31/16	EUR 900	1,177
3.250% due 04/30/16	EUR 700	914
4.250% due 10/31/16	EUR 1,700	2,276
Wood Street CLO BV
Series 2005-I Class A
0.602% due 11/22/21 (Ê)	EUR 157	201

		50,034

United States Government Agencies - 0.9%
Federal Home Loan Mortgage Corp.
1.375% due 02/25/14	265	269
2.000% due 08/25/16	675	710
1.000% due 06/29/17	200	202
1.000% due 09/29/17	200	202
3.750% due 03/27/19	300	347
1.250% due 08/01/19	100	100
1.250% due 10/02/19	200	199
2.375% due 01/13/22	100	104
Series 1
1.000% due 07/28/17	400	404
0.750% due 01/12/18	800	795
Federal National Mortgage Association
1.250% due 01/30/17	300	308
0.875% due 08/28/17	100	100
0.875% due 10/26/17	1,600	1,607
0.875% due 12/20/17	100	100
Zero coupon due 10/09/19	675	591
Freddie Mac
5.500% due 08/23/17	100	122

		6,160

United States Government Treasuries - 12.6%
United States Treasury Inflation Indexed Bonds
0.125% due 04/15/17	2,953	3,163
1.250% due 07/15/20	636	755
0.125% due 01/15/22	409	444
0.125% due 07/15/22	402	437
2.375% due 01/15/25	3,068	4,139
2.375% due 01/15/27 (§)	2,065	2,847
1.750% due 01/15/28	1,104	1,429
2.125% due 02/15/41	1,072	1,583
0.750% due 02/15/42	614	673
United States Treasury Notes
0.250% due 11/30/14	2,235	2,235
0.250% due 10/15/15	205	205
0.375% due 11/15/15	2,415	2,417
0.875% due 01/31/17	820	831
0.750% due 06/30/17	7,605	7,649
0.750% due 10/31/17	5,960	5,980
0.625% due 11/30/17	1,935	1,929

	Principal Amount ($) or Shares	Fair Value $
0.750% due 12/31/17	330	331
3.500% due 02/15/18	1,480	1,685
1.125% due 05/31/19 (§)	8,100	8,150
0.875% due 07/31/19	1,700	1,679
1.000% due 08/31/19	9,100	9,046
1.000% due 09/30/19	4,000	3,973
1.250% due 10/31/19	300	302
3.375% due 11/15/19	200	230
1.625% due 11/15/22	10,065	9,956
6.250% due 08/15/23	380	545
Zero coupon due 11/15/27	1,350	926
3.000% due 05/15/42	185	188
2.750% due 08/15/42	11,995	11,582

		85,309

Total Long-Term Investments (cost $501,782)		523,944

Common Stocks - 0.0%
Utilities - 0.0%
Dynegy, Inc. (Æ)	16,210	310

Total Common Stocks (cost $324)		310

Preferred Stocks - 0.1%
Financial Services - 0.1%
DG Funding Trust (Å)(Æ)	49	360

Total Preferred Stocks (cost $516)		360

	Notional Amount
Options Purchased - 0.0%
(Number of Contracts)
United States Treasury 10 Year Note Futures
Jan 2013 133.50 Call (11)	USD 11	3

Total Options Purchased (cost $7)		3

	Principal Amount ($) or Shares

Short-Term Investments - 28.4%
Abbey National Treasury Services PLC
1.553% due 04/25/13 (ž)	300	300
1.602% due 06/10/13 (ž)	2,000	2,002
Adam Aircraft Industries - Term Loan
15.130% due 05/23/13 (Å)	49	—
Allstate Life Global Funding Trusts
5.375% due 04/30/13	200	203

Core Bond Fund	85

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Ally Auto Receivables Trust
Series 2012-4 Class A1
0.302% due 09/06/13	277	277
Ally Financial, Inc.
7.500% due 12/31/13	1,900	2,007
American Express Bank FSB
Series BKNT
5.500% due 04/16/13	300	304
AmeriCredit Automobile Receivables Trust
Series 2012-3 Class A1
0.361% due 07/08/13	254	254
Series 2012-4 Class A1
0.300% due 09/09/13	749	750
Series 2012-5 Class A1
0.270% due 12/09/13	444	444
ANZ National International, Ltd.
6.200% due 07/19/13 (Þ)	600	615
Australia & New Zealand Banking Group, Ltd.
1.162% due 05/08/13 (Å)(Ê)	300	300
Banco Santander Brasil SA
3.100% due 10/01/13 (ž)	500	493
BNP Paribas SA
Series MTN
0.751% due 04/08/13 (Ê)	680	680
Cellco Partnership / Verizon Wireless Capital LLC
7.375% due 11/15/13	235	248
Citigroup Funding, Inc.
1.562% due 11/08/13 (Ê)	900	904
Citigroup, Inc.
5.500% due 04/11/13	700	707
5.850% due 07/02/13	100	103
2.310% due 08/13/13 (Ê)	100	101
Continental Airlines 2006-1 Class G Pass Through Trust
Series 061G
0.661% due 06/02/13 (Ê)	180	177
Credit Suisse USA, Inc.
5.500% due 08/15/13	45	46
Daimler Finance NA LLC
1.677% due 07/11/13 (Ê)(Þ)	700	704
1.510% due 09/13/13 (Ê)(Þ)	200	201
DCP Midstream LLC
0.470% due 01/18/13 (ç)(ž)	1,800	1,800
Dell, Inc.
4.700% due 04/15/13	400	405
Dexia Credit Local SA
Series BMTN
1.084% due 09/18/13 (Ê)(ž)	400	528
FCE Bank PLC
7.125% due 01/15/13	600	793
Federal National Mortgage Association Discount Notes
Zero coupon due 01/23/13 (ç)(ž)	4,040	4,040
Freddie Mac Discount Notes
Zero coupon due 02/11/13 (ç)(ž)	1,485	1,485

	Principal Amount ($) or Shares		Fair Value $
Gazprom OAO Via RBS AG
Series REGS
9.625% due 03/01/13	900		912
GE Equipment Transportation LLC
Series 2012-2 Class A1
0.260% due 10/24/13	473		473
General Electric Capital Corp.
1.212% due 05/22/13 (Ê)	75		75
Harley-Davidson Motorcycle Trust
Series 2012-1 Class A1
0.235% due 08/15/13	30		30
Hewlett-Packard Co.
0.592% due 05/24/13 (Ê)	700		698
HSBC Finance Corp.
0.468% due 04/05/13 (Ê)	300		396
Hyundai Auto Lease Securitization Trust 2012-A
Series 2012-A Class A1
0.384% due 06/17/13 (Þ)	387		387
Hyundai Auto Receivables Trust
Series 2012-B Class A1
0.293% due 07/15/13	274		274
Series 2012-C Class A1
0.230% due 10/15/13	930		930
ING Bank NV
1.358% due 03/15/13 (Å) (Ê)	600		601
iPCS, Inc.
2.438% due 05/01/13 (Ê)	440		439
Italy Certificati di Credito del Tesoro
Zero coupon due 09/30/13	100		131
Japan Treasury Discount Bill
Series 327
Zero coupon due 03/04/13	JPY 140,000		1,616
John Deere Owner Trust
Series 2012-B Class A1
0.267% due 09/16/13	753		754
MBNA Corp.
6.125% due 03/01/13	200		202
Morgan Stanley
Series GMTN
2.810% due 05/14/13 (Ê)	200		201
National Australia Bank, Ltd.
5.350% due 06/12/13 (Þ)	800		818
Nissan Auto Receivables Owner Trust
Series 2012-B Class A1
0.263% due 08/15/13	621		621
Ohio Power Co.
Series C
5.500% due 03/01/13	10		10
Ralph Lauren Corp.
4.500% due 10/04/13	125		169
RBS Holdings USA, Inc.
Zero coupon due 03/19/2013 (ž)	1,760		1,759
Residential Capital, LLC DIP Term Loan A
5.000% due 11/18/13 (Ê)	1,800		1,803
Russell U.S. Cash Management Fund	134,139,443	(¥)	134,139

86	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Santander Drive Auto Receivables Trust
Series 2012-4 Class A1
0.432% due 07/15/13	172	172
Series 2012-5 Class A1
0.336% due 08/15/13	161	161
Series 2012-6 Class A1
0.300% due 10/15/13	782	782
Santander US Debt SA Unipersonal
2.991% due 10/07/13 (Å)	400	401
SLM Corp.
0.513% due 06/17/13 (Ê)	150	195
SMART Trust
Series 2012-4US Class A1
0.290% due 10/14/13	79	79
Springleaf Finance Corp.
3.250% due 01/16/13	600	792
Tidewater Auto Receivables Trust
Series 2012-AA Class A1
0.640% due 11/15/13 (Þ)	427	427
United States Treasury Bills
0.068% due 02/07/13 (ç)(ž)	16,510	16,509
0.037% due 04/04/13 (ž)(§)	10	10
0.092% due 05/23/13 (§)	10	10
United States Treasury Inflation Indexed Bonds
0.625% due 04/15/13	460	459
UnitedHealth Group, Inc.
4.875% due 02/15/13	200	201
Volvo Group Treasury U.S. Inc
0.600% due 03/07/13 (ž)	1,800	1,798
Wachovia Corp.
5.500% due 05/01/13	490	498
Westlake Automobile Receivables Trust
Series 2012-1A Class A1
0.426% due 09/16/13 (Þ)	929	929

Total Short-Term Investments (cost $191,560)		191,732

	Principal Amount ($) or Shares	Fair Value $
Repurchase Agreements - 2.8%
Agreement with Morgan Stanley Co., Inc. and State Street Bank (Tri-Party) of $19,200 dated December 31, 2012 at 0.250% to be repurchased at $19,200 on January 2, 2013 collateralized by: $16,039 par various United States Treasury Obligations, valued at $19,219.	19,200	19,200

Total Repurchase Agreements (cost $19,200)		19,200

Total Investments - 108.8% (identified cost $713,389)		735,549

Other Assets and Liabilities, Net - (8.8%)		(59,531)

Net Assets - 100.0%		676,018

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	87

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share and cost per unit amounts)

Restricted Securities

% of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Fair Value (000) $

0.7%
AbbVie, Inc.	11/16/12	400,000	100.69	403	405
Adam Aircraft Industries - Term Loan	05/22/07	48,786	114.22	56	—
Australia & New Zealand Banking Group, Ltd.	06/15/11	300,000	99.96	300	300
BNP Paribas SA	06/17/05	300,000	100.00	300	290
DG Funding Trust	11/04/03	49	10,537.11	516	360
Electricite de France SA	01/21/09	200,000	99.91	200	210
Enel Finance International NV	09/13/07	300,000	99.90	300	334
ING Bank NV	06/01/11	300,000	100.00	300	303
ING Bank NV	06/13/11	600,000	100.02	600	601
Intesa Sanpaolo SpA	02/14/11	200,000	100.00	200	200
Kraft Foods Group, Inc.	07/16/12	147,000	121.94	179	180
Royal Bank of Scotland Group PLC	11/05/07	300,000	99.53	299	284
Santander US Debt SA Unipersonal	09/27/10	400,000	100.00	400	401
Vivendi SA	04/03/12	200,000	100.00	200	204
Washington Mutual Mortgage Pass Through Certificates	04/01/05	70,898	167.62	119	—
Westpac Banking Corp.	08/12/10	700,000	102.92	720	734

					4,806

For a description of restricted securities see note 8 in the Notes to Financial Statements.

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Euribor Futures (Germany)	3	EUR	747	12/14	(1)
Euribor Futures (Germany)	1	EUR	249	03/15	—
Eurodollar Futures (CME)	51	USD	12,712	03/13	(1)
Eurodollar Futures (CME)	93	USD	23,090	06/15	(22)
Eurodollar Futures (CME)	16	USD	3,969	09/15	(4)
Eurodollar Futures (CME)	64	USD	15,858	12/15	(9)
Eurodollar Futures (CME)	17	USD	4,207	03/16	(3)
Eurodollar Futures (CME)	1	USD	247	06/16	—
Eurodollar Futures (CME)	1	USD	247	09/16	—
United States Treasury 2 Year Note Futures	177	USD	39,022	03/13	13
United States Treasury 5 Year Note Futures	169	USD	21,026	03/13	(5)
United States Treasury 10 Year Note Futures	59	USD	7,834	03/13	(19)
United States Treasury 30 Year Bond Futures	106	USD	15,635	03/13	(199)
United States Treasury Ultra Long-Term Bond Futures	2	USD	325	03/13	(6)

Short Positions
Canada Government 10 Year Bond Futures (Canada)	19	CAD	2,575	03/13	6
Euro-Bobl Futures (Germany)	23	EUR	2,940	03/13	(19)
Euro-Bund Futures (Germany)	1	EUR	146	03/13	(2)
Euro-OAT Futures (Germany)	15	EUR	2,042	03/13	(18)
United Kingdom Long Gilt Bond Futures (United Kingdom)	32	GBP	3,805	03/13	(10)
United States Treasury 5 Year Note Futures	28	USD	3,484	03/13	(1)
United States Treasury 10 Year Note Futures	82	USD	10,888	03/13	34
United States Treasury 30 Year Bond Futures	16	USD	2,360	03/13	19

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(247)

See accompanying notes which are an integral part of the financial statements.

88	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except contract amounts)

Options Written	Call/Put	Number of Contracts	Strike Price	Notional Amount		Expiration Date	Fair Value $

Inflationary Floor Options	Call	1	0.00	USD	810	11/23/20	(2)
Inflationary Floor Options	Put	1	0.00	USD	1,400	03/10/20	(3)
Inflationary Floor Options	Put	1	0.00	USD	1,000	03/12/20	(2)
Inflationary Floor Options	Put	1	0.00	USD	5,500	04/07/20	(11)
Inflationary Floor Options	Put	1	0.00	USD	300	09/29/20	—

Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 0.700%	Call	1	0.00		5,600	02/19/13	(2)
USD 1.100%/USD Three Month LIBOR	Put	2	0.00		300	01/21/13	—
USD 1.200%/USD Three Month LIBOR	Put	2	0.00		7,700	03/18/13	(7)
USD 1.200%/USD Three Month LIBOR	Put	1	0.00		1,400	03/18/13	(1)
USD 1.200%/USD Three Month LIBOR	Put	2	0.00		18,400	02/19/13	(6)
USD 1.200%/USD Three Month LIBOR	Put	1	0.00		1,800	07/11/13	—
USD 1.400%/USD Three Month LIBOR	Put	2	0.00		700	03/18/13	—
USD 1.650%/USD Three Month LIBOR	Put	1	0.00		500	03/18/13	(1)
USD 2.000%/USD Three Month LIBOR	Put	1	0.00		1,000	03/18/13	—
USD 2.250%/USD Three Month LIBOR	Put	1	0.00		2,700	05/28/13	—
United States Treasury 10 Year Note Futures	Call	11	135.00	USD	11	01/25/13	(1)
United States Treasury 10 Year Note Futures	Call	61	134.00	USD	61	02/22/13	(21)
United States Treasury 10 Year Note Futures	Put	11	131.50	USD	11	01/25/13	(2)
United States Treasury 10 Year Note Futures	Put	61	131.50	USD	61	02/22/13	(27)

Total Liability for Options Written (premiums received $296)							(86)

Transactions in options written contracts for the period ended December 31, 2012 were as follows:

	Number of Contracts	Premiums Received

Outstanding December 31, 2011	49	$752
Opened	744	768
Closed	(570)	(1,151)
Expired	(60)	(73)

Outstanding December 31, 2012	163	$296

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	89

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	GBP	272	USD	438	03/12/13	(4)
Barclays Bank PLC	USD	88	GBP	55	03/12/13	1
Barclays Bank PLC	USD	3,315	JPY	278,394	01/17/13	(101)
Barclays Bank PLC	CAD	148	USD	150	03/21/13	1
Barclays Bank PLC	EUR	3,410	USD	4,445	01/17/13	(57)
Barclays Bank PLC	EUR	12	USD	16	03/18/13	—
Barclays Bank PLC	JPY	230,000	USD	2,795	03/04/13	139
Citibank	EUR	5,095	USD	6,627	03/18/13	(102)
Credit Suisse International	EUR	3,410	USD	4,443	01/17/13	(58)
Deutsche Bank AG	EUR	281	JPY	31,922	01/17/13	(2)
Deutsche Bank AG	JPY	63,747	USD	777	01/17/13	41
Goldman Sachs	USD	1,640	JPY	137,152	01/17/13	(57)
Goldman Sachs	USD	1,691	JPY	141,788	01/17/13	(54)
Goldman Sachs	USD	6,780	JPY	568,746	01/17/13	(216)
Goldman Sachs	EUR	4,143	USD	5,399	01/17/13	(70)
HSBC Bank PLC	USD	100	BRL	206	02/04/13	—
HSBC Bank PLC	USD	627	BRL	1,295	02/04/13	3
JPMorgan Chase Bank	USD	3,622	CHF	3,373	02/01/13	68
JPMorgan Chase Bank	USD	1,380	COP	2,538,154	02/01/13	54
JPMorgan Chase Bank	USD	4,808	GBP	2,998	02/01/13	62
JPMorgan Chase Bank	USD	1,261	KRW	1,398,959	02/01/13	43
JPMorgan Chase Bank	USD	2,569	KRW	2,832,190	02/01/13	71
JPMorgan Chase Bank	USD	19	MXN	246	02/01/13	—
JPMorgan Chase Bank	USD	1,009	MXN	13,208	02/01/13	10
JPMorgan Chase Bank	USD	1,324	MYR	4,070	02/04/13	4
JPMorgan Chase Bank	USD	2,484	MYR	7,639	02/04/13	8
JPMorgan Chase Bank	USD	2,493	NOK	14,345	02/01/13	85
JPMorgan Chase Bank	USD	2,521	NOK	14,591	02/01/13	101
JPMorgan Chase Bank	USD	2,461	SEK	16,468	02/01/13	69
JPMorgan Chase Bank	USD	2,560	SEK	17,131	02/01/13	73
JPMorgan Chase Bank	USD	84	ZAR	750	02/01/13	4
JPMorgan Chase Bank	USD	2,222	ZAR	19,580	02/01/13	78
JPMorgan Chase Bank	AUD	1,740	USD	1,785	02/01/13	(18)
JPMorgan Chase Bank	AUD	13,259	USD	13,615	02/01/13	(125)
JPMorgan Chase Bank	BRL	1,264	USD	614	02/01/13	—
JPMorgan Chase Bank	BRL	2,882	USD	1,403	02/01/13	1
JPMorgan Chase Bank	CAD	2,538	USD	2,555	02/01/13	5
JPMorgan Chase Bank	CLP	734,037	USD	1,510	02/01/13	(18)
JPMorgan Chase Bank	COP	4,434,486	USD	2,404	02/01/13	(101)
JPMorgan Chase Bank	CZK	38,617	USD	1,992	02/01/13	(40)
JPMorgan Chase Bank	EUR	39	USD	51	02/01/13	(1)
JPMorgan Chase Bank	EUR	4,984	USD	6,439	02/01/13	(142)
JPMorgan Chase Bank	IDR	32,742,358	USD	3,356	02/01/13	(30)
JPMorgan Chase Bank	JPY	6,493	USD	81	02/01/13	6
JPMorgan Chase Bank	JPY	164,208	USD	2,062	02/01/13	165
JPMorgan Chase Bank	MXN	19,658	USD	1,502	02/01/13	(15)
JPMorgan Chase Bank	NOK	14,539	USD	2,516	02/01/13	(97)
JPMorgan Chase Bank	NZD	1,262	USD	1,033	02/01/13	(8)
JPMorgan Chase Bank	NZD	1,988	USD	1,610	02/01/13	(30)
JPMorgan Chase Bank	NZD	9,080	USD	7,393	02/01/13	(97)
JPMorgan Chase Bank	PEN	1,285	USD	495	02/01/13	(8)
JPMorgan Chase Bank	PEN	3,956	USD	1,520	02/01/13	(27)
JPMorgan Chase Bank	PLN	7,676	USD	2,377	02/01/13	(95)

See accompanying notes which are an integral part of the financial statements.

90	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

JPMorgan Chase Bank	PLN	9,018	USD	2,776	02/01/13	(128)
JPMorgan Chase Bank	RUB	44,429	USD	1,394	02/01/13	(53)
JPMorgan Chase Bank	SGD	3,120	USD	2,549	02/01/13	(5)
JPMorgan Chase Bank	TRY	2,648	USD	1,450	02/01/13	(29)
Morgan Stanley & Co., Inc.	USD	990	MXN	13,065	03/26/13	13
Royal Bank of Canada	CAD	5,097	USD	5,162	03/21/13	46
Royal Bank of Scotland PLC	EUR	999	JPY	113,490	01/17/13	(9)
Royal Bank of Scotland PLC	EUR	15	USD	20	03/18/13	—
UBS AG	USD	100	BRL	206	02/04/13	—
UBS AG	USD	100	BRL	205	02/04/13	—
UBS AG	USD	5,039	CAD	4,976	01/17/13	(38)
UBS AG	USD	47	JPY	3,947	01/17/13	(1)
UBS AG	USD	100	MXN	1,298	04/03/13	—
UBS AG	CAD	4,973	USD	5,035	01/17/13	37
UBS AG	EUR	84	USD	111	03/18/13	—
UBS AG	GBP	3,105	SEK	32,888	01/17/13	12
UBS AG	JPY	560,698	USD	6,784	01/17/13	311
Westpac Banking Corp.	EUR	5,095	USD	6,599	03/18/13	(130)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(455)

Index Swap Contracts
Fund Receives Underlying Security	Counterparty	Notional Amount		Terms	Termination Date	Fair Value $

Barclays Capital U.S. Aggregate Bond Index	Bank of America	USD	5,145	1 Month LIBOR plus 0.100%	02/28/13	(8)
Barclays Capital U.S. Aggregate Bond Index	Barclays Bank PLC	USD	15,292	1 Month LIBOR	07/01/13	(24)
Barclays Capital U.S. Aggregate Bond Index	Barclays Bank PLC	USD	15,074	1 Month LIBOR plus 0.200%	09/01/13	(26)
Barclays Capital U.S. Aggregate Bond Index	Barclays Bank PLC	USD	5,025	1 Month LIBOR plus 0.166%	09/01/13	(8)
Barclays Capital U.S. Aggregate Bond Index	Barclays Bank PLC	USD	10,049	1 Month LIBOR plus 0.140%	09/01/13	(17)
Barclays Capital U.S. Aggregate Bond Index	Barclays Bank PLC	USD	15,053	1 Month LIBOR plus 0.140%	10/01/13	(25)

Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $— (å)						(108)

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	91

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Fair Value $

Bank of America	MXN	1,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	1
Barclays Bank	MXN	700	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	1
Barclays Bank	MXN	5,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	4
Barclays Bank	USD	425	Three Month LIBOR	2.481%	11/15/27	(4)
Barclays Bank	USD	425	Three Month LIBOR	2.417%	11/15/27	—
Citibank	USD	850	Three Month LIBOR	2.714%	08/15/42	2
HSBC	MXN	1,300	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	1
HSBC	MXN	1,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	1
JPMorgan	USD	5,000	1.311%	Three Month LIBOR	10/24/19	35
JPMorgan	HKD	19,850	Three Month LIBOR	1.311%	10/25/19	(21)
JPMorgan	SGD	3,150	Singapore Swap Offer Rate	1.501%	10/30/19	(17)
JPMorgan	USD	5,000	1.501%	Three Month LIBOR	10/26/20	37
Morgan Stanley	USD	15,500	1.500%	Three Month LIBOR	03/18/16	118
Morgan Stanley	USD	3,400	1.000%	Federal Fund Effective Rate - 1 Year	10/15/17	—
Morgan Stanley	MXN	38,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	28
Morgan Stanley	USD	1,800	1.000%	Twelve Month LIBOR	10/15/17	—
Morgan Stanley	MXN	500	6.350%	Mexico Interbank 28 Day Deposit Rate	06/02/21	2

Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $95 (å)						188

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Fair Value $

Bank of America Corp.	Deutsche Bank	0.465%	USD	400	1.000%		09/20/14	4
Berkshire Hathaway Inc.	JPMorgan	1.168%	USD	1,400	1.000%		12/20/17	(10)
GE Capital Corp.	Citibank	0.220%	USD	200	4.000%		12/20/13	7
GE Capital Corp.	Deutsche Bank	0.220%	USD	100	4.900%		12/20/13	5
MetLife, Inc.	Barclays Bank	1.556%	USD	1,200	1.000%		12/20/17	(32)

Total Fair Value on Open Corporate Issues Premiums Paid (Received) - ($74)								(26)

Credit Indices
Reference Entity	Counterparty		Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Fair Value $
CMBX AJ Index	Bank of America		USD	1,200	0.080%		12/13/49	(51)
CMBX AJ Index	Deutsche Bank		USD	200	0.080%		12/13/49	(8)
CMBX AJ Index	JPMorgan		USD	400	0.080%		12/13/49	(17)
Dow Jones CDX Index	Barclays Bank		USD	800	5.000%		06/20/15	63
Dow Jones CDX Index	Credit Suisse		USD	9,800	(1.000%	)	06/20/17	(69)
Dow Jones CDX Index	Deutsche Bank		USD	900	5.000%		06/20/15	70
Dow Jones CDX Index	JPMorgan		USD	3,000	1.000%		12/20/17	9
Dow Jones CDX Index	JPMorgan		USD	386	0.553%		12/20/17	7
Dow Jones CDX Index	JPMorgan		USD	4,200	1.000%		12/20/17	12
Dow Jones CDX Index	Morgan Stanley		USD	13,200	(1.000%	)	12/20/17	(33)
Dow Jones CDX Index	Morgan Stanley		USD	800	5.000%		06/20/15	63
Dow Jones CDX Index	Pershing		USD	193	0.548%		12/20/17	3

Total Fair Value on Open Credit Indices Premiums Paid (Received) - ($34)								49

See accompanying notes which are an integral part of the financial statements.

92	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands

Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Fair Value $

Australia Commonwealth Government Bond	Bank of America	0.370%	USD	500	1.000%	06/20/17	14
Australia Commonwealth Government Bond	UBS	0.370%	USD	100	1.000%	06/20/17	3
Brazil Government International Bond	Barclays Bank	0.604%	USD	500	1.000%	06/20/15	5
Brazil Government International Bond	Deutsche Bank	0.604%	USD	1,000	1.000%	06/20/15	10
Brazil Government International Bond	Goldman Sachs	0.604%	USD	500	1.000%	06/20/15	5
Brazil Government International Bond	HSBC	0.648%	USD	100	1.000%	09/20/15	1
Brazil Government International Bond	JPMorgan	0.648%	USD	100	1.000%	09/20/15	1
Brazil Government International Bond	Barclays Bank	0.684%	USD	700	1.000%	12/20/15	7
Brazil Government International Bond	Bank of America	0.715%	USD	500	1.000%	03/20/16	5
Brazil Government International Bond	Credit Suisse	0.771%	USD	200	1.000%	06/20/16	2
China Government International Bond	Barclays Bank	0.376%	USD	600	1.000%	06/20/16	13
Germany Government International Bond	Bank of America	0.347%	USD	1,100	0.250%	06/20/17	(5)
Japan Government International Bond	Bank of America	0.458%	USD	100	1.000%	03/20/16	2
Japan Government International Bond	Bank of America	0.458%	USD	200	1.000%	03/20/16	4
Japan Government International Bond	JPMorgan	0.458%	USD	700	1.000%	03/20/16	13
Japan Government International Bond	Goldman Sachs	0.507%	USD	200	1.000%	06/20/16	4
Mexico Government International Bond	HSBC	0.619%	USD	500	1.000%	03/20/16	7
Mexico Government International Bond	Goldman Sachs	0.840%	USD	100	1.000%	06/20/17	1
Mexico Government International Bond	HSBC	1.274%	USD	500	1.000%	03/20/21	(8)
Russia Government International Bond	Citibank	0.839%	USD	700	1.000%	03/20/16	3
United Kingdom Gilt	JPMorgan	0.188%	USD	200	1.000%	03/20/15	4
United Kingdom Gilt	Deutsche Bank	0.230%	USD	200	1.000%	03/20/16	5
United Kingdom Gilt	Bank of America	0.253%	USD	200	1.000%	06/20/16	5
United Kingdom Gilt	Citibank	0.253%	USD	200	1.000%	06/20/16	5
United Kingdom Gilt	Morgan Stanley	0.253%	USD	400	1.000%	06/20/16	11
United Kingdom Gilt	UBS	0.253%	USD	400	1.000%	06/20/16	11
United Kingdom Gilt	Citibank	0.291%	USD	900	1.000%	12/20/16	26

Total Fair Value on Open Sovereign Issues Premiums Paid (Received) - ($40)							154

Total Fair Value on Open Credit Default Swap Contracts Premiums Paid (Received) - ($148) (å)							177

Presentation of Portfolio Holdings — December 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Investments
Asset-Backed Securities	$—	$36,331	$317	$36,648	5.4
Corporate Bonds and Notes	—	83,724	1,976	85,700	12.7
International Debt	—	33,937	465	34,402	5.1
Loan Agreements	—	2,806	—	2,806	0.4
Mortgage-Backed Securities	—	204,324	3,200	207,524	30.7
Municipal Bonds	—	15,361	—	15,361	2.3
Non-US Bonds	—	49,745	289	50,034	7.4
United States Government Agencies	—	6,160	—	6,160	0.9
United States Government Treasuries	—	85,309	—	85,309	12.6
Common Stocks	310	—	—	310	—	*
Preferred Stocks	—	—	360	360	0.1
Options Purchased	3	—	—	3	—	*

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	93

Russell Investment Funds

Core Bond Fund

Presentation of Portfolio Holdings, continued — December 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Short-Term Investments	$—	$191,555	$177	$191,732	28.4
Repurchase Agreements	—	19,200	—	19,200	2.8

Total Investments	313	728,452	6,784	735,549	108.8

Other Assets and Liabilities, Net					(8.8)

					100.0

Other Financial Instruments
Futures Contracts	(247)	—	—	(247)	(—	) *
Options Written	(50)	(18)	(18)	(86)	(—	) *
Foreign Currency Exchange Contracts	—	(455)	—	(455)	(0.1)
Index Swap Contracts	—	(108)	—	(108)	(—	) *
Interest Rate Swap Contracts	—	93	—	93	—	*
Credit Default Swap Contracts	—	325	—	325	—	*

Total Other Financial Instruments**	$(297)	$(163)	$(18)	$(478)

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2012, see note 2 in the Notes to Financial Statements.

A reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ended December 31, 2012 were as follows:

Category and Subcategory	Beginning Balance 12/31/2011	Gross Purchases	Gross Sales	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Net Transfers into Level 3	Net Transfers out of Level 3	Net change in Unrealized Appreciation/ (Depreciation)	Ending Balance at 12/31/2012	Net change in Unrealized Appreciation/ (Depreciation) on Investments held as of 12/31/2012

Long-Term Investments
Asset Backed Securities	$—	$310	$—	$—	$—	$—	$—	$7	$317	$7
Corporate Bonds and Notes	2,995	1,045	2,077	14	73	—	30	(44)	1,976	59
International Debt	750	500	820	(2)	105	—	—	(68)	465	(1)
Mortgage-Backed Securities	4,431	3,176	4,389	—	6	—	—	(24)	3,200	(23)
Non-US	—	661	389	—	8	—	—	9	289	9
Preferred Stocks	368	—	—	—	—	—	—	(8)	360	(8)
Short-Term Investments	61	230	115	1	—	—	—	0	177	1

Total Investments	8,605	5,922	7,790	13	192	—	30	(128)	6,784	44

Other Financial Instruments
Options Written	(37)	—	—	—	—	—	—	19	(18)	19
Interest Rate Swap Contracts	26	—	—	—	—	—	—	(26)	—	—
Credit Default Swap Contracts	(378)	—	—	—	—	—	—	378	—	—

Total Other Financial Instruments	(389)	—	—	—	—	—	—	371	(18)	19

See accompanying notes which are an integral part of the financial statements.

94	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Fair Value of Derivative Instruments — December 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$—	$—	$3
Unrealized appreciation on foreign currency exchange contracts	—	1,511	—
Daily variation margin on futures contracts**	—	—	72
Interest rate swap contracts, at fair value	—	—	230
Credit default swap contracts, at fair value	410	—	—

Total	$410	$1,511	$305

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts**	$—	$—	$319
Unrealized depreciation on foreign currency exchange contracts	—	1,966	—
Options written, at fair value	—	—	86
Index swap contracts, at fair value	—	—	108
Interest rate swap contracts, at fair value	—	—	42
Credit default swap contracts, at fair value	233	—	—

Total	$233	$1,966	$555

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Operations - Net realized gain (loss)
Investments***	$—	$—	$2
Futures contracts	—	—	2,307
Options written	—	—	1,005
Index swap contracts	—	—	442
Interest rate swap contracts	—	—	(19)
Credit default swap contracts	(1,857)	—	—
Foreign currency-related transactions****	—	(1,275)	—

Total	$(1,857)	$(1,275)	$3,737

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$—	$—	$(8)
Futures contracts	—	—	(971)
Options written	—	—	(337)
Index swap contracts	—	—	(108)
Interest rate swap contracts	—	—	(17)
Credit default swap contracts	1,344	—	—
Foreign currency-related transactions******	—	(725)	—

Total	$1,344	$(725)	$(1,441)

*	Market value of purchased options.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments.
Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
***	Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
****	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*****	Includes net change in unrealized appreciation/depreciation on purchased options as reported in Schedule of Investments.
******	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	95

Russell Investment Funds

Core Bond Fund

Statement of Assets and Liabilities — December 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$713,389
Investments, at fair value******	735,549
Cash	406
Cash (restricted)(a)(b)	927
Foreign currency holdings*	285
Unrealized appreciation on foreign currency exchange contracts	1,511
Receivables:
Dividends and interest	3,522
Dividends from affiliated Russell funds	14
Investments sold	6,307
Fund shares sold	459
Daily variation margin on futures contracts	1,026
Other receivable	1
Interest rate swap contracts, at fair value****	230
Credit default swap contracts, at fair value***	410

Total assets	750,647

Liabilities
Payables:
Due to broker(c)	518
Investments purchased	70,955
Fund shares redeemed	45
Accrued fees to affiliates	317
Other accrued expenses	197
Daily variation margin on futures contracts	162
Unrealized depreciation on foreign currency exchange contracts	1,966
Options written, at fair value**	86
Index swap contracts, at fair value	108
Interest rate swap contracts, at fair value****	42
Credit default swap contracts, at fair value***	233

Total liabilities	74,629

Net Assets	$676,018

See accompanying notes which are an integral part of the financial statements.

96	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Statement of Assets and Liabilities, continued — December 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$122
Accumulated net realized gain (loss)	2,082
Unrealized appreciation (depreciation) on:
Investments	22,160
Futures contracts	(247)
Options written	210
Index swap contracts	(108)
Interest rate swap contracts	93
Credit default swap contracts	325
Foreign currency-related transactions	(438)
Other investments	1
Shares of beneficial interest	626
Additional paid-in capital	651,192

Net Assets	$676,018

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$10.81
Net assets	$676,018,041
Shares outstanding ($.01 par value)	62,551,938
Amounts in thousands

* Foreign currency holdings — cost	$288
** Premiums received on options written	$296
*** Credit default swap contracts — premiums paid (received)	$(148)
**** Interest rate swap contracts — premiums paid (received)	$95
****** Investments in affiliates, Russell U.S. Cash Management Fund	$134,139
(a) Cash Collateral for Futures	$440
(b) Cash Collateral for Swaps	$487
(c) Due to Broker for Swaps	$518

(#)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	97

Russell Investment Funds

Core Bond Fund

Statement of Operations — For the Period Ended December 31, 2012

Amounts in thousands
Investment Income
Dividends	$14
Dividends from affiliated Russell funds	136
Interest	18,130
Securities lending income	9

Total investment income	18,289

Expenses
Advisory fees	3,379
Administrative fees	307
Custodian fees	346
Transfer agent fees	27
Professional fees	175
Trustees’ fees	16
Printing fees	125
Miscellaneous	35

Expenses before reductions	4,410
Expense reductions	(346)

Net expenses	4,064

Net investment income (loss)	14,225

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	14,494
Futures contracts	2,307
Options written	1,005
Index swap contracts	442
Interest rate swap contracts	(19)
Credit default swap contracts	(1,857)
Foreign currency-related transactions	(1,096)

Net realized gain (loss)	15,276

Net change in unrealized appreciation (depreciation) on:
Investments	18,682
Futures contracts	(971)
Options written	(337)
Index swap contracts	(108)
Interest rate swap contracts	(17)
Credit default swap contracts	1,344
Investment matured	894
Foreign currency-related transactions	(696)
Other investments	(1)

Net change in unrealized appreciation (depreciation)	18,790

Net realized and unrealized gain (loss)	34,066

Net Increase (Decrease) in Net Assets from Operations	$48,291

See accompanying notes which are an integral part of the financial statements.

98	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$14,225	$16,784
Net realized gain (loss)	15,276	9,487
Net change in unrealized appreciation (depreciation)	18,790	(2,899)

Net increase (decrease) in net assets from operations	48,291	23,372

Distributions
From net investment income	(14,526)	(16,396)
From net realized gain	(16,006)	(9,204)

Net decrease in net assets from distributions	(30,532)	(25,600)

Share Transactions*
Net increase (decrease) in net assets from share transactions	112,651	75,878
Fund Reimbursements	—	60

Total Net Increase (Decrease) in Net Assets	130,410	73,710

Net Assets
Beginning of period	545,608	471,898

End of period	$676,018	$545,608

Undistributed (overdistributed) net investment income included in net assets	$122	$1,403

*	Share transaction amounts (in thousands) for the periods ended December 31, 2012 and December 31, 2012 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	11,229	$121,112	9,039	$95,798
Proceeds from reinvestment of distributions	2,840	30,526	2,442	25,606
Payments for shares redeemed	(3,608)	(38,987)	(4,286)	(45,526)

Total increase (decrease)	10,461	$112,651	7,195	$75,878

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	99

Russell Investment Funds

Core Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
December 31, 2012	10.47	.25	.61	.86	(.25)	(.27)	(.52)
December 31, 2011	10.51	.35	.14	.49	(.34)	(.19)	(.53)
December 31, 2010	10.20	.37	.63	1.00	(.40)	(.29)	(.69)
December 31, 2009	9.33	.44	1.02	1.46	(.46)	(.13)	(.59)
December 31, 2008	10.32	.47	(.86)	(.39)	(.39)	(.21)	(.60)

See accompanying notes which are an integral part of the financial statements.

100	Core Bond Fund

$ Net Asset Value, End of Period	% Total Return(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Net Investment Income to Average Net Assets(b)	% Portfolio Turnover Rate
10.81	8.38	676,018	.72	.66	2.32	192
10.47	4.68	545,608	.72	.65	3.29	203
10.51	10.02	471,898	.75	.68	3.48	195
10.20	16.18	400,569	.73	.66	4.49	151
9.33	(3.87)	319,109	.77	.70	4.70	164

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	101

Russell Investment Funds

Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

Global Real Estate Securities Fund
	Total Return
1 Year	27.56%
5 Years	3.54	%§
10 Years	11.01	%§

FTSE EPRA/NAREIT Developed Real Estate Index (net)**
	Total Return
1 Year	27.73%
5 Years	0.32	%§
10 Years	N/A

102	Global Real Estate Securities Fund

Russell Investment Funds

Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

The Global Real Estate Securities Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of December 31, 2012, the Fund had three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2012?

For the fiscal year ended December 31, 2012, the Global Real Estate Securities Fund gained 27.56%. This is compared to the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index (Net), which gained 27.73% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2012, the Lipper® Global Real Estate Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 28.17%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Macro-economic news remained the dominant driver of the sector’s performance, generally overwhelming the impact of company and property level fundamentals. The fiscal year was characterized by shifting investor sentiment, as market conditions alternated between an environment of risk aversion and an atmosphere favoring higher risk companies.

Early 2012 was host to an improvement in investor sentiment, as European debt concerns were partially mitigated by the European Central Bank’s long-term refinancing operation, while fears over an economic slowdown in Asia were alleviated by solid economic data and monetary easing. The market environment shifted to favor economically sensitive, cyclical stocks, while the more defensive segment of the market underperformed. In this environment, Fund performance trailed relative to the benchmark, as the money managers’ quality bias was not rewarded. Performance was challenged in Asia, particularly within the sentiment-driven Hong Kong developer sector, where the most volatile, highest risk companies rallied strongly in the early months of 2012.

The middle portion of the fiscal year saw a cooling of market sentiment through May and June, before expectations of widespread central bank support restored investor confidence in July. Although the Fund benefited from its regional allocations, with an overweight to Asia and an underweight to North America, stock selection was once again challenged by the decoupling of performance from company and property fundamentals. Fund performance was modestly under benchmark during the second and third quarters of 2012.

Global property securities then continued on a positive trajectory through the final months of the fiscal year, as the Asian and European property sectors continued to outperform relative to the North American market. The Fund outperformed its benchmark during this period, driven by strong stock selection in Asia. As the Japanese property sector rallied toward the end of the fiscal year, supported by expectations of inflation targeting, the Fund’s overweight positions in several blue chip Japanese stocks were beneficial. Out-of-index exposure to several Chinese property companies was also a positive contributor to performance late in the year.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

At the composite Fund level, stock selection was neutral, as effective stock picking within Europe and Canada was offset by weaker selection in Hong Kong and the U.S. Regional allocation had a slightly positive effect on performance, due to out-of-index exposure to the strongly performing Chinese market. With respect to property type, overweight exposure to the U.S. residential sector detracted from performance, while stock selection in the office sector was beneficial.

AEW Capital Management, L.P. (“AEW”) outperformed the Fund’s benchmark for the fiscal year. AEW utilizes a value-oriented strategy that integrates quantitative analysis with property and capital markets expertise. Security selection drove outperformance, with particularly strong selection in Canada and Europe that was partially offset by ineffective selection in Australia. An underweight to North America, in addition to out-of-index exposure to China and Brazil, benefited performance. Sector allocation had a marginally negative impact on performance, as the positive contribution of an underweight to the health care sector was offset by the negative effect of an overweight to self storage.

Cohen & Steers Capital Management, Inc. (“Cohen”) underperformed the Fund’s benchmark for the fiscal year. Cohen invests in a portfolio of companies that it believes are mispriced relative to net asset value and cash flow estimates. Cohen seeks to generate excess returns through a combination of bottom-up stock selection and top-down regional allocation decisions. Ineffective stock selection in Asia and North America detracted from performance during the fiscal year. A substantial portion of Cohen’s underperformance can be tied to several large active positions in Hong Kong-listed property development companies. With respect to sector allocation, overweight positions in residential and lodging detracted from performance.

Global Real Estate Securities Fund	103

Russell Investment Funds

Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

INVESCO Advisers, Inc. (“Invesco”) outperformed the Fund’s benchmark for the fiscal year. Invesco manages a broadly diversified portfolio with a focus on companies that it believes are operating in the most attractive markets with quality assets, strong management teams and sound balance sheets. Invesco’s investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. Security selection was the key driver of outperformance, with positive contributions from selection within Continental Europe, the United Kingdom and Japan. Sector allocation had a marginally negative effect on performance due to an overweight to the U.S. residential sector.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Money Managers as of December 31, 2012	Styles
AEW Capital Management, L.P.	Value
Cohen & Steers Capital Management, Inc.	Market-Oriented
INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Funds (“RIF”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	Assumes initial investment on January 1, 2002.

**	FTSE EPRA/NAREIT Developed Real Estate Index (net) is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation. FTSE EPRA/NAREIT Developed Real Estate Index (net) is designed to represent general trends in eligible listed real estate stocks worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The index also includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

104	Global Real Estate Securities Fund

Russell Investment Funds

Global Real Estate Securities Fund

Shareholder Expense Example — December 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fees and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2012	$1,000.00	$1,000.00
Ending Account Value
December 31, 2012	$1,117.80	$1,020.31
Expenses Paid During Period*	$5.11	$4.88

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Global Real Estate Securities Fund	105

Russell Investment Funds

Global Real Estate Securities Fund

Schedule of Investments — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 94.5%
Australia - 8.2%
BGP Holdings PLC (Å)(Æ)	926,311	—
Centro Retail Australia (ö)	1,643,994	3,892
CFS Retail Property Trust Group (ö)	1,889,596	3,786
Charter Hall Retail REIT (ö)	215,582	845
Dexus Property Group (ö)	4,431,747	4,699
FKP Property Group (Ñ)	128,628	153
Goodman Group (ö)	692,770	3,152
GPT Group (ö)	1,709,627	6,606
Mirvac Group Class REIT (ö)	2,271,695	3,540
Stockland (ö)	1,639,040	6,043
Westfield Group (ö)	1,449,102	15,991
Westfield Retail Trust (ö)	329,227	1,036

		49,743

Austria - 0.1%
Conwert Immobilien Invest SE (Æ)	48,070	622

Brazil - 0.2%
Multiplan Empreendimentos Imobiliarios SA	34,800	1,027

Canada - 3.6%
Allied Properties Real Estate Investment Trust (ö)	40,800	1,354
Boardwalk Real Estate Investment Trust (ö)	58,112	3,770
Brookfield Office Properties, Inc. (Ñ)	301,827	5,136
Canadian Apartment Properties REIT (ö)	60,200	1,507
Chartwell Seniors Housing Real Estate Investment Trust (ö)	172,364	1,884
Dundee Real Estate Investment Trust (ö)	39,100	1,471
First Capital Realty, Inc. Class A	28,000	530
Primaris Retail Real Estate Investment Trust (ö)	74,462	2,014
RioCan Real Estate Investment Trust (ö)	155,912	4,319

		21,985

China - 0.3%
China Resources Land, Ltd.	142,000	390
Guangzhou R&F Properties Co., Ltd. (Ñ)	548,848	927
Sino-Ocean Land Holdings, Ltd.	467,000	357

		1,674

Finland - 0.2%
Citycon OYJ	117,900	401
Sponda OYJ	211,000	1,006

		1,407

France - 3.6%
Gecina SA (ö)	12,609	1,407
Klepierre - GDR (ö)	103,847	4,186
Mercialys SA (ö)	24,173	549
Societe Immobiliere de Location pour l’Industrie et le Commerce (ö)	8,845	971
Unibail-Rodamco SE (ö)	59,308	14,520

		21,633

	Principal Amount ($) or Shares	Fair Value $
Germany - 0.9%
Deutsche Euroshop AG	11,100	464
Deutsche Wohnen AG	169,267	3,126
GSW Immobilien AG	51,585	2,180

		5,770

Hong Kong - 12.4%
Agile Property Holdings, Ltd. (Ñ)	1,290,000	1,847
Cheung Kong Holdings, Ltd.	55,000	851
Country Garden Holdings Co., Ltd. (Æ)	3,279,146	1,755
Hang Lung Properties, Ltd. - ADR	927,705	3,720
Henderson Land Development Co., Ltd.	682,109	4,859
Hongkong Land Holdings, Ltd.	1,478,608	10,398
Hysan Development Co., Ltd.	979,449	4,737
Kerry Properties, Ltd.	683,112	3,568
Link REIT (The) (ö)	1,052,017	5,262
New World Development Co., Ltd.	1,496,677	2,349
Shangri-La Asia, Ltd.	368,014	742
Shimao Property Holdings, Ltd. (Ñ)	1,148,197	2,208
Sino Land Co., Ltd.	1,937,000	3,508
Soho China, Ltd.	405,300	328
Sun Hung Kai Properties, Ltd.	1,166,391	17,603
Swire Properties, Ltd.	651,800	2,192
Wharf Holdings, Ltd.	1,196,951	9,471

		75,398

Italy - 0.0%
Beni Stabili SpA (ö)	487,600	288

Japan - 9.9%
Activia Properties, Inc. (ö)	253	1,584
Advance Residence Investment Corp. Class A (ö)	350	716
Frontier Real Estate Investment Corp. (Ñ)(ö)	68	593
GLP J (ö)	2,428	1,855
Industrial & Infrastructure Fund Investment Corp. Class A (Ñ)(ö)	43	321
Japan Logistics Fund, Inc. Class A (ö)	39	339
Japan Prime Realty Investment Corp. Class A (ö)	287	828
Japan Real Estate Investment Corp. Class A (ö)	362	3,550
Japan Retail Fund Investment Corp. (ö)	724	1,328
Kenedix Realty Investment Corp. Class A (ö)	366	1,273
Mitsubishi Estate Co., Ltd.	668,480	15,980
Mitsui Fudosan Co., Ltd.	608,496	14,866
Nippon Building Fund, Inc. Class A (ö)	346	3,567
Nomura Real Estate Holdings, Inc.	31,127	594
NTT Urban Development Corp.	1,720	1,662
Premier Investment Corp. Class A (ö)	84	310
Sumitomo Realty & Development Co., Ltd.	255,600	8,493
Tokyo Tatemono Co., Ltd. (Æ)	204,706	1,051
Tokyu Land Corp.	185,000	1,352

		60,262

106	Global Real Estate Securities Fund

Russell Investment Funds

Global Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Netherlands - 0.9%
Corio NV (ö)	81,663	3,715
Eurocommercial Properties NV (ö)	25,395	1,013
Vastned Retail NV (ö)	6,200	269
Wereldhave NV (ö)	4,400	284

		5,281

Norway - 0.3%
Norwegian Property ASA	1,307,255	2,014

Philippines - 0.3%
SM Prime Holdings, Inc.	4,260,551	1,716

Singapore - 5.3%
Ascendas Real Estate Investment Trust (ö)	525,121	1,029
CapitaCommercial Trust (Æ)(Ñ)(ö)	1,094,000	1,512
CapitaLand, Ltd.	2,166,143	6,647
CapitaMall Trust Class A (ö)	2,406,000	4,215
CapitaMalls Asia, Ltd.	2,522,969	4,058
CapitaRetail China Trust (ö)	346,700	469
City Developments, Ltd.	334,073	3,563
Global Logistic Properties, Ltd.	1,931,399	4,440
Keppel Land, Ltd.	624,697	2,088
Keppel REIT (Æ)(ö)	425,956	453
Perennial China Retail Trust (Æ)(Ñ)	2,148,000	998
Suntec Real Estate Investment Trust (Æ)(ö)	2,221,500	3,062

		32,534

Sweden - 1.0%
Castellum AB	141,512	2,012
Fabege AB	194,429	1,968
Hufvudstaden AB Class A	71,800	911
Wihlborgs Fastigheter AB	59,074	928

		5,819

Switzerland - 0.5%
PSP Swiss Property AG (Æ)	31,138	2,955

United Kingdom - 5.1%
Big Yellow Group PLC (ö)	130,133	748
British Land Co. PLC (ö)	457,555	4,254
Capital & Counties Properties PLC	147,200	580
Capital Shopping Centres Group PLC Class H (ö)	48,399	272
Derwent London PLC (ö)	134,061	4,609
Great Portland Estates PLC (ö)	470,404	3,757
Hammerson PLC (ö)	691,798	5,574
Land Securities Group PLC (ö)	593,889	8,030
Metric Property Investments PLC (ö)	10,317	17
Segro PLC (ö)	79,800	327
Shaftesbury PLC (ö)	172,678	1,608
Unite Group PLC	235,539	1,059

		30,835

	Principal Amount ($) or Shares	Fair Value $
United States - 41.7%
Acadia Realty Trust (ö)	50,488	1,266
Alexandria Real Estate Equities, Inc. (ö)	55,905	3,876
American Assets Trust, Inc. (ö)	73,734	2,060
American Campus Communities, Inc. (ö)	17,800	821
American Tower Corp. Class A (ö)	30,602	2,365
Apartment Investment & Management Co. Class A (ö)	92,713	2,509
AvalonBay Communities, Inc. (ö)	79,164	10,733
BioMed Realty Trust, Inc. (ö)	71,900	1,390
Boston Properties, Inc. (ö)	62,135	6,575
BRE Properties, Inc. Class A (ö)	34,362	1,747
Camden Property Trust (ö)	28,500	1,944
CBL & Associates Properties, Inc. (ö)	45,700	969
Colonial Properties Trust (ö)	57,349	1,226
CommonWealth REIT (ö)	70,918	1,123
Corporate Office Properties Trust (ö)	74,941	1,872
CubeSmart Class A (ö)	234,702	3,420
DCT Industrial Trust, Inc. (ö)	564,914	3,666
DDR Corp. (ö)	548,660	8,592
DiamondRock Hospitality Co. (ö)	106,160	955
Digital Realty Trust, Inc. (ö)	45,428	3,084
Douglas Emmett, Inc. (ö)	58,000	1,351
Duke Realty Corp. (ö)	158,298	2,196
DuPont Fabros Technology, Inc. (ö)	112,087	2,708
Education Realty Trust, Inc. Class A (ö)	80,353	855
EPR Properties (ö)	33,700	1,554
Equity Lifestyle Properties, Inc. Class A (ö)	32,774	2,205
Equity Residential (ö)	215,753	12,226
Essex Property Trust, Inc. (ö)	29,712	4,357
Extra Space Storage, Inc. (ö)	102,811	3,741
Federal Realty Investment Trust (ö)	22,300	2,320
First Potomac Realty Trust (ö)	89,598	1,108
Forest City Enterprises, Inc. Class A (Æ)	152,802	2,468
General Growth Properties, Inc. (ö)	213,029	4,229
HCP, Inc. (ö)	145,239	6,562
Health Care REIT, Inc. (ö)	92,684	5,680
Healthcare Realty Trust, Inc. (ö)	43,334	1,040
Hersha Hospitality Trust Class A (ö)	185,971	930
Highwoods Properties, Inc. (ö)	55,722	1,864
Home Properties, Inc. (ö)	24,690	1,514
Host Hotels & Resorts, Inc. (ö)	449,094	7,037
Hudson Pacific Properties, Inc. (ö)	29,300	617
Hyatt Hotels Corp. Class A (Æ)	43,712	1,686
Icad, Inc. (ö)	2,289	205
Kilroy Realty Corp. (ö)	102,355	4,849
Kimco Realty Corp. (ö)	110,117	2,127
Liberty Property Trust (ö)	82,095	2,937
Macerich Co. (The) (ö)	121,313	7,073
Mack-Cali Realty Corp. (ö)	51,278	1,339
Mid-America Apartment Communities, Inc. (ö)	22,524	1,458
National Retail Properties, Inc. (ö)	28,700	895
Omega Healthcare Investors, Inc. (ö)	59,800	1,426
Orient-Express Hotels, Ltd. Class A (Æ)	115,159	1,346
Pebblebrook Hotel Trust (ö)	58,405	1,349

Global Real Estate Securities Fund	107

Russell Investment Funds

Global Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Piedmont Office Realty Trust, Inc. Class A (ö)	78,400		1,416
Post Properties, Inc. (ö)	26,700		1,334
Prologis, Inc. (ö)	350,904		12,805
Public Storage (ö)	62,670		9,085
Regency Centers Corp. (ö)	59,720		2,814
Retail Opportunity Investments Corp. (Ñ)(ö)	138,297		1,779
Retail Properties of America, Inc. Class A (ö)	46,500		557
RLJ Lodging Trust (ö)	49,400		957
Select Income REIT (ö)	12,200		302
Senior Housing Properties Trust (ö)	43,397		1,026
Simon Property Group, Inc. (ö)	194,137		30,688
SL Green Realty Corp. (ö)	50,650		3,882
Starwood Hotels & Resorts Worldwide, Inc. (ö)	30,196		1,732
Strategic Hotels & Resorts, Inc. (Æ)(ö)	132,274		847
Tanger Factory Outlet Centers (ö)	9,945		340
UDR, Inc. (ö)	255,942		6,086
Ventas, Inc. (ö)	202,584		13,111
Vornado Realty Trust (ö)	127,843		10,238
Washington Real Estate Investment Trust (ö)	60,634		1,587

			254,031

Total Common Stocks (cost $446,324)			574,994

Short-Term Investments - 4.5%
United States - 4.5%
Russell U.S. Cash Management Fund	27,331,927	(¥)	27,332

Total Short-Term Investments (cost $27,332)			27,332

Other Securities - 1.4%
Russell U.S. Cash Collateral Fund (×)	8,408,318	(¥)	8,408

Total Other Securities (cost $8,408)			8,408

Total Investments - 100.4% (identified cost $482,064)			610,734

Other Assets and Liabilities, Net - (0.4%)			(2,374)

Net Assets - 100.0%			608,360

.

See accompanying notes which are an integral part of the financial statements.

108	Global Real Estate Securities Fund

Russell Investment Funds

Global Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands (except share and cost per unit amounts)

Restricted Securities

% of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Fair Value (000) $

0.0%
BGP Holdings PLC	08/06/09	926,311	—	—	—

For a description of restricted securities see note 8 in the Notes to Financial Statements.

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
ASX SPI 200 Index Futures (Australia)	16	AUD	1,847	03/13	12
Dow Jones US Real Estate Index Futures	85	USD	2,125	03/13	32
FTSE EPRA Europe Index Futures (France)	396	EUR	5,920	03/13	66
Hang Seng Index Futures (Hong Kong)	19	HKD	21,540	01/13	10
S&P TSE 60 Index Futures (Canada)	8	CAD	1,138	03/13	16
S&P Midcap 400 E-Mini Index Futures (Canada)	89	USD	9,061	03/13	106
SGX MSCI Singapore Index Futures	20	SGD	1,440	01/13	(3)
TOPIX Index Futures (Japan)	23	JPY	198,146	03/13	174

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					413

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Citibank	USD	309	AUD	300	03/20/13	1
Citibank	USD	1,187	EUR	900	03/20/13	2
Citibank	USD	387	HKD	3,000	03/20/13	—
Commonwealth Bank of Australia	USD	372	AUD	355	03/20/13	(5)
Commonwealth Bank of Australia	USD	238	CAD	235	03/20/13	(2)
Commonwealth Bank of Australia	USD	1,726	EUR	1,322	03/20/13	20
Commonwealth Bank of Australia	USD	525	HKD	4,067	03/20/13	—
Commonwealth Bank of Australia	USD	412	JPY	34,127	03/21/13	(19)
Commonwealth Bank of Australia	USD	225	SGD	275	03/20/13	—
Deutsche Bank AG	USD	372	AUD	355	03/20/13	(5)
Deutsche Bank AG	USD	238	CAD	235	03/20/13	(2)
Deutsche Bank AG	USD	1,726	EUR	1,322	03/20/13	20
Deutsche Bank AG	USD	525	HKD	4,067	03/20/13	—
Deutsche Bank AG	USD	412	JPY	34,127	03/21/13	(19)
Deutsche Bank AG	USD	225	SGD	275	03/20/13	—
JPMorgan Chase Bank	USD	372	AUD	355	03/20/13	(5)
JPMorgan Chase Bank	USD	238	CAD	235	03/20/13	(2)
JPMorgan Chase Bank	USD	265	EUR	200	03/20/13	(1)
JPMorgan Chase Bank	USD	523	EUR	400	03/20/13	5
JPMorgan Chase Bank	USD	1,726	EUR	1,322	03/20/13	20
JPMorgan Chase Bank	USD	525	HKD	4,067	03/20/13	—
JPMorgan Chase Bank	USD	412	JPY	34,127	03/21/13	(18)
JPMorgan Chase Bank	USD	225	SGD	275	03/20/13	—
Royal Bank of Scotland PLC	JPY	19,857	USD	231	01/08/13	2

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund	109

Russell Investment Funds

Global Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	USD	104	AUD	100	03/20/13	(1)
State Street Bank & Trust Co.	USD	105	AUD	100	03/20/13	(1)
State Street Bank & Trust Co.	USD	101	CAD	100	03/20/13	(1)
State Street Bank & Trust Co.	USD	101	CAD	100	03/20/13	(1)
State Street Bank & Trust Co.	USD	397	EUR	300	03/20/13	(1)
State Street Bank & Trust Co.	USD	31	HKD	240	01/03/13	—
State Street Bank & Trust Co.	USD	129	HKD	1,000	03/20/13	—
State Street Bank & Trust Co.	USD	129	HKD	1,000	03/20/13	—
State Street Bank & Trust Co.	USD	129	HKD	1,000	03/20/13	—
State Street Bank & Trust Co.	USD	119	JPY	10,000	03/21/13	(3)
State Street Bank & Trust Co.	USD	119	JPY	10,000	03/21/13	(4)
State Street Bank & Trust Co.	USD	121	JPY	10,000	03/21/13	(6)
State Street Bank & Trust Co.	USD	82	SGD	100	03/20/13	—
State Street Bank & Trust Co.	USD	82	SGD	100	03/20/13	—
State Street Bank & Trust Co.	AUD	17	HKD	137	01/03/13	—
State Street Bank & Trust Co.	AUD	39	JPY	3,469	01/07/13	—
State Street Bank & Trust Co.	AUD	57	JPY	5,038	01/08/13	—
State Street Bank & Trust Co.	EUR	5	USD	7	01/02/13	—
State Street Bank & Trust Co.	EUR	5	USD	7	01/03/13	—
State Street Bank & Trust Co.	HKD	1,606	AUD	200	01/02/13	—
State Street Bank & Trust Co.	HKD	588	USD	76	01/02/13	—
State Street Bank & Trust Co.	HKD	246	USD	32	01/03/13	—
State Street Bank & Trust Co.	HKD	666	USD	86	01/03/13	—
State Street Bank & Trust Co.	JPY	2,279	USD	26	01/07/13	—
State Street Bank & Trust Co.	JPY	4,737	USD	55	01/07/13	—
State Street Bank & Trust Co.	JPY	15,336	USD	178	01/07/13	1
State Street Bank & Trust Co.	JPY	9,091	USD	106	01/08/13	1
State Street Bank & Trust Co.	JPY	14,926	USD	174	01/08/13	1
Westpac Banking Corp.	USD	372	AUD	355	03/20/13	(5)
Westpac Banking Corp.	USD	238	CAD	235	03/20/13	(2)
Westpac Banking Corp.	USD	1,726	EUR	1,322	03/20/13	20
Westpac Banking Corp.	USD	525	HKD	4,067	03/20/13	—
Westpac Banking Corp.	USD	412	JPY	34,127	03/21/13	(18)
Westpac Banking Corp.	USD	225	SGD	275	03/20/13	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(28)

See accompanying notes which are an integral part of the financial statements.

110	Global Real Estate Securities Fund

Russell Investment Funds

Global Real Estate Securities Fund

Presentation of Portfolio Holdings — December 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$49,743	$—	$49,743	8.2
Austria	—	622	—	622	0.1
Brazil	—	1,027	—	1,027	0.2
Canada	21,985	—	—	21,985	3.6
China	—	1,674	—	1,674	0.3
Finland	—	1,407	—	1,407	0.2
France	—	21,633	—	21,633	3.6
Germany	—	5,770	—	5,770	0.9
Hong Kong	—	75,398	—	75,398	12.4
Italy	—	288	—	288	—	*
Japan	1,855	58,407	—	60,262	9.9
Netherlands	—	5,281	—	5,281	0.9
Norway	—	2,014	—	2,014	0.3
Philippines	—	1,716	—	1,716	0.3
Singapore	—	32,534	—	32,534	5.3
Sweden	—	5,819	—	5,819	1.0
Switzerland	—	2,955	—	2,955	0.5
United Kingdom	—	30,835	—	30,835	5.1
United States	253,826	205	—	254,031	41.7
Short-Term Investments	—	27,332	—	27,332	4.5
Other Securities	—	8,408	—	8,408	1.4

Total Investments	277,666	333,068	—	610,734	100.4

Other Assets and Liabilities, Net					(0.4)

					100.0

Other Financial Instruments
Futures Contracts	413	—	—	413	0.1
Foreign Currency Exchange Contracts	—	(28)	—	(28)	(—	)*

Total Other Financial Instruments**	$413	$(28)	$—	$385

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund	111

Russell Investment Funds

Global Real Estate Securities Fund

Fair Value of Derivative Instruments — December 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$93
Daily variation margin on futures contracts*	416	—

Total	$416	$93

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$121
Daily variation margin on futures contracts*	3	—

Total	$3	$121

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$3,619	$—
Foreign currency-related transactions**	—	19

Total	$3,619	$19

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$80	$—
Foreign currency-related transactions***	—	146

Total	$80	$146

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments.
Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

112	Global Real Estate Securities Fund

Russell Investment Funds

Global Real Estate Securities Fund

Statement of Assets and Liabilities — December 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$482,064
Investments, at fair value**, ***	610,734
Cash (restricted)(a)	1,570
Foreign currency holdings*	2,014
Unrealized appreciation on foreign currency exchange contracts	93
Receivables:
Dividends and interest	1,831
Dividends from affiliated Russell funds	3
Investments sold	1,438
Fund shares sold	303
Foreign taxes recoverable	24
Daily variation margin on futures contracts	245

Total assets	618,255

Liabilities
Payables:
Investments purchased	809
Fund shares redeemed	8
Accrued fees to affiliates	431
Other accrued expenses	101
Daily variation margin on futures contracts	17
Unrealized depreciation on foreign currency exchange contracts	121
Payable upon return of securities loaned	8,408

Total liabilities	9,895

Net Assets	$608,360

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(10,059)
Accumulated net realized gain (loss)	(17,985)
Unrealized appreciation (depreciation) on:
Investments	128,670
Futures contracts	413
Foreign currency-related transactions	(40)
Shares of beneficial interest	396
Additional paid-in capital	506,965

Net Assets	$608,360

Net Asset Value, offering and redemption price per share:
Net asset value per share:(#)	$15.37
Net assets	$608,360,298
Shares outstanding ($.01 par value)	39,591,298
Amounts in thousands

* Foreign currency holdings — cost	$2,013
** Securities on loan included in investments	$7,939
*** Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$35,740
(a) Cash Collateral for Futures	$1,570

(#)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund	113

Russell Investment Funds

Global Real Estate Securities Fund

Statement of Operations — For the Period Ended December 31, 2012

Amounts in thousands
Investment Income
Dividends	$17,016
Dividends from affiliated Russell funds	29
Interest	4
Securities lending income	245
Less foreign taxes withheld	(886)

Total investment income	16,408

Expenses
Advisory fees	4,338
Administrative fees	271
Custodian fees	316
Transfer agent fees	24
Professional fees	94
Trustees’ fees	14
Printing fees	74
Miscellaneous	20

Expenses before reductions	5,151
Expense reductions	—	*

Net expenses	5,151

Net investment income (loss)	11,257

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	20,293
Futures contracts	3,619
Foreign currency-related transactions	59

Net realized gain (loss)	23,971

Net change in unrealized appreciation (depreciation) on:
Investments	95,057
Futures contracts	80
Foreign currency-related transactions	137

Net change in unrealized appreciation (depreciation)	95,274

Net realized and unrealized gain (loss)	119,245

Net Increase (Decrease) in Net Assets from Operations	$130,502

*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

114	Global Real Estate Securities Fund

Russell Investment Funds

Global Real Estate Securities Fund

Statement of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$11,257	$10,455
Net realized gain (loss)	23,971	(737)
Net change in unrealized appreciation (depreciation)	95,274	(45,106)

Net increase (decrease) in net assets from operations	130,502	(35,388)

Distributions
From net investment income	(27,834)	(11,195)

Net decrease in net assets from distributions	(27,834)	(11,195)

Share Transactions*
Net increase (decrease) in net assets from share transactions	34,728	23,302
Fund Reimbursements	—	349

Total Net Increase (Decrease) in Net Assets	137,396	(22,932)

Net Assets
Beginning of period	470,964	493,896

End of period	$608,360	$470,964

Undistributed (overdistributed) net investment income included in net assets	$(10,059)	$1,839

*	Share transaction amounts (in thousands) for the periods ended December 31, 2012 and December 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	2,073	$29,853	2,665	$35,655
Proceeds from reinvestment of distributions	1,873	27,834	818	11,195
Payments for shares redeemed	(1,596)	(22,959)	(1,717)	(23,548)

Total increase (decrease)	2,350	$34,728	1,766	$23,302

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund	115

Russell Investment Funds

Global Real Estate Securities Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
December 31, 2012	12.65	.30	3.15	3.45	(.73)	(.73)
December 31, 2011	13.92	.29	(1.25)	(.96)	(.31)	(.31)
December 31, 2010	11.58	.33	2.29	2.62	(.28)	(.28)
December 31, 2009	9.30	.30	2.41	2.71	(.43)	(.43)
December 31, 2008	15.22	.38	(6.03)	(5.65)	(.27)	(.27)

See accompanying notes which are an integral part of the financial statements.

116	Global Real Estate Securities Fund

$ Net Asset Value, End of Period	% Total Return(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Net Investment Income to Average Net Assets(b)	% Portfolio Turnover Rate
15.37	27.56	608,360	.95	.95	2.08	59
12.65	(7.05)	470,964	.95	.95	2.11	57
13.92	22.92	493,896	.99	.99	2.62	150
11.58	31.16	410,708	.97	.97	3.36	110
9.30	(37.76)	303,416	.96	.96	2.72	71

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund	117

Russell Investment Funds

Notes to Schedules of Investments — December 31, 2012

Footnotes:

(Æ)	Nonincome-producing security.
(ö)	Real Estate Investment Trust (REIT).
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
()	Rate noted is yield-to-maturity from date of acquisition.
(ç)	At amortized cost, which approximates market.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(Ï)	Forward commitment.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(µ)	Bond is insured by a guarantor.
(æ)	Pre-refunded: These bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(Ø)	In default.
(ß)	Illiquid security.
(x)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Note 2.
(¥)	Unrounded units

Abbreviations:

144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.

ADR - American Depositary Receipt

ADS - American Depositary Share

BBSW - Bank Bill Swap Reference Rate

CIBOR - Copenhagen Interbank Offered Rate

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

EMU - European Economic and Monetary Union

EURIBOR - Euro Interbank Offered Rate

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

TBA - To Be Announced Security

UK - United Kingdom

Foreign Currency Abbreviations:

ARS - Argentine peso	HUF - Hungarian forint	PKR - Pakistani rupee
AUD - Australian dollar	IDR - Indonesian rupiah	PLN - Polish zloty
BRL - Brazilian real	ILS - Israeli shekel	RUB - Russian ruble
CAD - Canadian dollar	INR - Indian rupee	SEK - Swedish krona
CHF - Swiss franc	ISK - Iceland krona	SGD - Singapore dollar
CLP - Chilean peso	ITL - Italian lira	SKK - Slovakian koruna
CNY - Chinese renminbi yuan	JPY - Japanese yen	THB - Thai baht
COP - Colombian peso	KES - Kenyan schilling	TRY - Turkish lira
CRC - Costa Rica colon	KRW - South Korean won	TWD - Taiwanese dollar
CZK - Czech koruna	MXN - Mexican peso	USD - United States dollar
DKK - Danish krone	MYR - Malaysian ringgit	VEB - Venezuelan bolivar
EGP - Egyptian pound	NOK - Norwegion krone	VND - Vietnam dong
EUR - Euro	NZD - New Zealand dollar	ZAR - South African rand
GBP - British pound sterling	PEN - Peruvian nouveau sol
HKD - Hong Kong dollar	PHP - Philippine peso

118	Notes to Schedules of Investments

Russell Investment Funds

Notes to Financial Highlights — December 31, 2012

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and for certain funds, custody credit arrangements.
(c)	Less than $.01 per share.
(d)	The total return does not reflect any Insurance Company Separate Account or Policy Charges.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Highlights	119

Russell Investment Funds

Notes to Financial Statements — December 31, 2012

1.	Organization

Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with 10 different investment portfolios referred to as Funds. These financial statements report on five of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value (“NAV”) to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operated as a Massachusetts business trust under an Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”). The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. Debt obligation securities maturing within 60 days at the time of purchase are priced using the amortized cost method of valuation, unless the Board determines that amortized cost does not represent the fair value such of short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell Fund Services Company (“RFSC”).

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active (such as interest rates, yield curves, implied volatilities, credit spreads) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

120	Notes to Financial Statements

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Notes to Financial Statements, continued — December 31, 2012

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Equity securities, including common and preferred stock, that are traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Certain foreign equity securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of certain indexes of securities, based on the statistical analysis of historical relationship. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 of the fair value hierarchy.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis and marked-to-market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows of each tranche, market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds will be valued based upon the NAV of such investments and are categorized as Level 2 of the fair value hierarchy if the privately-held investment funds’ redemption terms require 90 days notice or less. If the redemption terms require greater than 90 days notice for redemptions, then the investment will be categorized as Level 3. The Funds have adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies. Accordingly, the Funds estimate the fair value of an investment in a fund using the NAV per share without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Financial over-the-counter derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAV for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. securities market (defined in the fair value procedures as the movement by a single major U.S. index greater than a certain

Notes to Financial Statements	121

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Notes to Financial Statements, continued — December 31, 2012 percentage) or other significant event; foreign market holidays if, on a daily basis, a Fund’s foreign exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares, since foreign securities can trade on non-business days.

The Multi-Style Equity and Aggressive Equity Funds had no transfers between Levels 1, 2, and 3 for the period ended December 31, 2012.

The Non-U.S. and Global Real Estate Securities Funds had transfers out of Level 1 into Level 2 representing financial instruments for which restrictions exist and adjustments were made to the otherwise observable price to reflect their fair value at December 31, 2012.

The Core Bond Fund had transfers out of Level 3 into Level 2 representing financial instruments that had been determined using unobservable inputs that became observable.

Level 3 Fair Value Investments

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but instead may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Russell Investment Management Company (“RIMCo”), the Funds’ adviser, employs third party pricing vendors to provide fair value measurements. RIMCo oversees third-party pricing service providers in order to support the valuation process throughout the year.

If third party evaluated vendor pricing is neither available or deemed to be indicative of fair value, RIMCo may elect to obtain indicative market quotations (“broker quotes”) directly from the broker or passed through from a third party vendor. In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, RIMCo does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. RIMCo is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation and additional disclosure about fair value measurements, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

122	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2012

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed subsequent to the ex-dividend date. Interest income is recorded daily on the accrual basis. The Core Bond Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income. All premiums and discounts, including original issue discounts, are amortized/accreted using the effective interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts its liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Each Fund files a U.S. tax return. At December 31, 2012, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending December 31, 2009 through December 31, 2011, if applicable, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid quarterly, except for the Non-U.S. Fund, which generally declares and pays income distributions annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

The Funds pay their own expenses other than those expressly assumed by RIMCo or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a)	Fair value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

Notes to Financial Statements	123

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2012

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included within the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Non-U.S. and Global Real Estate Securities Funds may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Non-U.S. and Global Real Estate Securities Funds may record a deferred capital gains tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2012. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities. The amounts related to capital gains and repatriation taxes are included in net realized gain (loss) on investments in the Statements of Operations. The Non-U.S. and Global Real Estate Securities Fund did not have any deferred capital gains tax liabilities as of December 31, 2012. The Non-U.S. Fund had a $36,097 realized loss on investments for capital gains taxes for the period ended December 31, 2012.

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate the Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash reserves to markets, hedging and return enhancement. In addition, the Non-U.S. and Global Real Estate Securities Funds may enter into foreign exchange contracts for trade settlement purposes. The Funds may pursue their strategy of being fully invested by exposing cash reserves to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash reserves were actually invested in those markets. Hedging may also be used by certain Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical bonds, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk and credit risk.

The effects of derivative instruments, categorized by risk exposure, on the Statements of Assets and Liabilities and the Statements of Operations, for the period ended December 31, 2012, if applicable, are disclosed in the Fair Value of Derivative Instruments presentation following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Funds’ investment objectives and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets. FX contracts are recorded at fair value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities.

124	Notes to Financial Statements

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Notes to Financial Statements, continued — December 31, 2012

For the period ended December 31, 2012, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Non-U.S. Fund	Exposing cash reserves to markets and trade settlement
Core Bond Fund	Return enhancement and hedging
Global Real Estate Securities Fund	Exposing cash reserves to markets and trade settlement

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

	Outstanding Contract Amounts Bought
Quarter Ended	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Non-U.S. Fund	$24,392,974	$43,590,284	$19,770,940	$29,971,029
Core Bond Fund	67,540,357	88,455,863	154,084,545	171,783,544
Global Real Estate Securities Fund	19,215,721	26,083,804	20,481,972	19,726,469

	Outstanding Contract Amounts Sold
Quarter Ended	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Non-U.S. Fund	$24,176,468	$43,403,883	$19,721,927	$30,029,383
Core Bond Fund	67,750,457	88,318,290	154,384,186	172,304,670
Global Real Estate Securities Fund	19,084,129	25,996,473	20,448,627	19,749,436

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to expose cash reserves to markets.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

A Fund may enter into a swaption (swap option). In a swaption, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

For the period ended December 31, 2012, the Core Bond Fund purchased/sold options primarily for return enhancement, hedging and exposing cash reserves to markets.

Notes to Financial Statements	125

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2012

The Core Bond Fund’s options contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of options contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

	Number of Option Contracts Outstanding
Quarter Ended	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Core Bond Fund	45	36	170	174

Futures Contracts

The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts). The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance-sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in fair value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% to 10% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended December 31, 2012, the following Funds entered into future contracts primarily for the strategies listed below:

Funds	Strategies
Multi-Style Equity Fund	Exposing cash reserves to markets
Aggressive Equity Fund	Exposing cash reserves to markets
Non-U.S. Fund	Exposing cash reserves to markets
Core Bond Fund	Return enhancement, hedging and exposing cash reserves to markets
Real Estate Securities Fund	Exposing cash reserves to markets

The Funds’ futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

	Number of Futures Contracts Outstanding
Quarter Ended	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Multi-Style Equity Fund	252	206	296	345
Aggressive Equity Fund	28	1	105	48
Non-U.S. Fund	275	369	221	274
Core Bond Fund	847	890	539	976
Global Real Estate Securities Fund	509	371	573	656

Swap Agreements

The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Certain Funds may enter into several different types of swap agreements including credit default, interest rate, index (total return) and currency swaps. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return

126	Notes to Financial Statements

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Notes to Financial Statements, continued — December 31, 2012 enhancement. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount earmarked on the Funds’ records will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds may enter into swap agreements with counterparties that meet RIMCo’s credit quality limitations. The Funds will not enter into any swap unless the counterparty has a minimum senior unsecured credit rating or long-term counterparty credit rating, including reassignments, of BBB- or better as defined by Standard & Poor’s or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction.

Credit Default Swaps

The Core Bond Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller of protection in a credit default swap, the Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event); the counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs on a corporate issue and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Unlike credit default swaps on corporate issues, deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or other defined credit events).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized

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terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues as of period end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012, for which the Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of the Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another party. The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

For the period ended December 31, 2012, the Core Bond Fund entered into credit default swaps primarily for return enhancement, hedging and exposing cash reserves to markets.

The Core Bond Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

	Credit Default Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Core Bond Fund	$91,505,298	$75,540,298	$55,480,298	$49,778,699

Interest Rate Swaps

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If RIMCo or a money manager using this technique is incorrect in its forecast of fair values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to

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achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

For the period ended December 31, 2012, the Core Bond Fund entered into interest rate swaps primarily for return enhancement, hedging and exposing cash reserves to markets.

The Core Bond Fund’s interest rate swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

	Interest Rate Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Core Bond Fund	$65,665,000	$53,300,000	$55,000,000	$102,900,000

Index Swaps

Certain Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

For the period ended December 31, 2012, the Core Bond Fund entered into index swaps primarily for the strategy of exposing cash reserves to markets.

The Core Bond Fund’s index swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

	Index Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Core Bond Fund	$—	$—	$60,219,746	$65,638,361

Currency Swaps

Certain Funds may enter into currency swap agreements to enhance returns or for hedging purposes. Currency swap agreements are agreements where two parties exchange specified amounts of different currencies which are followed by paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are exchanged.

For the period ended December 31, 2012, none of the Funds entered into currency swaps.

ISDA Master Agreements

The Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Loan Agreements

The Core Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund

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may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from agents it acquires direct rights against the borrower on the loan. As of December 31, 2012, the Core Bond Fund had no unfunded loan commitments.

Certificates of Participation

Certain Funds may purchase certificates of participation, also known as participation notes or participation interest notes. Certificates of participation are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of certificates of participation will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in certificates of participation involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of certificates of participation will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Funds rely on the creditworthiness of the counterparty issuing the certificates of participation and have no rights against the issuer of the underlying security. The Funds minimize this risk by entering into agreements only with counterparties that RIMCo deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the certificates of participation are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Emerging Markets Securities

The Funds may invest in emerging markets securities. Investing in emerging markets securities can pose some risks different from and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Emerging Markets Debt

The Core Bond Fund may invest in emerging markets debt. The Fund’s emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

Repurchase Agreements

The Core Bond Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally within a few days or weeks). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. The Fund will not invest more than 15% of its net assets (taken at current fair value) in repurchase agreements maturing in more than seven days.

Mortgage-Related and Other Asset-Backed Securities

The Core Bond Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency

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mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition,

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MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Forward Commitments

The Core Bond Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund’s investment strategies. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and may realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Funds in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be earmarked on the Fund’s records at the trade date and until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

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A to be announced (“TBA”) security is a forward mortgage-backed securities trade which the Core Bond Fund may invest in. The securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Inflation-Indexed Bonds

The Core Bond Fund may invest in inflation-indexed securities, which are typically bonds or notes designed to provide a return higher than the rate of inflation (based on a designated index) if held to maturity. A common type of inflation-indexed security is a U.S. Treasury Inflation-Protected Security (“TIPS”). The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, the adjusted principal or original principal is paid, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so like the principal, interest payments rise with inflation and fall with deflation.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the financial statements (the “Assets”). The Assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by a Fund. This could cause a Fund to underperform other types of investments.

3.	Investment Transactions

Securities

During the period ended December 31, 2012, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
Multi-Style Equity Fund	$405,024,370	$445,811,198
Aggressive Equity Fund	268,050,111	281,170,191
Non-U.S. Fund	150,057,863	168,624,661
Core Bond Fund	301,573,007	253,153,939
Global Real Estate Securities Fund	319,396,440	306,650,130

Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
Core Bond Fund	$749,736,001	$768,117,359

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. As of December 31, 2012 to the extent that a loan was collateralized by cash, such

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collateral was invested by the securities lending agent, State Street Bank and Trust Company (“State Street”), in short-term instruments, pooled collateral vehicles that invest in short term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and the securities lending agent and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and the securities lending agent and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the fair value of the loaned securities at the inception of each loan. The fair value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be creditworthy by State Street.

Each Fund that participates in the securities lending program has cash collateral invested in the Russell U.S. Cash Collateral Fund, an unregistered fund advised by RIMCo. Prior to August 2012, the Funds that participated in securities lending had a portion of their cash collateral invested in the RIC Liquidating Trust, an unregistered fund managed by State Street. In August, 2012, the Funds redeemed out of the RIC Liquidating Trust and the proceeds of the redemption were invested in the Russell U.S. Cash Collateral Fund.

As of December 31, 2012, the non-cash collateral pledged for the securities on loan in the following funds was as follows:

	Non-Cash Collateral Value	Non-Cash Collateral Holding
Multi-Style Equity Fund	$2,758,079	Pool of U.S. Government Securities
Non-U.S. Fund	1,758,631	Pool of U.S. Government Securities

Custodian

The Funds have entered into arrangements with their custodian whereby custody credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. During the period ended December 31, 2012, the Funds’ custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statements of Operations:

Amount Paid
Multi-Style Equity Fund	$12
Aggressive Equity Fund	11
Non-U.S. Fund	16
Core Bond Fund	992
Global Real Estate Securities Fund	10

Brokerage Commissions

The Funds effect certain transactions through Recapture Services, a division of BNY ConvergeEX Execution Solutions LLC (“BNY”) and its global network of correspondent brokers. BNY is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through BNY and its correspondents are used (i) to obtain brokerage and research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as advisor to the Funds or (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain brokerage and research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through BNY and its correspondents or other brokers only to the extent that the money managers or RIMCo believe that the Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through BNY based upon asset class, investment style and other factors. Brokerage and research services provided to RIMCo by BNY or other brokers include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) services that are required in connection therewith. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIF and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

134	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2012

BNY may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through BNY and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Money Commission once RIMCo’s research budget has been met, as determined annually in the Soft Money Commission budgeting process.

Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the adviser.

4.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

RIMCo is the Funds’ adviser and RFSC, a wholly-owned subsidiary of RIMCo, is the Funds’ administrator and transfer agent. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIF and RIMCo.

The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell U.S. Cash Management Fund, an unregistered Fund advised by RIMCo. As of December 31, 2012, the Funds had invested $200,336,574 in the Russell U.S. Cash Management Fund. In addition, a portion of the collateral received from the Investment Company’s securities lending program in the amount of $27,813,942 is invested in the Russell U.S. Cash Collateral Fund, an unregistered fund advised by RIMCo.

The advisory and administrative fees specified in the table below are based upon the average daily net assets of each Fund and are payable monthly.

	Annual Rate
Funds	Adviser	Administrator
Multi-Style Equity Fund	0.73%	up to 0.05%
Aggressive Equity Fund	0.90	up to 0.05
Non-U.S. Fund	0.90	up to 0.05
Core Bond Fund	0.55	up to 0.05
Global Real Estate Securities Fund	0.80	up to 0.05

The following shows the respective totals for advisory and administrative fees for the period ended December 31, 2012:

	Advisory	Administrative
Multi-Style Equity Fund	$2,857,624	$195,518
Aggressive Equity Fund	1,665,114	92,409
Non-U.S. Fund	3,070,044	170,380
Core Bond Fund	3,379,395	306,881
Global Real Estate Securities Fund	4,338,362	270,849

RIMCo has agreed to certain waivers of its advisory fees as follows:

For the Aggressive Equity Fund, RIMCo has contractually agreed, until April 30, 2013, to waive 0.05% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2012 was $98,835. There were no reimbursements during the period.

For the Non-U.S. Fund, RIMCo has contractually agreed, until April 30, 2013, to waive 0.05% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2012 was $182,318. There were no reimbursements during the period.

For the Core Bond Fund, RIMCo has contractually agreed, until April 30, 2013, to waive 0.05% of its 0.55% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2012 was $344,735. There were no reimbursements during the period.

Transfer and Dividend Disbursing Agent

RFSC serves as transfer agent and provides dividend disbursing services to the Funds. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a

Notes to Financial Statements	135

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2012 portion of this fee for services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Transfer agency fees paid by the Funds presented herein for the period ended December 31, 2012 were as follows:

Amount

Multi-Style Equity Fund	$17,224
Aggressive Equity Fund	8,141
Non-U.S. Fund	15,009
Core Bond Fund	27,035
Global Real Estate Securities Fund	23,861

Contributions from Adviser

Fund reimbursements presented in the Statements of Changes in Net Assets include payments by RIMCo to certain Funds made during the period ended December 31, 2011 to compensate for fund share transactions relating to the valuation of a portfolio holding, the SLQT, in which the Funds invested cash collateral received in securities lending transactions.

Distributor

Russell Financial Services, Inc. (the “Distributor”), a wholly-owned subsidiary of RIMCo, serves as distributor for RIF, pursuant to the distribution agreement with RIF. The Distributor receives no compensation from the Investment Company for its services.

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended December 31, 2012 were as follows:

	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Core Bond Fund	Global Real Estate Securities Fund

Advisory fees	$241,944	$132,089	$254,319	$283,291	$401,374
Administration fees	16,362	7,673	14,780	27,993	24,788
Transfer agent fees	1,456	683	1,308	2,463	2,175
Trustee fees	2,517	1,184	2,243	3,610	3,138

	$262,279	$141,629	$272,650	$317,357	$431,475

Affiliated Brokerage Commissions

The Funds effect certain transactions through Russell Implementation Services Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers and for each Fund’s cash reserves.

Amounts retained by RIS for the period ended December 31, 2012 (unaudited) were as follows:

Fund Name	Amount

Multi-Style Equity Fund	$37,709
Aggressive Equity Fund	69,751
Non-U.S. Fund	74,473
Core Bond Fund	40,535

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act.

During the period ended December 31, 2012, the Funds have engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act. As defined by the procedures, each transaction is effected at the current market price.

136	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2012

Board of Trustees

The Russell Fund Complex consists of RIC, which has 40 Funds, RIF, which has 10 Funds and Russell Exchange Traded Funds Trust (“RET”) which has 1 Fund. Each of the Trustees is a Trustee of RIC, RIF and RET. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $75,000 per year, each of its interested Trustees a retainer of $65,000 per year and each Trustee $7,000 for each regularly scheduled meeting attended in person and $3,500 for each special meeting and the Annual 38a-1 meeting attended in person, and for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending the regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out-of-pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $75,000 per year. Ms. Cavanaugh and the Trustee Emeritus are not compensated by the Russell Fund Complex for service as a Trustee.

5.	Federal Income Taxes

At December 31, 2012, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds	12/31/2016	12/31/2017	No Expiration Short-Term	Totals
Multi-Style Equity Fund	$—	$21,899,000	$—	$21,899,000
Aggressive Equity Fund	—	7,456,521	—	7,456,521
Non-U.S. Fund	40,148,152	51,040,031	626,708	91,814,891
Global Real Estate Securities Fund	—	10,749,012	—	10,749,012

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2012, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Core Bond Fund	Global Real Estate Securities Fund

Cost of Investments	$348,476,809	$184,361,961	$320,183,875	$713,470,060	$507,834,330

Unrealized Appreciation	$48,217,026	$15,755,054	$56,938,032	$24,883,810	$106,529,938
Unrealized Depreciation	(5,380,603)	(6,587,993)	(12,776,284)	(2,804,923)	(3,630,419)

Net Unrealized Appreciation (Depreciation)	$42,836,423	$9,167,061	$44,161,748	$22,078,887	$102,899,519

Undistributed Ordinary Income	$1,725,542	$15,167	$4,453,843	$272,805	$9,080,257
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(21,899,000)	$(7,456,521)	$(91,814,891)	$1,731,495	$(10,749,012)
Tax Composition of Distributions
Ordinary Income	$4,388,392	$1,994,067	$6,050,634	$24,267,815	$27,834,134
Long-Term Capital Gains	$—	$—	$—	$6,264,250	$—

Notes to Financial Statements	137

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2012

As permitted by tax regulations, the Funds intend to defer a net realized capital loss incurred from November 1, 2012 to December 31, 2012, and treat it as arising in the fiscal year 2013. As of December 31, 2012, the Fund had realized a capital loss as follows:

Non-U.S. Fund	$1,003,701

6. Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. A Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the lending fund could result in reduced returns or additional borrowing costs. For the period ended December 31, 2012, the Funds presented herein did not borrow or loan through the interfund lending program.

7. Record Ownership

As of December 31, 2012, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund. The Northwestern Mutual Life Insurance Company accounts were the largest shareholder in each Fund.

	# of Shareholders	%

Multi-Style Equity Fund	2	79.0
Aggressive Equity Fund	2	78.9
Non-U.S. Fund	2	74.7
Core Bond Fund	3	84.6
Global Real Estate Securities Fund	2	91.4

8. Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933, as amended (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

See each Fund’s Schedule of Investments for a list of restricted securities held by a Fund that are illiquid.

9. Subsequent Events

Management has evaluated the events and/or transactions that have occurred through the date the financial statements were available to be issued and noted no items requiring adjustments of the financial statements or additional disclosures except the following:

In January 2013, the Funds’ securities lending agent changed from State Street to Brown Brothers Harriman & Co.

138	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Core Bond Fund, and Global Real Estate Securities Fund (five of the portfolios constituting Russell Investment Funds, hereafter collectively referred to as the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, WA

February 14, 2013

Report of Independent Registered Public Accounting Firm	139

Russell Investment Funds

Tax Information — December 31, 2012 (Unaudited)

For the tax year ended December 31, 2012, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Multi-Style Equity	100%
Aggressive Equity	100%
Non-U.S.	0%
Global Real Estate Securities	0%
Core Bond	0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2012:

Core Bond	$6,264,250

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended December 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

Fund Name	Foreign Taxes Paid	Foreign Taxes Paid Per Share	Foreign Source Income	Foreign Source Income Per Share
Non-US	$880,819	$0.0255	$9,838,954	$0.2844
Global Real Estate Securities	885,609	0.0224	10,563,974	0.2668

Please consult a tax adviser for any questions about federal or state income tax laws.

140	Tax Information

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held in person on April 24, 2012 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ shares, management of the Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 16, 2012, the Independent Trustees in preparation for the Agreement Evaluation Meeting met by conference telephone call to review the Agreement Evaluation Information received to that date in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. The Independent Trustees also met in person on April 23, 2012, in executive session with their independent counsel, to review additional Agreement Evaluation Information received to that date. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board at the Agreement Evaluation Meeting as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Prior to voting at the Agreement Evaluation Meeting, the Independent Trustees again met in executive session with their independent counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered RIMCo’s advice that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo managed directly a portion of one Fund’s assets employing a “select holdings strategy,” as described below, during 2011 and a portion of 2012, and generally directly manages the investment of each Fund’s cash. RIMCo also may manage directly any portion of each Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of a Fund during transitions between Money Managers. RIMCo may also manage a Fund’s assets to manage risk in the Fund’s investment portfolio. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Fund and for actively managing allocations and reallocations of assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. RIMCo is responsible for

Basis for Approval of Investment Advisory Contracts	141

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment advisory or security selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2.	The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent or cash management fees and any fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board discussed with senior representatives of RIMCo the impact on the Funds’ operations of significant changes in RIMCo’s senior management and other personnel providing investment advisory and other services to the Funds since 2011 to the date of the Agreement Evaluation Meeting. At the Agreement Evaluation Meeting, RIMCo assured the Board that such changes have not resulted and are not expected to result in any diminution in the nature, scope or quality of the investment advisory or other services provided to the Funds. The Board also discussed the impact of organizational changes on the compliance programs of the Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the Funds’ compliance programs.

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly managed a portion — up to 10% — of the assets of the RIF Multi-Style Equity Fund (the “Participating Fund”) utilizing a select holdings strategy (the “select holdings strategy”) during 2011 and a portion of 2012, the actual allocation being determined by the Participating Fund’s RIMCo portfolio manager. The Board considered that the select holdings strategy utilized by RIMCo in managing such assets for the Participating Fund was designed to increase the Participating Fund’s exposure to stocks that were viewed as attractive by multiple Money Managers of the Participating Fund. The select holdings strategy was discontinued during 2012 with respect to the Participating Fund. The Board also considered

142	Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

the impact of the select holdings strategy upon the investment results of the Participating Fund. The Board considered that during the periods that the select holdings strategy was utilized, RIMCo was not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy was employed and that the profits derived by RIMCo generally, and from the Participating Fund consequently, may have increased incrementally. The Board, however, also considered RIMCo’s advice that it paid certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurred additional costs in carrying out the select holdings strategy; the limited amount of assets that were managed directly by RIMCo pursuant to the select holdings strategy; and the fact that the aggregate investment Advisory Fees paid by the Participating Fund were not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ Advisory Fees in light of Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower performance than that of some of their Comparable Funds. According to RIMCo, the strategies pursued by the Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

With respect to the Funds’ Advisory Fees, the Third-Party Information showed that, on a contractual basis, the Advisory Fee for each of the RIF Aggressive Equity Fund, RIF Global Real Estate Securities Fund and RIF Core Bond Fund was ranked in the fourth quintile of its Expense Universe and the Advisory Fee for each of the RIF Multi-Style Equity Fund and RIF Non-U.S. Fund was ranked in the fifth quintile of its Expense Universe. On an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds), the Advisory Fee for the RIF Core Bond Fund was ranked in the third quintile of its Expense Universe but the actual Advisory Fee for each of the other Funds was ranked in the fourth quintile of its Expense Universe. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparison was based upon the latest fiscal years for the Expense Universe funds. In assessing the Funds’ Advisory Fees, the Board focused on actual rather than contractual Advisory Fees. The Board considered RIMCo’s explanation of the reasons for these Funds’ actual Advisory Fee rankings and its belief that the Funds’ Advisory Fees are fair and reasonable notwithstanding such comparisons. The Board determined that it would continue to monitor those fees against the Funds’ Comparable Funds’ advisory fees.

In discussing the Funds’ Advisory Fees generally, RIMCo noted, among other things, that its Advisory Fees for the Funds encompass services that may not be provided by investment advisers to the Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Funds’ Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s total expense ratio.

The Board considered for each Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund appropriately reflects or should be revised to reflect any such economies. The Board determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fee for each Fund appropriately reflected any economies of scale realized by that Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds.

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other RIF funds under the Board’s supervision are lower, and, in some cases, may be substantially lower, than the rates paid by RIF funds supervised by the Board, including the Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and all of the Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

Basis for Approval of Investment Advisory Contracts	143

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

In evaluating the Funds’ Advisory Fees, the Board noted that the total expenses for each of the RIF Aggressive Equity Fund, RIF Non-US Fund and RIF Global Real Estate Securities Fund were ranked in the second quintile of the Fund’s Expense Universe and that the total expenses for the RIF Multi-Style Equity Fund were ranked in the third quintile of its Expense Universe. In these rankings, the first quintile represents the funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense Universe funds.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds; (2) the relative expense ratio of the Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds were not excessive; and (5) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

The Board concluded that, under the circumstances, the performance of each of the Funds was consistent with continuation of the RIMCo Agreement. The Board, in assessing the Funds’ performance, focused upon each Fund’s performance for the 3-year period ended December 31, 2011 as most relevant but also considered the Funds’ performance for the 1- and 5-year periods ended such date.

In evaluating the performance of the Funds generally relative to their Comparable Funds, the Board, in addition to the factors described above, also considered RIMCo’s advice that many of the Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large cash positions uninvested in their investment portfolios. By contrast, the Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). In support of the Funds’ full investment strategy, RIMCo in the past has noted that investors manage their own cash positions based upon their personal investment goals, strategies and risk tolerances and generally expect Fund assets to be fully invested. RIMCo noted that the Funds’ full investment strategy generally will detract from relative performance in a declining market but may enhance the Funds’ relative performance in a rising market.

With respect to the RIF Global Real Estate Securities Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe for the 1-year period ended December 31, 2011 and that its performance was ranked in the fourth quintile of its Performance Universe for each of the 3- and 5-year periods ended such date. In these rankings, the first quintile represents funds with the best performance among funds in the Performance Universe and the fifth quintile represents funds with the poorest performance among the Performance Universe funds. RIMCo noted that the Fund changed its investment strategy from a U.S. focused strategy to a global strategy on October 1, 2010 and that the Fund’s underperformance relative to its Comparable Funds largely occurred after that change. RIMCo noted further that the Fund’s Comparable Funds primarily included U.S. real estate-focused funds while the Fund now pursues a global strategy. U.S. real estate securities significantly outperformed international property stocks in 2011. Moreover, 2010 and 2011 saw historically large dispersions in the performance of individual regions within the global real estate securities universe.

In evaluating performance, the Board considered each Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Funds in a risk-aware manner and the periodically volatile capital market conditions since 2008 that continue to impact the Funds’ relative performance for the 3- and, where applicable, 5-year periods ended December 31, 2011. The Board also considered that a number of Money Manager changes were made in 2010 and 2011 and that the performance of Money Managers continues to impact Fund performance for periods prior and subsequent to their termination.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

At the Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ underwriter; and

144	Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ CCO regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information and other information received from RIMCo in support of its recommendations at the Agreement Evaluation Meeting, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Prior to the April 24, 2012 Agreement Evaluation Meeting, the Board of Trustees received a proposal from RIMCo at a meeting held on February 28, 2012, to effect a money manager change for the Aggressive Equity Fund. In the case of the proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 19, 2011 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Subsequent to the April 24, 2012 Agreement Evaluation Meeting, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 22, 2012, to effect a money manager change for the Non-U.S. Fund and the Core Bond Fund; (2) at a meeting held on August 28, 2012, to effect a money manager change for the Aggressive Equity Fund and Multi-Style Equity Fund; and (3) at a meeting held on December 4, 2012, to effect a money manager change for the Core Bond Fund resulting from a change of control of one of the Fund’s Money Managers. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 24, 2012 Agreement Evaluation Meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Basis for Approval of Investment Advisory Contracts	145

Russell Investment Funds

Shareholder Requests for Additional Information — December 31, 2012 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters each year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2012 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please call your insurance company.

Some insurance companies may offer electronic delivery of the Funds’ prospectus and annual and semi-annual reports. Please contact your insurance company for further details.

146	Shareholder Requests for Additional Information

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers — December 31, 2012 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 40 funds, Russell Investment Funds (“RIF”), which has 10 funds and Russell Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the trustees is a trustee of RIC, RIF and RET. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustee emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an audit committee financial expert; and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
# Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Until successor is chosen and qualified by Trustees Appointed until successor is duly elected and qualified

•President and CEO RIC, RIF and RET

•Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)

•Director, RIMCo

•Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)

•May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/ Washington Mutual, Inc. (investment company)

•1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services (investment company)

				51	None

#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	147

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES (continued)
##Daniel P.Connealy, Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2003	Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company) • Chairman of the Audit Committee, RIF and RIF from 2005 to 2011.	51	None

###Jonathan Fine, Born July 8, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA (charitable organization)	51	None
INDEPENDENT TRUSTEES
Thaddas L. Alston, Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	51	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds (investment company) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services)	51	• Director, Avista Corp (electric utilities); • Trustee, Principal Investors Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the Funds and is therefore an interested Trustee.

###	Mr. Fine is classified as an Interested Trustee due to Ms. Cavanaugh’s service on the Board of Directors of the United Way of King County, WA (“UWKC”) and in light of charitable contributions made by Russell Investments to UWKC.

*	Each Trustee is subject to mandatory retirement at age 72.

148	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2012	Appointed until successor is duly elected and qualified.	•Retired •Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) •Trustee and Finance Committee Member/Chairman, Portland Community College (charitable organization)	51	•Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)

Raymond P. Tennison, Jr., Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	•Vice Chairman of the Board, Simpson Investment Company (paper and forest products) •Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	51	None

Jack R. Thompson, Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2005 Chairman of the Audit Committee, since 2012	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	•September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company) •September 2007 to September 2010 Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	51	•Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) •Director, Sparx Asia Funds until 2009 (investment company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2002	Appointed until successor is duly elected and qualified	•Retired •Chairperson of the Investment Committee until December 2009	51	None

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	149

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
**George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	51	None

**	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

150	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers, Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC, RIF and RET • Chief Compliance Officer, RFSC • 2005-2011 Chief Compliance Officer, RIMCo

Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees

•  CEO, U.S. Private Client Services, Russell Investments

•  President and CEO, RIC, RIF and RET

•  Chairman of the Board, Co-President and CEO, RFS

•  Chairman of the Board, President and CEO, RFSC

•  Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•  May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•  2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

•  1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC, RIF and RET • Director, Funds Administration, RIMCo, RFSC, Russell Trust Company (“RTC”) and RFS

Peter Gunning, Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees

•  Global Chief Investment Officer, Russell Investments

•  Chief Investment Officer, RIC and RIF

•  Director, FRC

•  Chairman of the Board, President and CEO, RIMCo

•  1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden, Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	• Associate General Counsel, FRC • Secretary, RIMCo, RFSC and RFS • Secretary and Chief Legal Officer, RIC, RIF and RET • 1999 to 2010 Assistant Secretary, RIC and RIF

Disclosure of Information about Fund Trustees and Officers	151

Russell Investment Funds

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Interested Trustees

Sandra Cavanaugh

Daniel P. Connealy

Jonathan Fine

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Cheryl Burgermeister

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustee Emeritus

George F. Russell, Jr.

Officers

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Mary Beth Rhoden, Secretary

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, WA 98101

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

1301 Second Avenue

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

1200 Crown Colony Drive

Crown Colony Office Park

Quincy, MA 02169

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, WA 98101

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

1301 Second Avenue

Seattle, WA 98101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLC

1420 5th Avenue, Suite 1900

Seattle, WA 98101

Money Managers as of December 31, 2012

Multi-Style Equity Fund

Columbus Circle Investors, Stamford, CT

DePrince, Race & Zollo, Inc., Winter Park, FL

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management Inc, Florham Park, NJ

Mar Vista Investment Partners, LLC, Los Angeles, CA

Suffolk Capital Management LLC, New York, NY

Sustainable Growth Advisers, LP, Stamford, CT

Aggressive Equity Fund

Conestoga Capital Advisors, LLC, Radnor, PA

DePrince, Race & Zollo, Inc., Winter Park, FL

Jacobs Levy Equity Management Inc, Florham Park, NJ

Ranger Investment Management, L.P., Dallas, TX

RBC Global Asset Management (U.S.) Inc., Minneapolis, MN

Signia Capital Management LLC, Spokane, WA

Non-U.S. Fund

Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX

MFS Institutional Advisors Inc., Boston, MA

Pzena Investment Management LLC, New York, NY

William Blair & Company L.L.C., Chicago, IL

Core Bond Fund

Colchester Global Investors Ltd, London, England

Logan Circle Partners, L.P., Philadelphia, PA

Macro Currency Group — an investment group within Principal Global Investors, LLC, Des Moines, IA*

Metropolitan West Asset Management LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Global Real Estate Securities Fund

AEW Capital Management LP, Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

*

Principal Global Investors, LLC is the asset management arm of the Principal Financial Group® (The Principal®), which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

152	Advisor, Money Managers and Service Providers

Russell Investment Funds	1301 Second Avenue	800-787-7354
	Seattle, Washington 98101	Fax: 206-505-3495
www.russell.com

36-08-023

2012 ANNUAL REPORT

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

DECEMBER 31, 2012

FUND

Moderate Strategy Fund

Balanced Strategy Fund

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Russell Investment Funds

Russell Investment Funds is a series investment company with ten different investment portfolios referred to as Funds. These financial statements report on four of these Funds.

Russell Investment Funds

LifePoints® Funds

Variable Target Portfolio Series

Annual Report

December 31, 2012

Russell Investment Funds - LifePoints® Funds Variable Target Portfolio Series.

Copyright © Russell Investments 2013. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

Dear Shareholder,

If the last few years have taught us anything, it’s that being a patient, long-term investor isn’t always easy. It takes courage and commitment to stay invested when the moods of the markets swing from euphoria to panic, with very little provocation. A comment made by a European leader, a government official in the U.S. or simply a news media spokesperson can send the markets racing up or spiraling down. But this is the world in which we live and invest today and, consequently, it has never been more important to have a long-term financial plan, realistic goals and timelines, and regular check-ins with your financial advisor.

As a result of these gyrations, the journey this past year may have felt more negative than the actual performance of the broad markets. Despite 2012’s ups and downs, the markets performed well. The Russell 1000® Index returned 16.42% for the year 2012.

Whether you’re saving for retirement, already there or building a college fund or a charitable giving trust, Russell has a long, proud heritage of developing multi-asset solutions to help investors like you reach your financial goals. This year we’ve made a number of changes to our portfolios designed to deliver greater diversification and potentially lower volatility to many of the investments we manage. Combined with the guidance of your advisor, we believe these changes and additions to our funds and portfolios will help you achieve a more broadly diversified portfolio and a more consistent outcome.

On the following pages you can gain additional insights by reviewing our Russell Investment Funds 2012 Annual Report for the fiscal year ended December 31, 2012, including portfolio management discussions and fund performance information.

Thank you for the trust you have placed in our firm. All of us at Russell Investments appreciate the opportunity to help you achieve financial security.

Best regards,

Sandra Cavanaugh

CEO, Americas Private Client Services

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Funds

Market Summary as of December 31, 2012 (Unaudited)

U.S. Equity Markets

The U.S. equity market performed well during the fiscal year ended December 31, 2012. The market “climbed a wall of worry” during the fiscal year, as the strong performance of U.S. equities was in spite of lingering fears of a potential U.S. recession, continued uncertainty in Europe and slowing economic growth in China. For the one year period, the Russell 1000® Index returned 16.42% and the Russell 2000® Index returned 16.35%. Similar to the last fiscal period, the strong performance of the U.S. equity market was partially enabled by the continued resolve of central banks, in particular the U.S. Federal Reserve and European Central Bank. Official policy measures were aimed at containing the European sovereign debt crisis and combating slow economic growth and high unemployment. In addition, rising dividends, share buybacks and robust U.S. corporate earnings also helped push U.S. equity markets higher.

The U.S. equity market produced strong returns in each of the first three months of 2012, with the Russell 1000® Index returning 12.90%. U.S. equity investors were encouraged by the strong performance of computer technology and consumer discretionary companies. Stocks with high dividend yields, which had been trading at relatively high valuations, began to lag. However, the period was not dominated by the highest risk stocks, as companies with highly leveraged balance sheets also underperformed. Headline economic data in the United States was generally positive in the first three months of 2012. Year over year U.S. gross domestic product growth was positive and above 3.5% for the months of December 2011, January 2012 and February 2012 according to the U.S. Bureau of Economic Analysis. Unemployment in the U.S. decreased modestly during the quarter, from 8.5% in December 2011 to 8.3% in February 2012 according to the U.S. Bureau of Economic Analysis.

After strong performance during January, February and March, the U.S. equity market sold off in the second quarter. May was the worst single month of performance for U.S. stocks since September of 2011, as the Russell 1000® Index fell by 6.15%. During May, concerns over flagging Chinese and U.S. economic growth continued but the European sovereign debt crisis dominated investor psychology. Greece in particular remained front and center as it held a series of national elections that were staged as a referendum on Greece’s continued inclusion in the Euro. After an initial vote in May that resulted in no government being formed, speculation mounted about Greece exiting the Euro and the potential implications of its exit. This uncertainty created significant instability in the U.S. equity market in May and early June, which were further aggravated by worries over Spain’s banking system as well as Spanish and Italian government bond yields. However, the pro-Euro parties came out victorious in the Greek elections and progress at the eurozone summit helped the quarter end with a slight decrease in concerns about “tail risk” from Europe.

Many of the typical tilts of active managers were penalized during the month of May. Stocks with rising earnings estimates underperformed, as did stocks with low debt to capital ratios. The cheapest stocks in the U.S. equity market, based on price-to-earnings ratios, price-to-book ratios, and price-to-cash flow ratios, underperformed. Large capitalization managers, which normally underweight mega capitalization securities (securities of the largest companies as measured by market capitalization), faced a headwind from the outperformance of the top 50 mega capitalization stocks in the Russell 1000® Index. This combination of factor payoffs contributed to an unusually difficult quarter for active managers but also provided an opportunity to exploit the dislocations for potential future alpha (risk adjusted return) generation. The Chicago Board Options Exchange Market Volatility Index, a measure of the implied volatility of S&P 500 index options, rose during the months of April and May before falling in June to finish at 17.08. Correlations among stocks rose throughout the months of April, May and June to their highest levels of the year, in a pattern reminiscent of 2011.

After weak second quarter performance, the U.S. equity market performed well during July, August and September of 2012, with the Russell 1000® Index rising 6.31% during that time. Each of the three months was positive for the Russell 1000® Index. The most impactful news during this time came in the form of announcements from central banks, especially the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”). On September 13, the Fed announced the third round of quantitative easing in the United States and the Russell 1000® Index was up 1.56% for the day. Another large one-day move came on September 6, as market participants responded to news from the ECB of “unlimited, sterilized bond purchases.” Investors responded positively to the significant decrease in the potential for the

4	Market Summary

Russell Investment Funds

“worst case scenario” to occur with regard to European sovereign debt and associated tail risks. As these fears decreased, investors began shifting their focus to company specific valuations and fundamental measures such as cash flow generation and growth rates. The average correlation between stocks within the U.S. equity market decreased.

The factor environment also shifted and became significantly better for active managers. After struggling for much of the year, medium capitalization stocks came to life after July and made up significant ground in August. During the month of August, the Russell Midcap Index returned 3.15% and the Russell 1000® Index returned 2.43%. Stocks with lower valuation ratios, including those with low price-to-earnings and low price-to-book ratios, did particularly well in September. The signs of increased breadth of market leadership were welcomed by active managers as the year progressed and there was more differentiation based on company-specific information. Consumer discretionary stocks continued to fare well as U.S. economic data continued its gradual ascent.

The market was led marginally lower for the month of October 2012. In particular, large technology stocks struggled during the month. Apple, Inc., which had come to represent more than 4.00% of the Russell 1000® Index and more than 25.00% of the technology sector as measured by the Russell 1000® Index, struggled to provide earnings guidance that met analysts’ overall expectations. As other large technology companies followed suit, either with lower earnings guidance or failure to meet earnings or revenue estimates, the entire industry struggled.

In November, growth stocks outperformed value stocks and the market produced positive returns. However, the market saw significant intra-month volatility. After being down almost 5% near the midpoint of the month, the Russell 3000® Index rallied during the latter part of November. On November 7, 2012, the day after the U.S. presidential election, the Russell 3000® Index dropped by 2.25% and experienced its worst day of the month. After the presidential election, investors refocused their attention to what has been referred to as the “fiscal cliff.” This looming combination of higher taxes and spending cuts, ultimately aimed at reducing the federal budget deficit, was at the forefront of many investors’ concerns during the fourth quarter.

For the month of December, the Russell 3000 financial services sector was up 3.9%. Large weights to the financial services sector in the Russell 3000® Dynamic and Russell 3000® Value Indexes helped to power their returns above the returns of the Russell 3000® Defensive and Russell 3000® Growth Indexes. The year ended on a positive note, with a market rally on optimism that an agreement to avoid the “fiscal cliff” could be achieved.

The overall style environment for the year favored value stocks, as the Russell 1000® Value Index outperformed the Russell 1000® Growth Index. These indexes returned 17.51% and 15.26%, respectively. Furthermore, the environment was more favorable for dynamic stocks, as the Russell 1000® Dynamic Index outperformed the Russell 1000® Defensive Index. These indexes returned 20.21% and 12.75%, respectively.

The Russell 2000® Index shared a number of similarities with the Russell 1000® Index, with the Russell 2000® Value Index outperforming the Russell 2000® Growth Index and the Russell 2000® Dynamic Index outperforming the Russell 2000® Defensive Index. At a factor level, leverage, earnings per share variability and, to a lesser degree, beta were all rewarded, as investors were encouraged by both monetary policy and greater political clarity. The fiscal year was, however, a highly tumultuous period that resulted in both volatile equity market returns and risk appetites, as well as high stock correlations. This made it a challenging environment for U.S. small capitalization active managers, with the majority underperforming their respective benchmarks

Non-U.S. Developed Equity Markets

For the fiscal year ended December 31, 2012, the non-U.S. equity market, as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”), was up 16.73%. The ebb and flow of investor concern regarding global growth and sovereign debt led to a volatile but upward trending market environment over the 12 month period. For the most part, investors were able to see past large event risk and begin to focus on company fundamentals. In response to the multi-year debt crisis engulfing Europe, European central bank leaders implemented multiple policies to help alleviate the onerous borrowing costs in many peripheral nations. In late December 2011 and again in February 2012, the European Central Bank (“ECB”) implemented “Long-term Refinancing Operations,” in which it provided low cost loans to banks within the region. This program alleviated fear that Europe’s banks would stop extending credit to businesses and consumers, which triggered fairly substantial rallies in the global equity markets. In July, Mario Draghi, president of the ECB, asserted that ECB was ready to do whatever it takes to preserve the Euro. Investors viewed this announcement optimistically in hopes that downside risk had been substantially reduced. In September, the ECB announced a plan to purchase an unlimited amount of sovereign bonds with maturities between one and three years in further attempts to address the debt crisis.

Market Summary	5

Russell Investment Funds

In the United States, similar easing was implemented in order to help boost economic growth and speed along the economic recovery. The first, Operation Twist, saw the U.S. Federal Reserve buy longer-term treasuries, while at the same time selling shorter-term treasuries. The intent of Operation Twist was to lower rates on the long end of the yield curve and encourage demand by making financing easier for consumers. Another policy action by the Federal Reserve was the announcement of “Quantitative Easing III,” in which the Federal Reserve plans to indefinitely purchase billions of dollars worth of agency mortgage-backed securities until the outlook for the labor market improves substantially. These quantitative easing policies generally had a positive influence on global equity markets, though with diminishing impact as subsequent rounds of easing were announced.

Corporate profits continued to surprise on the upside for the majority of the fiscal year. Much of this reflected significant de-leveraging efforts by companies following the financial crisis, which translated into improved and more sustainable profit margins. During the year, investors began to reward companies for their fundamental characteristics and not just reward companies that provide defensive positioning during volatile periods. As market sentiment improved, investors began to bid up companies more geared toward economic growth and that were trading at a discount to the market. During the fiscal year, Europe posted positive equity results as numerous easing policies and talks of a fiscal union calmed the market’s fear of a potential euro breakup. European stocks gained a remarkable 22% during the period as measured by the Index despite the abundance of negative news flow early in the year. In May, the eurozone’s duopolistic leadership of Angela Merkel and Nicolas Sarkozy was disrupted when Francois Hollande was elected President of France, bringing a pro-growth agenda to European negotiations that had previously been centered on austerity. Despite positive equity market performance in most member countries, economic data out of the region was poor for the period. Spain’s national unemployment rate hovered around 25%, while the unemployment rate for those under the age of 25 stayed above 50% for the period according to the Spanish National Statistics Institute. In Italy, gross domestic product contracted over 2% for the 12-month period ending September 30, 2012 according to the Italian National Institute of Statistics. Within European equity markets, the more stable growth companies such as pharmaceuticals and food retailers were the best performers as measured by the Index, although with the improved political support, the northern European financial sector also outperformed the Index.

United Kingdom (“U.K.”) stocks lagged the broad benchmark despite gaining 16.15% for the year as measured by the Index. With positive economic momentum following the Diamond Jubilee and the summer Olympics, the U.K. exited a recession that began in the first quarter of the year. Banks and industrials were some of the best performing sectors in the U.K. equity market, although the headwinds that faced energy and pharmaceutical companies contributed to the relative underperformance of the U.K.

Despite the positive global momentum that monetary stimuli provided, Japanese securities struggled to keep pace with their global peers. For the 12 month period ending December 31, 2012, the Japanese market returned 8.55% as measured by the Index, which made it the worst performing region during the period. For a majority of the year, the continued strength of the yen was a headwind for the country’s exporters, as multiple easing policies by the Bank of Japan had little lasting effect on weakening the country’s currency. Also, Japanese firms faced continued supply-chain disruptions as they struggled to rebuild domestic manufacturing facilities impacted by the earthquake/tsunami and offshore operations affected by massive floods in Thailand. In addition to natural disaster related issues, Japanese firms were negatively impacted by geopolitical strife. Chinese-Japanese relations soured during the summer as both countries laid claim to a group of uninhabited islands in the East China Sea. In response, Chinese consumers shunned Japanese products, damaging Japanese exports. Automakers in Japan subsequently lowered their sales and earnings forecasts.

Sector payoffs were largely a reversal of the prior year’s results. Many of the sectors that struggled in 2011 had strong results in 2012. Financials, consumer discretionary, health care, and industrials were the top performing sectors in 2012, while energy, telecommunications, utilities and materials all struggled. Commercial banks were large beneficiaries of the improved sentiment in the market, as most regions posted strong results, notably the northern European banks. The consumer discretionary sector also had a reversal of results compared with 2011. With strong sales and demand from emerging markets, especially in the luxury goods and auto sectors, consumer discretionary was the second best performing sector in the Index. The energy sector was the worst performing sector in the Index, as oil prices stagnated and global growth prospects were very modest. Worries of slower growth continued to weigh on the materials sector, while a realized slowdown in China depressed commodity prices.

Emerging Markets

The Russell Emerging Markets® Index (the “Index”) gained 18.78% over the fiscal year ended December 31, 2012. In what was another relatively volatile period, macroeconomic events and policy continued to impact emerging market

6	Market Summary

Russell Investment Funds

equities against a backdrop that saw investor attention frequently occupied by the ongoing sovereign debt crisis in Europe. Inflationary pressures eased through the year, allowing central banks from Brazil to India to China to reduce interest rates and provide improving liquidity conditions for equity markets. With central banks in the developed world extending quantitative easing measures, amid record low interest rates, emerging markets benefited from investors’ appetite for returns. Measures to control currency appreciation were also adopted by several nations in an effort to maintain the competitiveness of their exports. An improving economic picture out of China in the final third of the year and a growing belief that the U.S. “fiscal cliff” would be resolved were catalysts for an end of year rally.

The monetary stimulus that sparked life into global equity markets at the end of 2011 enhanced returns in emerging markets through the first quarter of 2012, as the Index enjoyed its best first quarter in 20 years, registering a 14.65% first quarter gain. Confidence was augmented by an additional round of long term refinancing operations from the European Central Bank (“ECB”) at the end of February, aimed at ensuring another credit crunch did not stifle economic growth. A calming of events in the eurozone, after Greece made a tentative agreement with its creditors, spurred Eastern European markets, which are highly geared to the eurozone region. Fear over slowing economic growth was the basis for stimulus packages and central bank action across a number of emerging markets. Investor reaction was mixed across the different countries but all markets registered positive returns. During the second quarter of 2012, emerging markets gave back the majority of outperformance generated over the first quarter of 2012. Confirmation of a slowdown in China and growth concerns more broadly across emerging markets combined to weigh on investor risk appetite, which resulted in large capital outflows and weakening currencies. A 20% dive in the price of Brent crude amid softening commodity prices proved detrimental for a number of emerging markets. The Index declined 9.14% during the quarter.

After a slow start, the third quarter of 2012 saw emerging markets rebound with the Index climbing 7.99%. Once again, it was a combination of stimulus action from policymakers and central bank monetary easing across both developed and emerging markets which bolstered investor confidence. At the forefront of this was the ECB President Mario Draghi, who declared that the bank would do “whatever it takes” to protect the euro. The result was a sharp fall in investor risk aversion and emerging markets became the beneficiaries of increased investor liquidity. Positive equity returns were registered despite the release of some relatively weak macroeconomic data in a number of major emerging countries and continuing weakness in earnings expectations.

The fourth quarter of 2012 saw emerging markets record solid returns, with the Index returning 5.58%. Key events included a U.S. presidential election as well as a political transition in China, which is scheduled once every ten years. The uncertainty created by these two events was the basis for a mid quarter dip. However, neither event provided much surprise and investors shifted their focus to the impending “fiscal cliff” in the U.S. Although initial nervousness led markets lower, investor hopes for a resolution were reflected in a rally which began in the second half of November and continued through the year end. The positive sentiment was augmented by a debt agreement in Greece, the U.S. Federal Reserve’s decision to extend its quantitative easing program and continued improvement in forward looking indicators in China.

For the one year period ended December 31, 2012, Turkey was the best performing market, not only in the Eastern European region, but also the world, rising 63.15% over the period as measured by the Index. The country was aided by a sovereign debt upgrade, improving public finances and a growing domestic market that served to support corporate earnings and enable the central bank to implement interest rate cuts. Russia was one of the weakest regional markets over the fiscal year, returning just 12.35% as measured by the Index. The energy weighted market suffered as the price of crude oil declined 7.1% over the period. Issues with regard to corporate governance and corruption remained a focus for investors as valuations remained at a discount to other emerging markets. The Czech Republic also recorded a disappointing year, climbing 1.39% as measured by the Index. The financials weighted market suffered as investors sought to avoid exposure to the eurozone debt crisis.

In Latin America, Brazil was the weakest market during the fiscal year, adding just 4.66% as measured by the Index. Decelerating gross domestic product (“GDP”) growth led the central bank to cut rates to record lows over the period while the government announced a raft of stimulus measures. Supply side issues continued to constrain growth and many of the government’s measures focused on longer term infrastructure investment. However, investors focused on the potentially inflationary impact of these actions. An expected uptick in GDP growth in the third quarter did not materialize although a recovery in China gave the equity market some impetus in the last six weeks of the year. This was most notable in the resources sector, which had been hurt by the weaker outlook for global growth. Meanwhile, Mexico was the best performing market in Latin America, rising 33.49% as measured by the Index, and was helped by robust management of public finances, a presidential election and a recovery in its largest trading market, the United States.

Market Summary	7

Russell Investment Funds

Speculation that new president, Enrique Peña Nieto, may seek to open the energy sector to private investment was also well received. The Colombian equity market was another strong performer, gaining 31.27% as measured by the Index, underpinned by strong fiscal management, attractive GDP growth and a $100bn infrastructure investment plan.

Asian markets recorded some of the largest gains in the Index, including a 44.32% rise in Thailand. Recovery and reconstruction in the wake of floods in 2011 provided major stimulus to the economy. The Philippines also performed well, gaining 45.91% as measured by the Index, as improving macroeconomic fundamentals and a reformist government boosted investor confidence. South Korean equities added 19.64% over the fiscal year as measured by the Index. South Korean GDP slowed to just 1.6% in the third quarter and a deterioration in key trade markets of Europe and China and a stronger local currency (Won) hurt exporters. However, the market rallied in the fourth quarter, boosted by Chinese macroeconomic data that suggested the country would avoid a hard landing and positive sentiment towards a “fiscal cliff” deal. China registered some robust return, gaining 20.08% as measured by the Index. Despite fears over a hard landing and a string of consecutively weak economic data releases that impacted the market during the middle of the year, the country strongly rebounded in the fourth quarter. A deceleration in GDP to 7.5%, the lowest reading since 2009, provided the backdrop to a period which saw the central bank cut rates twice as well as implement a number of other stimuli in an effort to ward off a sharp economic slowdown. Data released in the third quarter indicated that these efforts had been successful and provided impetus for a rally into year end.

In contrast, some North Asian markets were left trailing regional peers. Deteriorating fundamentals, including rising inflation and declining exports, left the Taiwanese market lagging with a 17.54% return as measured by the Index. Indian equities began the year well before a deterioration in GDP growth, inflationary pressures, plunging industrial production and corporate scandals negatively impacted the market mid-year. The impact saw the Indian rupee hit an all time low against the dollar, which was another headwind to the country’s economy. India is a net importer of oil and rising fuel costs saw refiners raise prices, further inflaming inflationary pressures. However, a flurry of investor-friendly reforms and a healthier third quarter GDP reading of 5.3% YoY (year over year) provided a strong boost to the market in the fourth quarter. India finished the fiscal year up by 25.70%, as measured by the Index.

At the sector level, health care was the best performing sector, climbing 34.67% during the fiscal year as measured by the Index. The sector benefited from a combination of strong fundamentals and merger and acquisition activity, particularly in Asia where medical supplies manufacturers and life providers alike did well. Pro-cyclical sectors technology and financials also performed well, adding 23.57% and 26.64% respectively, while consumer staples rose 27.17%. Within consumer staples, beverage producers did particularly well on the back of continued demand growth and a round of merger and acquisition activity in the sector. The weakest performance came from energy and materials and processing, which advanced 6.13% and 10.88%, respectively, as measured by the Index.

U.S./Global Fixed Income Markets

For the fiscal year ended December 31, 2012, fixed income markets continued to be driven by global macroeconomic factors. The market started the year following a positive trend as part of a relief rally that began in October 2011. This rally was supported by a series of positive announcements during a respite from negative announcements from the United States and Europe. However, negative developments started to resurface once again in April and May, which caused a temporary setback in the market’s rally. Central bankers from Europe and the United States responded by providing additional stimulus to ease investor concerns. With the support from central banks, the market continued its rally through the end of the year.

Markets outperformed in the first quarter as positive developments, and a decline in negative announcements, supported demand for non-treasury sectors. In February, the U.S. Federal Reserve (the “Fed”) announced the private sale of the remaining assets in its Maiden Lane II portfolio to Credit Suisse Group AG. This portfolio primarily consisted of non-agency mortgage assets that were acquired in 2008 from American International Group Inc. (AIG) to alleviate capital and liquidity pressures on the company. A portion of the Maiden Lane II portfolio was sold off in the open market in 2011, but sales were halted after the drawn out sales process started to materially depress sub-prime non-agency mortgage asset prices. This transaction was seen as a positive development as it removed looming concerns of potentially another round of disruptive open market sales. The Fed stated that the combined sales of the Maiden Lane II portfolio netted a $2.8 billion profit for U.S. taxpayers. In the same month, the European Central Bank provided 800 eurozone banks with an additional €529.5 billion in low interest loans as part of the second round of its Long Term Refinancing Operations (“LTRO”). The LTRO program was a low cost loan scheme for European banks that was announced by the European Central Bank towards the end of 2011 in a bid to help ease the eurozone crisis. Round one was carried out in December 2011, when banks took €489 billion from the European Central Bank. Separate but related, the European

8	Market Summary

Russell Investment Funds

Central Bank and the International Monetary Fund also finally agreed to a €130 billion bailout for Greece to help it avoid default. The combination of these developments reduced the short-term risk of negative knock-on effects to emerging market countries. This respite was reflected positively in emerging market debt performance, with the Barclays Emerging Market (USD) Index outperforming equivalent duration U.S. treasuries by 3.55% in February. In March, the results of the Fed’s stress test of the 19 largest U.S. banks’ capital adequacy were released. With 15 of the 19 banks passing the stress test, markets continued to rally. For February and March 2012, all credit sectors in the Barclays US Aggregate Bond Index outperformed their respective equivalent duration U.S. treasuries. In particular, investment grade corporate bonds (particularly the financial sub-sector), commercial mortgage-backed securities and emerging market debt lead the way. The Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index and the Barclays Emerging Market (USD) Index outperformed equivalent duration U.S. treasuries by 2.00%, 2.07% and 5.13%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was 4.88% and -0.27% in February and March, respectively.

However, risk aversion returned to the marketplace in April and May as negative news out of the U.S. and Europe dominated markets once again. U.S. economic data releases were lackluster as labor markets remained weak with initial jobless claims at the start of April elevated at approximately 388,000 according to the U.S. Department of Labor. The first quarter 2012 advanced U.S. Gross Domestic Product (“GDP”) release came in below expectations at a sluggish 2.2% according to the U.S. Bureau of Economic Analysis. In Europe, concerns over the solvency of Spanish banks were front and center in addition to S&P’s downgrade of Spain’s debt rating from A to BBB+ in April. In May, concerns continued to mount as Spanish yields continued to increase, reflecting growing perceived risk in the Spanish banking sector. In addition, investors had to deal with the uncertainty surrounding which party would win in the upcoming Greek elections. Greek parties had differing views on austerity and the outcome of the election was seen to influence whether or not Greece would exit the Euro. Up until this point, U.S. 10-year treasury yields had been increasing from 1.87% at the beginning of January 2012 to 2.21% at the end of March. Due to the negative developments in these two months, U.S. 10-year treasury yields decreased by 0.65% to 1.56% at the end of May, reflecting a flight-to-safety by investors. Over this period, all credit risk sectors in the Barclays U.S. Aggregate Bond Index underperformed equivalent duration U.S. treasuries. The asset-backed securities sector underperformed the least, as investors continued to see these securities as high quality and liquid. However, the Barclays US Mortgage Backed Securities Index, Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index, Barclays High Yield Index and Barclays Emerging Market (USD) Index underperformed equivalent duration U.S. treasuries by 0.92%, 2.11%, 0.94%, 2.34% and 5.56%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was 1.67% and (0.23)% in April and May, respectively.

After these two tumultuous months, markets rallied as a series of central bank actions stimulated investors to resume risk taking. In June, Spain accepted a bailout package of up to €100 billion that focused on stabilizing the Spanish banking sector. Afterwards, the anxiety surrounding the Greek election subsided after the pro-bailout New Democracy party won the elections and gave hope to investors that Greece would stay in the Euro. The market’s positive momentum continued in July as Mario Draghi, president of the European Central Bank, publicly announced that the European Central Bank was ready to do whatever it takes to preserve the Euro. The Fed reaffirmed its commitment to keep rates low until end of 2014, but remained elusive about the possibility of releasing a third round of quantitative easing. Meanwhile, investors continued to bolster the markets on speculation that the Fed’s stimulus would be announced in the near future. In September, the Federal Reserve announced a third round of quantitative easing, as many had speculated, but surprised investors with the open ended nature of the stimulus program. The third round of quantitative easing (“Quantitative Easing III”) would be in the form of an additional $40 billion in agency mortgage backed securities purchases per month until labor markets substantially improved. While investors had already bid up agency mortgages in expectation of a stimulus program using agency mortgage purchases, the open ended nature of the announcement caused agency mortgages to further rally immediately after the announcement. The Fed also announced the continuation of Operation Twist (a program to sell short-term U.S. treasuries and buy longer-dated bonds) and revised its expectation of a rate rise to mid-2015. The culmination of the various developments over this period was highly supportive of risk assets. From June to October, the U.S. 10-year treasury yield increased from 1.56% at the end of May to 1.69% at the end of October. The Barclays US Mortgage Backed Securities Index, Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index, Barclays High Yield Index and Barclays Emerging Market (USD) Index outperformed equivalent duration U.S. treasuries by 0.90%, 5.60%, 4.89%, 7.46% and 11.00%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was very strong over this period, with the most outstanding month being September where the index returned 19.47%.

Market Summary	9

Russell Investment Funds

Markets cooled off a bit in November following the U.S. Presidential election. The Barclays Investment Grade Corporate Index underperformed equivalent duration U.S. treasuries by 0.87% and the U.S. 10-year treasury yield decreased 0.08% as markets refocused their concerns on the “fiscal cliff” negotiations. The investment grade corporate sector was notably affected, as issuers pushed through issuances planned for early 2013 in order to get ahead of any tax and market uncertainties as a result of the fiscal cliff. Markets ended the year in December on a high note with all major fixed income sectors in the Barclays US Aggregate Bond Index outperforming their respective equivalent duration U.S. treasuries. For example, the investment grade corporate bond sector, as measured by the Barclays Investment Grade Corporate Index, outperformed equivalent duration U.S. treasuries by 0.60%. Furthermore, the 10-year U.S. treasury yield increased by 0.12%. December is traditionally a quiet month as markets slow down heading in to the holiday season. However, investors were kept on their toes this year as the Fed announced another round of quantitative easing on December 12th. The Fed announced their plans to let Operation Twist expire and replaced it with $45 billion of U.S. treasury purchases per month. In addition, the Fed provided a small surprise to the market by announcing a new guidance format for providing clarity on the path of interest rates. The Fed stated that they expect the federal funds rate will need to be low as long as the jobless rate is above 6.5%, shorter-term (between one to two years ahead) inflation is no more than 2.5%, and longer-term inflation is well-anchored. December was also eventful due to the ongoing fiscal cliff negotiations that were drawn out until just before the December 31st deadline. Despite the tense drama, markets had become increasingly optimistic of a non-catastrophic outcome throughout the month and this optimism drove December’s market rally.

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Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

Moderate Strategy Fund
	Total Return
1 Year	11.07%
5 Years	4.18	%§
Inception*	4.31	%§

Barclays U.S. Aggregate Bond Index **
	Total Return
1 Year	4.21%
5 Years	5.95	%§
Inception*	6.10	%§

Russell 1000® Index ***
	Total Return
1 Year	16.42%
5 Years	1.92	%§
Inception*	1.74	%§

12	Moderate Strategy Fund

Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

The Moderate Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide high current income and moderate long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2012?

For the fiscal year ended December 31, 2012, the Moderate Strategy Fund gained 11.07%. This is compared to the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, which gained 4.21% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2012, the Lipper® Mixed Asset Target Allocation Moderate Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 11.49%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s outperformance relative to the Barclays U.S. Aggregate Bond Index was due to the Fund’s out-of-benchmark allocation to equities, global real estate securities and opportunistic credit, which outperformed fixed income securities over the period.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The overall positive market environment for U.S. equities through the fiscal year ended December 31, 2012 provided a tailwind for the Fund’s out of benchmark allocation to U.S. large cap equities, which contributed to positive returns over the fiscal year.

In the U.S., the equity market was dominated by macroeconomic drivers. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%.

Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. During the fourth quarter, despite immediate volatility in the U.S. equity markets following the presidential election in November, investors shifted their focus to the “fiscal cliff” combination of increased taxes and federal spending cuts looming on January 1, 2013. Despite the uncertainty, equity markets continued positive trends in anticipation of a deal to avoid the fiscal cliff. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year ending December 31, 2012 up 16.42%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

The combination of quantitative easing in the U.S., supporting actions by the ECB to support its member countries through unlimited asset purchases, resulted in a positive environment for global equities. In addition, improving economic conditions in China late in the year coupled with the stimulatory environment in developed markets drove emerging markets higher for the fiscal year. The Russell Developed ex-U.S. Index ended the year up 16.73% while the Russell Emerging Markets Index finished up 18.78% for the year. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds positively impacted performance against its pure fixed income benchmark.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 27.73% and outperformed fixed income markets, which benefited the Fund’s allocation to the RIF Real Estate Securities Fund.

In contrast, an allocation to the RIC Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -1.06% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a “risk-on” theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, gained 4.21% for the year but lagged riskier assets such as U.S. equities.

Moderate Strategy Fund	13

Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

The Fund’s strategic allocation to fixed income Underlying Funds was beneficial, as the fixed income Underlying Funds outperformed the Fund’s benchmark primarily due to their out of benchmark fixed income exposures. In particular, the RIF Core Bond Fund’s outperformance was driven by exposure to non-Treasury sectors and non-benchmark securities, such as high yield corporate, non-agency mortgage-backed securities and emerging market debt. These securities outperformed supported by the overall “risk-on” market environment over the fiscal year.

The Fund’s strategic allocation to the RIF Non-U.S. Fund, RIC Russell Emerging Markets Fund, and RIC Russell Global Equity Funds benefited the Fund’s benchmark relative performance, as each outperformed the Fund’s benchmark. From an active management standpoint, performance of these Underlying Funds was mixed. The RIF Non-U.S. Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the RIC Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. For the RIF Non-U.S. Fund, positioning in companies that exhibited slightly higher growth characteristics than the market was beneficial as investors became less skeptical of growth forecasts and more willing to invest in companies geared towards positive economic growth. The fund’s exposure to momentum was positive, especially within information technology companies in emerging markets. For the RIC Russell Global Equity Fund stock selection among U.S. mining stocks and emerging market securities, and an underweight to the strong performing financials sector detracted from performance. The RIC Russell Emerging Markets Fund slightly outperformed emerging markets as represented by the Russell Emerging Markets® Net Index, driven by positive stock selection in Asian countries such as South Korea, China, and Thailand. An underweight to India also added value.

The Fund’s strategic allocation to U.S. equity Underlying Funds benefited the Fund’s benchmark relative performance, as U.S. equities performed particularly well against core fixed income for the period. However, each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the RIF Multi-Style Equity Fund underperformed the Russell 1000® Index for the year, driven by a difficult second quarter as the fund was positioned for economic growth in a market environment that became risk averse. Positions in stocks with above-market growth rates and underweights in stocks with high dividend yield detracted from performance.

The RIC Russell U.S. Defensive Equity Fund’s underperformance was driven by an underweight to the health care sector and overweight to the energy sector. Overweight positions in stocks with low price to earnings and price to cash flow ratios were also negative.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocations to the RIF Real Estate Securities Fund and RIC Russell Global Infrastructure Fund were positive, as these Underlying Funds strongly outperformed the Barclays U.S. Aggregate Bond Index. The Fund’s strategic allocation to the RIC Russell Commodity Strategies Fund detracted, as the commodities asset class underperformed the Barclays U.S. Aggregate Bond Index.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund. Performance of the Fund’s short-term asset allocation modifications fluctuated throughout the fiscal year, but ended the fiscal year modestly negative. This was driven by a negative impact from an overweight to fixed income and underweight to non-U.S. equity markets in the second half of the year during a period of rising equity markets. However, the tilt toward fixed income taken in mid-May successfully helped reduce volatility during a period of notable uncertainty.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the RIC Russell U.S. Dynamic Equity Fund and the RIC Russell Multi-Strategy Alternative Fund as Underlying Funds. The RIC Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the RIC Russell U.S Defensive Equity Fund. The RIC Russell Multi-Strategy Alternative Fund was added as a diversifier to equity returns and was funded by decreasing the Fund’s allocation to equity funds.

Effective August 15, 2012, RIMCo changed the RIC Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the RIC Russell U.S. Defensive Equity Fund.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund.

14	Moderate Strategy Fund

Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

On February 5, 2012 the Fund increased its allocation to each of the RIF Multi-Style Equity Fund and RIC Russell Global Equity Fund by 0.25% above the target strategic allocation and to the RIC Russell Global Opportunistic Credit Fund by 0.20% above the target strategic allocation. The Fund also decreased its allocation to the RIC Russell Investment Grade Bond Fund by 0.70% below the target strategic allocation in response to the improving U.S. and global economic outlook.

On April 19, 2012, the Fund decreased its allocation to the RIC Russell Global Equity Fund back to the target strategic allocation and increased its weight to the RIF Multi-Style Equity Fund to 0.50% above the target strategic allocation in recognition of growing concerns in global equity markets but maintained confidence in the U.S. equity markets.

On May 14, 2012, the Fund shifted to a defensive position in light of increasing policy risk in the European Union and downside risk in global equity markets, decreasing its weight to the RIF Non-U.S. Fund to 2.25% below the target strategic allocation and increasing its weight to each of the RIC Russell Investment Grade Bond Fund and RIF Multi-Style Equity Fund by 1.50% and 0.75%, respectively, above the target strategic allocation.

On October 22, 2012, the Fund shifted back to the target strategic allocation to the RIC Russell Investment Grade Bond Fund, decreased its underweight to the RIF Non-U.S. Fund to 1.75% below the target strategic allocation and maintained a 1.75% overweight to the RIF Multi-Style Equity Fund given mitigation of large tail risk by positive ECB and Fed policy announcements, but continued economic concerns over Europe.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Funds (“RIF”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	The Fund first issued shares on April 30, 2007.

**	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Moderate Strategy Fund	15

Russell Investment Funds

Moderate Strategy Fund

Shareholder Expense Example — December 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fees and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2012	$1,000.00	$1,000.00
Ending Account Value December 31, 2012	$1,059.20	$1,024.63
Expenses Paid During Period*	$0.52	$0.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

16	Moderate Strategy Fund

Russell Investment Funds

Moderate Strategy Fund

Schedule of Investments — December 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.0%
Russell Investment Company (“RIC”) and other Russell Investment Funds (“RIF”) Series Mutual Funds

Alternative Funds - 12.0%
RIC Russell Commodity Strategies Fund Class Y	300,111	2,797
RIC Russell Global Infrastructure Fund Class Y	258,454	2,835
RIC Russell Multi-Strategy Alternative Fund Class Y	278,393	2,828
RIF Global Real Estate Securities Fund	186,192	2,862

		11,322

Domestic Equities - 13.8%
RIC Russell U.S. Defensive Equity Fund Class Y	114,718	3,736
RIC Russell U.S. Dynamic Equity Fund Class Y	189,484	1,893
RIF Aggressive Equity Fund	147,123	1,916
RIF Multi-Style Equity Fund	357,344	5,414

		12,959

Fixed Income - 57.8%
RIC Russell Global Opportunistic Credit Fund Class Y	179,376	1,882
RIC Russell Investment Grade Bond Fund Class Y	838,668	18,778
RIF Core Bond Fund	3,127,299	33,806

		54,466

International Equities - 16.4%
RIC Russell Emerging Markets Fund Class Y	126,327	2,395
RIC Russell Global Equity Fund Class Y	780,237	7,139
RIF Non-U.S. Fund	578,148	5,961

		15,495

Total Investments - 100.0% (identified cost $85,596)		94,242

Other Assets and Liabilities, Net - (0.0%)		(21)

Net Assets - 100.0%		94,221

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund	17

Russell Investment Funds

Moderate Strategy Fund

Presentation of Portfolio Holdings — December 31, 2012

Categories	% of Net Assets

Alternative Funds	12.0
Domestic Equities	13.8
Fixed Income	57.8
International Equities	16.4

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

18	Moderate Strategy Fund

Russell Investment Funds

Moderate Strategy Fund

Statement of Assets and Liabilities — December 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$85,596
Investments, at fair value	94,242
Receivables:
Fund shares sold	141
From affiliates	5

Total assets	94,388

Liabilities
Payables:
Investments purchased	102
Fund shares redeemed	39
Accrued fees to affiliates	5
Other accrued expenses	21

Total liabilities	167

Net Assets	$94,221

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$87
Accumulated net realized gain (loss)	(2,710)
Unrealized appreciation (depreciation) on investments	8,646
Shares of beneficial interest	93
Additional paid-in capital	88,105

Net Assets	$94,221

Net Asset Value, offering and redemption price per share:
Net asset value per share:(#)	$10.10
Net assets	$94,220,867
Shares outstanding ($.01 par value)	9,331,457

(#)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund	19

Russell Investment Funds

Moderate Strategy Fund

Statement of Operations — For the Period Ended December 31, 2012

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$2,676

Expenses
Advisory fees	172
Administrative fees	43
Custodian fees	22
Transfer agent fees	4
Professional fees	35
Trustees’ fees	2
Printing fees	22
Miscellaneous	10

Expenses before reductions	310
Expense reductions	(224)

Net expenses	86

Net investment income (loss)	2,590

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4
Capital gain distributions from Underlying Funds	554

Net realized gain (loss)	558
Net change in unrealized appreciation (depreciation) on investments	5,568

Net realized and unrealized gain (loss)	6,126

Net Increase (Decrease) in Net Assets from Operations	$8,716

See accompanying notes which are an integral part of the financial statements.

20	Moderate Strategy Fund

Russell Investment Funds

Moderate Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,590	$1,844
Net realized gain (loss)	558	196
Net change in unrealized appreciation (depreciation)	5,568	(2,125)

Net increase (decrease) in net assets from operations	8,716	(85)

Distributions
From net investment income	(2,603)	(1,745)
From net realized gain	(420)	—

Net decrease in net assets from distributions	(3,023)	(1,745)

Share Transactions*
Net increase (decrease) in net assets from share transactions	13,472	22,313

Total Net Increase (Decrease) in Net Assets	19,165	20,483

Net Assets
Beginning of period	75,056	54,573

End of period	$94,221	$75,056

Undistributed (overdistributed) net investment income included in net assets	$87	$100

*	Share transaction amounts (in thousands) for the periods ended December 31, 2012 and December 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	1,944	$19,209	2,646	$25,578
Proceeds from reinvestment of distributions	304	3,023	183	1,744
Payments for shares redeemed	(890)	(8,760)	(518)	(5,009)

Total increase (decrease)	1,358	$13,472	2,311	$22,313

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund	21

Russell Investment Funds

Moderate Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
December 31, 2012	9.41	.30	.73	1.03	(.29)	(.05)	—
December 31, 2011	9.64	.27	(.26)	.01	(.24)	—	—
December 31, 2010	8.95	.42	.69	1.11	(.41)	—	(.01)
December 31, 2009	7.67	.36	1.34	1.70	(.37)	(.05)	—
December 31, 2008	9.99	.33	(2.32)	(1.99)	(.23)	(.10)	—

See accompanying notes which are an integral part of the financial statements.

22	Moderate Strategy Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate
(.34)	10.10	11.07	94,221	.36	.10	3.01	20
(.24)	9.41	.12	75,056	.38	.10	2.80	10
(.42)	9.64	12.62	54,573	.44	.10	4.56	45
(.42)	8.95	23.09	35,671	.48	.10	4.40	21
(.33)	7.67	(20.39)	19,308	.53	.11	3.77	39

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund	23

Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

Balanced Strategy Fund
	Total Return
1 Year	12.95%
5 Years	2.79	%§
Inception*	2.95	%§

Barclays U.S. Aggregate Bond Index **
	Total Return
1 Year	4.21%
5 Years	5.95	%§
Inception*	6.10	%§

Russell 1000® Index ***
	Total Return
1 Year	16.42%
5 Years	1.92	%§
Inception*	1.74	%§

Russell Developed ex-U.S. Large Cap® Index Net ****
	Total Return
1 Year	16.73%
5 Years	(3.23	)%§
Inception*	(2.22	)%§

24	Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

The Balanced Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide above average capital appreciation and a moderate level of current income.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2012?

For the fiscal year ended December 31, 2012, the Balanced Strategy Fund gained 12.95%. This is compared to the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, which gained 4.21% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2012, the Lipper® Mixed Asset Target Allocation Moderate Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 11.49%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s outperformance relative to the Barclays U.S. Aggregate Bond Index was due to the Fund’s out-of-benchmark allocation to equities, global real estate securities and opportunistic credit, which outperformed fixed income securities over the period.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The overall positive market environment for U.S. equities through the fiscal year ended December 31, 2012 provided a tailwind for the Fund’s out of benchmark allocation to U.S. large cap equities, which contributed to positive returns over the fiscal year.

In the U.S., the equity market was dominated by macroeconomic drivers. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market

sentiment, pushing the Russell 1000® Index down 6.15%. Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. During the fourth quarter, despite immediate volatility in the U.S. equity markets following the presidential election in November, investors shifted their focus to the “fiscal cliff” combination of increased taxes and federal spending cuts looming on January 1, 2013. Despite the uncertainty, equity markets continued positive trends in anticipation of a deal to avoid the fiscal cliff. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year ending December 31, 2012 up 16.42%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

The combination of quantitative easing in the U.S., supporting actions by the ECB to support its member countries through unlimited asset purchases, resulted in a positive environment for global equities. In addition, improving economic conditions in China late in the year coupled with the stimulatory environment in developed markets drove emerging markets higher for the fiscal year. The Russell Developed ex-U.S. Index ended the year up 16.73% while the Russell Emerging Markets Index finished up 18.78% for the year. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds positively impacted performance against its pure fixed income benchmark.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 27.73% and outperformed fixed income markets, which benefited the Fund’s allocation to the RIF Real Estate Securities Fund.

In contrast, an allocation to the RIC Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -1.06% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a “risk-on” theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, gained 4.21% for the year but lagged riskier assets such as U.S. equities.

Balanced Strategy Fund	25

Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

The Fund’s strategic allocation to fixed income Underlying Funds was beneficial, as the fixed income Underlying Funds outperformed the Fund’s benchmark primarily due to their out of benchmark fixed income exposures. In particular, the RIF Core Bond Fund’s outperformance was driven by exposure to non-Treasury sectors and non-benchmark securities, such as high yield corporate, non-agency mortgage-backed securities and emerging market debt. These securities outperformed supported by the overall “risk-on” market environment over the fiscal year.

The Fund’s strategic allocation to the RIF Non-U.S. Fund, RIC Russell Emerging Markets Fund, and RIC Russell Global Equity Funds benefited the Fund’s benchmark relative performance, as each outperformed the Fund’s benchmark. From an active management standpoint, performance of these Underlying Funds was mixed. The RIF Non-U.S. Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the RIC Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. For the RIF Non-U.S. Fund, positioning in companies that exhibited slightly higher growth characteristics than the market was beneficial as investors became less skeptical of growth forecasts and more willing to invest in companies geared towards positive economic growth. The fund’s exposure to momentum was positive, especially within information technology companies in emerging markets. For the RIC Russell Global Equity Fund, stock selection among U.S. mining stocks and emerging market securities, and an underweight to the strong performing financials sector detracted from performance. The RIC Russell Emerging Markets Fund slightly outperformed emerging markets as represented by the Russell Emerging Markets® Net Index, driven by positive stock selection in Asian countries such as South Korea, China, and Thailand. An underweight to India also added value.

The Fund’s strategic allocation to U.S. equity Underlying Funds benefited the Fund’s benchmark relative performance, as U.S. equities performed particularly well against core fixed income for the period. However, each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the RIF Multi-Style Equity Fund underperformed the Russell 1000® Index for the year, driven by a difficult second quarter as the fund was positioned for economic growth in a market environment that became risk averse. Positions in stocks with above-market growth rates and underweights in stocks with high dividend yield detracted from performance.

The RIC Russell U.S. Defensive Equity Fund’s underperformance was driven by an underweight to the health care sector and overweight to the energy sector. Overweight positions in stocks with low price to earnings and price to cash flow ratios were also negative.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocations to the RIF Real Estate Securities Fund and RIC Russell Global Infrastructure Fund were positive, as these Underlying Funds strongly outperformed the Barclays U.S. Aggregate Bond Index. The Fund’s strategic allocation to the RIC Russell Commodity Strategies Fund detracted, as the commodities asset class underperformed the Barclays U.S. Aggregate Bond Index.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund. Performance of the Fund’s short-term asset allocation modifications fluctuated throughout the fiscal year, but ended the fiscal year modestly negative. This was driven by a negative impact from an overweight to fixed income and underweight to non-U.S. equity markets in the second half of the year during a period of rising equity markets. However, the tilt toward fixed income taken in mid-May successfully helped reduce volatility during a period of notable uncertainty.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the RIC Russell U.S. Dynamic Equity Fund and the RIC Russell Multi-Strategy Alternative Fund as Underlying Funds. The RIC Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the RIC Russell U.S Defensive Equity Fund. The RIC Russell Multi-Strategy Alternative Fund was added as a diversifier to equity returns and was funded by decreasing the Fund’s allocation to equity funds.

Effective August 15, 2012, RIMCo changed the RIC Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the RIC Russell U.S. Defensive Equity Fund.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund.

26	Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

On February 5, 2012, the Fund increased its allocation to each of the RIF Multi-Style U.S. Equity Fund, RIC Russell Global Equity Fund and RIC Russell Global Opportunistic Credit Fund by 0.50%, 0.30% and 0.20%, respectively, above the target strategic allocation. The Fund also decreased its allocation to the RIF Core Bond Fund by 1.00% below the target strategic allocation in response to the improving U.S. and global economic outlook.

On April 19, 2012, the Fund decreased its allocation to the RIC Russell Global Equity Fund back to the target strategic allocation and increased its weight to the RIF Multi-Style Equity Fund to 0.80% above the target strategic allocation in recognition of growing concerns in global equity markets but maintained confidence in the U.S. equity markets.

On May 14, 2012, the Fund shifted to a defensive position in light of increasing policy risk in the European Union and downside risk in global equity markets, decreasing its weight to the RIF Non-U.S. Fund to 3.00% below the target strategic allocation and increasing its weight to each of the RIF Core Bond Fund and RIF Multi-Style Equity Fund by 2.00% and 1.00%, respectively, above the target strategic allocation.

On October 22, 2012, the Fund shifted back to the target strategic allocation to the Russell Strategic Bond Fund, decreased its underweight to the RIF Non-U.S. Fund to 2.00% below the target strategic allocation and maintained a 2.00% overweight to the RIF Multi-Style Equity Fund given mitigation of large tail risk by positive ECB and Fed policy announcements, but continued economic concerns over Europe.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Funds (“RIF”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	The Fund first issued shares on April 30, 2007.

**	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

****

Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Balanced Strategy Fund	27

Russell Investment Funds

Balanced Strategy Fund

Shareholder Expense Example — December 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fees and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2012	$1,000.00	$1,000.00
Ending Account Value
December 31, 2012	$1,073.30	$1,024.63
Expenses Paid During Period*	$0.52	$0.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

28	Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Schedule of Investments — December 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.0%
Russell Investment Company (“RIC”) and other Russell Investment Funds (“RIF”) Series Mutual Funds

Alternative Funds - 13.0%
RIC Russell Commodity Strategies Fund Class Y	1,080,467	10,070
RIC Russell Global Infrastructure Fund Class Y	692,396	7,596
RIC Russell Multi-Strategy Alternative Fund Class Y	746,176	7,581
RIF Global Real Estate Securities Fund	495,060	7,609

		32,856

Domestic Equities - 24.1%
RIC Russell U.S. Defensive Equity Fund Class Y	388,124	12,641
RIC Russell U.S. Dynamic Equity Fund Class Y	1,400,927	13,995
RIF Aggressive Equity Fund	784,956	10,220
RIF Multi-Style Equity Fund	1,590,267	24,093

		60,949

Fixed Income - 37.8%
RIC Russell Global Opportunistic Credit Fund Class Y	722,098	7,575
RIF Core Bond Fund	8,165,491	88,269

		95,844

International Equities - 25.1%
RIC Russell Emerging Markets Fund Class Y	471,936	8,948
RIC Russell Global Equity Fund Class Y	2,634,105	24,102
RIF Non-U.S. Fund	2,950,081	30,415

		63,465

Total Investments - 100.0% (identified cost $226,881)		253,114

Other Assets and Liabilities, Net - (0.0%)		(34)

Net Assets - 100.0%		253,080

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund	29

Russell Investment Funds

Balanced Strategy Fund

Presentation of Portfolio Holdings — December 31, 2012

Categories	% of Net Assets

Alternative Funds	13.0
Domestic Equities	24.1
Fixed Income	37.8
International Equities	25.1

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

30	Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Statement of Assets and Liabilities — December 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$226,881
Investments, at fair value	253,114
Receivables:
Fund shares sold	203
From affiliates	12

Total assets	253,329

Liabilities
Payables:
Investments purchased	203
Accrued fees to affiliates	13
Other accrued expenses	33

Total liabilities	249

Net Assets	$253,080

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$161
Accumulated net realized gain (loss)	(8,490)
Unrealized appreciation (depreciation) on investments	26,233
Shares of beneficial interest	265
Additional paid-in capital	234,911

Net Assets	$253,080

Net Asset Value, offering and redemption price per share:
Net asset value per share:(#)	$9.55
Net assets	$253,079,667
Shares outstanding ($.01 par value)	26,503,811

(#)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund	31

Russell Investment Funds

Balanced Strategy Fund

Statement of Operations — For the Period Ended December 31, 2012

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$5,930

Expenses
Advisory fees	458
Administrative fees	114
Custodian fees	21
Transfer agent fees	10
Professional fees	51
Trustees’ fees	6
Printing fees	53
Miscellaneous	12

Expenses before reductions	725
Expense reductions	(496)

Net expenses	229

Net investment income (loss)	5,701

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,624)
Capital gain distributions from Underlying Funds	918

Net realized gain (loss)	(706)
Net change in unrealized appreciation (depreciation) on investments	22,155

Net realized and unrealized gain (loss)	21,449

Net Increase (Decrease) in Net Assets from Operations	$27,150

See accompanying notes which are an integral part of the financial statements.

32	Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$5,701	$4,410
Net realized gain (loss)	(706)	861
Net change in unrealized appreciation (depreciation)	22,155	(10,967)

Net increase (decrease) in net assets from operations	27,150	(5,696)

Distributions
From net investment income	(5,712)	(4,238)

Net decrease in net assets from distributions	(5,712)	(4,238)

Share Transactions*
Net increase (decrease) in net assets from share transactions	30,573	53,881

Total Net Increase (Decrease) in Net Assets	52,011	43,947

Net Assets
Beginning of period	201,069	157,122

End of period	$253,080	$201,069

Undistributed (overdistributed) net investment income included in net assets	$161	$172

*	Share transaction amounts (in thousands) for the periods ended December 31, 2012 and December 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	4,174	$38,630	6,359	$58,019
Proceeds from reinvestment of distributions	609	5,712	477	4,238
Payments for shares redeemed	(1,496)	(13,769)	(941)	(8,376)

Total increase (decrease)	3,287	$30,573	5,895	$53,881

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund	33

Russell Investment Funds

Balanced Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
December 31, 2012	8.66	.23	.89	1.12	(.23)	—	—
December 31, 2011	9.07	.21	(.42)	(.21)	(.20)	—	—
December 31, 2010	8.25	.31	.84	1.15	(.31)	—	(.02)
December 31, 2009	6.80	.26	1.47	1.73	(.24)	(.04)	—
December 31, 2008	9.93	.23	(2.88)	(2.65)	(.21)	(.27)	—

See accompanying notes which are an integral part of the financial statements.

34	Balanced Strategy Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate
(.23)	9.55	12.95	253,080	.32	.10	2.49	21
(.20)	8.66	(2.40)	201,069	.31	.10	2.36	8
(.33)	9.07	14.06	157,122	.36	.10	3.67	23
(.28)	8.25	26.23	105,185	.35	.09	3.62	8
(.48)	6.80	(27.70)	60,158	.35	.08	2.75	16

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund	35

Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

Growth Strategy Fund
	Total Return
1 Year	14.22%
5 Years	1.13	%§
Inception*	1.37	%§

Russell 1000® Index **
	Total Return
1 Year	16.42%
5 Years	1.92	%§
Inception*	1.74	%§

Barclays U.S. Aggregate Bond Index ***
	Total Return
1 Year	4.21%
5 Years	5.95	%§
Inception*	6.10	%§

Russell Developed ex-U.S. Large Cap® Index Net ****
	Total Return
1 Year	16.73%
5 Years	(3.23	)%§
Inception*	(2.22	)%§

36	Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

The Growth Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide high long term capital appreciation with low current income.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2012?

For the fiscal year ended December 31, 2012, the Growth Strategy Fund gained 14.22%. This is compared to the Fund’s primary benchmark, the Russell 1000® Index, which gained 16.42% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2012, the Lipper® Mixed Asset Target Allocation Growth Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 12.69%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s underperformance relative to the Russell 1000® Index was due to the Fund’s out-of-benchmark allocations U.S. small cap equities, commodity-linked securities, listed infrastructure and fixed income securities, which generally underperformed the U.S. large cap equity market as represented by the Russell 1000® Index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The underperformance of U.S. small cap equities, commodity-linked securities, listed infrastructure and fixed income securities relative to U.S. large cap equities, as represented by the Fund’s Russell 1000® Index benchmark, was a headwind for the Fund’s benchmark relative performance.

In the U.S., the equity market was dominated by macroeconomic drivers. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%.

Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. During the fourth quarter, despite immediate volatility in the U.S. equity markets following the presidential election in November, investors shifted their focus to the “fiscal cliff” combination of increased taxes and federal spending cuts looming on January 1, 2013. Despite the uncertainty, equity markets continued positive trends in anticipation of a deal to avoid the fiscal cliff. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year ending December 31, 2012 up 16.42%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

The combination of quantitative easing in the U.S., supporting actions by the ECB to support its member countries through unlimited asset purchases, resulted in a positive environment for global equities. In addition, improving economic conditions in China late in the year coupled with the stimulatory environment in developed markets drove emerging markets higher for the fiscal year. The Russell Developed ex-U.S. Index ended the year up 16.73% while the Russell Emerging Markets Index finished up 18.78% for the year. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds positively impacted performance against its U.S equity benchmark.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 27.73% and outperformed U.S. equities, which benefited the Fund’s allocation to the RIF Real Estate Securities Fund.

In contrast, an allocation to the RIC Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -1.06% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a “risk-on” theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Barclays U.S. Aggregate Bond Index gained 4.21% for the year but lagged riskier assets such as U.S. equities.

Growth Strategy Fund	37

Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

The Fund’s strategic allocation to the RIF Non-U.S. Fund, RIC Russell Emerging Markets Fund, and RIC Russell Global Equity Funds provided mixed results in terms of the Fund’s benchmark relative performance; The RIF Non-U.S. Fund and RIC Russell Emerging Markets Fund outperformed the Russell 1000® Index while the RIC Russell Global Equity Fund underperformed the Russell 1000® Index. From an active management standpoint, performance of these Underlying Funds was mixed. The RIF Non-U.S. Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the RIC Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. For the RIF Non-U.S. Fund, positioning in companies that exhibited slightly higher growth characteristics than the market was beneficial as investors became less skeptical of growth forecasts and more willing to invest in companies geared towards positive economic growth. The fund’s exposure to momentum was positive, especially within information technology companies in emerging markets. For the RIC Russell Global Equity Fund, stock selection among U.S. mining stocks and emerging market securities, and an underweight to the strong performing financials sector detracted from performance. The RIC Russell Emerging Markets Fund slightly outperformed emerging markets represented by the Russell Emerging Markets® Net Index, driven by positive stock selection in Asian countries such as South Korea, China, and Thailand. An underweight to India also added value.

The Fund’s strategic allocation to U.S. equity Underlying Funds detracted from performance. Each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the RIF Multi-Style Equity Fund underperformed the Russell 1000® Index for the year, driven by a difficult second quarter as the fund was positioned for economic growth in a market environment that became risk averse. Positions in stocks with above-market growth rates and underweights in stocks with high dividend yield detracted from performance.

The Fund’s strategic allocation to fixed income Underlying Funds detracted, as the fixed income Underlying Funds underperformed the Fund’s benchmark. Underlying active management was positive, as the fixed income Underlying Funds outperformed their benchmarks for the year. In particular, the RIF Core Bond Fund’s outperformance was driven by exposure to non-Treasury sectors and non-benchmark securities, such as high yield corporate, non-agency mortgage-backed securities and emerging market debt. These securities outperformed supported by the overall “risk-on” market environment over the fiscal year.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocation to the RIF Real Estate Securities Fund was positive, as the fund outperformed the Russell 1000® Index. The Fund’s strategic allocation to the RIC Russell Commodity Strategies Fund and RIC Russell Global Infrastructure Fund detracted, as the commodities and infrastructure asset classes underperformed the Russell 1000® Index.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund. Performance of the Fund’s short-term asset allocation modifications fluctuated throughout the fiscal year, but ended the fiscal year modestly negative. This was driven by a negative impact from an overweight to fixed income and underweight to non-U.S. equity markets in the second half of the year during a period of rising equity markets. However, the tilt toward fixed income taken in mid-May successfully helped reduce volatility during a period of notable uncertainty.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the RIC Russell U.S. Dynamic Equity Fund and the RIC Russell Multi-Strategy Alternative Fund as Underlying Funds. The RIC Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the RIC Russell U.S Defensive Equity Fund. The RIC Russell Multi-Strategy Alternative Fund was added as a diversifier to equity returns and was funded by decreasing the Fund’s allocation to equity funds.

Effective August 15, 2012, RIMCo changed the RIC Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the RIC Russell U.S. Defensive Equity Fund.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund.

On February 5, 2012, the Fund increased its allocation to each of the RIF Multi-Style U.S. Equity Fund, Russell Global Equity Fund and RIC Russell Global Opportunistic Credit Fund by 0.55%, 0.50% and 0.25%, respectively, above the target strategic allocation. The Fund also decreased its allocation to the RIF Core Bond Fund by 1.30% below the target strategic allocation in response to the improving U.S. and global economic outlook.

38	Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

On April 19, 2012, the Fund decreased its allocation to the RIC Russell Global Equity Fund back to the target strategic allocation and increased its weight to the RIF Multi-Style Equity Fund to 1.05% above the target strategic allocation in recognition of growing concerns in global equity markets but maintained confidence in the U.S. equity markets.

On May 14, 2012, the Fund shifted to a defensive position in light of increasing policy risk in the European Union and downside risk in global equity markets, decreasing its weight to the RIF Non-U.S. Fund to 3.00% below the target strategic allocation and increasing its weight to each of the RIF Core Bond Fund and RIF Multi-Style Equity Fund by 2.50% and 0.50%, respectively, above the target strategic allocation.

On October 22, 2012, the Fund shifted back to the target strategic allocation to the RIF Core Bond Fund, decreased its underweight to the RIF Non-U.S. Fund to 2.25% below the target strategic allocation and maintained a 2.25% overweight to the RIF Multi-Style Equity Fund given mitigation of large tail risk by positive ECB and Fed policy announcements, but continued economic concerns over Europe.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Funds (“RIF”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	The Fund first issued shares on April 30, 2007.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Growth Strategy Fund	39

Russell Investment Funds

Growth Strategy Fund

Shareholder Expense Example — December 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fees and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2012	$1,000.00	$1,000.00
Ending Account Value
December 31, 2012	$1,084.80	$1,024.63
Expenses Paid During Period*	$0.52	$0.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

40	Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Schedule of Investments — December 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.0%
Russell Investment Company (“RIC”) and other Russell Investment Funds (“RIF”) Series Mutual Funds

Alternative Funds - 17.9%
RIC Russell Commodity Strategies Fund Class Y	922,153	8,595
RIC Russell Global Infrastructure Fund Class Y	528,820	5,801
RIC Russell Multi-Strategy Alternative Fund Class Y	570,995	5,801
RIF Global Real Estate Securities Fund	381,210	5,859

		26,056

Domestic Equities - 29.7%
RIC Russell U.S. Defensive Equity Fund Class Y	241,923	7,879
RIC Russell U.S. Dynamic Equity Fund Class Y	943,879	9,429
RIF Aggressive Equity Fund	619,352	8,064
RIF Multi-Style Equity Fund	1,168,680	17,706

		43,078

Fixed Income - 18.9%
RIC Russell Global Opportunistic Credit Fund Class Y	551,645	5,787
RIF Core Bond Fund	2,003,984	21,663

		27,450

International Equities - 33.5%
RIC Russell Emerging Markets Fund Class Y	349,598	6,629
RIC Russell Global Equity Fund Class Y	2,072,493	18,963
RIF Non-U.S. Fund	2,231,499	23,007

		48,599

Total Investments - 100.0% (identified cost $129,825)		145,183

Other Assets and Liabilities, Net - (0.0%)		(28)

Net Assets - 100.0%		145,155

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund	41

Russell Investment Funds

Growth Strategy Fund

Presentation of Portfolio Holdings — December 31, 2012

Categories	% of Net Assets

Alternative Funds	17.9
Domestic Equities	29.7
Fixed Income	18.9
International Equities	33.5

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

42	Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Statement of Assets and Liabilities — December 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$129,825
Investments, at fair value	145,183
Receivables:
Fund shares sold	62
From affiliates	6

Total assets	145,251

Liabilities
Payables:
Investments purchased	62
Accrued fees to affiliates	7
Other accrued expenses	27

Total liabilities	96

Net Assets	$145,155

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$70
Accumulated net realized gain (loss)	(7,046)
Unrealized appreciation (depreciation) on investments	15,358
Shares of beneficial interest	162
Additional paid-in capital	136,611

Net Assets	$145,155

Net Asset Value, offering and redemption price per share:
Net asset value per share:(#)	$8.97
Net assets	$145,155,204
Shares outstanding ($.01 par value)	16,183,347

(#)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund	43

Russell Investment Funds

Growth Strategy Fund

Statement of Operations — For the Period Ended December 31, 2012

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$2,824

Expenses
Advisory fees	260
Administrative fees	65
Custodian fees	22
Transfer agent fees	6
Professional fees	41
Trustees’ fees	4
Printing fees	29
Miscellaneous	10

Expenses before reductions	437
Expense reductions	(307)

Net expenses	130

Net investment income (loss)	2,694

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,063)
Capital gain distributions from Underlying Funds	278

Net realized gain (loss)	(785)
Net change in unrealized appreciation (depreciation) on investments	14,971

Net realized and unrealized gain (loss)	14,186

Net Increase (Decrease) in Net Assets from Operations	$16,880

See accompanying notes which are an integral part of the financial statements.

44	Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,694	$2,114
Net realized gain (loss)	(785)	38
Net change in unrealized appreciation (depreciation)	14,971	(7,848)

Net increase (decrease) in net assets from operations	16,880	(5,696)

Distributions
From net investment income	(2,688)	(2,051)

Net decrease in net assets from distributions	(2,688)	(2,051)

Share Transactions*
Net increase (decrease) in net assets from share transactions	19,484	28,634

Total Net Increase (Decrease) in Net Assets	33,676	20,887

Net Assets
Beginning of period	111,479	90,592

End of period	$145,155	$111,479

Undistributed (overdistributed) net investment income included in net assets	$70	$64

*	Share transaction amounts (in thousands) for the periods ended December 31, 2012 and December 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	3,017	$25,939	3,807	$32,607
Proceeds from reinvestment of distributions	306	2,689	249	2,050
Payments for shares redeemed	(1,059)	(9,144)	(702)	(6,023)

Total increase (decrease)	2,264	$19,484	3,354	$28,634

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund	45

Russell Investment Funds

Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
December 31, 2012	8.01	.18	.95	1.13	(.17)	—	—
December 31, 2011	8.57	.17	(.57)	(.40)	(.16)	—	—
December 31, 2010	7.66	.23	.91	1.14	(.22)	—	(.01)
December 31, 2009	6.11	.19	1.56	1.75	(.17)	(.03)	—
December 31, 2008	9.90	.15	(3.46)	(3.31)	(.14)	(.34)	—

See accompanying notes which are an integral part of the financial statements.

46	Growth Strategy Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate
(.17)	8.97	14.22	145,155	.34	.10	2.07	25
(.16)	8.01	(4.73)	111,479	.34	.10	2.02	10
(.23)	8.57	15.06	90,592	.39	.10	2.88	29
(.20)	7.66	29.43	61,506	.40	.09	2.80	6
(.48)	6.11	(34.73)	34,742	.40	.04	1.85	10

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund	47

Russell Investment Funds

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

Equity Growth Strategy Fund
	Total Return
1 Year	15.68%
5 Years	(0.65	)%§
Inception*	(0.36	)%§

Russell 1000® Index **
	Total Return
1 Year	16.42%
5 years	1.92	%§
Inception*	1.74	%§

Russell Developed ex-U.S. Large Cap® Index Net ***
	Total Return
1 Year	16.73%
5 Years	(3.23	)%§
Inception*	(2.22	)%§

48	Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

The Equity Growth Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide high long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2012?

For the fiscal year ended December 31, 2012, the Equity Growth Strategy Fund gained 15.68%. This is compared to the Fund’s primary benchmark, the Russell 1000® Index, which gained 16.42% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2012, the Lipper® Global Multi-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 13.97%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s underperformance relative to the Russell 1000® Index was due to the Fund’s out-of-benchmark allocations to U.S. small cap equities, fixed income securities and commodity-linked securities, which generally underperformed the U.S. large cap equity market as represented by the Russell 1000® Index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The underperformance of U.S. small cap equities, commodity-linked securities, listed infrastructure and fixed income securities relative to U.S. large cap equities, as represented by the Fund’s Russell 1000® Index benchmark, was a headwind for the Fund’s benchmark relative performance.

In the U.S., the equity market was dominated by macroeconomic drivers. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%. Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. During the fourth quarter, despite immediate volatility in the U.S. equity markets following the presidential election in November, investors shifted their focus to the “fiscal cliff” combination of increased taxes and federal spending cuts looming on January 1, 2013. Despite the uncertainty, equity markets continued positive trends in anticipation of a deal to avoid the fiscal cliff. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year ending December 31, 2012 up 16.42%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

The combination of quantitative easing in the U.S., supporting actions by the ECB to support its member countries through unlimited asset purchases, resulted in a positive environment for global equities. In addition, improving economic conditions in China late in the year coupled with the stimulatory environment in developed markets drove emerging markets higher for the fiscal year. The Russell Developed ex-U.S. Index ended the year up 16.73% while the Russell Emerging Markets Index finished up 18.78% for the year. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds positively impacted performance against its U.S equity benchmark.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 27.73% and outperformed U.S. equities, which benefited the Fund’s allocation to the RIF Real Estate Securities Fund.

In contrast, an allocation to the RIC Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -1.06% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a “risk-on” theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Barclays U.S. Aggregate Bond Index gained 4.21% for the year but lagged riskier assets such as U.S. equities.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

Equity Growth Strategy Fund	49

Russell Investment Funds

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

The Fund’s strategic allocation to the RIF Non-U.S. Fund, RIC Russell Emerging Markets Fund, and RIC Russell Global Equity Funds provided mixed results in terms of the Fund’s benchmark relative performance; The RIF Non-U.S. Fund and RIC Russell Emerging Markets Fund outperformed the Russell 1000® Index while the RIC Russell Global Equity Fund underperformed the Russell 1000® Index. From an active management standpoint, performance of these Underlying Funds was mixed. The RIF Non-U.S. Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the RIC Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. For the RIF Non-U.S. Fund, positioning in companies that exhibited slightly higher growth characteristics than the market was beneficial as investors became less skeptical of growth forecasts and more willing to invest in companies geared towards positive economic growth. The fund’s exposure to momentum was positive, especially within information technology companies in emerging markets. For the RIC Russell Global Equity Fund, stock selection among U.S. mining stocks and emerging market securities, and an underweight to the strong performing financials sector detracted from performance. The RIC Russell Emerging Markets Fund slightly outperformed emerging Markets as represented by the Russell Emerging Markets® Net Index, driven by positive stock selection in Asian countries such as South Korea, China, and Thailand. An underweight to India also added value.

The Fund’s strategic allocation to U.S. equity Underlying Funds detracted from performance. Each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the RIF Multi-Style Equity Fund underperformed the Russell 1000® Index for the year, driven by a difficult second quarter as the fund was positioned for economic growth in a market environment that became risk averse. Positions in stocks with above-market growth rates and underweights in stocks with high dividend yield detracted from performance.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocation to the RIF Real Estate Securities Fund was positive, as the fund outperformed the Russell 1000® Index. The Fund’s strategic allocation to the RIC Russell Commodity Strategies Fund and RIC Russell Global Infrastructure Fund detracted, as the commodities and infrastructure asset classes underperformed the Russell 1000® Index.

The Fund’s strategic allocation to the RIC Russell Global Opportunistic Credit Fund was positive, as it outperformed the Russell 1000® Index. This was primarily due to the strong environment for spread fixed income products (such as corporate high yield and emerging market debt). However, from an active management standpoint, the RIC Russell Global Opportunistic Credit Fund underperformed its global high yield fixed income benchmark, the BofA Merrill Lynch Global High Yield Index (U.S. dollar hedged).

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund. Performance of the Fund’s short-term asset allocation modifications fluctuated throughout the fiscal year, but ended the fiscal year modestly negative. This was driven by a negative impact from an overweight to U.S. equities and underweight to non-U.S. equities in the second half of the year during a period when non-U.S. equity markets outpaced the U.S. equity market.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the RIC Russell U.S. Dynamic Equity Fund and the RIC Russell Multi-Strategy Alternative Fund as Underlying Funds. The RIC Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the RIC Russell U.S Defensive Equity Fund. The RIC Russell Multi-Strategy Alternative Fund was added as a diversifier to equity returns and was funded by decreasing the Fund’s allocation to equity funds.

Effective August 15, 2012, RIMCo changed the RIC Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the RIC Russell U.S. Defensive Equity Fund.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund.

On May 14, 2012, the Fund shifted to a defensive position in light of increasing policy risk in the European Union and downside risk in global equity markets, decreasing its weight to the RIF Non-U.S. Fund to 2.00% below the target strategic allocation and increasing its weight to the RIF Multi-Style Equity Fund by 2.00% above the target strategic allocation.

On June 6, 2012, in recognition of further concerns over stability in the Eurozone and ECB policy uncertainty, the Fund further decreased its weight to the RIF Non-U.S. Fund to 3.00% below the target strategic allocation and increased its weight to the RIC Russell Global Opportunistic Credit Fund to 1.00% above the target strategic allocation.

On October 22, 2012, the Fund shifted back to the target strategic allocation to the RIC Russell Global Opportunistic Credit Fund, decreased its underweight to the RIF Non-U.S. Fund to 2.50% below the target strategic allocation and

50	Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

maintained a 2.50% overweight to the RIF Multi-Style Equity Fund given mitigation of large tail risk by positive ECB and Fed policy announcements, but continued economic concerns over Europe.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in

RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Funds (“RIF”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	The Fund first issued shares on April 30, 2007.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***

Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Equity Growth Strategy Fund	51

Russell Investment Funds

Equity Growth Strategy Fund

Shareholder Expense Example — December 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fees and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2012	$1,000.00	$1,000.00
Ending Account Value
December 31, 2012	$1,095.00	$1,024.63
Expenses Paid During Period*	$0.53	$0.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

52	Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Schedule of Investments — December 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.0%
Russell Investment Company (“RIC”) and other Russell Investment Funds (“RIF”) Series Mutual Funds

Alternative Funds - 20.0%
RIC Russell Commodity Strategies Fund Class Y	251,018	2,340
RIC Russell Global Infrastructure Fund Class Y	142,599	1,564
RIC Russell Multi-Strategy Alternative Fund Class Y	192,207	1,953
RIF Global Real Estate Securities Fund	127,528	1,960

		7,817

Domestic Equities - 36.0%
RIC Russell U.S. Defensive Equity Fund Class Y	65,996	2,150
RIC Russell U.S. Dynamic Fund Class Y	373,313	3,729
RIF Aggressive Equity Fund	196,717	2,561
RIF Multi-Style Equity Fund	374,550	5,674

		14,114

Fixed Income - 5.0%
RIC Russell Global Opportunistic Credit Fund Class Y	185,996	1,951

International Equities - 39.0%
RIC Russell Emerging Markets Fund Class Y	135,225	2,564
RIC Russell Global Equity Fund Class Y	555,931	5,087
RIF Non-U.S. Fund	739,587	7,625

		15,276

Total Investments - 100.0% (identified cost $33,046)		39,158

Other Assets and Liabilities, Net - (0.0%)		(18)

Net Assets - 100.0%		39,140

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund	53

Russell Investment Funds

Equity Growth Strategy Fund

Presentation of Portfolio Holdings — December 31, 2012

Categories	% of Net Assets

Alternative Funds	20.0
Domestic Equities	36.0
Fixed Income	5.0
International Equities	39.0

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

54	Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Statement of Assets and Liabilities — December 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$33,046
Investments, at fair value	39,158
Receivables:
Fund shares sold	34
From affiliates	1

Total assets	39,193

Liabilities
Payables:
Investments purchased	34
Accrued fees to affiliates	2
Other accrued expenses	17

Total liabilities	53

Net Assets	$39,140

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$50
Accumulated net realized gain (loss)	(5,488)
Unrealized appreciation (depreciation) on investments	6,112
Shares of beneficial interest	48
Additional paid-in capital	38,418

Net Assets	$39,140

Net Asset Value, offering and redemption price per share:
Net asset value per share:(#)	$8.21
Net assets	$39,139,502
Shares outstanding ($.01 par value)	4,768,964

(#)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund	55

Russell Investment Funds

Equity Growth Strategy Fund

Statement of Operations — For the Period Ended December 31, 2012

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$698

Expenses
Advisory fees	74
Administrative fees	18
Custodian fees	19
Transfer agent fees	2
Professional fees	31
Trustees’ fees	1
Printing fees	9
Miscellaneous	8

Expenses before reductions	162
Expense reductions	(125)

Net expenses	37

Net investment income (loss)	661

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4
Capital gain distributions from Underlying Funds	23

Net realized gain (loss)	27
Net change in unrealized appreciation (depreciation) on investments	4,502

Net realized and unrealized gain (loss)	4,529

Net Increase (Decrease) in Net Assets from Operations	$5,190

See accompanying notes which are an integral part of the financial statements.

56	Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$661	$514
Net realized gain (loss)	27	(91)
Net change in unrealized appreciation (depreciation)	4,502	(2,499)

Net increase (decrease) in net assets from operations	5,190	(2,076)

Distributions
From net investment income	(652)	(473)

Net decrease in net assets from distributions	(652)	(473)

Share Transactions*
Net increase (decrease) in net assets from share transactions	3,757	6,578

Total Net Increase (Decrease) in Net Assets	8,295	4,029

Net Assets
Beginning of period	30,845	26,816

End of period	$39,140	$30,845

Undistributed (overdistributed) net investment income included in net assets	$50	$41

*	Share transaction amounts (in thousands) for the periods ended December 31, 2012 and December 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	1,330	$10,387	1,436	$11,225
Proceeds from reinvestment of distributions	81	652	64	473
Payments for shares redeemed	(915)	(7,282)	(655)	(5,120)

Total increase (decrease)	496	$3,757	845	$6,578

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund	57

Russell Investment Funds

Equity Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
December 31, 2012	7.22	.15	.98	1.13	(.14)	—	—
December 31, 2011	7.82	.13	(.61)	(.48)	(.12)	—	—
December 31, 2010	6.98	.14	.91	1.05	(.15)	—	(.06)
December 31, 2009	5.42	.12	1.56	1.68	(.09)	(.03)	—
December 31, 2008	9.83	.07	(3.92)	(3.85)	(.05)	(.51)	—

See accompanying notes which are an integral part of the financial statements.

58	Equity Growth Strategy Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate
(.14)	8.21	15.68	39,140	.44	.10	1.79	37
(.12)	7.22	(6.22)	30,845	.49	.10	1.72	15
(.21)	7.82	15.09	26,816	.53	.10	1.89	42
(.12)	6.98	31.79	20,057	.59	.08	2.02	21
(.56)	5.42	(41.18)	12,613	.58	.04	.87	24

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund	59

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Highlights — December 31, 2012

(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(d)	May reflect amounts waived and reimbursed by Russell Investment Management Company (“RIMCo”).
(e)	The total return does not reflect any Insurance Company Separate Account or Policy Charges.

See accompanying notes which are an integral part of the financial statements.

60	Notes to Financial Highlights

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements — December 31, 2012

1.	Organization

Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with 10 different investment portfolios referred to as Funds. These financial statements report on four of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operated as a Massachusetts business trust under an Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”). The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Each of the Funds is a “fund of funds” which seeks to achieve its objective by investing in a combination of Russell Investment Company (“RIC”) funds and other of the Investment Company’s Funds (together, the “Underlying Funds”) as set forth in the table below. Russell Investment Management Company (“RIMCo”), the Funds’ investment adviser, may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest from time to time based on capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. Modifications in the allocations to the Underlying Funds are typically based on strategic, long-term allocation decisions. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund, (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year. In the future, the Funds may also invest in other Underlying Funds that pursue investment strategies not pursued by the current Underlying Funds or represent asset classes which are not currently represented by the Underlying Funds.

Asset Allocation Targets as of August 15, 2012*
Underlying Funds	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund
Alternative Funds**
RIC Russell Commodity Strategies Fund	0-8%	0-9%	1-11%	1-11%
RIC Russell Global Infrastructure Fund	0-8	0-8	0-9	0-9
RIC Russell Multi-Strategy Alternative Fund	0-8	0-8	0-9	0-10
RIF Global Real Estate Securities Fund	0-8	0-8	0-9	0-10
Domestic Equity Funds
RIC Russell U.S. Defensive Equity Fund***	0-9	0-10	0-10	1-11
RIC Russell U.S. Dynamic Equity Fund****	0-7	1-11	1-11	4-14
RIF Aggressive Equity Fund	0-7	0-9	1-11	2-12
RIF Multi-Style Equity Fund	0-9	2-12	5-15	7-17
Fixed Income Funds
RIC Russell Global Opportunistic Credit Fund	0-8	0-8	0-9	0-10
RIC Russell Investment Grade Bond Fund	15-25	0	0	0
RIF Core Bond Fund	31-41	30-40	10-20	0
International Equity Funds
RIC Russell Emerging Markets Fund	0-8	0-9	0-10	1-11
RIC Russell Global Equity Fund	2-12	4-14	8-18	8-18
RIF Non-U.S. Fund	3-13	9-19	13-23	17-27

*	Prospectus dated May 1, 2012, as supplemented through August 15, 2012.
**	Alternative Funds consist of registered investment companies that seek low correlation to equity and/or fixed income investments.
***	Formerly, RIC Russell U.S. Quantitative Equity Fund.
****	Formerly, RIC Russell U.S. Growth Fund.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Notes to Financial Statements	61

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2012

Security Valuation

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

Fair value of securities is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (e.g., the risk inherent in a particular valuation technique, such as a pricing model or the risks inherent in the inputs to a particular valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active (such as interest rates, yield curves, implied volatilities, credit spreads) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

The levels associated with valuing the Funds’ investments for the period ended December 31, 2012 were Level 1 for all Funds.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the net asset value stated in the financial statements to be different from the net asset value at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

Each Fund files a U. S. tax return. At December 31, 2012, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended December 31, 2009 through December 31, 2011, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50%

62	Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2012 likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Dividends and Distributions to Shareholders

Income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the Underlying Funds’ fees and expenses incurred indirectly by the Funds will vary.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Underlying Funds may also be exposed to counterparty risk or the risk that an institution or other entity with which the Underlying Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Underlying Funds’ financial statements (the “Assets”). The Assets, which potentially expose the Underlying Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Underlying Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Underlying Funds’ Statements of Assets and Liabilities.

3.	Investment Transactions

Securities

During the period ended December 31, 2012, purchases and sales of the Underlying Funds (excluding short-term investments) were as follows:

	Purchases	Sales

Moderate Strategy Fund	$30,993,330	$17,393,665
Balanced Strategy Fund	79,156,572	47,680,941
Growth Strategy Fund	52,101,375	32,330,456
Equity Growth Strategy Fund	17,409,780	13,613,127

4.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

RIMCo advises the Funds and Russell Fund Services Company (“RFSC”) is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIF and RIMCo.

Notes to Financial Statements	63

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2012

The advisory fee of 0.20% and administrative fee of up to 0.05% are based upon the average daily net assets of the Funds and are payable monthly. The following shows the total amount of each of these fees paid by the Funds for the period ended December 31, 2012.

	Advisory	Administrative

Moderate Strategy Fund	$172,068	$42,970
Balanced Strategy Fund	457,713	114,304
Growth Strategy Fund	260,404	65,030
Equity Growth Strategy Fund	73,941	18,464

RIMCo has contractually agreed, until April 30, 2013, to waive up to the full amount of its 0.20% advisory fee and then reimburse each Fund for other Fund level direct expenses to the extent that direct Fund level expenses exceed 0.10% of the average daily net assets of the Fund on an annual basis. Direct Fund level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Funds invest, including the Underlying Funds, which are borne indirectly by the Funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

For the period ended December 31, 2012, RIMCo waived/reimbursed the following expenses:

	Waiver	Reimbursement	Total

Moderate Strategy Fund	$172,068	$52,307	$224,375
Balanced Strategy Fund	457,713	38,627	496,340
Growth Strategy Fund	260,404	46,134	306,538
Equity Growth Strategy Fund	73,941	51,287	125,228

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent

RFSC serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Total fees paid by the Funds presented herein for the period ended December 31, 2012 were as follows:

Amount

Moderate Strategy Fund	$3,786
Balanced Strategy Fund	10,070
Growth Strategy Fund	5,729
Equity Growth Strategy Fund	1,627

Distributor

Russell Financial Services, Inc. (the “Distributor”), a wholly-owned subsidiary of RIMCo, is the distributor for the Investment Company pursuant to a distribution agreement with the Investment Company. The Distributor receives no compensation from the Investment Company for its services.

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended December 31, 2012 were as follows:

	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Administration fees	$3,903	$10,419	$6,008	$1,649
Transfer agent fees	347	929	536	148
Trustee fees	498	1,329	735	206

	$4,748	$12,677	$7,279	$2,003

64	Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2012

Board of Trustees

The Russell Fund Complex consists of RIC, which has 40 funds, RIF, which has 10 funds and Russell Exchange Traded Funds Trust (“RET”) which has 1 fund. Each of the Trustees is a Trustee of RIC, RIF and RET. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $75,000 per year; each of its interested Trustees a retainer of $65,000 per year; and each Trustee $7,000 for each regularly scheduled meeting attended in person and $3,500 for each special meeting and the Annual 38a-1 meeting attended in person, and for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out-of-pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $75,000. Ms. Cavanaugh and the Trustee Emeritus are not compensated by the Russell Fund Complex for service as a Trustee.

Transactions with Affiliated Companies (amounts in thousands)

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control with. Transactions during the period ended December 31, 2012 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions
Moderate Strategy Fund
RIC Russell Commodity Strategies Fund	$2,797	$942	$347	$(36)	$—	$—
RIC Russell Global Infrastructure Fund	2,835	592	249	(3)	101	38
RIC Russell Multi-Strategy Alternative Fund	2,828	2,839	50	—	—	—
RIF Global Real Estate Securities Fund	2,862	567	467	1	133	—
RIC Russell U.S. Defensive Equity Fund	3,736	1,005	2,007	264	69	—
RIC Russell U.S. Dynamic Equity Fund	1,893	1,884	71	1	8	—
RIF Aggressive Equity Fund	1,916	469	292	2	20	—
RIF Multi-Style Equity Fund	5,414	2,542	1,461	16	50	—
RIC Russell Global Opportunistic Credit Fund	1,882	563	315	2	130	1
RIC Russell Investment Grade Bond Fund	18,778	6,606	2,993	19	707	197
RIF Core Bond Fund	33,806	8,512	2,580	1	1,230	318
RIC Russell Emerging Markets Fund	2,395	667	973	(77)	27	—
RIC Russell Global Equity Fund	7,139	1,879	1,703	(41)	87	—
RIF Non-U.S. Fund	5,961	1,926	3,882	(145)	114	—

	$94,242	$30,993	$17,390	$4	$2,676	$554

Balanced Strategy Fund
RIC Russell Commodity Strategies Fund	$10,070	$2,918	$625	$(58)	$—	$—
RIC Russell Global Infrastructure Fund	7,596	1,217	263	(5)	268	101
RIC Russell Multi-Strategy Alternative Fund	7,581	7,535	59	—	—	—
RIF Global Real Estate Securities Fund	7,609	1,055	814	(8)	353	—
RIC Russell U.S. Defensive Equity Fund	12,641	2,587	9,011	952	246	—
RIC Russell U.S. Dynamic Equity Fund	13,995	13,481	74	2	58	—
RIF Aggressive Equity Fund	10,220	1,682	778	(18)	103	—
RIF Multi-Style Equity Fund	24,093	8,072	7,286	111	255	—
RIC Russell Global Opportunistic Credit Fund	7,575	1,749	747	4	520	4
RIF Core Bond Fund	88,269	25,863	10,405	85	3,197	813
RIC Russell Emerging Markets Fund	8,948	1,841	2,480	(245)	102	—
RIC Russell Global Equity Fund	24,102	4,396	3,459	(189)	294	—
RIF Non-U.S. Fund	30,415	6,761	13,304	(2,255)	534	—

	$253,114	$79,157	$49,305	$(1,624)	$5,930	$918

Notes to Financial Statements	65

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2012

	Fair Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions
Growth Strategy Fund
RIC Russell Commodity Strategies Fund	$8,595	$2,832	$801	$(69)	$—	$—
RIC Russell Global Infrastructure Fund	5,801	1,140	244	(4)	205	78
RIC Russell Multi-Strategy Alternative Fund	5,801	5,853	133	—	—	—
RIF Global Real Estate Securities Fund	5,859	982	570	(2)	269	—
RIC Russell U.S. Defensive Equity Fund	7,879	2,029	7,031	646	163	—
RIC Russell U.S. Dynamic Equity Fund	9,429	9,147	115	3	40	—
RIF Aggressive Equity Fund	8,064	1,589	1,274	(79)	84	—
RIF Multi-Style Equity Fund	17,706	6,169	3,768	30	172	—
RIC Russell Global Opportunistic Credit Fund	5,787	1,681	761	3	396	3
RIF Core Bond Fund	21,663	10,512	6,104	115	797	197
RIC Russell Emerging Markets Fund	6,629	1,388	1,476	(141)	75	—
RIC Russell Global Equity Fund	18,963	3,830	2,954	(146)	232	—
RIF Non-U.S. Fund	23,007	4,949	8,162	(1,419)	391	—

	$145,183	$52,101	$33,393	$(1,063)	$2,824	$278

Equity Growth Strategy Fund
RIC Russell Commodity Strategies Fund	$2,340	$1,011	$491	$(35)	$—	$—
RIC Russell Global Infrastructure Fund	1,564	466	266	(1)	58	22
RIC Russell Multi-Strategy Alternative Fund	1,953	2,201	276	—	—	—
RIF Global Real Estate Securities Fund	1,960	507	439	(1)	94	—
RIC Russell U.S. Defensive Equity Fund	2,150	1,173	3,273	544	52	—
RIC Russell U.S. Dynamic Equity Fund	3,729	3,897	328	8	16	—
RIF Aggressive Equity Fund	2,561	734	657	3	28	—
RIF Multi-Style Equity Fund	5,674	2,266	1,920	18	63	—
RIC Russell Global Opportunistic Credit Fund	1,951	1,195	924	15	159	1
RIC Russell Emerging Markets Fund	2,564	700	735	(58)	30	—
RIC Russell Global Equity Fund	5,087	1,209	1,152	(61)	64	—
RIF Non-U.S. Fund	7,625	2,051	3,148	(428)	134	—

	$39,158	$17,410	$13,609	$4	$698	$23

5.	Federal Income Taxes

At December 31, 2012, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryfowards and expiration dates are as follows:

			No Expiration
Funds	12/31/2017	12/31/2018	Short-Term	Long-Term	Totals

Balanced Strategy	$––	$293,385	$—	$—	$293,385
Growth Strategy	––	1,435,649	260,313	50,547	1,746,509
Equity Growth Strategy	215,835	720,380	—	145,785	1,082,000

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

66	Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2012

At December 31, 2012, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Cost of Investments	$88,771,590	$235,077,821	$135,124,780	$37,297,075

Unrealized Appreciation	$5,592,704	$18,563,557	$10,466,244	$1,902,154
Unrealized Depreciation	(122,612)	(527,421)	(408,378)	(41,058)

Net Unrealized Appreciation (Depreciation)	$5,470,092	$18,036,136	$10,057,866	$1,861,096

Undistributed Ordinary Income	$85,970	$160,644	$70,014	$49,952
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$465,688	$(293,385)	$(1,746,509)	$(1,082,000)
Tax Composition of Distributions
Ordinary Income	$2,603,473	$5,712,193	$2,687,634	$651,799
Long-Term Capital Gains	$420,481	$—	$—	$—

As permitted by tax regulations, the Funds intend to defer a net realized capital loss incurred from November 1, 2012 to December 31 2012, and treat it as arising in the fiscal year 2013. As of December 31, 2012, the Fund had realized a capital losses as follows:

Equity Growth Strategy Fund	$154,679

6.	Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. A lending fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the lending fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the lending fund could result in reduced returns or additional borrowing costs. For the period ended December 31, 2012, the Funds did not borrow or loan through the interfund lending program.

7.	Record Ownership

As of December 31, 2012, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund.

	# of Shareholders	%

Moderate Strategy Fund	1	95.3
Balanced Strategy Fund	1	93.7
Growth Strategy Fund	1	90.4
Equity Growth Strategy Fund	2	97.5

8.	Subsequent Events

Management has evaluated the events and /or transactions that have occurred through the date the financial statements were available to be issued and noted no items requiring adjustments of the financial statements or additional disclosures.

Notes to Financial Statements	67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, and Equity Growth Strategy Fund (four of the portfolios constituting Russell Investment Funds, hereafter collectively referred to as the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, WA

February 14, 2013

68	Report of Independent Registered Public Accounting Firm

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Tax Information — December 31, 2012 (Unaudited)

For the tax year ended December 31, 2012, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Moderate Strategy	8.5%
Balanced Strategy	15.7%
Growth Strategy	23.8%
Equity Growth Strategy	7.2%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2012:

Moderate Strategy	$420,481

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended December 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

Fund Name	Foreign Taxes Paid	Foreign Taxes Paid Per Share	Foreign Source Income	Foreign Source Income Per Share
Moderate Strategy	$34,297	$0.0037	$358,333	$0.0384
Balanced Strategy	134,587	0.0051	1,233,966	0.0466
Growth Strategy	100,498	0.0062	929,121	0.0574
Equity Growth Strategy	34,197	0.0018	2,354	0.0227

Please consult a tax adviser for any questions about federal or state income tax laws.

Tax Information	69

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts — (Unaudited)

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) in which the Funds invest (the “Underlying Funds”) at a meeting held in person on April 19, 2011 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, management of the Funds and the Underlying Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds and the Underlying Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds and Underlying Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 11, 2011, the Independent Trustees in preparation for the Agreement Evaluation Meeting met by conference telephone call to review Agreement Evaluation Information received to that date in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and Underlying Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in executive session with their independent counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered RIMCo’s advice that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of one Underlying Fund’s assets employing a “select holdings strategy,” as described below. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determine not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to

70	Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Fund’s investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Underlying Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent or cash management fees and fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided and which are expected to be provided to the Funds, including Fund portfolio management services, the Board inquired as to the continuing impact on the Funds’ operations of significant changes in RIMCo’s senior management and other personnel providing services to the Funds during 2009 and 2010 and to the date of the Agreement Evaluation Meeting and the relocation of the Russell organization’s headquarters. At the Agreement Evaluation Meeting, senior representatives of RIMCo discussed these changes with the Board and assured the Board that such changes have not resulted in any diminution in the nature, scope or quality of the services provided to the Funds or the Underlying Funds. The Board also discussed the impact of such changes on the compliance programs of the Funds, the Underlying Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the compliance programs of the Funds or the Underlying Funds.

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly manages a portion — up to 10% — of the assets of the RIF Multi-Style Equity Fund (the “Participating Underlying Fund”) utilizing a select holdings strategy, the actual allocation

Basis for Approval of Investment Advisory Contracts	71

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

being determined by the Participating Underlying Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for the Participating Underlying Fund is designed to increase the Participating Underlying Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of the Participating Underlying Fund. The Board considered that the select holdings strategy initially was utilized for two other mutual funds under the management of RIMCo but did not achieve the objectives anticipated by RIMCo in respect of such funds and therefore was discontinued. Against this background, the Board reviewed the results of the select holdings strategy in respect of the Participating Underlying Fund during the past year. The Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund are not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Underlying Funds than that of some of their Comparable Funds. According to RIMCo, the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time, although Fund results in 2008 and early 2009 generally did not reflect uniform success in achieving lesser volatility.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for Underlying Funds encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered each Fund’s or Underlying Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s and Underlying Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s or Underlying Fund’s total expense ratio

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other funds under the Board’s supervision, including the Underlying Funds, are lower, and, in some cases, may be substantially lower, than the rates paid by the funds supervised by the Board, including the Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the funds under its supervision, including the Underlying Funds. RIMCo explained, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and Underlying Funds and all of the Funds’ and Underlying Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds and Underlying Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ Advisory Fees, the Third-Party Information showed that the Advisory fee for each Fund, on a contractual basis, was ranked in the fourth quintile of its Expense Universe but was ranked in the first quintile of its Expense Universe an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds). The comparisons were based upon the latest fiscal years for the Expense Universe funds. In assessing the Funds’ Advisory Fees, the Board focused on actual Advisory Fees.

With respect to the Funds’ total expenses, the Third-Party Information showed that, with the exception of the Equity Growth Strategy Fund, each of the Funds had total expenses which were ranked at least in the third quintile of its Expense Universe. In these rankings, the first quintile represents funds with the lowest total expenses among the Expense Universe Funds and the fifth quintile

72	Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

represents funds with the highest total expenses among the Expense Universe Funds. The Board considered RIMCo’ advice with respect to the Equity Growth Strategy Fund that its total expenses were within 5 basis points of the third quintile of its Expense Universe.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds or Underlying Funds were not excessive; and (5) RIMCo’s profitability with respect to the Funds and each Underlying Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

In evaluating the performance of the Funds and Underlying Funds generally relative to their Comparable Funds, the Board, in addition to factors discussed above, also considered RIMCo’s advice that many of the Underlying Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large cash positions uninvested in their investment portfolios. By contrast, the Underlying Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Underlying Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). RIMCo noted that the Underlying Funds’ full investment strategy generally will detract from their relative performance, and therefore the relative performance of the Funds.

The Board concluded that, under the circumstances, the performance of each of the Funds was consistent with continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Underlying Funds in a risk-aware manner and the extraordinary capital market conditions during 2008.

After considering the foregoing and other relevant factors and, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

At the Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the CCO regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information and other information received from RIMCo in support of its recommendations at the Agreement Evaluation Meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or

Basis for Approval of Investment Advisory Contracts	73

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Prior to the April 24, 2012 Agreement Evaluation Meeting, the Board of Trustees received a proposal from RIMCo at a meeting held on February 28, 2012, to effect a money manager change for the Aggressive Equity Fund. In the case of the proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 19, 2011 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Subsequent to the April 24, 2012 Agreement Evaluation Meeting, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 22, 2012, to effect a money manager change for the RIC Russell U.S. Quantitative Equity Fund, RIC Russell Emerging Markets Fund, RIF Non-U.S. Fund, RIC Russell Global Opportunistic Credit Fund, RIC Russell Investment Grade Bond Fund and the RIF Core Bond Fund; (2) at a meeting held on August 28, 2012, to effect a money manager change for the RIC Russell Multi-Strategy Alternative Fund, RIF Multi-Style Equity Fund and RIF Aggressive Equity Fund; and (3) at a meeting held on December 4, 2012, to effect a money manager change for the RIC Russell Global Equity Fund, RIC Russell Emerging Markets Fund, RIC Russell Multi-Strategy Alternative Fund and RIC Russell Global Infrastructure Fund; at that same meeting, to effect a money manager change for the RIC Russell U.S. Dynamic Equity Fund, RIC Russell Investment Grade Bond Fund and RIF Core Bond Fund resulting from a change of control of one of each Fund’s Money Managers. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 24, 2012 Agreement Evaluation Meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

74	Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Shareholder Requests for Additional Information — December 31, 2012 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Underlying Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI and information regarding how the Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2012 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please call your Insurance Company.

Some Insurance Companies may offer electronic delivery of the Funds’ prospectuses and annual and semi-annual reports. Please contact your Insurance Company for further details.

Shareholder Requests for Additional Information	75

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers — December 31, 2012 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 40 funds, Russell Investment Funds (“RIF”), which has 10 funds and Russell Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the trustees is a trustee of RIC, RIF and RET. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustee emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an audit committee financial expert; and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
# Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Until successor is chosen and qualified by Trustees Appointed until successor is duly elected and qualified

•  President and CEO RIC, RIF and RET

•  Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•  Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)

•  Director, RIMCo

•  Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)

•  May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•  2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/ Washington Mutual, Inc. (investment company)

•  1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services (investment company)

				51	None

#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore an Interested Trustee.
*	Each Trustee is subject to mandatory retirement at age 72.

76	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES (continued)
## Daniel P. Connealy, Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2003	Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company) • Chairman of the Audit Committee, RIF and RIF from 2005 to 2011.	51	None

### Jonathan Fine, Born July 8, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA (charitable organization)	51	None
INDEPENDENT TRUSTEES
Thaddas L. Alston, Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	51	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilites) • Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds (investment company) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services)	51	• Director, Avista Corp (electric utilities); • Trustee, Principal Investors Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the Funds and is therefore an Interested Trustee.
###	Mr. Fine is classified as an Interested Trustee due to Ms. Cavanaugh’s service on the Board of Directors of the United Way of King County, WA (“UWKC”) and in light of charitable contributions made by Russell Investments to UWKC.
*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	77

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2012	Appointed until successor is duly elected and qualified.	• Retired • Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) • Trustee and Finance Committee Member/Chairman, Portland Community College (charitable organization)	51	• Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)

Raymond P. Tennison, Jr., Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	• Vice Chairman of the Board, Simpson Investment Company (paper and forest products) • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	51	None

Jack R. Thompson, Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2005 Chairman of the Audit Committee, since 2012	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company) • September 2007 to September 2010 Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	51	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2002	Appointed until successor is duly elected and qualified	• Retired • Chairperson of the Investment Committee until December 2009	51	None

*	Each Trustee is subject to mandatory retirement at age 72.

78	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEES EMERITUS
** George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	51	None

**	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Trustees and Officers	79

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers, Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC, RIF and RET • Chief Compliance Officer, RFSC • 2005-2011 Chief Compliance Officer, RIMCo

Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees

•  CEO, U.S. Private Client Services, Russell Investments

•  President and CEO, RIC, RIF and RET

•  Chairman of the Board, Co-President and CEO, RFS

•  Chairman of the Board, President and CEO, RFSC

•  Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•  May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•  2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

•  1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC, RIF and RET • Director, Funds Administration, RIMCo, RFSC, Russell Trust Company (“RTC”) and RFS

Peter Gunning, Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees

•  Global Chief Investment Officer, Russell Investments

•  Chief Investment Officer, RIC and RIF

•  Director, FRC

•  Chairman of the Board, President and CEO, RIMCo

•  1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden, Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	• Associate General Counsel, FRC • Secretary, RIMCo, RFSC and RFS • Secretary and Chief Legal Officer, RIC, RIF and RET • 1999 to 2010 Assistant Secretary, RIC and RIF

80	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Interested Trustees

Sandra Cavanaugh

Daniel P. Connealy

Jonathan Fine

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Cheryl Burgermeister

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustee Emeritus

George F. Russell, Jr.

Officers

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Mary Beth Rhoden, Secretary

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, WA 98101

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

1301 Second Avenue

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

1200 Crown Colony Drive

Crown Colony Office Park

Quincy, MA 02169

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, WA 98101

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

1301 Second Avenue

Seattle, WA 98101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue, Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of December 31, 2012

RIC Russell Commodity Strategies Fund

CoreCommodity Management, LLC, Stamford, CT

Credit Suisse Asset Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

RIC Russell Global Infrastructure Fund

Cohen & Steers Capital Management, Inc., New York, NY

Colonial First Asset Management (Australia) Limited, Sydney, Australia

Nuveen Asset Management, LLC, Chicago, IL

RIC Russell Multi-Strategy Alternative Fund

2100 XENON Group LLC, Chicago, IL

Acorn Derivatives Management Corporation, White Plains, NY

Amundi Investments USA, LLC, New York, NY

AQR Capital Management, LLC, Greenwich, CT

Brigade Capital Management LLC, New York, NY

Eaton Vance Management, Boston, MA

First Eagle Investment Management, LLC, New York, NY

Galtere Ltd., New York, NY

Galtera N.A. Inc., New York, NY

Lazard Asset Management LLC, New York, NY

Levin Capital Strategies, L.P., New York, NY

Omega Advisors, Inc., New York, NY

RIF Global Real Estate Securities Fund

AEW Capital Management, LP, Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

RIC Russell U.S. Defensive Equity Fund

INTECH Investment Management LLC, West Palm Beach, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

J.P. Morgan Investment Management, Inc., New York, NY

PanAgora Asset Management, Inc. Boston, MA

RIC Russell U.S. Dynamic Equity Fund

AJO, LP, Philadelphia, PA

Cornerstone Capital Management, Inc., Minneapolis, MN

Schneider Capital Management Corporation, Wayne, PA

Suffolk Capital Management, LLC, New York, NY

RIF Aggressive Equity Fund

Conestoga Capital Advisors, LLC, Radnor, PA

DePrince, Race & Zollo, Inc., Winter Park, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Ranger Investment Management, L.P., Dallas, TX

RBC Global Asset Management (U.S.), Inc, Minneapolis, MN

Signia Capital Management, LLC, Spokane, WA

Adviser, Money Managers and Service Providers	81

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

RIF Multi-Style Equity Fund

Columbus Circle Investors, Stamford, CT

DePrince, Race & Zollo, Inc., Winter Park, FL

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Mar Vista Investment Partners, LLC, Los Angeles, CA

Suffolk Capital Management, LLC, New York, NY

Sustainable Growth Advisers, LP, Stamford, CT

RIC Russell Global Opportunistic Credit Fund

DDJ Capital Management, LLC, Waltham, MA

Lazard Asset Management LLC, New York, NY

Oaktree Capital Management, L.P., Los Angeles, CA

Stone Harbor Investment Partners LP, New York, NY

RIC Russell Investment Grade Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Macro Currency Group an investment group within Principal Global Investors, LLC, Des Moines, IA*

Metropolitan West Asset Management, LLC, Los Angeles, CA

Neuberger Berman Fixed Income LLC, Chicago, IL

Pacific Investment Management Company LLC, Newport Beach, CA

RIF Core Bond Fund

Colchester Global Investors Ltd, London, England

Logan Circle Partners, L.P., Philadelphia, PA

Macro Currency Group an investment group within Principal Global Investors, LLC, Des Moines, IA*

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

* Principal Global Investors, LLC is the asset management arm of the Principal Financial Group® (The Principal®), which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

RIC Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Delaware Management Company, a Series of Delaware Management Business Trust, Philadelphia, PA

Genesis Asset Managers, LLP, Guernsey, Channel Islands

Harding Loevner LP, Bridgewater, NJ

UBS Global Asset Management (Americas) Inc., Chicago, IL

Victoria 1522 Investments, LP, San Francisco, CA

RIC Russell Global Equity Fund

GLG Inc., New York, NY

Harris Associates, L.P., Chicago, IL

MFS Institutional Advisors Inc., Boston, MA

Polaris Capital Management, LLC, Boston, MA

Sanders Capital, LLC, New York, NY

T. Rowe Price Associates, Inc., Baltimore, MD

RIF Non-U.S. Fund

Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX

MFS Institutional Advisors, Inc., Boston, MA

Pzena Investment Management, LLC, New York, NY

William Blair & Company L.L.C., Chicago, IL

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser, Money Managers and Service Providers	82

Russell Investment Funds	1301 Second Avenue	800-787-7354
	Seattle, Washington 98101	Fax: 206-505-3495
www.russell.com

36-08-195

2012 ANNUAL REPORT

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

DECEMBER 31, 2012

FUND

Conservative Strategy Fund

Russell Investment Funds

Russell Investment Funds is a series investment company with ten different investment portfolios referred to as Funds. These financial statements report on one of these Funds.

Russell Investment Funds

LifePoints® Funds

Variable Target Portfolio Series

Annual Report

December 31, 2012

Russell Investment Funds - LifePoints® Funds Variable Target Portfolio Series.

Copyright © Russell Investments 2013. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

Dear Shareholder,

If the last few years have taught us anything, it’s that being a patient, long-term investor isn’t always easy. It takes courage and commitment to stay invested when the moods of the markets swing from euphoria to panic, with very little provocation. A comment made by a European leader, a government official in the U.S. or simply a news media spokesperson can send the markets racing up or spiraling down. But this is the world in which we live and invest today and, consequently, it has never been more important to have a long-term financial plan, realistic goals and timelines, and regular check-ins with your financial advisor.

As a result of these gyrations, the journey this past year may have felt more negative than the actual performance of the broad markets. Despite 2012’s ups and downs, the markets performed well. The Russell 1000® Index returned 16.42% for the year 2012.

Whether you’re saving for retirement, already there or building a college fund or a charitable giving trust, Russell has a long, proud heritage of developing multi-asset solutions to help investors like you reach your financial goals. This year we’ve made a number of changes to our portfolios designed to deliver greater diversification and potentially lower volatility to many of the investments we manage. Combined with the guidance of your advisor, we believe these changes and additions to our funds and portfolios will help you achieve a more broadly diversified portfolio and a more consistent outcome.

On the following pages you can gain additional insights by reviewing our Russell Investment Funds 2012 Annual Report for the fiscal year ended December 31, 2012, including portfolio management discussions and fund performance information.

Thank you for the trust you have placed in our firm. All of us at Russell Investments appreciate the opportunity to help you achieve financial security.

Best regards,

Sandra Cavanaugh

CEO, Americas Private Client Services

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Funds

Market Summary as of December 31, 2012 (Unaudited)

U.S. Equity Markets

The U.S. equity market performed well during the fiscal year ended December 31, 2012. The market “climbed a wall of worry” during the fiscal year, as the strong performance of U.S. equities was in spite of lingering fears of a potential U.S. recession, continued uncertainty in Europe and slowing economic growth in China. For the one year period, the Russell 1000® Index returned 16.42% and the Russell 2000® Index returned 16.35%. Similar to the last fiscal period, the strong performance of the U.S. equity market was partially enabled by the continued resolve of central banks, in particular the U.S. Federal Reserve and European Central Bank. Official policy measures were aimed at containing the European sovereign debt crisis and combating slow economic growth and high unemployment. In addition, rising dividends, share buybacks and robust U.S. corporate earnings also helped push U.S. equity markets higher.

The U.S. equity market produced strong returns in each of the first three months of 2012, with the Russell 1000® Index returning 12.90%. U.S. equity investors were encouraged by the strong performance of computer technology and consumer discretionary companies. Stocks with high dividend yields, which had been trading at relatively high valuations, began to lag. However, the period was not dominated by the highest risk stocks, as companies with highly leveraged balance sheets also underperformed. Headline economic data in the United States was generally positive in the first three months of 2012. Year over year U.S. gross domestic product growth was positive and above 3.5% for the months of December 2011, January 2012 and February 2012 according to the U.S. Bureau of Economic Analysis. Unemployment in the U.S. decreased modestly during the quarter, from 8.5% in December 2011 to 8.3% in February 2012 according to the U.S. Bureau of Economic Analysis.

After strong performance during January, February and March, the U.S. equity market sold off in the second quarter. May was the worst single month of performance for U.S. stocks since September of 2011, as the Russell 1000® Index fell by 6.15%. During May, concerns over flagging Chinese and U.S. economic growth continued but the European sovereign debt crisis dominated investor psychology. Greece in particular remained front and center as it held a series of national elections that were staged as a referendum on Greece’s continued inclusion in the Euro. After an initial vote in May that resulted in no government being formed, speculation mounted about Greece exiting the Euro and the potential implications of its exit. This uncertainty created significant instability in the U.S. equity market in May and early June, which were further aggravated by worries over Spain’s banking system as well as Spanish and Italian government bond yields. However, the pro-Euro parties came out victorious in the Greek elections and progress at the eurozone summit helped the quarter end with a slight decrease in concerns about “tail risk” from Europe.

Many of the typical tilts of active managers were penalized during the month of May. Stocks with rising earnings estimates underperformed, as did stocks with low debt to capital ratios. The cheapest stocks in the U.S. equity market, based on price-to-earnings ratios, price-to-book ratios, and price-to-cash flow ratios, underperformed. Large capitalization managers, which normally underweight mega capitalization securities (securities of the largest companies as measured by market capitalization), faced a headwind from the outperformance of the top 50 mega capitalization stocks in the Russell 1000® Index. This combination of factor payoffs contributed to an unusually difficult quarter for active managers but also provided an opportunity to exploit the dislocations for potential future alpha (risk adjusted return) generation. The Chicago Board Options Exchange Market Volatility Index, a measure of the implied volatility of S&P 500 index options, rose during the months of April and May before falling in June to finish at 17.08. Correlations among stocks rose throughout the months of April, May and June to their highest levels of the year, in a pattern reminiscent of 2011.

After weak second quarter performance, the U.S. equity market performed well during July, August and September of 2012, with the Russell 1000® Index rising 6.31% during that time. Each of the three months was positive for the Russell 1000® Index. The most impactful news during this time came in the form of announcements from central banks, especially the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”). On September 13, the Fed announced the third round of quantitative easing in the United States and the Russell 1000® Index was up 1.56% for the day. Another large one-day move came on September 6, as market participants responded to news from the ECB of “unlimited, sterilized bond purchases.” Investors responded positively to the significant decrease in the potential for the

4	Market Summary

Russell Investment Funds

“worst case scenario” to occur with regard to European sovereign debt and associated tail risks. As these fears decreased, investors began shifting their focus to company specific valuations and fundamental measures such as cash flow generation and growth rates. The average correlation between stocks within the U.S. equity market decreased.

The factor environment also shifted and became significantly better for active managers. After struggling for much of the year, medium capitalization stocks came to life after July and made up significant ground in August. During the month of August, the Russell Midcap Index returned 3.15% and the Russell 1000® Index returned 2.43%. Stocks with lower valuation ratios, including those with low price-to-earnings and low price-to-book ratios, did particularly well in September. The signs of increased breadth of market leadership were welcomed by active managers as the year progressed and there was more differentiation based on company-specific information. Consumer discretionary stocks continued to fare well as U.S. economic data continued its gradual ascent.

The market was led marginally lower for the month of October 2012. In particular, large technology stocks struggled during the month. Apple, Inc., which had come to represent more than 4.00% of the Russell 1000® Index and more than 25.00% of the technology sector as measured by the Russell 1000® Index, struggled to provide earnings guidance that met analysts’ overall expectations. As other large technology companies followed suit, either with lower earnings guidance or failure to meet earnings or revenue estimates, the entire industry struggled.

In November, growth stocks outperformed value stocks and the market produced positive returns. However, the market saw significant intra-month volatility. After being down almost 5% near the midpoint of the month, the Russell 3000® Index rallied during the latter part of November. On November 7, 2012, the day after the U.S. presidential election, the Russell 3000® Index dropped by 2.25% and experienced its worst day of the month. After the presidential election, investors refocused their attention to what has been referred to as the “fiscal cliff.” This looming combination of higher taxes and spending cuts, ultimately aimed at reducing the federal budget deficit, was at the forefront of many investors’ concerns during the fourth quarter.

For the month of December, the Russell 3000 financial services sector was up 3.9%. Large weights to the financial services sector in the Russell 3000® Dynamic and Russell 3000® Value Indexes helped to power their returns above the returns of the Russell 3000® Defensive and Russell 3000® Growth Indexes. The year ended on a positive note, with a market rally on optimism that an agreement to avoid the “fiscal cliff” could be achieved.

The overall style environment for the year favored value stocks, as the Russell 1000® Value Index outperformed the Russell 1000® Growth Index. These indexes returned 17.51% and 15.26%, respectively. Furthermore, the environment was more favorable for dynamic stocks, as the Russell 1000® Dynamic Index outperformed the Russell 1000® Defensive Index. These indexes returned 20.21% and 12.75%, respectively.

The Russell 2000® Index shared a number of similarities with the Russell 1000® Index, with the Russell 2000® Value Index outperforming the Russell 2000® Growth Index and the Russell 2000® Dynamic Index outperforming the Russell 2000® Defensive Index. At a factor level, leverage, earnings per share variability and, to a lesser degree, beta were all rewarded, as investors were encouraged by both monetary policy and greater political clarity. The fiscal year was, however, a highly tumultuous period that resulted in both volatile equity market returns and risk appetites, as well as high stock correlations. This made it a challenging environment for U.S. small capitalization active managers, with the majority underperforming their respective benchmarks

Non-U.S. Developed Equity Markets

For the fiscal year ended December 31, 2012, the non-U.S. equity market, as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”), was up 16.73%. The ebb and flow of investor concern regarding global growth and sovereign debt led to a volatile but upward trending market environment over the 12 month period. For the most part, investors were able to see past large event risk and begin to focus on company fundamentals. In response to the multi-year debt crisis engulfing Europe, European central bank leaders implemented multiple policies to help alleviate the onerous borrowing costs in many peripheral nations. In late December 2011 and again in February 2012, the European Central Bank (“ECB”) implemented “Long-term Refinancing Operations,” in which it provided low cost loans to banks within the region. This program alleviated fear that Europe’s banks would stop extending credit to businesses and consumers, which triggered fairly substantial rallies in the global equity markets. In July, Mario Draghi, president of the ECB, asserted that ECB was ready to do whatever it takes to preserve the Euro. Investors viewed this announcement optimistically in hopes that downside risk had been substantially reduced. In September, the ECB announced a plan to purchase an unlimited amount of sovereign bonds with maturities between one and three years in further attempts to address the debt crisis.

Market Summary	5

Russell Investment Funds

In the United States, similar easing was implemented in order to help boost economic growth and speed along the economic recovery. The first, Operation Twist, saw the U.S. Federal Reserve buy longer-term treasuries, while at the same time selling shorter-term treasuries. The intent of Operation Twist was to lower rates on the long end of the yield curve and encourage demand by making financing easier for consumers. Another policy action by the Federal Reserve was the announcement of “Quantitative Easing III,” in which the Federal Reserve plans to indefinitely purchase billions of dollars worth of agency mortgage-backed securities until the outlook for the labor market improves substantially. These quantitative easing policies generally had a positive influence on global equity markets, though with diminishing impact as subsequent rounds of easing were announced.

Corporate profits continued to surprise on the upside for the majority of the fiscal year. Much of this reflected significant de-leveraging efforts by companies following the financial crisis, which translated into improved and more sustainable profit margins. During the year, investors began to reward companies for their fundamental characteristics and not just reward companies that provide defensive positioning during volatile periods. As market sentiment improved, investors began to bid up companies more geared toward economic growth and that were trading at a discount to the market. During the fiscal year, Europe posted positive equity results as numerous easing policies and talks of a fiscal union calmed the market’s fear of a potential euro breakup. European stocks gained a remarkable 22% during the period as measured by the Index despite the abundance of negative news flow early in the year. In May, the eurozone’s duopolistic leadership of Angela Merkel and Nicolas Sarkozy was disrupted when Francois Hollande was elected President of France, bringing a pro-growth agenda to European negotiations that had previously been centered on austerity. Despite positive equity market performance in most member countries, economic data out of the region was poor for the period. Spain’s national unemployment rate hovered around 25%, while the unemployment rate for those under the age of 25 stayed above 50% for the period according to the Spanish National Statistics Institute. In Italy, gross domestic product contracted over 2% for the 12-month period ending September 30, 2012 according to the Italian National Institute of Statistics. Within European equity markets, the more stable growth companies such as pharmaceuticals and food retailers were the best performers as measured by the Index, although with the improved political support, the northern European financial sector also outperformed the Index.

United Kingdom (“U.K.”) stocks lagged the broad benchmark despite gaining 16.15% for the year as measured by the Index. With positive economic momentum following the Diamond Jubilee and the summer Olympics, the U.K. exited a recession that began in the first quarter of the year. Banks and industrials were some of the best performing sectors in the U.K. equity market, although the headwinds that faced energy and pharmaceutical companies contributed to the relative underperformance of the U.K.

Despite the positive global momentum that monetary stimuli provided, Japanese securities struggled to keep pace with their global peers. For the 12 month period ending December 31, 2012, the Japanese market returned 8.55% as measured by the Index, which made it the worst performing region during the period. For a majority of the year, the continued strength of the yen was a headwind for the country’s exporters, as multiple easing policies by the Bank of Japan had little lasting effect on weakening the country’s currency. Also, Japanese firms faced continued supply-chain disruptions as they struggled to rebuild domestic manufacturing facilities impacted by the earthquake/tsunami and offshore operations affected by massive floods in Thailand. In addition to natural disaster related issues, Japanese firms were negatively impacted by geopolitical strife. Chinese-Japanese relations soured during the summer as both countries laid claim to a group of uninhabited islands in the East China Sea. In response, Chinese consumers shunned Japanese products, damaging Japanese exports. Automakers in Japan subsequently lowered their sales and earnings forecasts.

Sector payoffs were largely a reversal of the prior year’s results. Many of the sectors that struggled in 2011 had strong results in 2012. Financials, consumer discretionary, health care, and industrials were the top performing sectors in 2012, while energy, telecommunications, utilities and materials all struggled. Commercial banks were large beneficiaries of the improved sentiment in the market, as most regions posted strong results, notably the northern European banks. The consumer discretionary sector also had a reversal of results compared with 2011. With strong sales and demand from emerging markets, especially in the luxury goods and auto sectors, consumer discretionary was the second best performing sector in the Index. The energy sector was the worst performing sector in the Index, as oil prices stagnated and global growth prospects were very modest. Worries of slower growth continued to weigh on the materials sector, while a realized slowdown in China depressed commodity prices.

Emerging Markets

The Russell Emerging Markets® Index (the “Index”) gained 18.78% over the fiscal year ended December 31, 2012. In what was another relatively volatile period, macroeconomic events and policy continued to impact emerging market

6	Market Summary

Russell Investment Funds

equities against a backdrop that saw investor attention frequently occupied by the ongoing sovereign debt crisis in Europe. Inflationary pressures eased through the year, allowing central banks from Brazil to India to China to reduce interest rates and provide improving liquidity conditions for equity markets. With central banks in the developed world extending quantitative easing measures, amid record low interest rates, emerging markets benefited from investors’ appetite for returns. Measures to control currency appreciation were also adopted by several nations in an effort to maintain the competitiveness of their exports. An improving economic picture out of China in the final third of the year and a growing belief that the U.S. “fiscal cliff” would be resolved were catalysts for an end of year rally.

The monetary stimulus that sparked life into global equity markets at the end of 2011 enhanced returns in emerging markets through the first quarter of 2012, as the Index enjoyed its best first quarter in 20 years, registering a 14.65% first quarter gain. Confidence was augmented by an additional round of long term refinancing operations from the European Central Bank (“ECB”) at the end of February, aimed at ensuring another credit crunch did not stifle economic growth. A calming of events in the eurozone, after Greece made a tentative agreement with its creditors, spurred Eastern European markets, which are highly geared to the eurozone region. Fear over slowing economic growth was the basis for stimulus packages and central bank action across a number of emerging markets. Investor reaction was mixed across the different countries but all markets registered positive returns. During the second quarter of 2012, emerging markets gave back the majority of outperformance generated over the first quarter of 2012. Confirmation of a slowdown in China and growth concerns more broadly across emerging markets combined to weigh on investor risk appetite, which resulted in large capital outflows and weakening currencies. A 20% dive in the price of Brent crude amid softening commodity prices proved detrimental for a number of emerging markets. The Index declined 9.14% during the quarter.

After a slow start, the third quarter of 2012 saw emerging markets rebound with the Index climbing 7.99%. Once again, it was a combination of stimulus action from policymakers and central bank monetary easing across both developed and emerging markets which bolstered investor confidence. At the forefront of this was the ECB President Mario Draghi, who declared that the bank would do “whatever it takes” to protect the euro. The result was a sharp fall in investor risk aversion and emerging markets became the beneficiaries of increased investor liquidity. Positive equity returns were registered despite the release of some relatively weak macroeconomic data in a number of major emerging countries and continuing weakness in earnings expectations.

The fourth quarter of 2012 saw emerging markets record solid returns, with the Index returning 5.58%. Key events included a U.S. presidential election as well as a political transition in China, which is scheduled once every ten years. The uncertainty created by these two events was the basis for a mid quarter dip. However, neither event provided much surprise and investors shifted their focus to the impending “fiscal cliff” in the U.S. Although initial nervousness led markets lower, investor hopes for a resolution were reflected in a rally which began in the second half of November and continued through the year end. The positive sentiment was augmented by a debt agreement in Greece, the U.S. Federal Reserve’s decision to extend its quantitative easing program and continued improvement in forward looking indicators in China.

For the one year period ended December 31, 2012, Turkey was the best performing market, not only in the Eastern European region, but also the world, rising 63.15% over the period as measured by the Index. The country was aided by a sovereign debt upgrade, improving public finances and a growing domestic market that served to support corporate earnings and enable the central bank to implement interest rate cuts. Russia was one of the weakest regional markets over the fiscal year, returning just 12.35% as measured by the Index. The energy weighted market suffered as the price of crude oil declined 7.1% over the period. Issues with regard to corporate governance and corruption remained a focus for investors as valuations remained at a discount to other emerging markets. The Czech Republic also recorded a disappointing year, climbing 1.39% as measured by the Index. The financials weighted market suffered as investors sought to avoid exposure to the eurozone debt crisis.

In Latin America, Brazil was the weakest market during the fiscal year, adding just 4.66% as measured by the Index. Decelerating gross domestic product (“GDP”) growth led the central bank to cut rates to record lows over the period while the government announced a raft of stimulus measures. Supply side issues continued to constrain growth and many of the government’s measures focused on longer term infrastructure investment. However, investors focused on the potentially inflationary impact of these actions. An expected uptick in GDP growth in the third quarter did not materialize although a recovery in China gave the equity market some impetus in the last six weeks of the year. This was most notable in the resources sector, which had been hurt by the weaker outlook for global growth. Meanwhile, Mexico was the best performing market in Latin America, rising 33.49% as measured by the Index, and was helped by robust management of public finances, a presidential election and a recovery in its largest trading market, the United States. Speculation that new president, Enrique Peña Nieto, may seek to open the energy sector to private investment was also

Market Summary	7

Russell Investment Funds

well received. The Colombian equity market was another strong performer, gaining 31.27% as measured by the Index, underpinned by strong fiscal management, attractive GDP growth and a $100bn infrastructure investment plan.

Asian markets recorded some of the largest gains in the Index, including a 44.32% rise in Thailand. Recovery and reconstruction in the wake of floods in 2011 provided major stimulus to the economy. The Philippines also performed well, gaining 45.91% as measured by the Index, as improving macroeconomic fundamentals and a reformist government boosted investor confidence. South Korean equities added 19.64% over the fiscal year as measured by the Index. South Korean GDP slowed to just 1.6% in the third quarter and a deterioration in key trade markets of Europe and China and a stronger local currency (Won) hurt exporters. However, the market rallied in the fourth quarter, boosted by Chinese macroeconomic data that suggested the country would avoid a hard landing and positive sentiment towards a “fiscal cliff” deal. China registered some robust return, gaining 20.08% as measured by the Index. Despite fears over a hard landing and a string of consecutively weak economic data releases that impacted the market during the middle of the year, the country strongly rebounded in the fourth quarter. A deceleration in GDP to 7.5%, the lowest reading since 2009, provided the backdrop to a period which saw the central bank cut rates twice as well as implement a number of other stimuli in an effort to ward off a sharp economic slowdown. Data released in the third quarter indicated that these efforts had been successful and provided impetus for a rally into year end.

In contrast, some North Asian markets were left trailing regional peers. Deteriorating fundamentals, including rising inflation and declining exports, left the Taiwanese market lagging with a 17.54% return as measured by the Index. Indian equities began the year well before a deterioration in GDP growth, inflationary pressures, plunging industrial production and corporate scandals negatively impacted the market mid-year. The impact saw the Indian rupee hit an all time low against the dollar, which was another headwind to the country’s economy. India is a net importer of oil and rising fuel costs saw refiners raise prices, further inflaming inflationary pressures. However, a flurry of investor-friendly reforms and a healthier third quarter GDP reading of 5.3% YoY (year over year) provided a strong boost to the market in the fourth quarter. India finished the fiscal year up by 25.70%, as measured by the Index.

At the sector level, health care was the best performing sector, climbing 34.67% during the fiscal year as measured by the Index. The sector benefited from a combination of strong fundamentals and merger and acquisition activity, particularly in Asia where medical supplies manufacturers and life providers alike did well. Pro-cyclical sectors technology and financials also performed well, adding 23.57% and 26.64% respectively, while consumer staples rose 27.17%. Within consumer staples, beverage producers did particularly well on the back of continued demand growth and a round of merger and acquisition activity in the sector. The weakest performance came from energy and materials and processing, which advanced 6.13% and 10.88%, respectively, as measured by the Index.

U.S./Global Fixed Income Markets

For the fiscal year ended December 31, 2012, fixed income markets continued to be driven by global macroeconomic factors. The market started the year following a positive trend as part of a relief rally that began in October 2011. This rally was supported by a series of positive announcements during a respite from negative announcements from the United States and Europe. However, negative developments started to resurface once again in April and May, which caused a temporary setback in the market’s rally. Central bankers from Europe and the United States responded by providing additional stimulus to ease investor concerns. With the support from central banks, the market continued its rally through the end of the year.

Markets outperformed in the first quarter as positive developments, and a decline in negative announcements, supported demand for non-treasury sectors. In February, the U.S. Federal Reserve (the “Fed”) announced the private sale of the remaining assets in its Maiden Lane II portfolio to Credit Suisse Group AG. This portfolio primarily consisted of non-agency mortgage assets that were acquired in 2008 from American International Group Inc. (AIG) to alleviate capital and liquidity pressures on the company. A portion of the Maiden Lane II portfolio was sold off in the open market in 2011, but sales were halted after the drawn out sales process started to materially depress sub-prime non-agency mortgage asset prices. This transaction was seen as a positive development as it removed looming concerns of potentially another round of disruptive open market sales. The Fed stated that the combined sales of the Maiden Lane II portfolio netted a $2.8 billion profit for U.S. taxpayers. In the same month, the European Central Bank provided 800 eurozone banks with an additional €529.5 billion in low interest loans as part of the second round of its Long Term Refinancing Operations (“LTRO”). The LTRO program was a low cost loan scheme for European banks that was announced by the European Central Bank towards the end of 2011 in a bid to help ease the eurozone crisis. Round one was carried out in December 2011, when banks took €489 billion from the European Central Bank. Separate but related, the European Central Bank and the International Monetary Fund also finally agreed to a €130 billion bailout for Greece to help it avoid

8	Market Summary

Russell Investment Funds

default. The combination of these developments reduced the short-term risk of negative knock-on effects to emerging market countries. This respite was reflected positively in emerging market debt performance, with the Barclays Emerging Market (USD) Index outperforming equivalent duration U.S. treasuries by 3.55% in February. In March, the results of the Fed’s stress test of the 19 largest U.S. banks’ capital adequacy were released. With 15 of the 19 banks passing the stress test, markets continued to rally. For February and March 2012, all credit sectors in the Barclays US Aggregate Bond Index outperformed their respective equivalent duration U.S. treasuries. In particular, investment grade corporate bonds (particularly the financial sub-sector), commercial mortgage-backed securities and emerging market debt lead the way. The Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index and the Barclays Emerging Market (USD) Index outperformed equivalent duration U.S. treasuries by 2.00%, 2.07% and 5.13%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was 4.88% and -0.27% in February and March, respectively.

However, risk aversion returned to the marketplace in April and May as negative news out of the U.S. and Europe dominated markets once again. U.S. economic data releases were lackluster as labor markets remained weak with initial jobless claims at the start of April elevated at approximately 388,000 according to the U.S. Department of Labor. The first quarter 2012 advanced U.S. Gross Domestic Product (“GDP”) release came in below expectations at a sluggish 2.2% according to the U.S. Bureau of Economic Analysis. In Europe, concerns over the solvency of Spanish banks were front and center in addition to S&P’s downgrade of Spain’s debt rating from A to BBB+ in April. In May, concerns continued to mount as Spanish yields continued to increase, reflecting growing perceived risk in the Spanish banking sector. In addition, investors had to deal with the uncertainty surrounding which party would win in the upcoming Greek elections. Greek parties had differing views on austerity and the outcome of the election was seen to influence whether or not Greece would exit the Euro. Up until this point, U.S. 10-year treasury yields had been increasing from 1.87% at the beginning of January 2012 to 2.21% at the end of March. Due to the negative developments in these two months, U.S. 10-year treasury yields decreased by 0.65% to 1.56% at the end of May, reflecting a flight-to-safety by investors. Over this period, all credit risk sectors in the Barclays U.S. Aggregate Bond Index underperformed equivalent duration U.S. treasuries. The asset-backed securities sector underperformed the least, as investors continued to see these securities as high quality and liquid. However, the Barclays US Mortgage Backed Securities Index, Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index, Barclays High Yield Index and Barclays Emerging Market (USD) Index underperformed equivalent duration U.S. treasuries by 0.92%, 2.11%, 0.94%, 2.34% and 5.56%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was 1.67% and (0.23)% in April and May, respectively.

After these two tumultuous months, markets rallied as a series of central bank actions stimulated investors to resume risk taking. In June, Spain accepted a bailout package of up to €100 billion that focused on stabilizing the Spanish banking sector. Afterwards, the anxiety surrounding the Greek election subsided after the pro-bailout New Democracy party won the elections and gave hope to investors that Greece would stay in the Euro. The market’s positive momentum continued in July as Mario Draghi, president of the European Central Bank, publicly announced that the European Central Bank was ready to do whatever it takes to preserve the Euro. The Fed reaffirmed its commitment to keep rates low until end of 2014, but remained elusive about the possibility of releasing a third round of quantitative easing. Meanwhile, investors continued to bolster the markets on speculation that the Fed’s stimulus would be announced in the near future. In September, the Federal Reserve announced a third round of quantitative easing, as many had speculated, but surprised investors with the open ended nature of the stimulus program. The third round of quantitative easing (“Quantitative Easing III”) would be in the form of an additional $40 billion in agency mortgage backed securities purchases per month until labor markets substantially improved. While investors had already bid up agency mortgages in expectation of a stimulus program using agency mortgage purchases, the open ended nature of the announcement caused agency mortgages to further rally immediately after the announcement. The Fed also announced the continuation of Operation Twist (a program to sell short-term U.S. treasuries and buy longer-dated bonds) and revised its expectation of a rate rise to mid-2015. The culmination of the various developments over this period was highly supportive of risk assets. From June to October, the U.S. 10-year treasury yield increased from 1.56% at the end of May to 1.69% at the end of October. The Barclays US Mortgage Backed Securities Index, Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index, Barclays High Yield Index and Barclays Emerging Market (USD) Index outperformed equivalent duration U.S. treasuries by 0.90%, 5.60%, 4.89%, 7.46% and 11.00%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was very strong over this period, with the most outstanding month being September where the index returned 19.47%.

Markets cooled off a bit in November following the U.S. Presidential election. The Barclays Investment Grade Corporate Index underperformed equivalent duration U.S. treasuries by 0.87% and the U.S. 10-year treasury yield decreased

Market Summary	9

Russell Investment Funds

0.08% as markets refocused their concerns on the “fiscal cliff” negotiations. The investment grade corporate sector was notably affected, as issuers pushed through issuances planned for early 2013 in order to get ahead of any tax and market uncertainties as a result of the fiscal cliff. Markets ended the year in December on a high note with all major fixed income sectors in the Barclays US Aggregate Bond Index outperforming their respective equivalent duration U.S. treasuries. For example, the investment grade corporate bond sector, as measured by the Barclays Investment Grade Corporate Index, outperformed equivalent duration U.S. treasuries by 0.60%. Furthermore, the 10-year U.S. treasury yield increased by 0.12%. December is traditionally a quiet month as markets slow down heading in to the holiday season. However, investors were kept on their toes this year as the Fed announced another round of quantitative easing on December 12th. The Fed announced their plans to let Operation Twist expire and replaced it with $45 billion of U.S. treasury purchases per month. In addition, the Fed provided a small surprise to the market by announcing a new guidance format for providing clarity on the path of interest rates. The Fed stated that they expect the federal funds rate will need to be low as long as the jobless rate is above 6.5%, shorter-term (between one to two years ahead) inflation is no more than 2.5%, and longer-term inflation is well-anchored. December was also eventful due to the ongoing fiscal cliff negotiations that were drawn out until just before the December 31st deadline. Despite the tense drama, markets had become increasingly optimistic of a non-catastrophic outcome throughout the month and this optimism drove December’s market rally.

10	Market Summary

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Russell Investment Funds

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

Conservative Strategy Fund
	Total Return
1 Year	8.85%
Inception*	3.98	%§

Barclays U.S. Aggregate Bond Index**
	Total Return
1 Year	4.21%
Inception*	6.15	%§

BofA Merrill Lynch 1-3 Yr US Treasuries Index***
	Total Return
1 Year	0.43%
Inception*	0.90	%§

12	Conservative Strategy Fund

Russell Investment Funds

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

The Conservative Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide high current income and low long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2012?

For the fiscal year ended December 31, 2012, the Conservative Strategy Fund gained 8.85%. This is compared to the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, which gained 4.21% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2012, the Lipper® Mixed Asset Target Allocation Conservative Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 9.19%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s outperformance relative to the Barclays U.S. Aggregate Bond Index was due to the Fund’s out-of-benchmark allocation to equities, global real estate securities and opportunistic credit, which outperformed fixed income securities over the period.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The overall positive market environment for U.S. equities through the fiscal year ended December 31, 2012 provided a tailwind for the Fund’s out of benchmark allocation to U.S. large cap equities, which contributed to positive returns over the fiscal year.

In the U.S., the equity market was dominated by macroeconomic drivers. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%.

Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. During the fourth quarter, despite immediate volatility in the U.S. equity markets following the presidential election in November, investors shifted their focus to the “fiscal cliff” combination of increased taxes and federal spending cuts looming on January 1, 2013. Despite the uncertainty, equity markets continued positive trends in anticipation of a deal to avoid the fiscal cliff. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year ending December 31, 2012 up 16.42%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

The combination of quantitative easing in the U.S., supporting actions by the ECB to support its member countries through unlimited asset purchases, resulted in a positive environment for global equities. In addition, improving economic conditions in China late in the year coupled with the stimulatory environment in developed markets drove emerging markets higher for the fiscal year. The Russell Developed ex-U.S. Index ended the year up 16.73% while the Russell Emerging Markets Index finished up 18.78% for the year. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds positively impacted performance against its pure fixed income benchmark.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 27.73% and outperformed fixed income markets, which benefited the Fund’s allocation to the RIF Real Estate Securities Fund.

In contrast, an allocation to the RIC Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -1.06% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a “risk-on” theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, gained 4.21% for the year but lagged riskier assets such as U.S. equities.

Conservative Strategy Fund	13

Russell Investment Funds

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

The Fund’s strategic allocation to fixed income Underlying Funds was beneficial, as the fixed income Underlying Funds outperformed the Fund’s benchmark primarily due to their out of benchmark fixed income exposures. In particular, the RIF Core Bond Fund’s outperformance was driven by exposure to non-Treasury sectors and non-benchmark securities, such as high yield corporate, non-agency mortgage-backed securities and emerging market debt. These securities outperformed supported by the overall “risk-on” market environment over the fiscal year.

The Fund’s strategic allocation to the RIF Non-U.S. Fund and RIC Russell Global Equity Fund benefited the Fund’s benchmark relative performance, as each outperformed the Fund’s benchmark. From an active management standpoint, performance of these Underlying Funds was mixed. The RIF Non-U.S. Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the RIC Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. For the RIF Non-U.S. Fund, positioning in companies that exhibited slightly higher growth characteristics than the market was beneficial as investors became less skeptical of growth forecasts and more willing to invest in companies geared towards positive economic growth. The fund’s exposure to momentum was positive, especially within information technology companies in emerging markets. For the RIC Russell Global Equity Fund, stock selection among U.S. mining stocks and emerging market securities, and an underweight to the strong performing financials sector detracted from performance.

The Fund’s strategic allocation to U.S. equity Underlying Funds benefited the Fund’s benchmark relative performance, as U.S. equities performed particularly well against core fixed income for the period. However, each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the RIF Multi-Style Equity Fund underperformed the Russell 1000® Index for the year, driven by a difficult second quarter as the fund was positioned for economic growth in a market environment that became risk averse. Positions in stocks with above-market growth rates and underweights in stocks with high dividend yield detracted from performance. The RIC Russell U.S. Defensive Equity Fund’s underperformance was driven by an underweight to the health care sector and overweight to the energy sector. Overweight positions in stocks with low price to earnings and price to cash flow ratios were also negative.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocations to the RIF Real Estate Securities Fund and RIC Russell Global Infrastructure Fund were positive, as these Underlying Funds strongly outperformed the Barclays U.S. Aggregate Bond Index. The Fund’s strategic allocation to the RIC Russell Commodity Strategies Fund detracted, as the commodities asset class underperformed the Barclays U.S. Aggregate Bond Index.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund. Performance of the Fund’s short-term asset allocation modifications fluctuated throughout the fiscal year, but ended the fiscal year modestly negative. This was driven by a negative impact from an overweight to fixed income and underweight to non-U.S. equity markets in the second half of the year during a period of rising equity markets. However, the tilt toward fixed income taken in mid-May successfully helped reduce volatility during a period of notable uncertainty.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the RIC Russell U.S. Dynamic Equity Fund and the RIC Russell Multi-Strategy Alternative Fund as Underlying Funds. The RIC Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the RIC Russell U.S Defensive Equity Fund. The RIC Russell Multi-Strategy Alternative Fund was added as a diversifier to equity returns and was funded by decreasing the Fund’s allocation to equity funds.

Effective August 15, 2012, RIMCo changed the RIC Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the RIC Russell U.S. Defensive Equity Fund.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund.

On February 5, 2012, the Fund increased its allocation to each of the RIC Russell Global Equity Fund and RIC Russell Global Opportunistic Credit Fund by 0.25% above the target strategic allocation and decreased its allocation to the RIC Russell Investment Grade Bond Fund by 0.50% below the target strategic allocation in response to the improving U.S. and global economic outlook.

14	Conservative Strategy Fund

Russell Investment Funds

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

On April 19, 2012, the Fund decreased its allocation to the RIC Russell Global Equity Fund back to the target strategic allocation and increased its weight to the RIF Multi-Style Equity Fund to 0.25% above the target strategic allocation in recognition of growing concerns in global equity markets but maintained confidence in the U.S. equity markets.

On May 14, 2012, the Fund shifted to a defensive position in light of increasing policy risk in the European Union and downside risk in global equity markets, decreasing its weight to the RIF Non-U.S. Fund to 1.50% below the target strategic allocation and increasing its weight to each of the RIC Russell Investment Grade Bond Fund and RIF Multi-Style Equity Fund by 1.00% and 0.50%, respectively, above the target strategic allocation.

On October 22, 2012, the Fund shifted back to the target strategic allocation to the RIC Russell Investment Grade Bond Fund, decreased its underweight to the RIF Non-U.S. Fund to

1.00% below the target strategic allocation and maintained a 1.00% overweight to the RIF Multi-Style Equity Fund given mitigation of large tail risk by positive ECB and Fed policy announcements, but continued economic concerns over Europe.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Funds (“RIF”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	The Fund first issued shares on May 2, 2011.

**	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

***	BofA Merrill Lynch 1-3 Yr U.S. Treasuries Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Conservative Strategy Fund	15

Russell Investment Funds

Conservative Strategy Fund

Shareholder Expense Example — December 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fees and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2012	$1,000.00	$1,000.00
Ending Account Value December 31, 2012	$1,044.70	$1,024.63
Expenses Paid During Period*	$0.51	$0.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

16	Conservative Strategy Fund

Russell Investment Funds

Conservative Strategy Fund

Schedule of Investments — December 31, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.7%
Russell Investment Company (“RIC”) and other Russell Investment Funds (“RIF”) Series Mutual Funds

Alternative Funds - 8.1%
RIC Russell Commodity Strategies Fund Class Y	2,193	20
RIC Russell Global Infrastructure Fund Class Y	1,924	21
RIC Russell Multi-Strategy Alternative Fund Class Y	2,063	21
RIF Global Real Estate Securities Fund	1,378	22

		84

Domestic Equities - 6.6%
RIC Russell U.S. Defensive Equity Fund Class Y	797	26
RIC Russell U.S. Dynamic Equity Fund Class Y	1,060	11
RIF Multi-Style Equity Fund	2,085	31

		68

Fixed Income - 78.4%
RIC Russell Global Opportunistic Credit Fund Class Y	1,994	21
RIC Russell Investment Grade Bond Fund Class Y	9,311	208
RIC Russell Short Duration Bond Fund Class Y	9,620	188
RIF Core Bond Fund	36,649	397

		814

International Equities - 7.6%
RIC Russell Global Equity Fund Class Y	5,215	47
RIF Non-U.S. Fund	3,082	32

		79

Total Investments - 100.7% (identified cost $1,010)		1,045

Other Assets and Liabilities, Net - (0.7%)		(7)

Net Assets - 100.0%		1,038

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund	17

Russell Investment Funds

Conservative Strategy Fund

Presentation of Portfolio Holdings — December 31, 2012 (Unaudited)

Categories	% of Net Assets

Alternative Funds	8.1
Domestic Equities	6.6
Fixed Income	78.4
International Equities	7.6

Total Investments	100.7
Other Assets and Liabilities, Net	(0.7)

100.0

See accompanying notes which are an integral part of the financial statements.

18	Conservative Strategy Fund

Russell Investment Funds

Conservative Strategy Fund

Statement of Assets and Liabilities — December 31, 2012 (Unaudited)

Amounts in thousands
Assets
Investments, at identified cost	$1,010
Investments, at fair value	1,045
Receivables:
Investments sold	—	*
From affiliates	11

Total assets	1,056

Liabilities
Payables:
Fund shares redeemed	—	*
Accrued fees to affiliates	—	*
Other accrued expenses	18

Total liabilities	18

Net Assets	$1,038

Net Assets Consist of:
Accumulated net realized gain (loss)	$4
Unrealized appreciation (depreciation) on investments	35
Shares of beneficial interest	1
Additional paid-in capital	998

Net Assets	$1,038

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$10 .00
Net assets	$1,037,689
Shares outstanding ($.01 par value)	103,819

(#)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.
*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund	19

Russell Investment Funds

Conservative Strategy Fund

Statement of Operations — For the Period Ended December 31, 2012

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$33

Expenses
Advisory fees	2
Administrative fees	1
Custodian fees	16
Transfer agent fees	—	*
Professional fees	27
Trustees’ fees	—	*
Printing fees	1
Miscellaneous	2

Expenses before reductions	49
Expense reductions	(48)

Net expenses	1

Net investment income (loss)	32

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3
Capital gain distributions from Underlying Funds	7

Net realized gain (loss)	10
Net change in unrealized appreciation (depreciation) on investments	49

Net realized and unrealized gain (loss)	59

Net Increase (Decrease) in Net Assets from Operations	$91

*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

20	Conservative Strategy Fund

Russell Investment Funds

Conservative Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2012	2011(1)
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$32	$11
Net realized gain (loss)	10	5
Net change in unrealized appreciation (depreciation)	49	(14)

Net increase (decrease) in net assets from operations	91	2

Distributions
From net investment income	(32)	(11)
From net realized gain	(11)	— *

Net decrease in net assets from distributions	(43)	(11)

Share Transactions**
Net increase (decrease) in net assets from share transactions	16	983

Total Net Increase (Decrease) in Net Assets	64	974

Net Assets
Beginning of period	974	—

End of period	$1,038	$974

(1)	For the period May 3, 2011 (commencement of operations) to December 31, 2011.
*	Less than $500.
**	Share transaction amounts (in thousands) for the periods ended December 31, 2012 and December 31, 2011 were as follows:

	2012		2011(1)
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	63	$621	101	$973
Proceeds from reinvestment of distributions	4	43	1	10
Payments for shares redeemed	(65)	(648)	—	—

Total increase (decrease)	2	$16	102	$983

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund	21

Russell Investment Funds

Conservative Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(f)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain		$ Total Distributions
December 31, 2012	9.59	.31	.53	.84	(.32)	(.11)		(.43)
December 31, 2011(1)	10.00	.29	(.49)	(.20)	(.21)	—	(g)	(.21)

See accompanying notes which are an integral part of the financial statements.

22	Conservative Strategy Fund

$ Net Asset Value, End of Period	% Total Return(c)(h)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(d)(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(f)	% Ratio of Net Investment Income to Average Net Assets(b)(c)(f)	% Portfolio Turnover Rate(c)
10.00	8.85	1,038	4.80	.10	3.14	73
9.59	(1.96)	974	18.39	.10	3.10	5

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund	23

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Highlights — December 31, 2012

(1)	For the period May 3, 2011 (commencement of operations) to December 31, 2011.
(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and reimbursed by Russell Investment Management Company (“RIMCo”).
(g)	Less than $.01 per share.
(h)	The total return does not reflect any Insurance Company Separate Account or Policy Charges.

See accompanying notes which are an integral part of the financial statements.

24	Notes to Financial Highlights

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements — December 31, 2012

1.	Organization

Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with 10 different investment portfolios referred to as Funds. These financial statements report on the Conservative Strategy Fund (the “Fund”). The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. The Fund is offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operated as a Massachusetts business trust under an Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”). The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

The Fund is a “fund of funds” and seeks to achieve its objective by investing in a combination of Russell Investment Company (“RIC”) funds and other of the Investment Company’s Funds (together, the “Underlying Funds”) as set forth in the table below. Russell Investment Management Company (“RIMCo”), the Fund’s investment adviser, may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests from time to time based on capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. Modifications in the allocations to the Underlying Funds are typically based on strategic, long-term allocation decisions. The Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund, (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year. In the future, the Fund may also invest in other Underlying Funds that pursue investment strategies not pursued by the current Underlying Funds or represent asset classes which are not currently represented by the Underlying Funds.

Asset Allocation Targets as of August 15, 2012*

Underlying Funds	Conservative Strategy Fund
Alternative Funds**
RIC Russell Commodity Strategies Fund	0-7%
RIC Russell Global Infrastructure Fund	0-7
RIC Russell Multi-Strategy Alternative Fund	0-7
RIF Global Real Estate Securities Fund	0-7
Domestic Equity Funds
RIC Russell U.S. Defensive Equity Fund***	0-8
RIC Russell U.S. Dynamic Equity Fund****	0-6
RIF Multi-Style Equity Fund	0-7
Fixed Income Funds
RIC Russell Global Opportunistic Credit Fund	0-7
RIC Russell Investment Grade Bond Fund	15-25
RIC Russell Short Duration Bond Fund	13-23
RIF Core Bond Fund	33-43
International Equity Funds
RIC Russell Global Equity Fund	0-9
RIF Non-U.S. Fund	0-9

*	Prospectus dated May 1, 2012, as supplemented through August 15, 2012.
**	Alternative Funds consist of registered investment companies that seek low correlation to equity and/or fixed income investments.
***	Formerly, RIC Russell U.S. Quantitative Equity Fund.
****	Formerly, RIC Russell U.S. Growth Fund.

2.	Significant Accounting Policies

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Notes to Financial Statements	25

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2012

Security Valuation

The Fund values its portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

Fair value of securities is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (e.g., the risk inherent in a particular valuation technique, such as a pricing model or the risks inherent in the inputs to a particular valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active (such as interest rates, yield curves, implied volatilities, credit spreads) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

The levels associated with valuing the Fund’s investments for the period ended December 31, 2012 were Level 1.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the net asset value stated in the financial statements to be different from the net asset value at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, the Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Fund.

The Fund files a U.S. tax return. At December 31, 2012, the Fund had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending December 31, 2009 through December 31, 2011, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund complies with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50%

26	Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2012 likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Fund’s liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Dividends and Distributions to Shareholders

Income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset values.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of the Underlying Funds’ fees and expenses incurred indirectly by the Fund will vary.

Guarantees

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Underlying Funds may also be exposed to counterparty risk or the risk that an institution or other entity with which the Underlying Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Underlying Funds’ financial statements (the “Assets”). The Assets, which potentially expose the Underlying Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Underlying Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Underlying Funds’ Statements of Assets and Liabilities.

3.	Investment Transactions

Securities

During the period ended December 31, 2012, purchases and sales of the Underlying Funds (excluding short-term investments) were as follows:

	Purchases	Sales

Conservative Strategy Fund	$761,117	$765,347

4.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

RIMCo advises the Fund and Russell Fund Services Company (“RFSC”) is the Fund’s administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIF and RIMCo.

Notes to Financial Statements	27

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2012

The advisory fee of 0.20% and administrative fee of up to 0.05% are based upon the average daily net assets of the Fund and are payable monthly. The following shows the total amount of each of these fees paid by the Fund for the period ended December 31, 2012.

	Advisory	Administrative

Conservative Strategy Fund	$2,026	$506

RIMCo has contractually agreed, until April 30, 2013, to waive up to the full amount of its 0.20% advisory fee and then reimburse the Fund for other direct Fund level expenses to the extent that direct Fund level expenses exceed 0.10% of the average daily net assets of the Fund on an annual basis. Direct Fund level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

For the period ended December 31, 2012, RIMCo waived/reimbursed the following expenses:

	Waiver	Reimbursement	Total

Conservative Strategy Fund	$2,026	$45,556	$47,582

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent

RFSC serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RFSC is paid a fee based upon the average daily net assets of the Fund for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total fees paid by the Fund for the period ended December 31, 2012 were as follows:

Amount

Conservative Strategy Fund	$44

Distributor

Russell Financial Services, Inc. (the “Distributor”), a wholly-owned subsidiary of RIMCo, is the distributor for the Investment Company pursuant to a distribution agreement with the Investment Company. The Distributor receives no compensation from the Investment Company for its services.

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended December 31, 2012 were as follows:

Conservative Strategy Fund

Administration fees	$44
Transfer agent fees	3
Trustee fees	55

$102

Board of Trustees

The Russell Fund Complex consists of RIC, which has 40 funds, RIF, which has 10 funds and Russell Exchange Traded Funds Trust (“RET”) which has 1 fund. Each of the Trustees is a Trustee of RIC, RIF and RET. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $75,000 per year; each of its interested Trustees a retainer of $65,000 per year; and each Trustee $7,000 for each regularly scheduled meeting attended in person and $3,500 for each special meeting and the Annual 38a-1 meeting attended in person, and for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Fund’s valuation and pricing procedures) and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out-of-pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $75,000. Ms. Cavanaugh and the Trustee Emeritus are not compensated by the Russell Fund Complex for service as a Trustee.

28	Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2012

Transactions with Affiliated Companies (amounts in thousands)

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control with. Transactions during the period ended December 31, 2012 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

Conservative Strategy Fund
RIC Russell Commodity Strategies Fund Class Y	$20	$16	$16	$(1)	$—	$—
RIC Russell Global Infrastructure Fund Class Y	21	14	15	—	1	—
RIC Russell Multi-Strategy Alternative Fund Class Y	21	21	—	—	—	—
RIF Global Real Estate Securities Fund	22	14	17	—	1	—
RIC Russell U.S. Defensive Equity Fund Class Y	26	22	28	1	—	—
RIC Russell U.S. Dynamic Equity Fund Class Y	11	11	—	—	—	—
RIF Multi-Style Equity Fund	31	34	36	2	—	—
RIC Russell Global Opportunistic Credit Fund Class Y	21	17	18	—	2	—
RIC Russell Investment Grade Bond Fund Class Y	208	152	146	—	8	2
RIC Russell Short Duration Bond Fund Class Y	188	123	119	—	4	1
RIF Core Bond Fund	397	260	257	—	15	4
RIC Russell Global Equity Fund Class Y	47	38	47	1	1	—
RIF Non-U.S. Fund	32	39	63	—	1	—

	$1,045	$761	$762	$3	$33	$7

5.	Federal Income Taxes

At December 31, 2012, the Fund did not have any capital loss carryforwards. Should the Fund have capital loss carryforwards, they may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2012, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Conservative Strategy Fund

Cost of Investments	$1,011,964

Unrealized Appreciation	$33,526
Unrealized Depreciation	(739)

Net Unrealized Appreciation (Depreciation)	$32,787

Undistributed Ordinary Income	$86
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$5,939
Tax Composition of Distributions
Ordinary Income	$37,550
Long-Term Capital Gains	$5,403

6.	Interfund Lending Program

The Fund has been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). The Fund may borrow money from another fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. A lending fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the lending fund. The Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the lending fund could result in reduced returns or additional borrowing costs. For the period ended December 31, 2012, the Fund did not borrow or loan through the interfund lending program.

Notes to Financial Statements	29

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2012

7.	Record Ownership

As of December 31, 2012, the following table includes shareholders of record with greater than 10% of the total outstanding shares of the Fund.

	# of Shareholders	%

Conservative Strategy Fund	1	100.0

8.	Subsequent Events

Management has evaluated the events and/or transactions that have occurred through the date the financial statements were available to be issued and noted no items requiring adjustments of the financial statements or additional disclosures.

30	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Strategy Fund (one portfolio constituting Russell Investment Funds, hereafter referred to as the “Fund”) at December 21, 2012, the results of its operations for the period then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, WA

February 14, 2013

Report of Independent Registered Public Accounting Firm	31

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Tax Information — December 31, 2012 (Unaudited)

For the tax year ended December 31, 2012, the Fund hereby designates 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012.

The Fund designates 7.2% dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,403 as long-term capital gain dividends for their taxable year ended December 31, 2012.

The Fund listed below paid foreign taxes and recognized foreign source income during the taxable year ended December 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following per share amounts of foreign taxes paid and income earned from foreign sources:

Fund Name	Foreign Taxes Paid	Foreign Taxes Paid Per Share	Foreign Source Income	Foreign Source Income Per Share

Conservative Strategy	$190	$0.0018	$2,354	$0.0227

Please consult a tax adviser for any questions about federal or state income tax laws.

32	Tax Information

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the funds (collectively, the “portfolio management contracts”) in which the Fund invests (the “Underlying Funds”) at a meeting held in person on April 24, 2012 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Fund, sales and redemptions of the Fund’s and Underlying Funds’ shares, management of the Fund and the Underlying Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Fund and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of the Fund and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Fund and the Underlying Funds. In the case of the Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. The Third-Party Information may reflect changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Fund and Underlying Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 16, 2012, the Independent Trustees in preparation for the Agreement Evaluation Meeting met by conference telephone call to review the Agreement Evaluation Information received to that date in a private session with their independent counsel at which no representatives of RIMCo or the Fund’s management were present and, on the basis of that review, requested additional Agreement Evaluation Information. The Independent Trustees also met in person on April 23, 2012, in executive session with their independent counsel, to review additional Agreement Evaluation Information received to that date. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Fund and Underlying Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board at the Agreement Evaluation Meeting as part of this review encompassed the Fund and all other RIMCo-managed funds for which the Board has supervisory responsibility. Prior to voting at the Agreement Evaluation Meeting, the Independent Trustees again met in executive session with their independent counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered RIMCo’s advice that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of the Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of the Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo managed directly a portion of one Underlying Fund’s assets employing a “select holdings strategy,” as described below, during 2011 and a portion of 2012, and generally directly manages the investment of each Underlying Fund’s cash. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. RIMCo may also manage the Fund’s assets to manage risk in the Fund’s investment portfolio. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct

Basis for Approval of Investment Advisory Contracts	33

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

and manage diversified portfolios in a risk-aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Fund’s investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Fund and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment advisory or security selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Fund or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of the Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Underlying Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent or cash management fees and fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided and which are expected to be provided to the Funds, including Fund portfolio management services, the Board inquired as to the continuing impact on the Funds’ operations of significant changes in RIMCo’s senior management and other personnel providing services to the Funds during 2009 and 2010 and to the date of the Agreement Evaluation Meeting and the relocation of the Russell organization’s headquarters. At the Agreement Evaluation Meeting, senior representatives of RIMCo discussed these changes with the Board and assured the Board that such changes have not resulted in any diminution in the nature, scope or quality of the services provided to the Funds or the Underlying Funds. The Board also discussed the impact of such changes on the compliance programs of the Funds,

34	Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

the Underlying Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the compliance programs of the Funds or the Underlying Funds.

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly managed a portion — up to 10% — of the assets of the RIF Multi-Style Equity Fund (the “Participating Underlying Fund”) utilizing a select holdings strategy (the “select holdings strategy”) during 2011 and a portion of 2012, the actual allocation being determined by the Participating Underlying Fund’s RIMCo portfolio manager. The Board considered that the select holdings strategy utilized by RIMCo in managing such assets for the Participating Underlying Fund was designed to increase the Participating Underlying Fund’s exposure to stocks that were viewed as attractive by multiple Money Managers of the Participating Underlying Fund. The select holdings strategy was discontinued during 2012 with respect to the Participating Underlying Fund. The Board considered the impact of the select holdings strategy upon the investment results of the Participating Underlying Fund. The Board also considered that during the periods that the select holdings strategy was utilized for the Participating Underlying Fund, RIMCo was not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy was employed and that the profits derived by RIMCo generally, and from the Participating Underlying Fund consequently, may have increased incrementally. The Board, however, further considered RIMCo’s advice that it paid certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurred additional costs in carrying out the select holdings strategy; the limited amount of assets that were managed directly by RIMCo pursuant to the select holdings strategy; and the fact that the aggregate investment Advisory Fees paid by the Participating Underlying Fund were not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Fund’s and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Underlying Funds than that of some of their Comparable Funds. According to RIMCo, the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for the Underlying Funds encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of the Fund’s or Underlying Fund’s total expense ratio to obtain a complete picture. The Board, however, considered the Fund’s and Underlying Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s or Underlying Fund’s total expense ratio.

The Board considered for the Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fee for the Fund or Underlying Fund appropriately reflects or should be revised to reflect any such economies. The Board determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fee for the Fund or Underlying Fund appropriately reflected any economies of scale realized by that Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds.

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Fund, the Underlying Funds and other RIF funds under the Board’s supervision, including the Underlying Funds, are lower, and, in some cases, may be substantially lower, than the rates paid by the RIF funds supervised by the Board, including the Fund. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the funds under its supervision, including the Underlying Funds. RIMCo explained, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo also noted that since the Fund must constantly issue and redeem its shares, it is more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Fund is subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Fund and Underlying Funds and all of the Fund’s and Underlying Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Fund and Underlying Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

Basis for Approval of Investment Advisory Contracts	35

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

With respect to the Fund’s Advisory Fees, the Third-Party Information showed that the Advisory Fee for the Fund, on a contractual basis, was ranked in the fourth quintile of its Expense Universe but was ranked in the first quintile of its Expense Universe on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to the Fund’s Comparable Funds). In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expenses Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparisons were based upon the latest fiscal years for the Expense Universe funds. In assessing the Fund’s Advisory Fees, the Board focused on actual Advisory Fees.

With respect to the Fund’s total expenses, the Third-Party Information showed that the total expenses for the Fund were ranked in the second quintile of its Expense Universe. In these rankings, the first quintile represents funds with the lowest total expenses among the Expense Universe Funds and the fifth quintile represents funds with the highest total expenses among the Expense Universe Funds. On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Agreement Evaluation Meeting by RIMCo, the Board, in respect of the Fund and each Underlying Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or Underlying Funds; (2) the relative expense ratio of the Fund and each Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Fund or Underlying Funds were not excessive; and (5) RIMCo’s profitability with respect to the Fund and each Underlying Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

In evaluating the performance of the Fund and Underlying Funds generally relative to their Comparable Funds, the Board, in addition to the factors described above, also considered RIMCo’s advice that many of the Underlying Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large cash positions uninvested in their investment portfolios. By contrast, the Underlying Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Underlying Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). RIMCo noted that the Underlying Funds’ full investment strategy generally will detract from their relative performance, and therefore the relative performance of the Fund, in a declining market, but may enhance the Underlying Funds’ relative performance in a rising market.

The Board concluded that, under the circumstances, the performance of the Fund was consistent with continuation of the RIMCo Agreement. In evaluating performance, the Board considered the Fund’s and each Underlying Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to the Fund’s performance relative to its Comparable Funds. In assessing the Fund’s performance relative to its Comparable Funds or benchmark or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Underlying Funds in a risk-aware manner and the periodically volatile capital market conditions since 2008.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be consistent with the interests of the Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

At the Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Fund’s CCO regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate, although RIMCo noted its intentions to recommend terminations of some Money Managers at the Board’s May 2012 meeting in connection with planned changes to the investment programs of certain Underlying Funds. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by the Fund and each Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

36	Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information and other information received from RIMCo in support of its recommendations at the Agreement Evaluation Meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of the Fund and each Underlying Fund.

Prior to the April 24, 2012 Agreement Evaluation Meeting, the Board of Trustees received a proposal from RIMCo at a meeting held on February 28, 2012, to effect a money manager change for the Aggressive Equity Fund. In the case of the proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 19, 2011 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Subsequent to the April 24, 2012 Agreement Evaluation Meeting, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 22, 2012, to effect a money manager change for the RIC Russell U.S. Quantitative Equity Fund, RIF Non-U.S. Fund, RIC Russell Global Opportunistic Credit Fund, RIC Russell Investment Grade Bond Fund, RIF Core Bond Fund and RIC Russell Short Duration Bond Fund; (2) at a meeting held on August 28, 2012, to effect a money manager change for the RIC Russell Multi-Strategy Alternative Fund and RIF Multi-Style Equity Fund; and (3) at a meeting held on December 4, 2012, to effect a money manager change for the RIC Russell Global Equity Fund, RIC Russell Multi-Strategy Alternative Fund and RIC Russell Global Infrastructure Fund; at that same meeting, to effect a money manager change for the RIC Russell U.S. Dynamic Equity Fund, RIC Russell Investment Grade Bond Fund and RIF Core Bond Fund resulting from a change of control of one of each Fund’s Money Managers. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 24, 2012 Agreement Evaluation Meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Basis for Approval of Investment Advisory Contracts	37

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Shareholder Requests for Additional Information — December 31, 2012 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Underlying Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Fund maintains a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Fund’s Statement of Additional Information (“SAI”). The SAI and information regarding how the Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2012 are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please call your Insurance Company.

Some Insurance Companies may offer electronic delivery of the Fund’s prospectus and annual and semi-annual reports. Please contact your Insurance Company for further details.

38	Shareholder Requests for Additional Information

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers — December 31, 2012 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 40 funds, Russell Investment Funds (“RIF”), which has 10 funds and Russell Exchange Traded Funds Trust (“RET”) which has 1 fund. Each of the trustees is a trustee of RIC, RIF and RET. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustee emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an audit committee financial expert; and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
# Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Until successor is chosen and qualified by Trustees Appointed until successor is duly elected and qualified

•  President and CEO RIC, RIF and RET

•  Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•  Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)

•  Director, RIMCo

•  Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)

•  May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•  2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/ Washington Mutual, Inc. (investment company)

•  1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services (investment company)

				51	None

#	Ms Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET is therefore an Interested Trustee.
*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	39

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES (continued)
## Daniel P. Connealy, Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2003	Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company) • Chairman of the Audit Committee, RIC and RIF from 2005 to 2011.	51	None

### Jonathan Fine, Born July 8, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA (charitable organization)	51	None

INDEPENDENT TRUSTEES
Thaddas L. Alston, Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	51	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds (investment company) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services)	51

•  Director, Avista Corp (electric utilities);

•  Trustee, Principal Investors Funds (investment company);

•  Trustee, Principal Variable Contracts Funds (investment company)

•  Trustee, WM Group of Funds until 2006 (investment company)

##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the Funds and is therefore an Interested Trustee.
###	Mr. Fine is classified as an Interested Trustee due to Ms. Cavanaugh’s service on the Board of Directors of the United Way of King County, WA (“UWKC”) and in light of charitable contributions made by Russell Investments to UWKC.
*	Each Trustee is subject to mandatory retirement at age 72.

40	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister, Born June 26, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2012	Appointed until successor is duly elected and qualified.	• Retired • Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) • Trustee and Finance Committee Member/Chairman, Portland Community College (charitable organization)	51	Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)

Raymond P. Tennison, Jr., Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	• Vice Chairman of the Board, Simpson Investment Company • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	51	None

Jack R. Thompson, Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2005 Chairman of the Audit Committee, since 2012	Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company) • September 2007 to September 2010 Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	51	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2002	Appointed until successor is duly elected and qualified	• Retired • Chairperson of the Investment Committee until December 2009	51	None

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	41

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
** George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	51	None

**	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers, Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC, RIF and RET • Chief Compliance Officer, RFSC • 2005-2011 Chief Compliance Officer, RIMCo

Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees

•  CEO, U.S. Private Client Services, Russell Investments

•  President and CEO, RIC, RIF and RET

•  Chairman of the Board, Co-President and CEO, RFS

•  Chairman of the Board, President and CEO, RFSC

•  Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•  May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•  2007 to January 2009, Senior Vice President, National Sales —Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

•  1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC, RIF and RET • Director, Funds Administration, RIMCo, RFSC, Russell Trust Company (“RTC”) and RFS

42	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
Peter Gunning, Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees

•  Global Chief Investment Officer, Russell Investments

•  Chief Investment Officer, RIC and RIF

•  Director, FRC

•  Chairman of the Board, President and CEO, RIMCo

•  1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden, Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	• Associate General Counsel, FRC • Secretary, RIMCo, RFSC and RFS • Secretary and Chief Legal Officer, RIC, RIF and RET • 1999 to 2010 Assistant Secretary, RIC and RIF

Disclosure of Information about Fund Trustees and Officers	43

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Interested Trustees

Sandra Cavanaugh

Daniel P. Connealy

Jonathan Fine

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Cheryl Burgermeister

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustee Emeritus

George F. Russell, Jr.

Officers

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Mary Beth Rhoden, Secretary

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, WA 98101

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

1301 Second Avenue

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

1200 Crown Colony Drive

Crown Colony Office Park

Quincy, MA 02169

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, WA 98101

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

1301 Second Avenue

Seattle, WA 98101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue, Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of December 31, 2012

RIC Russell Commodity Strategies Fund

CoreCommodity Management, LLC, Stamford, CT

Credit Suisse Asset Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

RIC Russell Global Infrastructure Fund

Cohen & Steers Capital Management, Inc., New York, NY

Colonial First State Asset Management (Australia) Limited, Sydney, Australia

Nuveen Asset Management, LLC, Chicago, IL

RIC Russell Multi-Strategy Alternative Fund

2100 XENON Group LLC, Chicago, IL

Acorn Derivatives Management Corporation, White Plains, NY

Amundi Investments USA, LLC, New York, NY

AQR Capital Management, LLC, Greenwich, CT

Brigade Capital Management LLC, New York, NY

Eaton Vance Management, Boston, MA

First Eagle Investment Management, LLC, New York, NY

Galtera N.A. Inc., New York, NY

Galtere Ltd., New York, NY

Lazard Asset Management LLC, New York, NY

Levin Capital Strategies, L.P., New York, NY

Omega Advisors, Inc., New York, NY

RIF Global Real Estate Securities Fund

AEW Capital Management LP, Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

RIC Russell U.S. Defensive Equity Fund

INTECH Investment Management LLC, West Palm Beach, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

J.P. Morgan Investment Management, Inc., New York, NY

PanAgora Asset Management Inc, Boston, MA

RIC Russell U.S. Dynamic Equity Fund

AJO, LP, Philadelphia, PA

Cornerstone Capital Management, Inc., Minneapolis, MN

Schneider Capital Management Corporation, Wayne, PA

Suffolk Capital Management, LLC, New York, NY

RIF Multi-Style Equity Fund

Columbus Circle Investors, Stamford, CT

DePrince, Race & Zollo, Inc., Winter Park, FL

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Mar Vista Investment Partners, LLC, Los Angeles, CA

Suffolk Capital Management, LLC, New York, NY

Sustainable Growth Advisers, LP, Stamford, CT

RIC Russell Global Opportunistic Credit Fund

DDJ Capital Management, LLC, Waltham, MA

Lazard Asset Management LLC, New York, NY

Oaktree Capital Management, L.P., Los Angeles, CA

Stone Harbor Investment Partners LP, New York, NY

44	Adviser, Money Managers and Service Providers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

RIC Russell Investment Grade Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Macro Currency Group an investment group within Principal Global Investors, LLC, Des Moines, IA*

Metropolitan West Asset Management, LLC, Los Angeles, CA

Neuberger Berman Fixed Income LLC, Chicago, IL

Pacific Investment Management Company LLC, Newport Beach, CA

RIC Russell Short Duration Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Pacific Investment Management Company LLC, Newport

Beach, CA

Wellington Management Company, LLP, Boston, MA

RIF Core Bond Fund

Colchester Global Investors Ltd, London, England

Logan Circle Partners, L.P., Philadelphia, PA

Macro Currency Group an investment group within Principal Global Investors, LLC, Des Moines, IA*

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

* Principal Global Investors, LLC is the asset management arm of the Principal Financial Group® (The Principal®), which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

RIC Russell Global Equity Fund

GLG Inc., New York, NY

Harris Associates L.P., Chicago, IL

MFS Institutional Advisors Inc., Boston, MA

Polaris Capital Management, LLC, Boston, MA

Sanders Capital, LLC, New York, NY

T. Rowe Price Associates, Inc., Baltimore, MD

RIF Non-U.S. Fund

Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX

MFS Institutional Advisors, Inc., Boston, MA

Pzena Investment Management, LLC, New York, NY

William Blair & Company L.L.C., Chicago, IL

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser, Money Managers and Service Providers	45

Russell Investment Funds	1301 Second Avenue	800-787-7354
	Seattle, Washington 98101	Fax: 206-505-3495
www.russell.com

36-08-433

Item 2. Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

3)	compliance with applicable governmental laws, rules and regulations;

4)	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

5)	accountability for adherence to the Code.

(c)	The Code was restated as of December 2006; the restatement did not involve any material change.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Jack R. Thompson has been determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR

Item 4. Principal Accountant Fees and Services. [Annual Report Only]

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2011	$195,910
2012	$240,000

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2011	$72,760	Tax auditing services
2012	$86,500	Tax auditing services

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services
2011	$76,530	Tax filing services
2012	$73,500	Tax filing services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2011	$2,500	Tax Service Fees rendered to Private Limited on International Funds
2012	$0

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company (“RIC”)

Russell Investment Funds (“RIF”)

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: August 30, 2011

I.	Statement of Purpose.

This Policy has been adopted by the joint Audit Committee (the “Audit Committee”) of Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. The term “Fund” shall collectively refer to RIC and RIF. The term “Investment Adviser” shall refer to the Funds’ advisor, Russell Investment Management Company (“RIMCo”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II.	Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of a Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the fund, the adviser of the fund or any other affiliate of the fund.

Accordingly, it is the Funds’ policy that the independent auditor for the Funds must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

*	For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the fund on a case-by-case basis (“specific pre-approval”).

The Funds’ Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Funds’ independent audit. The Funds’ Audit and Non-Audit Pre-Approved Services Schedule lists the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Funds that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III.	Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.	Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Funds require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Funds’ SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Funds’ securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

V.	Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for a series of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VI.	Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal

Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds’ investments outside the United States. The Audit Committees will consult with the Treasurer of the Funds or outside counsel to determine that the Funds’ tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VII.	All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services are as follows:

•	Bookkeeping or other services relating to the accounting records or financial statements of the Funds

•	Financial information system design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources services

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Funds, or the Investment Advisor, authorize the independent auditor for the Funds to provide prohibited non-audit services.

VIII.	Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Funds (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Funds (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.	Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Funds who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Funds and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RIMCo, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of RIC or RIF.

X.	Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Funds and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF and Frank Russell Company and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2011	$0
2012	$0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2.

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Funds

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date: February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date: February 25, 2013

By:	/s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: February 25, 2013